UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2005

JPMorgan Funds

Intrepid

Funds

JPMorgan Intrepid America Fund

JPMorgan Intrepid Contrarian Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Value Fund

CONTENTS

President's Letter	1

Fund Information:

Intrepid America Fund	3

Intrepid Contrarian Fund	6

Intrepid Growth Fund	9

Intrepid Value Fund	12

Schedules of Portfolio Investments	15

Financial Statements	36

Financial Highlights	44

Notes to Financial Statements	48

Report of Independent Registered Public Accounting Firm	59

Trustees	60

Officers	63

Schedule of Shareholder Expenses	65

Board Approval of Renewal of Investment Advisory Agreements	68

Tax Letter	72

HIGHLIGHTS

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan Intrepid Funds

President's Letter (unaudited)  January 10, 2006

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Intrepid Funds. Inside you'll find in-depth information on the Intrepid Funds for the 12 months ended December 31, 2005, along with an update from the portfolio managers.

Stocks Produced Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year — similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively — this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index at 6.27%, outperformed the Russell 2000 Index at 4.55%.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with their investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JPMorgan Intrepid America Fund

Q: How did the Fund perform?

A: The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth*, returned 9.23% (Select Class shares) for the year ended December 31, 2005. This compares with a return of 6.27% for the Russell 1000 Index, for the same time period.

Q: Why did the Fund perform this way?

A: The Fund's performance was achieved as the U.S. economy faced brisk headwinds from higher energy prices, softening consumer spending and the Federal Reserve's continued tightening. The Fund's exposure to the momentum factors employed by the advisor's behavioral finance investment process positively impacted its relative performance. Value factors utilized in the process had a negligible impact on performance.

The energy and healthcare sectors were the largest positive contributors in the year. An overweight position and stock selection in energy, the best-performing sector in the index, contributed to the Fund's return. The healthcare sector positively impacted results due to our overweight position and strong stock selection in the healthcare equipment and services industry. Healthcare providers benefited from robust enrollment growth and slowing medical cost trends in the year. Our underweight position in the media industry also helped relative returns. The industry underperformed the broad market as traditional advertising revenues came under pressure from the shift toward on-line marketing.

Despite the Fund's outperformance, the materials and telecommunications services sectors hindered results. Within materials, our overweight position negatively impacted performance. Underperformance in the telecommunications services sector was driven by poor stock selection.

Q: How was the Fund managed?

A: The investment philosophy of the Intrepid America strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As in any diversified portfolio, the stocks held in the Fund are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance investment process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information. This is a critical step toward eliminating their own overconfidence and biases in the portfolio construction process.

*The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(Unaudited)

JPMorgan Intrepid America Fund

As of December 31, 2005

Fund Facts

Fund Inception	2/28/2003

Fiscal Year End	December 31

Net Assets as of 12/31/2005	$3,032,441,762

Primary Benchmark	Russell 1000 Index

Portfolio Composition(a)

Financials (21.1%)

Information Technology (14.9%)

Health Care (13.4%)

Consumer Discretionary (10.7%)

Industrials (10.7%)

Energy (8.6%)

Consumer Staples (8.4%)

Utilities (3.8%)

Telecommunication Services (3.3%)

Materials (2.9%)

Short-Term Investments (2.6%)

Top Ten Equity Holdings of the Portfolio(a)

Exxon Mobil Corp. (2.3%)

Altria Group, Inc. (2.2%)

Bank of America Corp. (2.0%)

International Business Machines Corp. (1.9%)

Intel Corp. (1.8%)

AT&T, Inc. (1.7%)

Hewlett-Packard Co. (1.6%)

Home Depot, Inc. (1.6%)

Pfizer, Inc. (1.6%)

Merck & Co., Inc. (1.5%)

(a)  Percentages indicated are based on net assets as of December 31, 2005. The Portfolio's composition is subject to change.

Total Returns as of December 31, 2005

Average Annual Total Returns
	INCEPTION DATE	1 YEAR	SINCE INCEPTION*
Class A	2/18/05
Without Sales Charge		9.05%	21.32%
With Sales Charge**		3.31%	19.04%
Class C	2/18/05
Without CDSC		8.55%	21.12%
With CDSC***		7.55%	21.12%
Select Class	2/28/03	9.23%	21.39%

*  Returns for Class A Shares and Class C Shares prior to 2/18/05 are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

**  Sales Charge for Class A Shares is 5.25%.

***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

(Unaudited)

JPMorgan Intrepid America Fund

As of December 31, 2005

Life of Fund Performance (2/28/03 to 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, Russell 1000 Index, and Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Index is an unmanaged, capitalization weighted price only index, which is comprimised of 1000 of the largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the large cap core category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

(Unaudited)

JPMorgan Intrepid Contrarian Fund

Q: How did the Fund perform?

A: The JPMorgan Contrarian Fund, which seeks to provide long-term capital appreciation*, returned 6.59% (Select Class shares) for the year ended December 31, 2005. This compares with a return of 6.12% of the Russell 3000 Index, the Fund's benchmark.

Q: Why did the Fund perform this way?

A: The U.S. economy faced brisk headwinds from higher energy prices, softening consumer spending and the Federal Reserve's continued tightening.

Financial and consumer discretionary sectors were the largest positive contributors in the year. Within financials, our factors correctly drove stock selection in the diversified financial industry, whose performance was led by consolidation in on-line brokerage firms. The consumer discretionary sector also positively impacted results due to strong stock selection in retailers.

Despite the Fund's outperformance, the information technology and materials sectors hindered results. Within the information technology sector, poor stock selection in the technology hardware and equipment industry detracted from results. Companies in this industry were negatively impacted by increased competition, which shrank margins, and a decrease in demand, which led to rising inventories. Stock selection in the materials sector negatively contributed to performance.

Q: How was the Fund managed?

A: The investment philosophy of the Intrepid Contrarian strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As in any diversified portfolio, the stocks held in the Fund are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance investment process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions based on such news and information. This is a critical step toward eliminating their own overconfidence and biases in the portfolio construction process.

*The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(Unaudited)

JPMorgan Intrepid Contrarian Fund

As of December 31, 2005

Fund Facts

Fund Inception	2/28/2003

Fiscal Year End	December 31

Net Assets as of 12/31/2005	$20,477,554

Primary Benchmark	Russell 3000 Index

Portfolio Composition(a)

Financials (21.7%)

Information Technology (15.8%)

Health Care (13.1%)

Consumer Discretionary (11.1%)

Industrials (10.2%)

Energy (8.2%)

Consumer Staples (7.6%)

Utilities (4.0%)

Materials (3.5%)

Telecommunication Services (3.0%)

Short-Term Investments (1.0%)

Top Ten Equity Holdings of the Portfolio(a)

AT&T, Inc. (1.4%)

Hewlett-Packard Co. (1.4%)

Wyeth (1.3%)

Barr Pharmaceuticals, Inc. (1.2%)

General Dynamics Corp. (1.2%)

Lockheed Martin Corp. (1.2%)

PNC Financial Services Group, Inc. (1.2%)

Oracle Corp. (1.2%)

Altria Group, Inc. (1.1%)

Northrop Grumman Corp. (1.1%)

(a)  Percentages indicated are based on net assets as of December 31, 2005. The Portfolio's composition is subject to change.

Total Returns as of December 31, 2005

Average Annual Total Returns
	INCEPTION DATE	1 YEAR	SINCE INCEPTION*
Class A	2/18/05
	Without Sales Charge	6.38%	21.33%
	With Sales Charge**	0.78%	19.05%
Class C	2/18/05
	Without CDSC	5.94%	21.16%
	With CDSC***	4.94%	21.16%
Select Class	2/28/03	6.59%	21.42%

*  Returns for Class A Shares and Class C Shares prior to 2/18/05 are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

**  Sales Charge for Class A Shares is 5.25%.

***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

(Unaudited)

JPMorgan Intrepid Contrarian Fund

As of December 31, 2005

Life of Fund Performance (2/28/03 to 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Contrarian Fund, Russell 3000 Index, and Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index is an unmanaged, capitalization weighted price only index, which is comprised of the 3000 largest U.S. companies based on total market capitalization. The Lipper Multi-Cap Core Funds Index represents the total returns of the funds in the multi cap core category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

(Unaudited)

JPMorgan Intrepid Growth Fund

Q: How did the Fund perform?

A: The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth*, returned 8.79% (Select Class shares) for the year ended December 31, 2005. This compares favorably with a return of 5.26% of the Russell 1000 Growth Index, the Fund's benchmark.

Q: Why did the Fund perform this way?

A: The Fund's performance was achieved as the U.S. economy faced brisk headwinds from higher energy prices, softening consumer spending and the Federal Reserve's continued tightening. The Fund's exposure to the momentum factors employed by the advisor's behavioral finance investment process positively impacted relative performance.

The energy and healthcare sectors were the largest positive contributors in the year. An overweight position and stock selection in energy, the best-performing sector in the index, contributed to returns. The healthcare sector positively impacted results due to strong stock selection in the healthcare equipment and services industry, where providers have benefited from robust enrollment growth and slowing medical cost trends.

Despite the Fund's outperformance, the consumer discretionary and telecommunications services sectors hindered results. In the consumer discretionary sector, our factors incorrectly drove stock selection among retailers. Our overweight position in the telecommunications services sector also negatively impacted results.

Q: How was the Fund managed?

A: The investment philosophy of the Intrepid Growth strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As in any diversified portfolio, the stocks held in the Fund are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance investment process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information. This is a critical step toward eliminating their own overconfidence and biases in the portfolio construction process.

*The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(Unaudited)

JPMorgan Intrepid Growth Fund

As of December 31, 2005

Fund Facts

Fund Inception	2/28/2003

Fiscal Year End	December 31

Net Assets as of 12/31/2005	$734,846,747

Primary Benchmark	Russell 1000 Growth Index

Portfolio Composition(a)

Information Technology (26.2%)

Health Care (18.9%)

Consumer Discretionary (13.6%)

Industrials (13.4%)

Consumer Staples (11.2%)

Financials (7.3%)

Energy (3.8%)

Materials (2.3%)

Other (less than 1.0%) (1.8%)

Short-Term Investments (3.8%)

Top Ten Equity Holdings of the Portfolio(a)

Amgen, Inc. (2.6%)

Intel Corp. (2.4%)

Home Depot, Inc. (2.2%)

UnitedHealth Group, Inc. (2.2%)

Apple Computer, Inc. (2.1%)

Google, Inc. (2.1%)

International Business Machines Corp. (2.1%)

Altria Group, Inc. (1.9%)

Boeing Co. (1.9%)

United Technologies Corp. (1.9%)

(a)  Percentages indicated are based on net assets as of December 31, 2005. The Portfolio's composition is subject to change.

Total Returns as of December 31, 2005

Average Annual Total Returns
	INCEPTION DATE	1 YEAR	SINCE INCEPTION*
Class A	2/18/05
Without Sales Charge		8.56%	18.83%
With Sales Charge**		2.84%	16.60%
Class C	2/18/05
Without CDSC		8.10%	18.66%
With CDSC***		7.10%	18.66%
Select Class	2/28/03	8.79%	18.92%

*  Returns for Class A Shares and Class C Shares prior to 2/18/05 are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

**  Sales Charge for Class A Shares is 5.25%.

***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

(Unaudited)

JPMorgan Intrepid Growth Fund

As of December 31, 2005

Life of Fund Performance (2/28/03 to 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index is an unmanaged, capitalization weighted price only index, which measures the performance of those Russell 1000 companies (large cap) with the highest price to book ratios and highest forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the large cap category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

(Unaudited)

JPMorgan Intrepid Value Fund

Q: How did the Fund perform?

A: The JPMorgan Intrepid Value Fund, which seeks to provide long term capital appreciation*, returned 10.14% (Select Class shares) for the year ended December 31, 2005. This compares favorably with a return of 7.05% of the Russell 1000 Value Index, the Fund's benchmark.

Q: Why did the Fund perform this way?

A: The Fund's exposure to the momentum factors employed by the advisor's behavioral finance investment process positively impacted the Fund's relative performance. Value factors utilized in the process had a mildly positive impact on performance.

The energy and healthcare sectors were the largest positive contributors in the year. An overweight position and stock selection in energy, the best-performing sector in the index, contributed to the Fund's return. The healthcare sector positively impacted results due to strong stock selection in the healthcare equipment and services industry, where providers benefited from robust enrollment growth and slowing medical cost trends.

Despite the Fund's outperformance, the materials and telecommunications services sectors hindered results. Within materials, our overweight position negatively impacted performance. Underperformance in the telecommunications services sector was driven by poor stock selection.

Q: How was the Fund managed?

A: The investment philosophy of the Intrepid Value strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions.

As in any diversified portfolio, the stocks held in the Fund are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance investment process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information. This is a critical step toward eliminating their own overconfidence and biases in the portfolio construction process.

*The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(Unaudited)

JPMorgan Intrepid Value Fund

As of December 31, 2005

Fund Facts

Fund Inception	2/28/2003

Fiscal Year End	December 31

Net Assets as of 12/31/2005	$34,966,936

Primary Benchmark	Russell 1000 Value Index

Portfolio Composition(a)

Financials (35.0%)

Energy (13.3%)

Consumer Discretionary (9.5%)

Industrials (7.9%)

Health Care (6.6%)

Utilities (6.6%)

Telecommunication Services (6.2%)

Consumer Staples (5.0%)

Information Technology (4.4%)

Materials (3.7%)

Short-Term Investments (3.4%)

Top Ten Equity Holdings of the Portfolio(a)

Bank of America Corp. (3.9%)

Chevron Corp. (3.0%)

AT&T, Inc. (2.4%)

Altria Group, Inc. (2.3%)

Hewlett-Packard Co. (2.3%)

Wachovia Corp. (2.2%)

BellSouth Corp. (1.8%)

ConocoPhillips (1.8%)

Merck & Co., Inc. (1.8%)

U.S. Bancorp (1.8%)

(a)  Percentages indicated are based on net assets as of December 31, 2005. The Portfolio's composition is subject to change.

Total Returns as of December 31, 2005

Average Annual Total Returns
	INCEPTION DATE	1 YEAR	SINCE INCEPTION*
Class A	2/18/05
Without Sales Charge		9.88%	23.11%
With Sales Charge**		4.11%	20.80%
Class C	2/18/05
Without CDSC		9.39%	22.92%
With CDSC***		8.39%	22.92%
Select Class	2/28/03	10.14%	23.22%

*  Returns for Class A Shares and Class C Shares prior to 2/18/05 are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

**  Sales Charge for Class A Shares is 5.25%.

***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

(Unaudited)

JPMorgan Intrepid Value Fund

As of December 31, 2005

Life of Fund Performance (2/28/03 to 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, Russell 1000 Value Index, and Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses of a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index is an unmanaged, capitalization weighted price only index, which measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the large cap category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

(Unaudited)

JPMorgan Intrepid America Fund

Schedule of Portfolio Investments

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — 97.8%
	Common Stocks — 97.8%
	Aerospace & Defense — 6.0%
589,100	Boeing Co.	$41,378,384
308,600	General Dynamics Corp.	35,195,830
566,900	Lockheed Martin Corp.	36,071,847
588,200	Northrop Grumman Corp.	35,356,702
851,800	Raytheon Co.	34,199,770
		182,202,533
	Auto Components — 0.3%
556,900	Goodyear Tire & Rubber Co. (The) (a)	9,678,922
	Biotechnology — 2.0%
298,000	Amgen, Inc. (a)	23,500,280
679,200	Gilead Sciences, Inc. (a)	35,746,296
		59,246,576
	Building Products — 0.3%
134,200	USG Corp. (a)	8,723,000
	Capital Markets — 4.6%
102,500	Affiliated Managers Group, Inc. (a)	8,225,625
233,800	American Capital Strategies Ltd.	8,465,898
441,600	E*Trade Financial Corp. (a)	9,211,776
234,200	Federated Investors, Inc., Class B	8,674,768
350,000	Franklin Resources, Inc.	32,903,500
272,400	Goldman Sachs Group, Inc.	34,788,204
295,100	Lehman Brothers Holdings, Inc.	37,822,967
		140,092,738
	Chemicals — 0.5%
192,800	Monsanto Co.	14,947,784
	Commercial Banks — 6.1%
1,323,300	Bank of America Corp.	61,070,295
824,800	BB&T Corp.	34,567,368
530,900	PNC Financial Services Group, Inc.	32,825,547
923,300	U.S. Bancorp	27,597,437
573,900	Wachovia Corp.	30,336,354
		186,397,001
	Commercial Services & Supplies — 0.9%
192,900	Career Education Corp. (a)	6,504,588
192,500	Equifax, Inc.	7,318,850
240,300	Herman Miller, Inc.	6,774,057
191,100	R.R. Donnelley & Sons Co.	6,537,531
		27,135,026
	Communications Equipment — 1.0%
1,386,000	Motorola, Inc.	31,309,740

See notes to financial statements.

JPMorgan Intrepid America Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Computers & Peripherals — 5.2%
512,100	Apple Computer, Inc. (a)	$36,814,869
1,740,700	Hewlett-Packard Co.	49,836,241
715,200	International Business Machines Corp.	58,789,440
621,900	Western Digital Corp. (a)	11,573,559
		157,014,109
	Consumer Finance — 2.1%
352,900	AmeriCredit Corp. (a)	9,044,827
443,600	Capital One Financial Corp.	38,327,040
219,800	CompuCredit Corp. (a)	8,457,904
114,300	WFS Financial, Inc. (a)	8,703,945
		64,533,716
	Containers & Packaging — 0.3%
487,800	Crown Holdings, Inc. (a)	9,526,734
	Diversified Financial Services — 0.3%
178,300	Principal Financial Group	8,456,769
	Diversified Telecommunication Services — 3.3%
2,048,000	AT&T, Inc.	50,155,520
767,200	BellSouth Corp.	20,791,120
1,294,400	Sprint Nextel Corp.	30,237,184
		101,183,824
	Electric Utilities — 2.8%
738,500	American Electric Power Co., Inc.	27,390,965
417,200	Edison International	18,194,092
144,900	FirstEnergy Corp.	7,098,651
668,100	TXU Corp.	33,531,939
		86,215,647
	Electronic Equipment & Instruments — 0.5%
252,200	Arrow Electronics, Inc. (a)	8,077,966
320,100	Avnet, Inc. (a)	7,663,194
		15,741,160
	Food & Staples Retailing — 1.9%
1,690,800	Kroger Co. (The) (a)	31,922,304
355,900	Safeway, Inc.	8,420,594
270,000	Supervalu, Inc.	8,769,600
109,900	Whole Foods Market, Inc.	8,505,161
		57,617,659
	Food Products — 2.0%
1,261,500	Archer-Daniels-Midland Co.	31,108,590
444,300	General Mills, Inc.	21,912,876
243,400	Pilgrim's Pride Corp., Class B	8,071,144
		61,092,610
	Health Care Equipment & Supplies — 1.1%
916,900	Baxter International, Inc.	34,521,285

See notes to financial statements.

JPMorgan Intrepid America Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Health Care Providers & Services — 4.7%
366,100	Aetna, Inc.	$34,526,891
152,125	Coventry Health Care, Inc. (a)	8,665,040
601,700	HCA, Inc.	30,385,850
476,868	UnitedHealth Group, Inc.	29,632,578
480,600	WellPoint, Inc. (a)	38,347,074
		141,557,433
	Hotels, Restaurants & Leisure — 1.5%
199,400	Darden Restaurants, Inc.	7,752,672
1,140,400	McDonald's Corp.	38,454,288
		46,206,960
	Household Durables — 0.8%
102,100	Black & Decker Corp.	8,878,616
134,900	Lennar Corp., Class A	8,231,598
196,900	Toll Brothers, Inc. (a)	6,820,616
		23,930,830
	Household Products — 2.0%
269,000	Church & Dwight Co., Inc.	8,885,070
135,300	Colgate-Palmolive Co.	7,421,205
161,300	Energizer Holdings, Inc. (a)	8,031,127
616,800	Kimberly-Clark Corp.	36,792,120
		61,129,522
	Independent Power Producers & Energy Traders — 0.7%
775,700	Duke Energy Corp.	21,292,965
	Industrial Conglomerates — 0.5%
119,400	Teleflex, Inc.	7,758,612
175,900	Walter Industries, Inc.	8,745,748
		16,504,360
	Insurance — 4.4%
538,000	ACE Ltd. (Bermuda)	28,750,720
352,900	Chubb Corp.	34,460,685
350,200	Loews Corp.	33,216,470
811,900	St. Paul Travelers Cos., Inc. (The)	36,267,573
		132,695,448
	Internet Software & Services — 1.5%
700,200	EarthLink, Inc. (a)	7,779,222
88,600	Google, Inc., Class A (a)	36,756,596
		44,535,818
	IT Services — 1.1%
222,000	Alliance Data Systems Corp. (a)	7,903,200
136,600	DST Systems, Inc. (a)	8,183,706
180,600	Fiserv, Inc. (a)	7,814,562
187,900	Global Payments, Inc.	8,758,019
		32,659,487

See notes to financial statements.

JPMorgan Intrepid America Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Machinery — 1.1%
91,100	Cummins, Inc.	$8,174,403
186,100	Oshkosh Truck Corp.	8,298,199
131,400	Reliance Steel & Aluminum Co.	8,031,168
154,100	Terex Corp. (a)	9,153,540
		33,657,310
	Media — 3.4%
98,600	Getty Images, Inc. (a)	8,802,022
219,000	John Wiley & Sons, Inc., Class A	8,549,760
662,800	McGraw-Hill Cos., Inc. (The)	34,220,364
387,100	Omnicom Group, Inc.	32,953,823
165,900	Pixar (a)	8,746,248
460,300	Regal Entertainment Group, Class A	8,754,906
		102,027,123
	Metals & Mining — 1.8%
279,300	Allegheny Technologies, Inc.	10,077,144
94,800	Cleveland-Cliffs, Inc.	8,396,436
162,900	Freeport-McMoRan Copper & Gold, Inc., Class B	8,764,020
135,600	Nucor Corp.	9,047,232
64,700	Phelps Dodge Corp.	9,308,389
137,000	Southern Copper Corp.	9,176,260
		54,769,481
	Multi-Utilities — 0.2%
149,300	Sempra Energy	6,694,612
	Multiline Retail — 1.1%
240,200	Federated Department Stores, Inc.	15,932,466
148,900	J.C. Penney Co., Inc.	8,278,840
232,600	Nordstrom, Inc.	8,699,240
		32,910,546
	Oil, Gas & Consumable Fuels — 8.6%
423,200	Burlington Resources, Inc.	36,479,840
508,781	Chevron Corp.	28,883,497
458,200	Devon Energy Corp.	28,655,828
1,234,600	Exxon Mobil Corp.	69,347,482
478,400	Marathon Oil Corp.	29,168,048
399,800	Occidental Petroleum Corp.	31,936,024
693,700	Valero Energy Corp.	35,794,920
		260,265,639
	Paper & Forest Products — 0.3%
312,600	Louisiana-Pacific Corp.	8,587,122

See notes to financial statements.

JPMorgan Intrepid America Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Pharmaceuticals — 5.6%
289,900	Endo Pharmaceuticals Holdings, Inc. (a)	$8,772,374
301,200	Johnson & Johnson	18,102,120
524,500	King Pharmaceuticals, Inc. (a)	8,874,540
120,200	Kos Pharmaceuticals, Inc. (a)	6,217,946
1,387,100	Merck & Co., Inc.	44,123,651
2,025,600	Pfizer, Inc.	47,236,992
823,800	Wyeth	37,952,466
		171,280,089
	Real Estate — 2.4%
385,400	CapitalSource, Inc. REIT	8,632,960
165,900	CBL & Associates Properties, Inc., REIT	6,554,709
193,100	General Growth Properties, Inc. REIT	9,073,769
429,400	Simon Property Group, Inc. REIT	32,904,922
290,600	Trizec Properties, Inc. REIT	6,660,552
220,500	Ventas, Inc. REIT	7,060,410
		70,887,322
	Road & Rail — 1.9%
471,000	Burlington Northern Santa Fe Corp.	33,356,220
514,600	Norfolk Southern Corp.	23,069,518
		56,425,738
	Semiconductors & Semiconductor Equipment — 2.7%
2,233,400	Intel Corp.	55,745,664
860,800	Texas Instruments, Inc.	27,605,856
		83,351,520
	Software — 2.9%
11	Activision, Inc. (a)	151
392,000	BMC Software, Inc. (a)	8,032,080
497,700	Cadence Design Systems, Inc. (a)	8,421,084
912,000	Compuware Corp. (a)	8,180,640
180,700	Fair Isaac Corp.	7,981,519
3,224,300	Oracle Corp. (a)	39,368,703
1,144,900	Parametric Technology Corp. (a)	6,983,890
349,000	Sybase, Inc. (a)	7,629,140
		86,597,207
	Specialty Retail — 3.0%
419,000	American Eagle Outfitters, Inc.	9,628,620
390,900	Autonation, Inc. (a)	8,494,257
197,000	Barnes & Noble, Inc.	8,405,990
315,900	Claire's Stores, Inc.	9,230,598
1,197,700	Home Depot, Inc.	48,482,896
172,900	Sherwin-Williams Co. (The)	7,853,118
		92,095,479

See notes to financial statements.

JPMorgan Intrepid America Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.6%
170,800	Polo Ralph Lauren Corp.	$9,588,712
146,100	V.F. Corp.	8,085,174
		17,673,886
	Thrifts & Mortgage Finance — 1.3%
883,139	Washington Mutual, Inc.	38,416,546
	Tobacco — 2.5%
887,400	Altria Group, Inc.	66,306,528
187,900	Loews Corp. - Carolina Group	8,265,721
		74,572,249
	Total Common Stocks (Cost $2,779,465,764)	2,966,361,525
	Short-Term Investment — 2.6%
	Investment Company — 2.6%
79,219,404	JPMorgan Prime Money Market Fund (b) (m) (Cost $79,219,404)	79,219,404
	Total Investments — 100.4% (Cost $2,858,685,168)	$3,045,580,929
	Liabilities in excess of other assets — (0.4)%	(13,139,167)
	NET ASSETS — 100.0%	$3,032,441,762

Percentages indicated are based on net assets.

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value at 12/31/05 (USD)	Unrealized Depreciation (USD)
50	S&P 500 Index	March, 2006	$15,685,000	$(304,238)

See notes to financial statements.

JPMorgan Intrepid Contrarian Fund

Schedule of Portfolio Investments

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 6.3%
2,100	Alliant Techsystems, Inc. (a)	$159,957
2,500	Boeing Co.	175,600
2,200	General Dynamics Corp.	250,910
4,000	Lockheed Martin Corp.	254,520
3,900	Northrop Grumman Corp.	234,429
5,600	Raytheon Co.	224,840
		1,300,256
	Auto Components — 0.4%
5,100	Goodyear Tire & Rubber Co. (The) (a)	88,638
	Beverages — 0.6%
5,600	PepsiAmericas, Inc.	130,256
	Biotechnology — 2.0%
4,900	Idenix Pharmaceuticals, Inc. (a)	83,839
3,900	Techne Corp. (a)	218,985
3,600	Vertex Pharmaceuticals, Inc. (a)	99,612
		402,436
	Capital Markets — 3.9%
10,100	E*Trade Financial Corp. (a)	210,686
5,200	Federated Investors, Inc., Class B	192,608
4,900	Nuveen Investments, Inc., Class A	208,838
5,200	Raymond James Financial, Inc.	195,884
		808,016
	Chemicals — 1.6%
3,500	Dow Chemical Co. (The)	153,370
1,800	Eastman Chemical Co.	92,862
1,700	FMC Corp. (a)	90,389
		336,621
	Commercial Banks — 4.0%
4,500	Keycorp	148,185
3,900	PNC Financial Services Group, Inc.	241,137
4,900	TD Banknorth, Inc.	142,345
5,200	U.S. Bancorp	155,428
1,800	Zions Bancorp	136,008
		823,103
	Commercial Services & Supplies — 1.0%
800	Dun & Bradstreet Corp. (a)	53,568
1,700	Equifax, Inc.	64,634
1,700	Herman Miller, Inc.	47,923
1,300	John H. Harland Co.	48,880
		215,005
	Communications Equipment — 1.8%
6,100	Adtran, Inc.	181,414
8,500	Motorola, Inc.	192,015
		373,429

See notes to financial statements.

JPMorgan Intrepid Contrarian Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Computers & Peripherals — 2.6%
10,100	Hewlett-Packard Co.	$289,163
1,100	Intergraph Corp. (a)	54,791
2,400	International Business Machines Corp.	197,280
		541,234
	Construction & Engineering — 0.2%
700	EMCOR Group, Inc. (a)	47,271
	Construction Materials — 0.9%
1,300	Martin Marietta Materials, Inc.	99,736
1,200	Vulcan Materials Co.	81,300
		181,036
	Consumer Finance — 1.0%
2,400	Capital One Financial Corp.	207,360
	Containers & Packaging — 0.6%
6,300	Crown Holdings, Inc. (a)	123,039
	Diversified Consumer Services — 0.5%
12,000	Service Corp. International	98,160
	Diversified Financial Services — 2.2%
4,400	CIT Group, Inc.	227,832
4,800	Principal Financial Group	227,664
		455,496
	Diversified Telecommunication Services — 2.9%
11,904	AT&T, Inc.	291,529
5,600	BellSouth Corp.	151,760
4,900	CenturyTel, Inc.	162,484
		605,773
	Electric Utilities — 2.7%
4,100	American Electric Power Co., Inc.	152,069
2,200	DTE Energy Co.	95,018
3,100	FirstEnergy Corp.	151,869
3,000	TXU Corp.	150,570
		549,526
	Electronic Equipment & Instruments — 1.9%
5,700	Agilent Technologies, Inc. (a)	189,753
8,300	Avnet, Inc. (a)	198,702
		388,455
	Energy Equipment & Services — 1.9%
7,100	Pride International, Inc. (a)	218,325
4,600	Todco, Class A (a)	175,076
		393,401
	Food & Staples Retailing — 2.0%
10,200	Kroger Co. (The) (a)	192,576
6,500	Supervalu, Inc.	211,120
		403,696

See notes to financial statements.

JPMorgan Intrepid Contrarian Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.7%
3,800	Baxter International, Inc.	$143,070
	Health Care Providers & Services — 5.0%
1,600	Aetna, Inc.	150,896
3,600	AmerisourceBergen Corp.	149,040
4,200	Beverly Enterprises, Inc. (a)	49,014
1,000	Cigna Corp.	111,700
2,800	Health Net, Inc. (a)	144,340
3,000	Humana, Inc. (a)	162,990
4,200	IMS Health, Inc.	104,664
1,800	Sierra Health Services, Inc. (a)	143,928
		1,016,572
	Hotels, Restaurants & Leisure — 1.4%
2,700	Darden Restaurants, Inc.	104,976
2,500	Vail Resorts, Inc. (a)	82,575
2,000	Yum! Brands, Inc.	93,760
		281,311
	Household Durables — 0.8%
2,200	American Greetings Corp., Class A	48,334
1,000	Stanley Works (The)	48,040
3,300	Tupperware Corp.	73,920
		170,294
	Household Products — 1.8%
4,000	Colgate-Palmolive Co.	219,400
2,500	Kimberly-Clark Corp.	149,125
		368,525
	Independent Power Producers & Energy Traders — 0.8%
5,600	Duke Energy Corp.	153,720
	Industrial Conglomerates — 1.2%
2,100	Acco Brands Corp. (a)	51,450
3,000	Teleflex, Inc.	194,940
		246,390
	Insurance — 4.6%
4,200	American Financial Group, Inc.	160,902
3,700	Assurant, Inc.	160,913
1,600	Chubb Corp.	156,240
6,500	Conseco, Inc. (a)	150,605
4,400	Genworth Financial, Inc., Class A	152,152
1,600	Loews Corp.	151,760
		932,572
	Internet Software & Services — 0.3%
5,400	EarthLink, Inc. (a)	59,994
	IT Services — 1.9%
4,900	Ceridian Corp. (a)	121,765
2,300	CSG Systems International, Inc. (a)	51,336
5,800	Paychex, Inc.	221,096
		394,197

See notes to financial statements.

JPMorgan Intrepid Contrarian Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Leisure Equipment & Products — 0.3%
3,900	Callaway Golf Co.	$53,976
	Media — 3.2%
1,200	Arbitron, Inc.	45,576
3,000	Catalina Marketing Corp.	76,050
2,500	Gannett Co., Inc.	151,425
5,100	Reader's Digest Association, Inc. (The)	77,622
7,500	Regal Entertainment Group, Class A	142,650
2,500	Scholastic Corp. (a)	71,275
2,900	Viacom, Inc., Class B (a)	94,540
		659,138
	Metals & Mining — 0.4%
4,400	Worthington Industries, Inc.	84,524
	Multi-Utilities — 0.5%
3,500	National Fuel Gas Co.	109,165
	Multiline Retail — 1.2%
1,500	Federated Department Stores, Inc.	99,495
2,700	J.C. Penney Co., Inc.	150,120
		249,615
	Oil, Gas & Consumable Fuels — 6.3%
3,600	Cabot Oil & Gas Corp.	162,360
3,268	Chevron Corp.	185,524
3,300	Exxon Mobil Corp.	185,361
2,100	Kerr-McGee Corp.	190,806
4,800	Noble Energy, Inc.	193,440
2,300	Occidental Petroleum Corp.	183,724
3,700	Pogo Producing Co.	184,297
		1,285,512
	Pharmaceuticals — 5.5%
4,100	Barr Pharmaceuticals, Inc. (a)	255,389
3,300	Johnson & Johnson	198,330
12,500	King Pharmaceuticals, Inc. (a)	211,500
5,600	Merck & Co., Inc.	178,136
6,000	Wyeth	276,420
		1,119,775
	Real Estate — 2.5%
1,600	AMB Property Corp. REIT	78,672
2,800	Commercial Net Lease Realty REIT	57,036
1,800	Health Care Property Investments, Inc. REIT	46,008
1,900	Highwoods Properties, Inc. REIT	54,055
1,400	Hospitality Properties Trust REIT	56,140
1,000	Mid-America Apartment Communities, Inc. REIT	48,500
2,800	Nationwide Health Properties, Inc. REIT	59,920
1,100	Prologis REIT	51,392
2,350	Trizec Properties, Inc. REIT	53,862
		505,585

See notes to financial statements.

JPMorgan Intrepid Contrarian Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Road & Rail — 1.4%
2,500	CSX Corp.	$126,925
3,400	Norfolk Southern Corp.	152,422
		279,347
	Semiconductors & Semiconductor Equipment — 3.6%
2,500	Emulex Corp. (a)	49,475
8,900	Intel Corp.	222,144
7,200	Intersil Corp., Class A	179,136
16,700	LSI Logic Corp. (a)	133,600
10,800	Micron Technology, Inc. (a)	143,748
		728,103
	Software — 3.7%
9,800	BMC Software, Inc. (a)	200,802
10,600	Cadence Design Systems, Inc. (a)	179,352
19,600	Oracle Corp. (a)	239,316
6,000	Sybase, Inc. (a)	131,160
		750,630
	Specialty Retail — 3.0%
6,900	Autonation, Inc. (a)	149,937
1,500	AutoZone, Inc. (a)	137,625
3,500	Barnes & Noble, Inc.	149,345
3,900	Charming Shoppes, Inc. (a)	51,480
2,300	Payless Shoesource, Inc. (a)	57,730
1,200	Weight Watchers International, Inc. (a)	59,316
		605,433
	Textiles, Apparel & Luxury Goods — 0.4%
1,300	V.F. Corp.	71,942
	Thrifts & Mortgage Finance — 3.5%
2,700	MGIC Investment Corp.	177,714
4,400	PMI Group, Inc. (The)	180,708
3,400	Radian Group, Inc.	199,206
3,600	Washington Mutual, Inc.	156,600
		714,228
	Tobacco — 3.2%
3,100	Altria Group, Inc.	231,632
5,100	Loews Corp. - Carolina Group	224,349
5,000	UST, Inc.	204,150
		660,131
	Total Common Stocks (Cost $18,281,599)	20,115,956
	Short-Term Investment — 1.0%
	Investment Company — 1.0%
207,609	JPMorgan Prime Money Market Fund (b) (m) (Cost $207,609)	207,609
	Total Investments — 99.2% (Cost $18,489,208)	$20,323,565
	Other assets in excess of liabilities — 0.8%	153,989
	NET ASSETS — 100.0%	$20,477,554
	Percentages indicated are based on net assets

See notes to financial statements.

JPMorgan Intrepid Growth Fund

Schedule of Portfolio Investments

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — 98.5%
	Common Stocks — 98.5%
	Aerospace & Defense — 8.5%
195,025	Boeing Co.	$13,698,556
65,875	General Dynamics Corp.	7,513,044
156,700	Lockheed Martin Corp.	9,970,821
118,850	Northrop Grumman Corp.	7,144,073
41,550	Precision Castparts Corp.	2,152,706
195,800	Raytheon Co.	7,861,370
248,950	United Technologies Corp.	13,918,794
		62,259,364
	Auto Components — 0.4%
150,875	Goodyear Tire & Rubber Co. (The) (a)	2,622,208
	Biotechnology — 6.9%
239,150	Amgen, Inc. (a)	18,859,369
134,000	Genentech, Inc. (a)	12,395,000
134,550	Genzyme Corp. (a)	9,523,449
194,225	Gilead Sciences, Inc. (a)	10,222,062
		50,999,880
	Building Products — 0.3%
30,725	USG Corp. (a)	1,997,125
	Capital Markets — 3.4%
27,100	Affiliated Managers Group, Inc. (a)	2,174,775
95,950	Franklin Resources, Inc.	9,020,259
54,800	Goldman Sachs Group, Inc.	6,998,508
54,575	Lehman Brothers Holdings, Inc.	6,994,878
		25,188,420
	Chemicals — 1.0%
93,900	Monsanto Co.	7,280,067
	Commercial Banks — 1.0%
114,850	PNC Financial Services Group, Inc.	7,101,176
	Commercial Services & Supplies — 0.9%
58,000	Equifax, Inc.	2,205,160
71,950	Herman Miller, Inc.	2,028,271
53,800	West Corp. (a)	2,267,670
		6,501,101
	Communications Equipment — 3.0%
507,750	Corning, Inc. (a)	9,982,365
538,725	Motorola, Inc.	12,169,798
		22,152,163
	Computers & Peripherals — 5.6%
213,275	Apple Computer, Inc. (a)	15,332,340
247,150	Hewlett-Packard Co.	7,075,904
190,000	International Business Machines Corp.	15,618,000
162,900	Western Digital Corp. (a)	3,031,569
		41,057,813
	Construction & Engineering — 0.3%
78,250	Shaw Group, Inc. (The) (a)	2,276,293

See notes to financial statements.

JPMorgan Intrepid Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Consumer Finance — 0.3%
56,150	CompuCredit Corp. (a)	$2,160,652
	Containers & Packaging — 0.3%
123,350	Crown Holdings, Inc. (a)	2,409,026
	Distributors — 0.3%
50,300	WESCO International, Inc. (a)	2,149,319
	Diversified Consumer Services — 0.3%
244,000	Service Corp. International	1,995,920
	Diversified Telecommunication Services — 0.9%
266,517	AT&T, Inc.	6,527,001
	Electric Utilities — 0.9%
124,940	TXU Corp.	6,270,739
	Electronic Equipment & Instruments — 1.7%
256,650	Agilent Technologies, Inc. (a)	8,543,878
63,600	Arrow Electronics, Inc. (a)	2,037,108
83,050	Avnet, Inc. (a)	1,988,217
		12,569,203
	Food & Staples Retailing — 3.1%
340,800	CVS Corp.	9,003,936
382,800	Kroger Co. (The) (a)	7,227,264
87,900	Safeway, Inc.	2,079,714
66,100	Supervalu, Inc.	2,146,928
30,100	Whole Foods Market, Inc.	2,329,439
		22,787,281
	Food Products — 2.2%
299,700	Archer-Daniels-Midland Co.	7,390,602
148,350	General Mills, Inc.	7,316,622
54,600	Pilgrim's Pride Corp., Class B	1,810,536
		16,517,760
	Health Care Equipment & Supplies — 1.3%
254,400	Baxter International, Inc.	9,578,160
	Health Care Providers & Services — 7.7%
101,550	Aetna, Inc.	9,577,180
165,175	Caremark Rx, Inc. (a)	8,554,413
32,400	Coventry Health Care, Inc. (a)	1,845,504
27,000	Express Scripts, Inc. (a)	2,262,600
43,450	Health Net, Inc. (a)	2,239,848
120,650	McKesson Corp.	6,224,334
263,060	UnitedHealth Group, Inc.	16,346,548
122,025	WellPoint, Inc. (a)	9,736,375
		56,786,802
	Hotels, Restaurants & Leisure — 2.0%
57,600	Choice Hotels International, Inc.	2,405,376
64,800	Darden Restaurants, Inc.	2,519,424
203,550	McDonald's Corp.	6,863,706
58,600	Yum! Brands, Inc.	2,747,168
		14,535,674

See notes to financial statements.

JPMorgan Intrepid Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Household Durables — 1.3%
25,200	Black & Decker Corp.	$2,191,392
32,275	KB Home	2,345,101
36,475	Lennar Corp., Class A	2,225,705
26,050	Meritage Homes Corp. (a)	1,639,066
33,850	Standard-Pacific Corp.	1,245,680
		9,646,944
	Household Products — 3.6%
63,325	Church & Dwight Co., Inc.	2,091,625
173,600	Colgate-Palmolive Co.	9,521,960
44,875	Energizer Holdings, Inc. (a)	2,234,326
143,875	Kimberly-Clark Corp.	8,582,144
72,050	Procter & Gamble Co.	4,170,254
		26,600,309
	Industrial Conglomerates — 0.3%
28,450	Teleflex, Inc.	1,848,681
	Insurance — 1.8%
71,200	Loews Corp.	6,753,320
84,150	Prudential Financial, Inc.	6,158,938
		12,912,258
	Internet Software & Services — 2.1%
37,675	Google, Inc., Class A (a)	15,629,850
	IT Services — 3.8%
58,150	Alliance Data Systems Corp. (a)	2,070,140
158,300	Automatic Data Processing, Inc.	7,264,387
90,950	Ceridian Corp. (a)	2,260,107
34,850	DST Systems, Inc. (a)	2,087,863
43,850	Fiserv, Inc. (a)	1,897,390
48,900	Global Payments, Inc.	2,279,229
211,000	Paychex, Inc.	8,043,320
91,300	Sabre Holdings Corp., Class A	2,201,243
		28,103,679
	Machinery — 1.2%
24,050	Cummins, Inc.	2,158,006
52,950	JLG Industries, Inc.	2,417,697
48,250	Oshkosh Truck Corp.	2,151,468
39,200	Terex Corp. (a)	2,328,480
		9,055,651
	Media — 2.8%
24,100	Getty Images, Inc. (a)	2,151,407
184,650	McGraw-Hill Cos., Inc. (The)	9,533,479
104,400	Omnicom Group, Inc.	8,887,572
		20,572,458
	Metals & Mining — 1.0%
41,550	Freeport-McMoRan Copper & Gold, Inc., Class B	2,235,390
16,625	Phelps Dodge Corp.	2,391,839
37,800	Southern Copper Corp.	2,531,844
		7,159,073
	Multiline Retail — 0.6%
39,700	J.C. Penney Co., Inc.	2,207,320
58,800	Nordstrom, Inc.	2,199,120
		4,406,440

See notes to financial statements.

JPMorgan Intrepid Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 3.8%
85,475	Burlington Resources, Inc.	$7,367,945
94,850	Marathon Oil Corp.	5,783,004
77,500	Occidental Petroleum Corp.	6,190,700
26,500	Sunoco, Inc.	2,077,070
130,050	Valero Energy Corp.	6,710,580
		28,129,299
	Pharmaceuticals — 3.0%
36,650	Barr Pharmaceuticals, Inc. (a)	2,282,928
76,150	Endo Pharmaceuticals Holdings, Inc. (a)	2,304,299
68,650	IVAX Corp. (a)	2,150,805
127,000	King Pharmaceuticals, Inc. (a)	2,148,840
29,625	Kos Pharmaceuticals, Inc. (a)	1,532,501
244,425	Wyeth	11,260,660
		21,680,033
	Real Estate — 0.8%
77,800	Simon Property Group, Inc. REIT	5,961,814
	Road & Rail — 2.0%
109,125	Burlington Northern Santa Fe Corp.	7,728,232
160,550	Norfolk Southern Corp.	7,197,457
		14,925,689
	Semiconductors & Semiconductor Equipment — 5.7%
177,700	Broadcom Corp., Class A (a)	8,378,555
696,775	Intel Corp.	17,391,504
84,900	MEMC Electronic Materials, Inc. (a)	1,882,233
62,100	National Semiconductor Corp.	1,613,358
403,800	Texas Instruments, Inc.	12,949,866
		42,215,516
	Software — 4.2%
209,214	Adobe Systems, Inc.	7,732,549
47,000	Autodesk, Inc.	2,018,650
102,500	BMC Software, Inc. (a)	2,100,225
121,450	Cadence Design Systems, Inc. (a)	2,054,934
81,450	Citrix Systems, Inc. (a)	2,344,131
234,550	Compuware Corp. (a)	2,103,914
46,450	Fair Isaac Corp.	2,051,697
48,700	Hyperion Solutions Corp. (a)	1,744,434
33,100	Intuit, Inc. (a)	1,764,230
270,750	Novell, Inc. (a)	2,390,722
93,350	Red Hat, Inc. (a)	2,542,854
97,325	Sybase, Inc. (a)	2,127,524
		30,975,864
	Specialty Retail — 6.0%
82,300	American Eagle Outfitters, Inc.	1,891,254
52,300	Barnes & Noble, Inc.	2,231,641
192,450	Best Buy Co., Inc.	8,367,726
49,400	Chico's FAS, Inc. (a)	2,170,142
64,500	Claire's Stores, Inc.	1,884,690
402,000	Home Depot, Inc.	16,272,960
139,850	Lowe's Cos., Inc.	9,322,401
71,600	Men's Wearhouse, Inc. (a)	2,107,904
		44,248,718

See notes to financial statements.

JPMorgan Intrepid Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 0.0% (g)
1	Washington Mutual, Inc.	$44
	Tobacco — 2.2%
187,400	Altria Group, Inc.	14,002,528
48,900	Loews Corp. - Carolina Group	2,151,111
		16,153,639
	Total Common Stocks (Cost $682,443,484)	723,949,106
	Short-Term Investment — 3.8%
	Investment Company — 3.8%
28,126,999	JPMorgan Prime Money Market Fund (b) (m) (Cost $28,126,999)	28,126,999
	Total Investments — 102.3% (Cost $710,570,483)	$752,076,105
	Liabilities in excess of other assets — (2.3)%	(17,229,358)
	NET ASSETS — 100.0%	$734,846,747
	Percentages indicated are based on net assets

See notes to financial statements.

JPMorgan Intrepid Value Fund

Schedule of Portfolio Investments

As of December 31, 2005

Shares	Security Description	Value
	Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 4.2%
3,975	General Dynamics Corp.	$453,349
5,575	Lockheed Martin Corp.	354,737
7,750	Northrop Grumman Corp.	465,852
4,500	Raytheon Co.	180,675
		1,454,613
	Auto Components — 0.6%
6,350	Goodyear Tire & Rubber Co. (The) (a)	110,363
4,200	TRW Automotive Holdings Corp. (a)	110,670
		221,033
	Building Products — 0.3%
1,525	USG Corp. (a)	99,125
	Capital Markets — 8.5%
1,300	Affiliated Managers Group, Inc. (a)	104,325
3,300	Allied Capital Corp.	96,921
2,375	American Capital Strategies Ltd.	85,999
11,000	Bank of New York Co., Inc. (The)	350,350
5,450	E*Trade Financial Corp. (a)	113,687
2,800	Federated Investors, Inc., Class B	103,712
3,475	Franklin Resources, Inc.	326,685
4,450	Goldman Sachs Group, Inc.	568,309
4,375	Lehman Brothers Holdings, Inc.	560,744
2,900	Mellon Financial Corp.	99,325
6,900	Merrill Lynch & Co., Inc.	467,337
2,750	Raymond James Financial, Inc.	103,592
		2,980,986
	Chemicals — 1.8%
7,975	Dow Chemical Co. (The)	349,464
1,950	Eastman Chemical Co.	100,601
1,575	FMC Corp. (a)	83,743
2,400	Lubrizol Corp.	104,232
		638,040
	Commercial Banks — 11.0%
29,225	Bank of America Corp.	1,348,734
10,800	BB&T Corp.	452,628
7,125	PNC Financial Services Group, Inc.	440,539
3,150	TD Banknorth, Inc.	91,507
21,200	U.S. Bancorp	633,668
14,875	Wachovia Corp.	786,292
1,575	Westcorp	104,911
		3,858,279
	Commercial Services & Supplies — 0.8%
2,300	Equifax, Inc.	87,446
2,650	R.R. Donnelley & Sons Co.	90,657
2,500	West Corp. (a)	105,375
		283,478
	Computers & Peripherals — 2.7%
28,000	Hewlett-Packard Co.	801,640
8,100	Western Digital Corp. (a)	150,741
		952,381

See notes to financial statements.

JPMorgan Intrepid Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long Term Investments — Continued
	Construction Materials — 0.3%
875	Eagle Materials, Inc.	$107,065
	Consumer Finance — 2.4%
4,100	AmeriCredit Corp. (a)	105,083
5,225	Capital One Financial Corp.	451,440
2,225	CompuCredit Corp. (a)	85,618
2,650	Nelnet, Inc., Class A (a)	107,802
1,325	WFS Financial, Inc. (a)	100,899
		850,842
	Diversified Financial Services — 0.6%
2,175	CIT Group, Inc.	112,622
2,175	Principal Financial Group	103,160
		215,782
	Diversified Telecommunication Services — 6.3%
34,750	AT&T, Inc.	851,027
22,650	BellSouth Corp.	613,815
26,125	Sprint Nextel Corp.	610,280
4,400	Telewest Global, Inc. (United Kingdom) (a)	104,808
		2,179,930
	Electric Utilities — 4.5%
11,300	American Electric Power Co., Inc.	419,117
8,825	Edison International	384,858
8,950	FirstEnergy Corp.	438,460
6,250	TXU Corp.	313,688
		1,556,123
	Electronic Equipment & Instruments — 0.5%
3,050	Arrow Electronics, Inc. (a)	97,692
3,950	Avnet, Inc. (a)	94,563
		192,255
	Food & Staples Retailing — 0.6%
4,425	Safeway, Inc.	104,696
3,125	Supervalu, Inc.	101,500
		206,196
	Food Products — 1.5%
16,700	Archer-Daniels-Midland Co.	411,822
3,275	Pilgrim's Pride Corp., Class B	108,599
		520,421
	Health Care Providers & Services — 1.7%
3,775	Aetna, Inc.	356,020
2,800	WellPoint, Inc. (a)	223,412
		579,432
	Hotels, Restaurants & Leisure — 1.2%
12,350	McDonald's Corp.	416,442
	Household Durables — 0.9%
1,150	Black & Decker Corp.	100,004
1,675	Lennar Corp., Class A	102,208
2,900	Toll Brothers, Inc. (a)	100,456
		302,668
	Household Products — 0.3%
2,100	Energizer Holdings, Inc. (a)	104,559

See notes to financial statements.

JPMorgan Intrepid Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long Term Investments — Continued
	Independent Power Producers & Energy Traders — 1.4%
17,925	Duke Energy Corp.	$492,041
	Insurance — 7.0%
1,850	ACE Ltd. (Bermuda)	98,864
2,125	Assurant, Inc.	92,416
4,750	Chubb Corp.	463,838
5,500	Hartford Financial Services Group, Inc.	472,395
4,300	Loews Corp.	407,855
8,875	Metlife, Inc.	434,875
11,000	St. Paul Travelers Cos., Inc. (The)	491,370
		2,461,613
	Internet Software & Services — 0.3%
8,325	EarthLink, Inc. (a)	92,491
	Machinery — 0.9%
1,200	Cummins, Inc.	107,676
1,600	Reliance Steel & Aluminum Co.	97,792
1,625	Terex Corp. (a)	96,525
		301,993
	Media — 4.2%
3,600	Dex Media, Inc.	97,524
6,850	Gannett Co., Inc.	414,904
3,150	Harte-Hanks, Inc.	83,129
2,600	John Wiley & Sons, Inc., Class A	101,504
6,575	McGraw-Hill Cos., Inc. (The)	339,467
4,050	Omnicom Group, Inc.	344,776
1,175	R.H. Donnelley Corp. (a)	72,404
		1,453,708
	Metals & Mining — 1.2%
1,100	Cleveland-Cliffs, Inc.	97,427
1,625	Nucor Corp.	108,420
850	Phelps Dodge Corp.	122,289
1,575	Southern Copper Corp.	105,494
		433,630
	Multi-Utilities — 0.7%
1,825	Energen Corp.	66,284
2,575	MDU Resources Group, Inc.	84,306
2,250	Sempra Energy	100,890
		251,480
	Multiline Retail — 1.5%
6,750	Federated Department Stores, Inc.	447,727
1,450	J.C. Penney Co., Inc.	80,620
		528,347
	Oil, Gas & Consumable Fuels — 13.3%
5,850	Burlington Resources, Inc.	504,270
18,303	Chevron Corp.	1,039,061
10,825	ConocoPhillips	629,798
7,525	Devon Energy Corp.	470,614
7,300	Exxon Mobil Corp.	410,041
1,150	Kerr-McGee Corp.	104,489
6,950	Marathon Oil Corp.	423,742

See notes to financial statements.

JPMorgan Intrepid Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
6,100	Occidental Petroleum Corp.	$487,268
1,400	Sunoco, Inc.	109,732
9,150	Valero Energy Corp.	472,140
		4,651,155
	Paper & Forest Products — 0.3%
3,650	Louisiana-Pacific Corp.	100,266
	Pharmaceuticals — 5.0%
6,425	King Pharmaceuticals, Inc. (a)	108,711
1,950	Kos Pharmaceuticals, Inc. (a)	100,874
20,325	Merck & Co., Inc.	646,538
19,900	Pfizer, Inc.	464,068
9,100	Wyeth	419,237
		1,739,428
	Real Estate — 2.8%
2,600	CBL & Associates Properties, Inc., REIT	102,726
2,265	General Growth Properties, Inc. REIT	106,432
2,500	Hospitality Properties Trust REIT	100,250
9,250	HRPT Properties Trust REIT	95,738
1,500	Macerich Co. (The) REIT	100,710
5,050	Simon Property Group, Inc. REIT	386,981
4,175	Trizec Properties, Inc. REIT	95,691
		988,528
	Road & Rail — 1.7%
7,150	Burlington Northern Santa Fe Corp.	506,363
2,300	Norfolk Southern Corp.	103,109
		609,472
	Semiconductors & Semiconductor Equipment — 0.3%
4,725	MEMC Electronic Materials, Inc. (a)	104,753
	Software — 0.5%
4,750	BMC Software, Inc. (a)	97,328
4,150	Sybase, Inc. (a)	90,719
		188,047
	Specialty Retail — 0.9%
3,950	American Eagle Outfitters, Inc.	90,771
5,125	Autonation, Inc. (a)	111,366
2,400	Barnes & Noble, Inc.	102,408
		304,545
	Textiles, Apparel & Luxury Goods — 0.3%
1,900	V.F. Corp.	105,146
	Thrifts & Mortgage Finance — 2.5%
1,550	MGIC Investment Corp.	102,021
2,500	PMI Group, Inc. (The)	102,675
1,950	Radian Group, Inc.	114,251
12,927	Washington Mutual, Inc.	562,324
		881,271

See notes to financial statements.

JPMorgan Intrepid Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005

Shares	Security Description	Value
	Long Term Investments — Continued
	Tobacco — 2.7%
10,950	Altria Group, Inc.	$818,184
2,575	Loews Corp. - Carolina Group	113,274
		931,458
	Total Common Stocks (Cost $30,278,419)	34,339,022
	Short-Term Investment — 3.4%
	Investment Company — 3.4%
1,196,979	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,196,979)	1,196,979
	Total Investments — 101.6% (Cost $31,475,398)	$35,536,001
	Liabilities in excess of other assets — (1.6)%	(569,065)
	NET ASSETS — 100.0%	$34,966,936
	Percentages indicated are based on net assets.

Abbreviations:

(a)  — Non-income producing security.

(b)  — Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)  — All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(g)  — Amount rounds to less than 0.1%.

REIT  — Real Estate Investment Trust

See notes to financial statements.

JPMorgan Funds

Statement of Assets and Liabilities

As of December 31, 2005

	Intrepid America Fund	Intrepid Contrarian Fund(a)
ASSETS:
Investments in non-affiliates, at value	$2,966,361,525	$20,115,956
Investments in affiliates, at value	79,219,404	207,609
Total Investments securities, at value	3,045,580,929	20,323,565
Deposits with broker for futures	9,660,000	—
Receivables:
Fund shares sold	10,828,116	166,868
Interest and dividends	4,348,107	24,204
Prepaid expenses and other assets	—	6,775
Total Assets	3,070,417,152	20,521,412
LIABILITIES:
Payables:
Due to custodian	63,750	—
Investment securities purchased	33,063,054	—
Fund shares redeemed	2,237,761	—
Variation margin on futures contracts	66,250	—
Accrued liabilities:
Investment advisory fees	1,640,565	12,972
Administration fees	138,238	1,573
Shareholder servicing fees	630,986	—
Distribution fees	4,283	239
Custodian and accounting fees	4,135	3,038
Trustees' fees - deferred compensation plan	3,221	68
Other	123,147	25,968
Total Liabilities	37,975,390	43,858
NET ASSETS	$3,032,441,762	$20,477,554
NET ASSETS:
Paid in capital	$2,847,500,327	$18,083,484
Accumulated undistributed (distributions in excess of) net investment income	77,550	(67)
Accumulated net realized gains (losses) from investments and futures	(1,727,638)	559,780
Net unrealized appreciation (depreciation) from investments and futures	186,591,523	1,834,357
NET ASSETS	$3,032,441,762	$20,477,554
NET ASSETS:
Class A	$12,715,331	$696,938
Class C	3,266,944	163,505
Select Class	3,016,459,487	19,617,111
Total	$3,032,441,762	$20,477,554
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ($0.0001 par value; unlimited number of shares authorized):
Class A	523,823	32,593
Class C	135,066	7,673
Select Class	124,053,725	916,359
Total	124,712,614	956,625
Net asset value
Class A - Redemption price per share	$24.27	$21.38
Class C - Offering price per share (b)	$24.19	$21.31
Select Class (Offering and redemption price per share)	$24.32	$21.41
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$25.61	$22.56
Cost of investments	$2,858,685,168	$18,489,208

(a)  Prior to February 19, 2005, the Fund was named Intrepid Investor Fund.

(b)  Redemption price for Class C Shares varies based upon length of time the shares are held.

See notes to financial statements.

JPMorgan Funds

Statement of Assets and Liabilities

As of December 31, 2005

	Intrepid Growth Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$723,949,106	$34,339,022
Investments in affiliates, at value	28,126,999	1,196,979
Total Investments securities, at value	752,076,105	35,536,001
Receivables:
Fund shares sold	2,572,009	11,161
Interest and dividends	710,412	70,543
Prepaid expenses and other assets	—	2,521
Total Assets	755,358,526	35,620,226
LIABILITIES:
Payables:
Investment securities purchased	19,816,705	601,138
Fund shares redeemed	43,823	—
Accrued liabilities:
Investment advisory fees	365,873	18,205
Administration fees	51,920	2,824
Shareholder servicing fees	152,447	—
Distribution fees	1,727	804
Custodian and accounting fees	17,531	3,373
Trustees' fees - deferred compensation plan	112	27
Other	61,641	26,919
Total Liabilities	20,511,779	653,290
NET ASSETS	$734,846,747	$34,966,936
NET ASSETS:
Paid in capital	$697,261,639	$30,903,453
Accumulated undistributed (distributions in excess of) net investment income	(100)	154
Accumulated net realized gains (losses) from investments and futures	(3,920,414)	2,726
Net unrealized appreciation (depreciation) from investments and futures	41,505,622	4,060,603
NET ASSETS	$734,846,747	$34,966,936
NET ASSETS:
Class A	$3,918,984	$3,208,995
Class C	1,941,233	482,082
Select Class	728,986,530	31,275,859
Total	$734,846,747	$34,966,936
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ($0.0001 par value; unlimited number of shares authorized):
Class A	189,586	139,867
Class C	94,288	21,060
Select Class	35,222,877	1,361,707
Total	35,506,751	1,522,634
Net asset value
Class A - Redemption price per share	$20.67	$22.94
Class C - Offering price per share (b)	$20.59	$22.89
Select Class (Offering and redemption price per share)	$20.70	$22.97
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$21.82	$24.21
Cost of investments	$710,570,483	$31,475,398

(b)  Redemption price for Class C Shares varies based upon length of time the shares are held.

See notes to financial statements.

JPMorgan Funds

Statement of Operations

For the year ended December 31, 2005

	Intrepid America Fund	Intrepid Contrarian Fund(a)
INVESTMENT INCOME:
Dividend income	$24,938,933	$380,850
Dividend income from affiliates*	2,932,692	10,667
Interest income	2,842	—
Total income	27,874,467	391,517
EXPENSES:
Investment advisory fees	9,719,365	131,754
Administration fees	1,594,180	22,564
Distribution fees
Class A	7,795	659
Class C	6,371	376
Shareholder servicing fees
Class A	7,795	659
Class C	2,124	125
Select Class	3,728,294	49,890
Custodian and accounting fees	89,369	22,244
Interest expense	—	245
Professional fees	59,627	41,089
Trustees' fees	18,498	237
Printing and mailing costs	107,556	3,889
Registration and filing fees	91,166	37,406
Transfer agent fees	243,317	15,322
Miscellaneous	32,451	7,630
Total expenses	15,707,908	334,089
Less amounts waived	(726,453)	(130,027)
Less earnings credits	(14,397)	(72)
Net expenses	14,967,058	203,990
Net investment income (loss)	12,907,409	187,527
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on transactions from:
Investments	(29,943)	2,767,726
Futures	5,016,988	—
Change in unrealized appreciation (depreciation) of:
Investments	145,244,741	(1,569,189)
Futures	(304,238)	—
Realized and unrealized gain (loss) on investments	149,927,548	1,198,537
Change in net assets from operations	162,834,957	1,386,064
* Includes reimbursement of investment advisory, administration and shareholder servicing fees	$150,170	$615

(a)  Prior to February 19, 2005, the Fund was named Intrepid Investor Fund.

See notes to financial statements.

JPMorgan Funds

Statement of Operations

For the year ended December 31, 2005

	Intrepid Growth Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income	$2,937,785	$548,726
Dividend income from affiliates*	400,817	23,519
Interest income	11,812	—
Foreign taxes withheld	(8)	—
Total income	3,350,406	572,245
EXPENSES
Investment advisory fees	1,434,879	161,672
Administration fees	230,575	27,215
Distribution fees
Class A	2,774	1,269
Class C	2,613	610
Shareholder servicing fees
Class A	2,774	1,269
Class C	871	203
Select Class	548,231	60,709
Custodian and accounting fees	86,430	27,923
Interest expense	—	92
Professional fees	52,963	42,426
Trustees' fees	2,211	255
Printing and mailing costs	10,627	3,118
Registration and filing fees	54,804	37,193
Transfer agent fees	16,625	16,124
Miscellaneous	20,289	7,210
Total expenses	2,466,666	387,288
Less amounts waived	(194,889)	(136,437)
Less earnings credits	—	(154)
Less expense reimbursements	(58,884)	—
Net expenses	2,212,893	250,697
Net investment income (loss)	1,137,513	321,548
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on transactions from:
Investments	(3,920,631)	940,243
Change in unrealized appreciation (depreciation) of:
Investments	40,304,972	1,418,101
Realized and unrealized gain (loss) on investments	36,384,341	2,358,344
Change in net assets from operations	37,521,854	2,679,892
* Includes reimbursement of investment advisory, administration and shareholder servicing fees	$19,439	$1,277

See notes to financial statements.

See notes to financial statements.

JPMorgan Funds

Statement of Changes in Net Assets
For the periods indicated

	Intrepid America Fund		Intrepid Contrarian Fund
	Year Ended 12/31/05	Year Ended 12/31/04 (b)	Year Ended 12/31/05 (a)	Year Ended 12/31/04
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,907,409	$1,439,856	$187,527	$95,491
Net realized gain (loss) on investments and futures	4,987,045	(6,731,931)	2,767,726	590,424
Change in net unrealized appreciation (depreciation) of investments and futures	144,940,503	40,543,608	(1,569,189)	1,746,632
Change in net assets resulting from operations	162,834,957	35,251,533	1,386,064	2,432,547
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES (c)
From net investment income	(49,588)	—	(6,348)	—
From net realized gains	—	—	(72,731)	—
CLASS C SHARES (c)
From net investment income	(9,428)	—	(1,255)	—
From net realized gains	—	—	(17,472)	—
SELECT CLASS SHARES
From net investment income	(12,770,053)	(1,421,199)	(198,087)	(94,395)
From net realized gains	—	(611,072)	(2,690,662)	(120,355)
Total distributions to shareholders	(12,829,069)	(2,032,271)	(2,986,555)	(214,750)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,523,589,949	315,422,121	3,145,780	9,257,201
NET ASSETS
Change in net assets	2,673,595,837	348,641,383	1,545,289	11,474,998
Beginning of period	358,845,925	10,204,542	18,932,265	7,457,267
End of period	$3,032,441,762	$358,845,925	$20,477,554	$18,932,265
Accumulated undistributed (distributions in excess of) net investment income	$77,550	$6,045	$(67)	$747

(a)  Prior to February 19, 2005, the Fund was named Intrepid Investor Fund.

(b)  Prior to April 30, 2004, the Fund was named Intrepid All Cap Fund.

(c)  Commencement of offering of class of shares was February 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statement of Changes in Net Assets, continued
For the periods indicated

	Intrepid Growth Fund		Intrepid Value Fund
	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,137,513	$(3,971)	$321,548	$148,135
Net realized gain (loss) on investments and futures	(3,920,631)	596,370	940,243	346,089
Change in net unrealized appreciation (depreciation) of investments and futures	40,304,972	140,282	1,418,101	1,520,976
Change in net assets resulting from operations	37,521,854	732,681	2,679,892	2,015,200
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES (c)
From net investment income	(2,861)	—	(21,671)	—
From net realized gains	(1,069)	—	(64,142)	—
CLASS C SHARES (c)
From net investment income	(927)	—	(3,294)	—
From net realized gains	(197)	—	(7,762)	—
SELECT CLASS SHARES
From net investment income	(1,137,793)	—	(406,824)	(145,448)
From net realized gains	(201,514)	(879,968)	(952,989)	(610,328)
Total distributions to shareholders	(1,344,361)	(879,968)	(1,456,682)	(755,776)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	690,874,443	989,827	18,234,002	7,059,863
NET ASSETS
Change in net assets	727,051,936	842,540	19,457,212	8,319,287
Beginning of period	7,794,811	6,952,271	15,509,724	7,190,437
End of period	$734,846,747	$7,794,811	$34,966,936	$15,509,724
Accumulated undistributed (distributions in excess of) net investment income	$(100)	$736	$154	$1,488

(c)  Commencement of offering of class of shares was February 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statement of Changes in Net Assets, continued
For the periods indicated

	Year Ended 12/31/05	Year Ended 12/31/04 (b)	Year Ended 12/31/05 (a)	Year Ended 12/31/04
Capital Transactions:
Class A Shares (c)
Proceeds from shares issued	$13,144,953	$—	$735,843	$—
Dividends reinvested	46,969	—	69,563	—
Cost of shares redeemed	(803,836)	—	(53,871)	—
Change in net assets from Class A capital transactions	$12,388,086	$—	$751,535	$—
Class C Shares (c)
Proceeds from shares issued	$3,217,307	$—	$184,519	$—
Dividends reinvested	7,859	—	17,864	—
Cost of shares redeemed	(27,943)	—	(25,957)	—
Change in net assets from Class C capital transactions	$3,197,223	$—	$176,426	$—
Select Class Shares
Proceeds from shares issued	$2,589,446,093	$335,122,871	$3,707,519	$12,445,913
Dividends reinvested	1,254,209	699,221	1,369,820	109,945
Cost of shares redeemed	(82,695,662)	(20,399,971)	(2,859,520)	(3,298,657)
Change in net assets from Select Class capital transactions	$2,508,004,640	$315,422,121	$2,217,819	$9,257,201
Share Transactions:
Class A Shares (c)
Issued	555,344	—	31,734	—
Reinvested	1,925	—	3,166	—
Redeemed	(33,446)	—	(2,307)	—
Change in Class A Shares	523,823	—	32,593	—
Class C Shares (c)
Issued	135,842	—	8,017	—
Reinvested	323	—	817	—
Redeemed	(1,099)	—	(1,161)	—
Change in Class C Shares	135,066	—	7,673	—
Select Class Shares
Issued	111,433,641	16,509,753	160,574	597,914
Reinvested	51,318	34,116	61,759	5,137
Redeemed	(3,488,029)	(998,046)	(120,120)	(156,535)
Change in Select Class Shares	107,996,930	15,545,823	102,213	446,516

(a)  Prior to February 19, 2005, the Fund was named Intrepid Investor Fund.

(b)  Prior to April 30, 2004, the Fund was named Intrepid All Cap Fund.

(c)  Commencement of offering of class of shares was February 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statement of Changes in Net Assets, continued
For the periods indicated

	Intrepid Growth Fund		Intrepid Value Fund
	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/05	Year Ended 12/31/04
Capital Transactions:
Class A Shares (a)
Proceeds from shares issued	$4,418,838	$—	$3,158,595	$—
Dividends reinvested	3,121	—	71,607	—
Cost of shares redeemed	(641,587)	—	(27,799)	—
Change in net assets from Class A capital transactions	$3,780,372	$—	$3,202,403	$—
Class C Shares (a)
Proceeds from shares issued	$1,922,642	$—	$494,784	$—
Dividends reinvested	674	—	8,641	—
Cost of shares redeemed	(16,127)	—	(15,539)	—
Change in net assets from Class C capital transactions	$1,907,189	$—	$487,886	$—
Select Class Shares
Proceeds from shares issued	$709,878,134	$123,241	$24,880,905	$7,400,866
Dividends reinvested	139,268	877,347	317,955	469,441
Cost of shares redeemed	(24,830,520)	(10,761)	(10,655,147)	(810,444)
Change in net assets from Select Class capital transactions	$685,186,882	$989,827	$14,543,713	$7,059,863
Share Transactions:
Class A Shares (a)
Issued	221,844	—	138,013	—
Reinvested	153	—	3,077	—
Redeemed	(32,411)	—	(1,223)	—
Change in Class A Shares	189,586	—	139,867	—
Class C Shares (a)
Issued	95,097	—	21,397	—
Reinvested	33	—	373	—
Redeemed	(842)	—	(710)	—
Change in Class C Shares	94,288	—	21,060	—
Select Class Shares
Issued	36,046,417	6,280	1,111,497	360,291
Reinvested	6,847	48,497	13,717	23,403
Redeemed	(1,239,099)	(561)	(473,385)	(38,956)
Change in Select Class Shares	34,814,165	54,216	651,829	344,738

(a)  Commencement of offering of class of shares was February 18, 2005.

JPMorgan Funds

Financial Highlights

	Intrepid America Fund (a)
	Class A	Class C	Select Class
PER SHARE OPERATING PERFORMANCE:	2/18/05 (b) to 12/31/05	2/18/05 (b) to 12/31/05	Year Ended 12/31/05	Year Ended 12/31/04	2/28/03 (b) to 12/31/03
Net asset value, beginning of period	$22.62	$22.62	$22.35	$19.97	$15.00
Investment operations:
Net Investment income (loss)	0.15 (e)	0.06 (e)	0.20 (e)	0.09	0.01
Net realized and unrealized gains (losses) on investments	1.60	1.58	1.87	2.43	6.09
Total from investment operations	1.75	1.64	2.07	2.52	6.10
Distributions:
Net investment income	(0.10)	(0.07)	(0.10)	(0.09)	(0.01)
Net realized gains	—	—	—	(0.05)	(1.12)
Total distributions	(0.10)	(0.07)	(0.10)	(0.14)	(1.13)
Net asset value, end of period	$24.27	$24.19	$24.32	$22.35	$19.97
TOTAL RETURN (EXCLUDES SALES CHARGE) (c)(f)	7.75%	7.25%	9.28%	12.68%	40.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$12,715	$3,267	$3,016,460	$358,846	$10,205
RATIOS TO AVERAGE NET ASSETS: (d)
Net expenses	1.25%	1.75%	1.00%	1.00%	1.00%
Net Investment income (loss)	0.75%	0.28%	0.86%	0.83%	0.07%
Expenses without waivers, reimbursements and earnings credits	1.29%	1.79%	1.05%	1.21%	3.30%
PORTFOLIO TURNOVER RATE (c)	109%	109%	109%	97%	148%

  (a)  Prior to April 30, 2004, the Fund was named Intrepid All Cap Fund.

  (b)  Commencement of offering of class of shares.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Calculated based on average shares outstanding.

  (f)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Intrepid Contrarian Fund (a)
	Class A	Class C	Select Class
PER SHARE OPERATING PERFORMANCE:	2/18/05 (b) to 12/31/05	2/18/05 (b) to 12/31/05	Year Ended 12/31/05	Year Ended 12/31/04	2/28/03 (b) to 12/31/03
Net asset value, beginning of period	$23.00	$23.00	$23.25	$20.28	$15.00
Investment operations:
Net Investment income (loss)	0.13 (e)	0.05 (e)	0.22 (e)	0.12	0.14
Net realized and unrealized gains (losses) on investments	1.62	1.60	1.33	3.10	5.88
Total from investment operations	1.75	1.65	1.55	3.22	6.02
Distributions:
Net investment income	(0.20)	(0.17)	(0.22)	(0.11)	(0.14)
Net realized gains	(3.17)	(3.17)	(3.17)	(0.14)	(0.60)
Total distributions	(3.37)	(3.34)	(3.39)	(0.25)	(0.74)
Net asset value, end of period	$21.38	$21.31	$21.41	$23.25	$20.28
TOTAL RETURN (EXCLUDES SALES CHARGE) (c)(f)	7.53%	7.09%	6.59%	16.01%	40.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$697	$164	$19,617	$18,932	$7,457
RATIOS TO AVERAGE NET ASSETS: (d)
Net expenses	1.25%	1.75%	1.00%	1.00%	1.00%
Net Investment income (loss)	0.67%	0.23%	0.93%	0.60%	0.92%
Expenses without waivers, reimbursements and earnings credits	2.05%	2.54%	1.70%	1.77%	3.27%
PORTFOLIO TURNOVER RATE (c)	177%	177%	177%	99%	74%

  (a)  Prior to February 19, 2005, the Fund was named Intrepid Investor Fund.

  (b)  Commencement of offering of class of shares.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Calculated based on average shares outstanding.

  (f)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Intrepid Growth Fund
	Class A	Class C		Select Class
PER SHARE OPERATING PERFORMANCE:	2/18/05 (a) to 12/31/05	2/18/05 (a) to 12/31/05		Year Ended 12/31/05	Year Ended 12/31/04	2/28/03 (a) to 12/31/03
Net asset value, beginning of period	$19.01	$19.01		$19.07	$19.61	$15.00
Investment operations:
Net Investment income (loss)	0.03 (d)	(0.04	)(d)	0.11 (d)	(0.01)	(0.05)
Net realized and unrealized gains (losses) on investments	1.66	1.64		1.56	1.85	5.45
Total from investment operations	1.69	1.60		1.67	1.84	5.40
Distributions:
Net investment income	(0.02)	(0.01)		(0.03)	—	—
Net realized gains	(0.01)	(0.01)		(0.01)	(2.38)	(0.79)
Total distributions	(0.03)	(0.02)		(0.04)	(2.38)	(0.79)
Net asset value, end of period	$20.67	$20.59		$20.70	$19.07	$19.61
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)(e)	8.90%	8.44%		8.79%	10.45%	36.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$3,919	$1,941		$728,987	$7,795	$6,952
RATIOS TO AVERAGE NET ASSETS: (c)
Net expenses	1.25%	1.75%		1.00%	1.00%	1.00%
Net Investment income (loss)	0.20%	(0.25%)		0.52%	(0.06%)	(0.34%)
Expenses without waivers, reimbursements and earnings credits	1.50%	1.91%		1.11%	2.62%	3.37%
PORTFOLIO TURNOVER RATE (b)	130%	130%		130%	127%	149%

  (a)  Commencement of offering of class of shares.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

  (d)  Calculated based on average shares outstanding

  (e)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Intrepid Value Fund
	Class A	Class C	Select Class
PER SHARE OPERATING PERFORMANCE:	2/18/05 (a) to 12/31/05	2/18/05 (a) to 12/31/05	Year Ended 12/31/05	Year Ended 12/31/04	2/28/03 (a) to 12/31/03
Net asset value, beginning of period	$22.14	$22.14	$21.85	$19.69	$15.00
Investment operations:
Net Investment income (loss)	0.29 (d)	0.16 (d)	0.29 (d)	0.24	0.19
Net realized and unrealized gains (losses) on investments	1.57	1.59	1.91	3.08	5.74
Total from investment operations	1.86	1.75	2.20	3.32	5.93
Distributions:
Net investment income	(0.31)	(0.25)	(0.33)	(0.24)	(0.19)
Net realized gains	(0.75)	(0.75)	(0.75)	(0.92)	(1.05)
Total distributions	(1.06)	(1.00)	(1.08)	(1.16)	(1.24)
Net asset value, end of period	$22.94	$22.89	$22.97	$21.85	$19.69
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)(e)	8.44%	7.95%	10.14%	17.51%	39.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$3,209	$482	$31,276	$15,510	$7,190
RATIOS TO AVERAGE NET ASSETS: (c)
Net expenses	1.25%	1.75%	1.00%	1.00%	1.00%
Net Investment income (loss)	1.44%	0.81%	1.29%	1.25%	1.26%
Expenses without waivers, reimbursements and earnings credits	1.60%	2.17%	1.55%	2.08%	3.30%
PORTFOLIO TURNOVER RATE (b)	112%	112%	112%	98%	110%

  (a)  Commencement of offering of class of shares.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

  (d)  Calculated based on average shares outstanding.

  (e)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMorgan Funds

Notes to Financial Statements

1. Organization

JPMorgan Trust I ("JPM I") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.

The following are the 4 separate funds of the Trust (collectively, the "Funds") covered by this report:

Fund	Classes Offered

Intrepid America Fund	Class A, Class C and Select Class
Intrepid Contrarian Fund	Class A, Class C and Select Class
Intrepid Growth Fund	Class A, Class C and Select Class
Intrepid Value Fund	Class A, Class C and Select Class

Class A and C shares were launched on February 18, 2005.

Effective February 19, 2005, JPMorgan Intrepid Investor Fund was renamed JPMorgan Intrepid Contrarian Fund with the approval of the Board of Trustees.

Prior to February 19, 2005, the Funds were a separate series of J.P. Morgan Mutual Fund Series Trust ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

Class A shares generally provide for a front-end sales charge while Class C shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance

JPMorgan Funds

Notes to Financial Statements (continued)

with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market marker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the

JPMorgan Funds

Notes to Financial Statements (continued)

position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, the Intrepid America Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

JPMorgan Funds

Notes to Financial Statements (continued)

F. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and generally paid annually, except for the Intrepid Value Fund, which is declared and generally paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Fund	Paid-in capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
Intrepid America Fund	$—	$(6,835)	$6,835
Intrepid Contrarian Fund	—	17,349	(17,349)
Intrepid Growth Fund	(4,130)	3,232	898
Intrepid Value Fund	—	108,907	(108,907)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of distribution reclassifications, and investments in REITs.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets for each Fund.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

JPMorgan Funds

Notes to Financial Statements (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July, 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), a wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Intrepid America Fund	0.25%	0.75%
Intrepid Contrarian Fund	0.25	0.75
Intrepid Growth Fund	0.25	0.75
Intrepid Value Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class C shares and certain Class A shares for which front-

JPMorgan Funds

Notes to Financial Statements (continued)

end sales charges have been waived. For the period (February 19, 2005 to December 31, 2005), the Distributor received the following amounts:

Fund	Front End Sales Charge	CDSC
Intrepid America Fund	$174,191	$490
Intrepid Contrarian Fund	10,242	—
Intrepid Growth Fund	94,358	—
Intrepid Value Fund	21,444	—

D. Shareholder Servicing Fees

Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee of 0.25% of the average daily net assets for Class A, C and Select Shares of the Funds that is computed daily and paid monthly.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous paragraphs.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custody and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan)

JPMorgan Funds

Notes to Financial Statements (continued)

exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Intrepid America Fund	1.25%	1.75%	1.00%
Intrepid Contrarian Fund	1.25	1.75	1.00
Intrepid Growth Fund	1.25	1.75	1.00
Intrepid Value Fund	1.25	1.75	1.00

The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages in the table above are in place until at least April 30, 2006.

For the year ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
Fund	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid America Fund	$—	$703,900	$22,553	$726,453	$—
Intrepid Contrarian Fund	76,805	14,626	50,674	142,105	—
Intrepid Growth Fund	77,561	55,462	61,866	194,889	58,884
Intrepid Value Fund	61,397	12,858	62,182	136,437	—

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Funds may use related party broker/dealers. For the year ended December 31, 2005, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

JPMorgan Funds

Notes to Financial Statements (continued)

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

Fund	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$4,056,629,291	$1,586,398,403
Intrepid Contrarian Fund	35,586,626	35,368,073
Intrepid Growth Fund	977,187,488	297,387,444
Intrepid Value Fund	44,003,332	27,337,314

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

Fund	Aggregage cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Intrepid America Fund	$2,862,756,380	$219,239,931	$(36,415,382)	$182,824,549
Intrepid Contrarian Fund	18,518,366	2,132,716	(327,517)	1,805,199
Intrepid Growth Fund	711,403,016	45,921,914	(5,248,825)	40,673,089
Intrepid Value Fund	31,516,194	4,363,533	(343,726)	4,019,807

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and REIT return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

	Distributions paid from:
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$12,829,069	$—	$12,829,069
Intrepid Contrarian Fund	636,082	2,350,473	2,986,555
Intrepid Growth Fund	1,239,983	104,378	1,344,361
Intrepid Value Fund	414,319	1,042,363	1,456,682

JPMorgan Funds

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

	Distributions paid from:
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$2,032,068	$203	$2,032,271
Intrepid Contrarian Fund	214,750	—	214,750
Intrepid Growth Fund	598,961	281,007	879,968
Intrepid Value Fund	607,505	148,271	755,776

At December 31, 2005, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Fund	Distributable Ordinary Income	Current Distributable Long-Term Current or Tax Basis Capital Loss Carryover	Capital Gain Unrealized Tax Appreciation (Depreciation)
Intrepid America Fund	$80,770	$2,039,337	$182,824,549
Intrepid Contrarian Fund	359,329	229,609	1,805,199
Intrepid Growth Fund	—	(3,087,869)	40,673,089
Intrepid Value Fund	—	43,703	4,019,807

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation, mark to market of futures contracts, and REIT adjustments.

At December 31, 2005, Intrepid Growth Fund had a capital loss carryover, which will be available to offset future capital gains. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to the shareholders.

Fund	Expires in 2013	Total
Intrepid Growth Fund	3,087,869	3,087,869

During the year ended December 31, 2005, Intrepid America Fund utilized capital loss carryovers of $6,712,720.

6. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to

JPMorgan Funds

Notes to Financial Statements (continued)

both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The Funds do not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of December 31, 2005. The average borrowings for the year ended December 31, 2005, were as follows:

Fund	Average borrowings	Number of days used	Interest paid
Intrepid Value Fund	$439,198	2	$92

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

JPMorgan Funds

Notes to Financial Statements (continued)

8. Subsequent Events

On February 6, 2006, the JPMorgan Chase Bank Equity Growth Trust, a common trust fund, managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Intrepid Growth Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Growth Trust purchased 4,427,259 Select Shares of JPMorgan Intrepid Growth Fund and the JPMorgan Intrepid Growth Fund received portfolio securities with a market value of $94,167,799 in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intrepid Growth Fund is equal to the JPMorgan Chase Bank Equity Growth Trust's cost of the securities at the time of the in-kind transfer.

At a board meeting held February 15, 2006, the Board of Trustees approved a change in the name of the JPMorgan Intrepid Contrarian Fund to the JPMorgan Multi Cap Fund and also approved certain changes to the stock selection process for this Fund. These changes will be effective March 31, 2006.

JPMorgan Funds

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Contrarian Fund (formerly JPMorgan Intrepid Investor Fund), JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (four portfolios of JPMorgan Trust I, hereafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2006

JPMorgan Funds

Trustees (unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of Heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	118		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of Heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971-1988).	118		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of Heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	117	*	Director, Cardinal Health, Inc (CAH) (1994-present), Director, The Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA)(2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of Heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998-1999).	118		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of Heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	118		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of Heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	117	*	None.

JPMorgan Funds

Trustees (unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of Heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	117	*	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of Heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	118		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of Heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	117	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of Heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	118		Trustee of Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of Heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	117	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of Heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	118		None.

JPMorgan Funds

Trustees (unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee since 2005; Trustee of Heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	118	Director, Glenview Trust Company, LLC; Trustee, St. Catharine College; Trustee, Bellarmine University; Director, Springfield-Washington County Economic Development Authority; Trustee, Marion and Washington County, Kentucky Airport Board; Trustee, Catholic Education Foundation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

**Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Funds

Officers (unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds and has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

JPMorgan Funds

Officers (unaudited) (continued)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc. Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMorgan Funds

Schedule of Shareholder Expenses
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2005 (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan Funds

Schedule of Shareholder Expenses
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2005 (unaudited) (continued)

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,065.20	$6.51	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class C
Actual	$1,000.00	$1,062.70	$9.10	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,066.60	$5.21	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Intrepid Contrarian Fund
Class A
Actual	$1,000.00	$1,054.70	$6.11	1.18%
Hypothetical	$1,000.00	$1,019.26	$6.01	1.18%
Class C
Actual	$1,000.00	$1,052.20	$8.69	1.68%
Hypothetical	$1,000.00	$1,016.74	$8.54	1.68%
Select Class
Actual	$1,000.00	$1,056.00	$4.61	0.89%
Hypothetical	$1,000.00	$1,020.72	$4.53	0.89%
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,078.80	$6.55	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class C
Actual	$1,000.00	$1,075.90	$9.16	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,080.00	$5.24	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%

JPMorgan Funds

Schedule of Shareholder Expenses
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2005 (unaudited) (continued)

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Intrepid Value Fund
Class A
Actual	$1,000.00	$1,064.90	$6.51	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class C
Actual	$1,000.00	$1,062.60	$9.10	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,066.40	$5.21	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Advisor of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Advisor also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited) (continued)

provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to concerns raised by them, including the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited) (continued)

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Contrarian Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Fund's performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's investment performance is summarized below:

The Trustees noted that the performance for the one year period of the Intrepid America Fund was better than that of its Universe Group median.

The Trustees noted that the performance for the one year period of the Intrepid Growth Fund was better than that of its Universe Group median.

The Trustees noted that the performance for the one year period of the Intrepid Contrarian Fund lagged that of its Universe Group median. The Trustees noted the Advisor's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Advisor to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance for the one year period of the Intrepid Value Fund was better than that of its Universe Group median.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited) (continued)

recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that although the Intrepid America Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were within a reasonable range of the median of its Universe Group.

The Trustees noted that the Intrepid Growth Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Contrarian Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

JPMorgan Funds

Tax Letter (unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2005:

Dividend Received Deduction
JPMorgan Intrepid America Fund	100.00%
JPMorgan Intrepid Contrarian Fund	47.16%
JPMorgan Intrepid Growth Fund	92.75%
JPMorgan Intrepid Value Fund	99.86%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005:

Long-Term Capital Gain Distribution
JPMorgan Intrepid Contrarian Fund	$2,350,473
JPMorgan Intrepid Growth Fund	$104,378
JPMorgan Intrepid Value Fund	$1,042,361

For the fiscal year ended December 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income received by the Fund treated as qualified dividends:

Qualified Dividend Income
JPMorgan Intrepid America Fund	$24,945,854
JPMorgan Intrepid Contrarian Fund	$378,824
JPMorgan Intrepid Growth Fund	$2,935,281
JPMorgan Intrepid Value Fund	$570,968

For the fiscal year ended December 31, 2005, The Funds designate the following percentages of ordinary distributions paid during the Fund's fiscal year that are from qualified short-term capital gain:

Qualified Short-term Gain
Intrepid Contrarian Fund	$229,737
Intrepid Value Fund	$91,914

THIS PAGE IS INTENTIONALLY LEFT BLANK

ANNUAL REPORT

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2006 All Rights Reserved. February 2006

AN-INT-1205

ANNUAL REPORT DECEMBER 31, 2005

JPMorgan Funds

U.S. Equity

Large Cap

Funds

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Growth and Income Fund

JPMorgan U.S. Equity Fund

CONTENTS

President's Letter	1

Fund Commentaries:

JPMorgan Disciplined Equity Fund	3

JPMorgan Diversified Fund	6

JPMorgan Growth and Income Fund	9

JPMorgan U.S. Equity Fund	12

Schedules of Portfolio Investments	15

Financial Statements	70

Financial Highlights	82

Notes to Financial Statements	96

Report of Independent Registered Public Accounting Firm	116

Trustees	117

Officers	119

Schedule of Shareholder Expenses	121

Board Approval of Renewal of Investment Advisory Agreements	124

Tax Letter	128

Highlights

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
U.S. Equity Large Cap Funds

PRESIDENT'S LETTER JANUARY 10, 2006

(Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Equity Large Cap Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended December 31, 2005, along with reports from the portfolio managers.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year — similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively — this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.27% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach to investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your

"The U.S. equity market overcame several challenges during the reporting period..."

JPMorgan
U.S. Equity Large Cap Funds

CONTINUED

(Unaudited)

investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

(Unaudited)

JPMorgan U.S. Equity Large Cap Funds 2

JPMorgan
Disciplined Equity Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/3/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$526,954
Primary Benchmark	S&P 500 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned 3.84% (Institutional Class Shares) over the 12 months ended December 31, 2005, compared to the 4.91% return of the S&P 500 Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of the Fund's underperformance was driven by difficult stock selection in the pharmaceutical/medical technology sector. OSI Pharmaceuticals and Boston Scientific were the top detractors from performance in the pharmaceutical/ medical technology sector. Our initial investment in OSI Pharmaceuticals was based on the company's promising cancer drug Tarceva. After announcing a proposed acquisition of Eyetech in August, we began to question management's direction, since the deal would likely dilute the potential impact of Tarceva, is a questionable use of cash and puts the company on a possible collision course with its key partner, Genentech. As for Boston Scientific, the company faced continuous headwinds in 2005, battling multiple manufacturing disruptions and recalls for its Taxus stent, pipeline delays, patent litigation and increased competition in the drug-eluding stent space, all of which contributed to underperformance. Apple, in which the Fund had an underweight, was ranked in the fourth and fifth quintiles for most of 2005. We believed, at the time, that the company's projected future cash flows did not warrant the premium at which it was trading. In this case, we were wrong as continued momentum and consistently strong demand for its products helped drive the stock upward in 2005. We continue to believe current results are above normalized levels and remain comfortable with our underweight position.

On the positive side, Corning Inc. was the top contributor to performance for 2005, as the company benefited from strong demand for liquid-crystal display (LCD) monitors for televisions and notebooks. Positive news from retailers in December confirmed continued customer penetration of LCD TVs, giving us confidence that price reductions on LCD TVs is driving strong adoption rates for Corning. Additionally, stock selection in the consumer staples contributed favorably to performance, where Altria Group Inc. and Gillette were the primary drivers of outperformance. Favorable court decisions, the potential break-up of the company and a weak dollar helped drive Altria Group Inc. higher in the later part of 2005, while Gillette surged to an all-time high as a result of being acquired in early 2005 by Proctor and Gamble.

Q:  HOW WAS THE FUND MANAGED?

A:  Performance in 2005 was driven by the Fund's fifth-quintile names, which were generally expensive and, therefore, held at an underweight or not at all. The markets paid nominal attention to security valuations, as investors chased higher price/earnings ratio and historically riskier assets. We continue to believe in those underweight positions because our process has been very effective at identifying expensive/underperforming names. By maintaining a disciplined process, we believe this short-term period of stress may create significant future opportunities.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMorgan U.S. Equity Large Cap Funds 3

JPMorgan
Disciplined Equity Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	General Electric Co.	4.0%
2.	Citigroup, Inc.	3.3%
3.	Exxon Mobil Corp.	3.0%
4.	Microsoft Corp.	2.9%
5.	Bank of America Corp.	2.5%
6.	Altria Group, Inc.	2.3%
7.	Procter & Gamble Co.	1.8%
8.	Wyeth	1.6%
9.	U.S. Bancorp	1.4%
10.	Goldman Sachs Group, Inc.	1.4%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMorgan U.S. Equity Large Cap Funds 4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A
Without Sales Charge	3.33%	(0.61%)	6.58%
With Sales Charge*	(2.10%)	(1.67%)	5.95%
SELECT CLASS
Without Sales Charge	3.61%	(0.37%)	6.72%
INSTITUTIONAL CLASS
Without Sales Charge	3.84%	(0.11%)	6.97%
ULTRA
Without Sales Charge	3.87%	(0.06%)	7.00%

  *  Sales charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (1/3/97 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 and for the Select Class Shares from 1/3/97 to 12/31/97 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares and lower than the expenses of the Select Class Shares (during this period, therefore, the performance of the Select Class Shares would have been lower because they have higher expenses). The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to 9/28/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to 3/24/03 (offering date of the Ultra Shares) are calculated using the historical expenses of the Institutional Class Shares, which are higher than the expenses of the Ultra Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performances of the indices do not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan U.S. Equity Large Cap Funds 5

JPMorgan
Diversified Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/10/93
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$719,541
Primary Benchmark	Fund Benchmark

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Diversified Fund, which seeks to provide high total return from a diversified portfolio of stocks and bonds,* returned 4.54% (Institutional Class Shares) over the 12 months ended December 31, 2005, compared to the 5.03% return of the Fund Benchmark over the same period. The Fund Benchmark is comprised of the S&P 500 (52%), Russell 2000 (3%), Morgan Stanley Capital International Europe, Australasia and the Far East (10%), and Salomon Broad Investment Grade Bond (35%) Indexes.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  Security selection contributed slightly to performance, while asset allocation was slightly negative. Security selection in the small-cap and international equity portions supported Fund performance. Strong stock selection in the consumer staples, network technology and auto sectors contributed the most, while positions in the pharmaceutical/medical technology and industrial cyclicals sectors were the primary detractors. On a stock specific level, overweight positions in Corning Inc. and Lazard Ltd., and an underweight in Fannie Mae, were among the more notable contributors to performance, while overweight positions in Tyco International Ltd. and Ambac Financial Group Inc., as well as an underweight position in Apple, dragged on performance.

In fixed-income securities, duration and yield curve positioning added to performance during the year. We tactically traded duration, with a bias toward being short. Our position in investment-grade corporate bonds, mortgage private placements and emerging market debt were strong positive contributors to performance.

Q:  HOW WAS THE FUND MANAGED?

A:  Our strategy carried a modest overweight for equities versus bonds. Equities are strongly supported by relative valuations, although liquidity and technical factors are less supportive. Excessive levels of investor risk appetite argued against a larger equity overweight. European earnings momentum has reached an 18-year high, while Japanese earnings momentum is still in an uptrend. In contrast, the U.S. earnings momentum has peaked and is turning down. This favored an overweight in international equity. Until earnings momentum breaks down in international regions, or until it is clear that the Fed has concluded its tightening process, it is hard to justify any switch back to the U.S.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMorgan U.S. Equity Large Cap Funds 6

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	General Electric Co.	2.3%
2.	Citigroup, Inc.	1.9%
3.	Exxon Mobil Corp.	1.7%
4.	Microsoft Corp.	1.5%
5.	Altria Group, Inc.	1.3%
6.	Bank of America Corp.	1.2%
7.	Procter & Gamble Co.	1.0%
8.	Coca-Cola Co. (The)	0.9%
9.	Tyco International Ltd. (Bermuda)	0.9%
10.	Wyeth	0.9%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMorgan U.S. Equity Large Cap Funds 7

JPMorgan
Diversified Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A
Without Sales Charge	4.04%	2.21%	6.82%
With Sales Charge*	(1.42%)	1.12%	6.25%
CLASS B
Without CDSC	3.49%	1.86%	6.63%
With CDSC**	(1.51%)	1.49%	6.63%
CLASS C
Without CDSC	3.50%	1.86%	6.63%
With CDSC***	2.50%	1.86%	6.63%
SELECT CLASS
Without CDSC	4.28%	2.39%	6.91%
INSTITUTIONAL CLASS
Without CDSC	4.54%	2.67%	7.21%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

  ***  Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/95 - 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/10/93 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, B, and C Shares prior to 3/24/03 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, Fund Benchmark, S&P 500 Index, and Lipper Balanced Funds Index from December 31, 1995 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices do not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Fund Benchmark is comprised of 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Salomon Broad Investment Grade Bond Index and 10% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan U.S. Equity Large Cap Funds 8

JPMorgan
Growth and Income Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/23/87
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$591,167
Primary Benchmark	S&P 500/ BARRA Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned 3.72% (Class A Shares) over the 12 months ended December 31, 2005, compared to the 6.33% return of the S&P 500/ Barra Value Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. The S&P 500 Index returned 5.8% for the second half of the year and 4.9% for 2005. The Nasdaq Composite Index underperformed the broad market for the full year, returning 2.1%. The Russell 2000 Index also slightly underperformed the broad market, returning 4.6% in 2005.

The Fund participated in the markets' advance but underperformed its benchmark due to poor stock selection in information technology and industrials. Lexmark International Inc. was the largest individual detractor from performance over the period. An increasingly competitive pricing environment in the retail hardware space, with particular weakness in the ink-jet printer market, forced the company to lower prices to maintain market share. Gannet Co. Inc. also hurt performance, as investors sold shares of the newspaper company due to increased fear about competition from the Internet.

On the positive side, strong stock selection in financials and materials aided performance. On the stock level, Devon Energy Corp., an exploration and production company, was the largest contributor to performance as the company benefited from the sustained high price of oil. The company posted strong results and created shareholder value with share repurchases and debt reduction. Another positive contributor was Chubb Corp. The property and casualty insurer's prospects for higher insurance premiums in 2006 improved as a result of the tough 2005 hurricane season.

Q:  HOW WAS THE FUND MANAGED?

A:  We seek to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies that we believe possess sustainable competitive advantages, healthy balance sheets and management that is committed to increasing shareholder value.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMorgan U.S. Equity Large Cap Funds 9

JPMorgan
Growth and Income Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Citigroup, Inc.	3.5%
2.	Freddie Mac	3.3%
3.	Chubb Corp.	3.2%
4.	Exxon Mobil Corp.	2.9%
5.	Bank of America Corp.	2.7%
6.	Golden West Financial Corp.	2.4%
7.	Johnson & Johnson	2.2%
8.	Devon Energy Corp.	2.2%
9.	Morgan Stanley	2.1%
10.	American Express Co.	2.1%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMorgan U.S. Equity Large Cap Funds 10

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A
Without Sales Charge	3.72%	1.20%	7.36%
With Sales Charge*	(1.73%)	0.12%	6.78%
CLASS B
Without CDSC	3.21%	0.69%	6.93%
With CDSC**	(1.79%)	0.30%	6.93%
CLASS C
Without CDSC	3.21%	0.70%	6.64%
With CDSC***	2.21%	0.70%	6.64%
SELECT CLASS
Without CDSC	4.08%	1.90%	7.94%

  *   Sales charge for Class A Shares is 5.25%

  **   Assumes 5% CDSC (Contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/23/87.

Returns for the Select Class Shares prior to 1/25/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Class Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the performance of the Class B Shares whose historical expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/BARRA Value Index and Lipper Large-Cap Value Funds Index from December 31, 1995 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices do not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan U.S. Equity Large Cap Funds 11

JPMorgan
U.S. Equity Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/17/93
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$1,746,289
Primary Benchmark	S&P 500 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned 2.62% (Institutional Class Shares) over the 12 months ended December 31, 2005, compared to the 4.91% return of the S&P 500 Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  The majority of the Fund's underperformance was driven by difficult stock selection in the insurance and pharmaceutical/medical technology sectors. OSI Pharmaceuticals and Willis Group were among the top detractors from performance. Our initial investment in OSI Pharmaceuticals was based on the company's promising cancer drug Tarceva. After announcing a proposed acquisition of Eyetech in August, we began to question management's direction, since the deal would likely dilute the potential impact of Tarceva, is a questionable use of cash and puts the company on a possible collision course with its key partner, Genentech. Willis Group was hurt by a probe into its commission practices by the New York Attorney General's Office. All of the contentions were settled by the company without the need for the Attorney General to commence a formal lawsuit.

On the positive side, stock selection in network technology and consumer staples contributed favorably to performance. Corning Inc. benefited from strong demand for liquid-crystal display (LCD) monitors for televisions and notebooks. Positive news from retailers in December confirmed continued customer penetration of LCD TVs, giving us confidence that price reductions on LCD TVs is driving strong adoption rates for Corning, Inc. The stock of Fedex Corp. rallied on the heels of robust earnings growth, as the company benefited from strong margin expansion in both its express and ground businesses.

Q:  HOW WAS THE FUND MANAGED?

A:  We seek to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies that we believe possess sustainable competitive advantages, healthy balance sheets and management that is committed to increasing shareholder value.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMorgan U.S. Equity Large Cap Funds 12

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	General Electric Co.	4.5%
2.	Citigroup, Inc.	3.9%
3.	Exxon Mobil Corp.	3.1%
4.	Microsoft Corp.	2.4%
5.	Altria Group, Inc.	2.4%
6.	Bank of America Corp.	1.9%
7.	Tyco International Ltd. (Bermuda)	1.9%
8.	AMBAC Financial Group, Inc.	1.8%
9.	Coca-Cola Co. (The)	1.8%
10.	Viacom, Inc., Class B	1.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMorgan U.S. Equity Large Cap Funds 13

JPMorgan
U.S. Equity Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A
Without Sales Charge	2.11%	(0.29%)	7.39%
With Sales Charge*	(3.26%)	(1.36%)	6.81%
CLASS B
Without CDSC	1.62%	(0.85%)	7.09%
With CDSC**	(3.38%)	(1.27%)	7.09%
CLASS C
Without CDSC	1.64%	(0.85%)	7.09%
With CDSC***	0.64%	(0.85%)	7.09%
SELECT CLASS
Without CDSC	2.45%	(0.02%)	7.55%
INSTITUTIONAL CLASS
Without CDSC	2.62%	0.14%	7.73%

  *  Sales charge for Class A Shares is 5.25%

  **  Assumes 5% CDSC (Contingent deferred sales charge) for one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 1/1/95 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of these shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/7/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1995 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performances of the indices do not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan U.S. Equity Large Cap Funds 14

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.5%
	Common Stocks— 99.5%
	Aerospace & Defense — 2.1%
47	Boeing Co.	$3,266
22	Lockheed Martin Corp.	1,425
55	Northrop Grumman Corp.	3,300
25	Raytheon Co.	1,020
36	United Technologies Corp.	1,985
		10,996
	Air Freight & Logistics — 0.8%
43	FedEx Corp.	4,435
– (h)	United Parcel Service, Inc., Class B (c)	15
		4,450
	Auto Components — 0.7%
36	Johnson Controls, Inc.	2,596
40	Lear Corp. (c)	1,138
		3,734
	Automobiles — 0.2%
22	Harley-Davidson, Inc. (c)	1,148
	Beverages — 1.9%
180	Coca-Cola Co. (The)	7,252
104	Coca-Cola Enterprises, Inc. (c)	2,001
15	PepsiCo, Inc.	857
		10,110
	Biotechnology — 1.6%
80	Amgen, Inc. (a)	6,269
22	Charles River Laboratories International, Inc. (a)	915
3	Gilead Sciences, Inc. (a)	179
13	MedImmune, Inc. (a)	466
24	OSI Pharmaceuticals, Inc. (a) (c)	659
		8,488
	Capital Markets — 4.0%
9	Ameritrade Holding Corp. (a) (c)	223
4	Bank of New York Co., Inc. (The)	124
31	E*Trade Financial Corp. (a)	642
58	Goldman Sachs Group, Inc.	7,369
89	Mellon Financial Corp.	3,059
8	Merrill Lynch & Co., Inc.	562

SHARES		SECURITY DESCRIPTION	VALUE
		Capital Markets — Continued
91		Morgan Stanley	$5,186
73		State Street Corp. (c)	4,031
			21,196
		Chemicals — 2.1%
51		Air Products & Chemicals, Inc.	3,031
88		Nalco Holding Co. (a)	1,551
67		Praxair, Inc.	3,570
55		Rohm & Haas Co.	2,663
			10,815
		Commercial Banks — 5.8%
281		Bank of America Corp.	12,964
1		BB&T Corp. (c)	29
—	(h)	Keycorp	10
14		Marshall & Ilsley Corp. (c)	603
63		North Fork Bancorp, Inc.	1,721
5		PNC Financial Services Group, Inc.	315
1		TCF Financial Corp.	22
250		U.S. Bancorp	7,478
111		Wells Fargo & Co.	6,980
5		Zions Bancorp	363
			30,485
		Communications Equipment — 4.6%
349		Cisco Systems, Inc. (a)	5,966
289		Corning, Inc. (a)	5,672
61		Juniper Networks, Inc. (a)	1,369
195		Motorola, Inc.	4,410
135		QUALCOMM, Inc.	5,803
96		Tellabs, Inc. (a)	1,043
			24,263
		Computers & Peripherals — 2.2%
117		Dell, Inc. (a)	3,521
114		EMC Corp. (a)	1,555
58		Hewlett-Packard Co.	1,646
52		International Business Machines Corp.	4,242
19		NCR Corp. (a)	652
			11,616

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 15

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Consumer Finance — 0.6%
5	American Express Co.	$262
11	Capital One Financial Corp.	968
71	MBNA Corp.	1,928
		3,158
	Containers & Packaging — 0.2%
1	Bemis Co.	22
72	Smurfit-Stone Container Corp. (a) (c)	1,022
		1,044
	Diversified Financial Services — 4.0%
15	Ameriprise Financial, Inc.	623
62	CIT Group, Inc.	3,195
353	Citigroup, Inc.	17,145
		20,963
	Diversified Telecommunication Services — 3.0%
256	AT&T, Inc.	6,270
100	Sprint Nextel Corp.	2,324
241	Verizon Communications, Inc.	7,268
		15,862
	Electric Utilities — 2.2%
9	American Electric Power Co., Inc.	319
72	CMS Energy Corp. (a) (c)	1,045
24	Consolidated Edison, Inc. (c)	1,121
41	Edison International	1,797
4	FPL Group, Inc.	154
17	Northeast Utilities	335
38	PG&E Corp. (c)	1,395
33	Pinnacle West Capital Corp.	1,356
45	PPL Corp.	1,329
9	Wisconsin Energy Corp. (c)	332
129	Xcel Energy, Inc. (c)	2,374
		11,557
	Energy Equipment & Services — 1.4%
5	Baker Hughes, Inc.	304
60	Halliburton Co.	3,730
31	Rowan Cos., Inc. (c)	1,115
1	Transocean, Inc. (Cayman Islands) (a)	70

SHARES	SECURITY DESCRIPTION	VALUE
	Energy Equipment & Services — Continued
62	Weatherford International Ltd. (a)	$2,230
		7,449
	Food & Staples Retailing — 1.1%
28	CVS Corp.	737
78	Sysco Corp. (c)	2,407
59	Wal-Mart Stores, Inc.	2,775
		5,919
	Food Products — 0.6%
10	Campbell Soup Co.	310
3	General Mills, Inc.	123
56	Kellogg Co.	2,429
2	Kraft Foods, Inc., Class A (c)	42
		2,904
	Health Care Equipment & Supplies — 2.3%
31	Bausch & Lomb, Inc.	2,078
77	Baxter International, Inc.	2,888
3	Biomet, Inc. (c)	117
80	Boston Scientific Corp. (a)	1,962
10	Cooper Cos., Inc. (The) (c)	508
4	Guidant Corp.	239
12	Medtronic, Inc.	702
46	St. Jude Medical, Inc. (a)	2,289
18	Zimmer Holdings, Inc. (a)	1,241
		12,024
	Health Care Providers & Services — 3.0%
45	Aetna, Inc.	4,234
46	HCA, Inc.	2,313
28	McKesson Corp.	1,419
18	Medco Health Solutions, Inc. (a)	982
18	UnitedHealth Group, Inc.	1,094
75	WellPoint, Inc. (a)	6,008
		16,050
	Hotels, Restaurants & Leisure — 1.6%
53	Carnival Corp. (Panama) (c)	2,834
26	Hilton Hotels Corp.	622
2	International Game Technology	74
5	Marriott International, Inc., Class A	308

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 16

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Hotels, Restaurants & Leisure — Continued
89	McDonald's Corp.	$2,991
11	Starwood Hotels & Resorts Worldwide, Inc.	702
17	Yum! Brands, Inc.	783
		8,314
	Household Durables — 1.0%
14	Centex Corp. (c)	987
2	Fortune Brands, Inc. (c)	117
37	Lennar Corp., Class A (c)	2,276
19	Mohawk Industries, Inc. (a) (c)	1,644
		5,024
	Household Products — 2.2%
34	Kimberly-Clark Corp.	2,034
161	Procter & Gamble Co.	9,313
		11,347
	Independent Power Producers & Energy Traders — 0.2%
21	Duke Energy Corp. (c)	582
63	Dynegy, Inc., Class A (a) (c)	302
		884
	Industrial Conglomerates — 5.5%
15	3M Co.	1,171
604	General Electric Co.	21,177
237	Tyco International Ltd. (Bermuda)	6,831
		29,179
	Insurance — 4.9%
19	Aflac, Inc. (m)	887
58	AMBAC Financial Group, Inc.	4,500
40	American International Group, Inc.	2,695
13	Assurant, Inc.	583
109	Genworth Financial, Inc., Class A	3,773
63	Hartford Financial Services Group, Inc.	5,402
10	Lincoln National Corp.	520
32	MBIA, Inc. (c)	1,925
25	Metlife, Inc.	1,240
8	Protective Life Corp.	333
5	Torchmark Corp.	256

SHARES	SECURITY DESCRIPTION	VALUE
	Insurance — Continued
49	W.R. Berkley Corp.	$2,328
17	XL Capital Ltd. (Cayman Islands), Class A	1,118
		25,560
	Internet & Catalog Retail — 0.8%
100	eBay, Inc. (a)	4,338
	IT Services — 0.6%
50	Affiliated Computer Services, Inc., Class A (a) (c)	2,935
	Leisure Equipment & Products — 0.0%
7	Mattel, Inc.	111
	Machinery — 1.4%
7	AGCO Corp. (a) (c)	123
20	Danaher Corp. (c)	1,093
25	Deere & Co.	1,716
32	Eaton Corp.	2,147
10	Illinois Tool Works, Inc.	845
11	Ingersoll-Rand Co., Ltd. (Bermuda), Class A	436
18	SPX Corp. (c)	828
		7,188
	Media — 4.1%
73	E.W. Scripps Co., Class A	3,525
28	EchoStar Communications Corp., Class A (a)	747
85	Gannett Co., Inc.	5,154
301	News Corp., Class A	4,684
225	Viacom, Inc., Class B (a)	7,319
		21,429
	Metals & Mining — 0.8%
72	Alcoa, Inc. (c)	2,141
45	United States Steel Corp. (c)	2,153
		4,294
	Multi-Utilities — 1.2%
5	AES Corp. (The) (a)	77
21	Constellation Energy Group, Inc.	1,227
62	Dominion Resources, Inc.	4,779

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 17

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Multi-Utilities — Continued
11	SCANA Corp.	$421
		6,504
	Multiline Retail — 1.7%
27	Dollar General Corp.	513
— (h)	Family Dollar Stores, Inc.	8
13	Federated Department Stores, Inc.	849
25	J.C. Penney Co., Inc.	1,401
58	Kohl's Corp. (a)	2,833
65	Target Corp.	3,573
		9,177
	Office Electronics — 0.1%
38	Xerox Corp. (a)	555
	Oil, Gas & Consumable Fuels — 7.6%
32	Anadarko Petroleum Corp.	3,070
15	Apache Corp.	1,021
26	Burlington Resources, Inc.	2,207
89	Chevron Corp.	5,041
59	ConocoPhillips (c)	3,415
9	Devon Energy Corp.	588
32	EOG Resources, Inc.	2,341
284	Exxon Mobil Corp.	15,947
1	Kerr-McGee Corp.	64
1	Marathon Oil Corp.	30
6	Murphy Oil Corp.	302
46	Occidental Petroleum Corp. (c)	3,698
41	Valero Energy Corp.	2,131
		39,855
	Paper & Forest Products — 0.0%
1	Bowater, Inc. (c)	27
7	International Paper Co. (c)	222
		249
	Pharmaceuticals — 6.2%
16	Barr Pharmaceuticals, Inc. (a)	965
109	Eli Lilly & Co. (c)	6,168
7	Forest Laboratories, Inc. (a)	301
114	Johnson & Johnson	6,869
5	Medicis Pharmaceutical Corp., Class A (c)	157

SHARES	SECURITY DESCRIPTION	VALUE
	Pharmaceuticals — Continued
239	Pfizer, Inc.	$5,569
65	Sepracor, Inc. (a) (c)	3,339
14	Watson Pharmaceuticals, Inc. (a) (c)	462
186	Wyeth	8,569
		32,399
	Real Estate — 0.7%
45	Host Marriott Corp. REIT (c)	845
25	Mack-Cali Realty Corp. REIT	1,089
19	Mills Corp. (The) REIT (c)	797
26	Prologis REIT	1,205
		3,936
	Road & Rail — 0.9%
63	CSX Corp. (c)	3,214
36	Norfolk Southern Corp.	1,627
		4,841
	Semiconductors & Semiconductor Equipment — 2.7%
97	Altera Corp. (a) (c)	1,797
44	Analog Devices, Inc. (c)	1,568
19	Broadcom Corp., Class A (a)	877
173	Intel Corp.	4,328
11	Intersil Corp., Class A	269
38	Linear Technology Corp.	1,378
12	Maxim Integrated Products, Inc.	442
23	Microchip Technology, Inc.	733
42	Texas Instruments, Inc.	1,350
62	Xilinx, Inc.	1,555
		14,297
	Software — 3.8%
591	Microsoft Corp.	15,455
381	Oracle Corp. (a)	4,646
		20,101
	Specialty Retail — 2.6%
6	Abercrombie & Fitch Co.	365
19	Foot Locker, Inc.	446
137	Home Depot, Inc.	5,554
85	Lowe's Cos., Inc.	5,639

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 18

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Specialty Retail — Continued
3	Ross Stores, Inc.	$87
78	Staples, Inc.	1,780
		13,871
	Textiles, Apparel & Luxury Goods — 0.8%
22	Coach, Inc. (a)	724
12	Jones Apparel Group, Inc. (c)	353
39	Nike, Inc., Class B	3,385
		4,462
	Thrifts & Mortgage Finance — 1.4%
68	Countrywide Financial Corp.	2,311
6	Fannie Mae	303
28	Freddie Mac	1,823
64	Washington Mutual, Inc. (c)	2,793
		7,230
	Tobacco — 2.3%
162	Altria Group, Inc.	12,120
	Total Common Stocks (Cost $392,932)	524,431
NO. OF WARRANTS
	Warrants — 0.0% (g)
	Communications Equipment — 0.0% (g)
24	Lucent Technologies, Inc., expiring 12/10/07 (a) (Cost $—)	14
	Total Long-Term Investments (Cost $392,932)	524,445
SHARES
	Short-Term Investments — 0.3%
	Investment Company — 0.2%
740	JPMorgan Prime Money Market Fund (b) (m) (Cost $740)	740
PRINCIPAL AMOUNT
	U.S. Treasury Obligations — 0.1%
$630	U.S. Treasury Notes 2.75%, 06/30/06 (k) (Cost $626)	625
	Total Short-Term Investments (Cost $1,366)	1,365

SHARES	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned
	Investments of Cash Collateral for Securities Loaned — 6.1%
	Certificates of Deposit — 0.6%
1,500	Wells Fargo Bank San Francisco 4.30%, 01/27/06	$1,500
1,400	Royal Bank of Canada FRN, 4.30%, 11/13/06	1,400
		2,900
	Commercial Paper — 0.3%
1,787	HSBC Finance Corp. 4.43%, 02/10/06	1,787
	Corporate Notes — 1.8%
1,000	Alliance and Leister plc FRN, 4.33%, 01/30/07	1,000
1,700	American Express Credit Corp. FRN, 4.36%, 06/12/07	1,700
1,000	Bank of America FRN, 4.31%, 11/07/06	1,000
1,202	General Electric Capital Corp. FRN, 4.30%, 05/12/06	1,201
1,000	K2(USA)LLC FRN, 4.35%, 02/15/06	1,000
1,000	Liberty Lighthouse U.S. Capital FRN, 4.34%, 10/24/06	1,000
1,003	Links Finance LLC FRN, 4.29%, 10/06/06	1,003
1,000	Sigma Finance Inc. FRN, 4.37%, 10/24/07	1,000
600	FRN, 4.37%, 10/24/07	600
		9,504
	Repurchase Agreements — 3.4%
3,829	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $3,831 collateralized by U.S. Government Agency Mortgages.	3,829
6,000	Lehman Brothers Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,003 collateralized by U.S. Government Agency Mortgages.	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — continued
	Repurchase Agreements — Continued
2,000	Morgan Stanley, 4.27%, dated 12/30/05, due 01/03/06, repurchase price $2,001 collateralized by U.S. Government Agency Mortgages.	$2,000
6,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,003 collateralized by U.S. Government Agency Mortgages.	6,000
		17,829
	Total Investment of Cash Collateral for Securities Loaned (Cost $32,020)	32,020
	Total Investments — 105.9% (Cost $426,318)	$557,830
	Liabilities in Excess of Other Assets — (5.9)%	(30,876)
	Net Assets — 100.0%	$526,954

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
4	S&P 500 Index	March, 2006	$1,255	$(11)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 20

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — 101.4%
		Common Stock — 67.9%
		Aerospace & Defense — 1.0%
—	(h)	AAR Corp. (a) (m)	$9
1		Armor Holdings, Inc. (a) (m)	25
2		Aviall, Inc. (a) (m)	55
1		BE Aerospace, Inc. (a) (m)	29
18		Boeing Co. (m)	1,271
—	(h)	Ceradyne, Inc. (a) (c) (m)	9
—	(h)	Curtiss-Wright Corp.	16
2		Esterline Technologies Corp. (a)	71
1		Heico Corp. (c)	21
1		Hexcel Corp. (a)	9
1		Kaman Corp., Class A (c)	20
12		Lockheed Martin Corp.	789
5		Moog, Inc., Class A (a)	147
16		Northrop Grumman Corp.	980
1		Orbital Sciences Corp. (a) (c)	8
12		Raytheon Co.	478
—	(h)	Triumph Group, Inc. (a)	8
—	(h)	United Industrial Corp. (c)	8
57		United Technologies Corp. (c)	3,169
			7,122
		Air Freight & Logistics — 0.5%
38		FedEx Corp.	3,908
1		Hub Group, Inc., Class A (a)	21
			3,929
		Airlines — 0.0% (g)
2		Alaska Air Group, Inc. (a) (m)	61
4		Continental Airlines, Inc., Class B (a) (c) (m)	83
4		ExpressJet Holdings, Inc. (a)	35
3		Mesa Air Group, Inc. (a) (c)	26
2		Pinnacle Airlines Corp. (a) (c)	13
2		Skywest, Inc. (c)	64
			282
		Auto Components — 0.5%
1		American Axle & Manufacturing Holdings, Inc. (c) (m)	11
1		ArvinMeritor, Inc. (m)	19
19		Compagnie Generale des Etablissements Michelin, Class B (France)	1,066

SHARES		SECURITY DESCRIPTION	VALUE
		Auto Components — Continued
27		Johnson Controls, Inc.	$1,968
18		Lear Corp. (c)	507
—	(h)	Sauer-Danfoss, Inc.	6
3		Tenneco Automotive, Inc. (a)	61
38		TI Automotive Ltd., Class A (United Kingdom) (a)	—	(h)
			3,638
		Automobiles — 0.4%
8		Bayerische Motoren Werke AG (Germany)	367
1		Fleetwood Enterprises, Inc. (a) (c)	11
8		Harley-Davidson, Inc. (c)	417
128		Mazda Motor Corp. (Japan)	586
1		Thor Industries, Inc.	56
27		Toyota Motor Corp. (Japan)	1,390
—	(h)	Winnebago Industries, Inc. (c)	13
			2,840
		Beverages — 1.2%
158		Coca-Cola Co. (The) (m)	6,368
69		Coca-Cola Enterprises, Inc. (m)	1,332
3		PepsiCo, Inc.	165
69		Scottish & Newcastle plc (United Kingdom)	576
			8,441
		Biotechnology — 1.0%
1		Abgenix, Inc. (a) (m)	13
2		Alexion Pharmaceuticals, Inc. (a) (c) (m)	38
1		Alkermes, Inc. (a) (c) (m)	25
64		Amgen, Inc. (a) (m)	5,017
1		Amylin Pharmaceuticals, Inc. (a) (m)	40
1		Applera Corp. — Celera Genomics Group (a) (m)	9
1		Cell Genesys, Inc. (a) (c) (m)	6
15		Charles River Laboratories International, Inc. (a) (m)	636
2		Cubist Pharmaceuticals, Inc. (a)	39
1		CV Therapeutics, Inc. (a) (c) (m)	12
1		Diversa Corp. (a)	2
2		Encysive Pharmaceuticals, Inc. (a)	19
—	(h)	Exelixis, Inc. (a)	4

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Biotechnology — Continued
2	Genelabs Technologies (a) (c)	$4
3	Gilead Sciences, Inc. (a)	153
1	GTx, Inc. (a) (c)	7
1	ICOS Corp. (a) (c)	14
2	Incyte Corp. (a) (c)	8
1	InterMune, Inc. (a) (c)	23
1	Lifecell Corp. (a)	25
1	Martek Biosciences Corp. (a) (c)	15
2	Medarex, Inc. (a) (c)	24
20	MedImmune, Inc. (a) (c)	714
2	Myogen, Inc. (a)	45
2	Myriad Genetics, Inc. (a) (c)	33
1	Nektar Therapeutics (a)	21
10	OSI Pharmaceuticals, Inc. (a) (c)	292
1	Panacos Pharmaceuticals, Inc. (a)	6
1	Renovis, Inc. (a) (c)	20
1	Seattle Genetics, Inc. (a) (c)	7
1	Telik, Inc. (a) (c)	18
1	United Therapeutics Corp. (a) (c)	41
1	Vertex Pharmaceuticals, Inc. (a)	39
1	Viropharma, Inc. (a)	19
		7,388
	Building Products — 0.0% (g)
1	ElkCorp (c)	19
— (h)	Griffon Corp. (a)	10
3	Jacuzzi Brands, Inc. (a)	21
3	Lennox International, Inc.	87
1	NCI Building Systems, Inc. (a) (c)	43
3	Universal Forest Products, Inc.	151
		331
	Capital Markets — 2.3%
7	Ameritrade Holding Corp. (a) (c) (m)	158
4	Bank of New York Co., Inc. (The) (m)	124
164	Daiwa Securities Group, Inc. (Japan)	1,858
1	E*Trade Financial Corp. (a)	23
32	Goldman Sachs Group, Inc.	4,100
3	Knight Capital Group, Inc. Class A (a)	25
39	Mellon Financial Corp.	1,339
5	Merrill Lynch & Co., Inc.	359
75	Morgan Stanley	4,279

SHARES		SECURITY DESCRIPTION	VALUE
		Capital Markets — Continued
—	(h)	National Financial Partners Corp.	$21
52		State Street Corp.	2,862
3		Technology Investment Capital Corp. (c)	42
14		UBS AG (Switzerland) (Registered)	1,337
1		Waddell & Reed Financial, Inc.	15
			16,542
		Chemicals — 1.8%
61		Air Products & Chemicals, Inc. (m)	3,622
38		Bayer AG (Germany)	1,583
2		FMC Corp. (a)	90
1		Georgia Gulf Corp.	18
—	(h)	H.B. Fuller Co.	10
1		Headwaters, Inc. (a) (c)	21
2		Hercules, Inc. (a)	23
—	(h)	Kronos Worldwide, Inc.	3
164		Mitsui Chemicals, Inc. (Japan)	1,101
40		Nalco Holding Co. (a) (c)	710
1		NewMarket Corp. (a)	15
3		PolyOne Corp. (a)	21
78		Praxair, Inc. (c)	4,111
20		Rohm & Haas Co.	988
5		Solvay S.A., Class A (Belgium)	573
1		Terra Industries, Inc. (a)	6
3		W.R. Grace & Co. (a) (c)	25
1		Wellman, Inc.	8
			12,928
		Commercial Banks — 4.8%
1		Amcore Financial, Inc. (m)	24
—	(h)	Ameris Bancorp (m)	7
—	(h)	Associated Banc-Corp. (m)	4
45		Banca Popolare Italiana (Italy)	400
—	(h)	BancFirst Corp. (m)	8
224		Bangkok Bank PCL, Class F (Thailand)	628
181		Bank of America Corp. (m)	8,349
2		Bank of the Ozarks, Inc. (c) (m)	74
83		Barclays plc (United Kingdom)	875
1		BB&T Corp. (c) (m)	21
18		BNP Paribas (France)	1,425
—	(h)	Capital Corp. of the West (m)	6
—	(h)	Capitol Bancorp Ltd. (m)	15

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 22

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Commercial Banks — Continued
—	(h)	Cardinal Financial Corp. (m)	$3
—	(h)	Center Financial Corp. (m)	5
1		Central Pacific Financial Corp. (m)	32
—	(h)	Chemical Financial Corp. (m)	10
2,441		China Construction Bank, Class H (China) (a) (e)	850
1		City Holding Co. (m)	18
1		Columbia Banking System, Inc. (m)	23
2		Community Bank System, Inc. (m)	38
—	(h)	Community Trust Bancorp, Inc. (m)	13
13		Compass Bancshares, Inc. (m)	604
14		Elpida Memory, Inc. (Japan) (a)	425
—	(h)	Enterprise Financial Services Corp. (a)	2
2		EuroBancshares, Inc. (a)	28
2		First Bancorp	30
1		First Republic Bank	20
1		First State Bancorp, Inc.	35
—	(h)	FNB Corp.	3
—	(h)	Glacier Bancorp, Inc. (c)	13
1		Gold Banc Corp., Inc.	25
1		Greater Bay Bancorp (c)	20
1		Hanmi Financial Corp.	21
62		HSBC Holdings plc (United Kingdom)	992
2		Iberiabank Corp.	83
1		Independent Bank Corp.	34
2		Irwin Financial Corp.	45
1		Keycorp	16
8		Kookmin Bank (South Korea) ADR (a)	589
—	(h)	Macatawa Bank Corp.	4
12		Marshall & Ilsley Corp. (c)	534
—	(h)	MB Financial, Inc.	11
1		Mercantile Bank Corp.	20
—	(h)	Mitsubishi Tokyo UFJ Financial Group, Inc. (Japan)	2,274
1		Nara Bancorp, Inc.	9
60		North Fork Bancorp, Inc.	1,642
1		Oriental Financial Group	12
1		Pacific Capital Bancorp (c)	25
—	(h)	Peoples Bancorp, Inc.	9
2		PNC Financial Services Group, Inc.	130
—	(h)	Premierwest Bancorp	1
2		PrivateBancorp, Inc. (c)	71

SHARES		SECURITY DESCRIPTION	VALUE
		Commercial Banks — Continued
1		Republic Bancorp, Inc. (c)	$17
—	(h)	Republic Bancorp, Inc., Class A	4
73		Royal Bank of Scotland Group plc (United Kingdom)	2,209
—	(h)	Santander Bancorp (c)	3
—	(h)	Sierra Bancorp (c)	2
—	(h)	Simmons First National Corp., Class A	8
—	(h)	Southwest Bancorp, Inc.	2
—	(h)	Sterling Bancorp	7
3		Sterling Bancshares, Inc.	46
3		Summit Bancshares, Inc.	54
—	(h)	Sun Bancorp, Inc. (a)	4
—	(h)	Taylor Capital Group, Inc.	4
—	(h)	TD Banknorth, Inc.	9
—	(h)	TriCo Bancshares	7
170		U.S. Bancorp	5,069
—	(h)	Umpqua Holdings Corp. (c)	9
218		UniCredito Italiano S.p.A. (Italy)	1,502
81		Wells Fargo & Co.	5,070
1		West Coast Bancorp	32
1		Westamerica Bancorp	69
—	(h)	Western Sierra Bancorp (a)	4
1		Wilshire Bancorp, Inc.	21
—	(h)	Wintrust Financial Corp.	22
2		Zions Bancorp	121
			34,850
		Commercial Services & Supplies — 0.1%
3		Angelica Corp. (m)	41
—	(h)	Banta Corp. (m)	15
—	(h)	Clean Harbors, Inc. (a) (m)	3
—	(h)	Coinstar, Inc. (a) (m)	7
1		Corinthian Colleges, Inc. (a) (m)	14
—	(h)	CRA International, Inc. (a) (m)	5
—	(h)	DiamondCluster International, Inc. (a)	3
1		Duratek, Inc. (a)	12
—	(h)	Escala Group, Inc. (a) (c)	8
1		Geo Group, Inc. (The) (a)	18
—	(h)	Gevity HR, Inc.	5
1		Heidrick & Struggles International, Inc. (a)	29
1		Hudson Highland Group, Inc. (a)	12
7		IKON Office Solutions, Inc.	68

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Commercial Services & Supplies — Continued
1		Interpool, Inc.	$15
1		John H. Harland Co.	30
1		Kforce, Inc. (a)	6
—	(h)	Korn/Ferry International (a) (c)	8
2		Labor Ready, Inc. (a) (c)	42
1		Navigant Consulting, Inc. (a)	26
—	(h)	Pre-Paid Legal Services, Inc. (c)	15
1		SOURCECORP, Inc. (a)	14
1		Spherion Corp. (a)	10
3		TeleTech Holdings, Inc. (a) (c)	35
—	(h)	Tetra Tech, Inc. (a)	6
1		United Rentals, Inc. (a) (c)	21
1		United Stationers, Inc. (a)	29
—	(h)	Vertrue, Inc. (a)	4
—	(h)	Waste Connections, Inc. (a)	14
			515
		Communications Equipment — 2.6%
3		3Com Corp. (a)	12
38		Alcatel S.A. (France) (a)	471
1		Ariba, Inc. (a) (m)	5
2		Arris Group, Inc. (a) (m)	23
1		Audiovox Corp. (a) (m)	7
1		Avocent Corp. (a) (m)	27
—	(h)	Bel Fuse, Inc., Class B (c) (m)	10
1		Black Box Corp. (m)	33
1		C-COR, Inc. (a) (m)	3
6		CIENA Corp. (a) (m)	18
147		Cisco Systems, Inc. (a) (m)	2,520
1		CommScope, Inc. (a) (c) (m)	24
—	(h)	Comtech Telecommunications Corp. (a) (m)	14
190		Corning, Inc. (a) (m)	3,737
1		Ditech Communications Corp. (a)	4
1		Echelon Corp. (a) (c)	4
2		Extreme Networks, Inc. (a)	9
1		Finisar Corp. (a) (c)	2
1		Foundry Networks, Inc. (a)	18
1		Glenayre Technologies, Inc. (a)	5
1		Harmonic, Inc. (a)	4
2		Inter-Tel, Inc.	47
1		Interdigital Communications Corp. (a)	9
48		Juniper Networks, Inc. (a)	1,060

SHARES		SECURITY DESCRIPTION	VALUE
		Communications Equipment — Continued
128		Motorola, Inc.	$2,887
2		MRV Communications, Inc. (a) (c)	3
1		Netgear, Inc. (a) (c)	15
74		Nokia OYJ (Finland)	1,357
31		Nokia OYJ (Finland) ADR	573
2		Plantronics, Inc.	57
1		Polycom, Inc. (a)	8
3		Powerwave Technologies, Inc. (a) (c)	33
101		Qualcomm, Inc.	4,342
1		Redback Networks, Inc. (a)	8
1		SafeNet, Inc. (a) (c)	26
1		Sonus Networks, Inc. (a)	3
1		Spirent plc (United Kingdom) (a)	—	(h)
3		Symmetricom, Inc. (a) (c)	25
1		Tekelec (a)	14
139		Tellabs, Inc. (a)	1,510
—	(h)	Terayon Communication Systems, Inc. (a)	1
2		Utstarcom, Inc. (a) (c)	12
1		Westell Technologies, Inc., Class A (a)	6
			18,946
		Computers & Peripherals — 1.6%
2		Adaptec, Inc. (a) (m)	10
1		Advanced Digital Information Corp. (a) (m)	8
9		Apple Computer, Inc. (a) (m)	611
5		Brocade Communications Systems, Inc. (a) (m)	21
85		Dell, Inc. (a)	2,561
1		Dot Hill Systems Corp. (a)	5
—	(h)	Electronics for Imaging, Inc. (a)	9
105		EMC Corp. (a)	1,429
2		Gateway, Inc. (a) (c)	4
83		Hewlett-Packard Co.	2,371
1		Hutchinson Technology, Inc. (a) (c)	34
1		Hypercom Corp. (a)	6
1		Imation Corp.	46
1		Intergraph Corp. (a)	40
45		International Business Machines Corp.	3,706
1		Komag, Inc. (a) (c)	42
4		Maxtor Corp. (a)	28
1		McData Corp., Class A (a)	2
9		NCR Corp. (a)	309

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 24

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Computers & Peripherals — Continued
—	(h)	Palm, Inc. (a) (c)	$13
3		Quantum Corp. (a) (c)	8
—	(h)	Stratasys, Inc. (a) (c)	2
—	(h)	Synaptics, Inc. (a) (c)	10
—	(h)	UNOVA, Inc. (a)	13
			11,288
		Construction & Engineering — 0.0% (g)
1		Mastec, Inc. (a)	5
1		Quanta Services, Inc. (a)	9
—	(h)	URS Corp. (a)	11
1		Washington Group International, Inc.	32
			57
		Construction Materials — 0.1%
—	(h)	Ameron International Corp. (m)	18
29		CRH plc (Ireland)	861
—	(h)	Eagle Materials, Inc. (c)	49
			928
		Consumer Finance — 0.7%
—	(h)	ACE Cash Express, Inc. (a) (c) (m)	9
1		Advanta Corp., Class B (c) (m)	19
8		Aiful Corp. (Japan)	635
5		American Express Co. (m)	247
—	(h)	Asta Funding, Inc. (c) (m)	11
6		Capital One Financial Corp. (m)	484
4		Cash America International, Inc. (m)	100
1		CompuCredit Corp. (a) (m)	46
—	(h)	First Cash Financial Services, Inc. (a)	9
121		MBNA Corp.	3,293
—	(h)	United PanAm Financial Corp. (a)	8
1		World Acceptance Corp. (a)	29
			4,890
		Containers & Packaging — 0.1%
—	(h)	Greif, Inc., Class A	26
1		Silgan Holdings, Inc.	40
23		Smurfit-Stone Container Corp. (a) (c)	322
4		Temple-Inland, Inc. (c)	184
			572

SHARES		SECURITY DESCRIPTION	VALUE
		Distributors — 0.0% (g)
1		WESCO International, Inc. (a)	$26
		Diversified Financial Services — 2.9%
5		Ameriprise Financial, Inc. (m)	213
43		CIT Group, Inc. (m)	2,246
286		Citigroup, Inc. (m)	13,870
—	(h)	Encore Capital Group, Inc. (a) (c)	2
—	(h)	eSpeed, Inc., Class A (a)	2
2		GATX Corp.	69
44		ING Groep N.V. (Netherlands)	1,531
39		Lazard Ltd., Class A (Bermuda)	1,244
1		Nasdaq Stock Market, Inc. (The) (a) (c)	39
169		Swire Pacific Ltd., Class A (Hong Kong)	1,515
			20,731
		Diversified Telecommunication Services — 2.2%
167		AT&T, Inc. (c) (m)	4,085
1		Broadwing Corp. (a) (c) (m)	7
11		Cincinnati Bell, Inc. (a) (m)	37
1		CT Communications, Inc. (m)	16
1		Golden Telecom, Inc. (Russia)	16
8		Level 3 Communications, Inc. (a) (c)	23
73		Portugal Telecom SGPS S.A. (Portugal)	742
10		Premiere Global Services, Inc. (a)	81
99		Royal KPN N.V. (Netherlands)	994
457		Singapore Telecommunications Ltd. (Singapore)	716
100		Sprint Nextel Corp.	2,326
1		Talk America Holdings, Inc. (a)	5
225		Telecom Italia S.p.A. (Italy) (RNC)	559
58		Telenor ASA (Norway)	573
3		Time Warner Telecom, Inc., Class A (a)	29
176		Verizon Communications, Inc.	5,309
			15,518
		Electric Utilities — 1.5%
—	(h)	Black Hills Corp. (m)	14
36		CMS Energy Corp. (a) (c) (m)	515
23		Consolidated Edison, Inc. (c) (m)	1,065
15		E.On AG (Germany)	1,521
14		Edison International	610
3		El Paso Electric Co. (a)	53

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Electric Utilities — Continued
1		FirstEnergy Corp. (c)	$68
3		FPL Group, Inc.	116
—	(h)	Idacorp, Inc.	12
—	(h)	MGE Energy, Inc.	3
64		National Grid plc (United Kingdom)	630
53		Northeast Utilities (c)	1,034
17		PG&E Corp. (c)	620
30		Pinnacle West Capital Corp. (c)	1,245
25		PPL Corp.	735
—	(h)	UIL Holdings Corp.	5
2		Unisource Energy Corp.	47
137		Xcel Energy, Inc. (c)	2,522
			10,815
		Electrical Equipment — 0.1%
—	(h)	Encore Wire Corp. (a)	6
1		Evergreen Solar, Inc. (a) (c)	11
1		General Cable Corp. (a)	25
1		Power-One, Inc. (a)	3
8		Schneider Electric S.A. (France)	717
1		Valence Technology, Inc. (a) (c)	1
			763
		Electronic Equipment & Instruments — 0.1%
1		Aeroflex, Inc. (a) (m)	13
2		Agilysis, Inc. (m)	40
2		Anixter International, Inc. (m)	78
1		Bell Microproducts, Inc. (a) (c) (m)	10
1		Benchmark Electronics, Inc. (a) (m)	34
1		Brightpoint, Inc. (a) (c) (m)	17
1		Checkpoint Systems, Inc. (a) (m)	15
1		CTS Corp. (m)	11
—	(h)	Electro Scientific Industries, Inc. (a)	7
—	(h)	Faro Technologies, Inc. (a) (c)	2
2		Global Imaging Systems, Inc (a) (c)	66
10		Hon Hai Precision Industry Co., Ltd., GDR (e)	106
1		Itron, Inc. (a)	32
1		Lexar Media, Inc. (a) (c)	4
8		LG.Philips LCD Co. Ltd. (South Korea) (a)	164
—	(h)	MTS Systems Corp.	10
1		Radisys Corp. (a) (c)	10

SHARES		SECURITY DESCRIPTION	VALUE
		Electronic Equipment & Instruments — Continued
—	(h)	Rofin-Sinar Technologies, Inc. (a)	$9
1		Sypris Solutions, Inc.	10
2		TTM Technologies, Inc. (a) (c)	23
			661
		Energy Equipment & Services — 0.8%
5		Baker Hughes, Inc. (m)	274
4		Grey Wolf, Inc. (a)	34
—	(h)	Gulf Island Fabrication, Inc.	10
34		Halliburton Co. (c)	2,113
1		Hanover Compressor Co. (a)	18
—	(h)	Hydril (a)	25
3		Key Energy Services, Inc. (a)	43
1		Lone Star Technologies, Inc. (a)	46
—	(h)	Lufkin Industries, Inc.	10
1		NS Group, Inc. (a)	21
1		Oceaneering International, Inc. (a)	65
1		Offshore Logistics, Inc. (a)	18
1		Oil States International, Inc. (a) (c)	22
3		Parker Drilling Co. (a)	32
20		Rowan Cos., Inc.	695
2		Schlumberger Ltd. (Netherlands)	223
3		Todco, Class A (Neth. Antilles) (a)	122
1		Veritas DGC, Inc. (a)	32
48		Weatherford International Ltd. (Bermuda) (a)	1,738
			5,541
		Food & Staples Retailing — 0.9%
22		CVS Corp. (m)	579
1		Great Atlantic & Pacific Tea Co., Inc. (a) (c)	22
—	(h)	Nash Finch Co. (c)	8
1		Pantry, Inc. (The) (a)	56
1		Pathmark Stores, Inc. (a)	10
65		Sysco Corp.	2,010
261		Tesco plc (United Kingdom)	1,487
41		Wal-Mart Stores, Inc.	1,923
			6,095

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 26

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Food Products — 0.7%
111		Cadbury Schweppes plc (United Kingdom)	$1,047
5		Campbell Soup Co. (m)	140
2		Chiquita Brands International, Inc. (m)	44
2		Corn Products International, Inc. (m)	38
—	(h)	Flowers Foods, Inc.	8
1		General Mills, Inc.	54
—	(h)	J & J Snack Foods Corp.	18
50		Kellogg Co.	2,178
16		Koninklijke Wessanen N.V. (Netherlands)	236
3		Kraft Foods, Inc., Class A (c)	73
9		Orkla ASA (Norway)	375
13		Royal Numico N.V. (Netherlands) (a)	558
2		Sanderson Farms, Inc.	49
15		Yakult Honsha Co., Ltd. (Japan)	314
			5,132
		Gas Utilities — 0.0% (g)
1		New Jersey Resources Corp.	38
1		Nicor, Inc.	39
1		Northwest Natural Gas Co. (c)	21
1		South Jersey Industries, Inc.	17
2		Southwest Gas Corp.	40
1		WGL Holdings, Inc.	27
			182
		Health Care Equipment & Supplies — 1.4%
1		Align Technology, Inc. (a) (c) (m)	7
—	(h)	Analogic Corp.	5
1		Animas Corp. (a) (c) (m)	14
—	(h)	Arrow International, Inc. (m)	12
1		Arthrocare Corp. (a) (c) (m)	34
19		Bausch & Lomb, Inc. (m)	1,266
49		Baxter International, Inc. (m)	1,852
—	(h)	Bio-Rad Laboratories, Inc., Class A (a) (m)	7
2		Biomet, Inc. (c) (m)	58
—	(h)	Biosite, Inc. (a) (c) (m)	22
51		Boston Scientific Corp. (a) (m)	1,237
1		Conmed Corp. (a) (m)	31
4		Cooper Cos., Inc. (The) (c) (m)	226

SHARES		SECURITY DESCRIPTION	VALUE
		Health Care Equipment & Supplies — Continued
1		Diagnostic Products Corp.	$29
4		Encore Medical Corp. (a) (c)	18
—	(h)	EPIX Pharmaceuticals, Inc. (a)	2
3		Guidant Corp.	181
—	(h)	Immucor, Inc. (a)	8
1		Integra LifeSciences Holdings Corp. (a)	21
—	(h)	Intuitive Surgical, Inc. (a)	12
1		Inverness Medical Innovations, Inc. (a) (c)	17
—	(h)	Kyphon, Inc. (a)	18
30		Medtronic, Inc.	1,744
1		Mentor Corp. (c)	41
1		Neurometrix, Inc. (a) (c)	35
—	(h)	Palomar Medical Technologies, Inc. (a)	11
1		PolyMedica Corp. (c)	30
30		St. Jude Medical, Inc. (a)	1,511
3		Steris Corp.	63
1		SurModics, Inc. (a) (c)	37
7		Synthes, Inc. (Switzerland)	833
5		Zimmer Holdings, Inc. (a)	351
			9,733
		Health Care Providers & Services — 1.8%
40		Aetna, Inc. (m)	3,777
1		Alderwoods Group, Inc. (a) (m)	14
3		Alliance Imaging, Inc. (a) (m)	18
—	(h)	America Service Group, Inc. (a) (m)	5
2		Andrx Corp. (a) (m)	28
1		Apria Healthcare Group, Inc. (a) (m)	24
2		Centene Corp. (a) (c) (m)	42
—	(h)	Cigna Corp. (m)	22
1		Computer Programs & Systems, Inc. (m)	55
—	(h)	Dendrite International, Inc. (a)	3
—	(h)	Genesis HealthCare Corp. (a) (c)	15
23		HCA, Inc.	1,141
61		iSOFT Group plc (United Kingdom)	409
2		Kindred Healthcare, Inc. (a) (c)	39
1		LCA Vision, Inc. (c)	43
22		McKesson Corp.	1,140
23		Medco Health Solutions, Inc. (a)	1,306
2		Owens & Minor, Inc.	52
1		Pediatrix Medical Group, Inc. (a)	93

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Health Care Providers & Services — Continued
2		Per-Se Technologies, Inc. (a) (c)	$54
3		PSS World Medical, Inc. (a) (c)	45
1		Res-Care, Inc. (a)	17
1		Symbion, Inc. (a)	18
2		Trizetto Group (a)	27
2		United Surgical Partners International, Inc. (a) (c)	65
3		UnitedHealth Group, Inc.	155
2		Ventiv Health, Inc. (a)	38
56		WellPoint, Inc. (a)	4,475
			13,120
		Hotels, Restaurants & Leisure — 1.2%
2		Ameristar Casinos, Inc. (m)	43
36		Carnival Corp. (Panama) (m)	1,928
2		CKE Restaurants, Inc. (c) (m)	32
1		Domino's Pizza, Inc.	32
32		Hilton Hotels Corp.	769
54		Intercontinental Hotels Group plc (United Kingdom)	777
2		International Game Technology	52
1		Jack in the Box, Inc. (a)	25
3		Landry's Restaurants, Inc. (c)	79
4		Marriott International, Inc., Class A	281
64		McDonald's Corp.	2,168
1		Multimedia Games, Inc. (a) (c)	9
—	(h)	O'Charley's, Inc. (a)	6
21		OPAP S.A. (Greece)	721
—	(h)	Rare Hospitality International, Inc. (a)	12
2		Ruby Tuesday, Inc. (c)	57
1		Ryan's Restaurant Group, Inc. (a)	6
14		Starwood Hotels & Resorts Worldwide, Inc.	888
9		Yum! Brands, Inc. (c)	413
			8,298
		Household Durables — 0.8%
3		Centex Corp. (m)	200
—	(h)	CSS Industries, Inc. (m)	—	(h)
1		Fortune Brands, Inc.	47
1		Jarden Corp. (a) (c)	24

SHARES		SECURITY DESCRIPTION	VALUE
		Household Durables — Continued
45		Koninklijke Philips Electronics N.V. (Netherlands)	$1,400
28		Lennar Corp., Class A (c)	1,705
1		Levitt Corp., Class A	23
13		Mohawk Industries, Inc. (a) (c)	1,144
19		Sony Corp. (Japan)	784
1		Stanley Furniture Co., Inc.	19
3		Technical Olympic USA, Inc. (c)	55
3		Tupperware Corp.	60
1		WCI Communities, Inc. (a) (c)	35
			5,496
		Household Products — 1.1%
15		Kimberly-Clark Corp.	877
119		Procter & Gamble Co.	6,867
			7,744
		Independent Power Producers & Energy Traders — 0.0% (g)
10		Duke Energy Corp. (c)	261
14		Dynegy, Inc., Class A (a) (c)	66
			327
		Industrial Conglomerates — 3.4%
15		3M Co.	1,178
482		General Electric Co.	16,886
216		Tyco International Ltd. (Bermuda)	6,233
1		Walter Industries, Inc. (c)	68
			24,365
		Industrials — 0.1%
51		Hon Hai Precision Industry Co., Ltd., Regulation S, GDR (Taiwan)	562
		Insurance — 3.1%
17		Aflac, Inc. (c) (m)	794
72		AMBAC Financial Group, Inc. (m)	5,546
18		American International Group, Inc. (m)	1,215
—	(h)	American Physicians Capital, Inc. (a) (m)	14
1		Argonaut Group, Inc. (a) (m)	28
12		Assurant, Inc. (m)	518
45		AXA S.A. (France)	1,462

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 28

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Insurance — Continued
3		Delphi Financial Group, Inc.	$138
1		Direct General Corp. (c)	12
91		Genworth Financial, Inc., Class A	3,136
43		Hartford Financial Services Group, Inc.	3,685
1		LandAmerica Financial Group, Inc. (c)	37
6		Lincoln National Corp. (c)	318
31		Marsh & McLennan Cos., Inc.	972
14		MBIA, Inc. (c)	860
4		Metlife, Inc.	196
—	(h)	Midland Co. (The)	14
5		PMA Capital Corp., Class A (a)	48
1		Protective Life Corp.	39
25		RenaissanceRe Holdings Ltd. (Bermuda)	1,107
—	(h)	Safety Insurance Group, Inc.	16
1		Selective Insurance Group	37
1		Stewart Information Services Corp.	29
3		Torchmark Corp.	167
—	(h)	United Fire & Casualty Co. (c)	12
22		W.R. Berkley Corp. (m)	1,062
3		XL Capital Ltd. (Cayman Islands), Class A (c)	229
3		Zenith National Insurance Corp.	118
3		Zurich Financial Services AG (Switzerland) (a)	714
			22,523
		Internet & Catalog Retail — 0.5%
85		eBay, Inc. (a)	3,661
—	(h)	GSI Commerce, Inc. (a) (c)	6
1		Insight Enterprises, Inc. (a)	16
1		Netflix, Inc. (a) (c)	19
—	(h)	Nutri/System, Inc. (a) (c)	7
			3,709
		Internet Software & Services — 0.1%
1		AsiaInfo Holdings, Inc. (China) (a) (m)	6
—	(h)	Blue Coat Systems, Inc. (a) (m)	18
—	(h)	Click Commerce, Inc. (a) (c) (m)	4
8		CMGI, Inc. (a) (m)	12
3		CNET Networks, Inc. (a) (m)	46
—	(h)	Digital Insight Corp. (a)	10
1		Digital River, Inc. (a) (c)	18

SHARES		SECURITY DESCRIPTION	VALUE
		Internet Software & Services — Continued
2		Digitas, Inc. (a)	$30
4		EarthLink, Inc. (a)	49
—	(h)	Equinix, Inc. (a) (c)	16
1		Infospace, Inc. (a)	26
1		Internet Security Systems (a)	19
1		Interwoven, Inc. (a)	4
1		Ipass, Inc. (a)	8
1		j2 Global Communications, Inc. (a) (c)	26
1		Openwave Systems, Inc. (a) (c)	14
1		RealNetworks, Inc. (a)	7
1		SupportSoft, Inc. (a)	6
2		United Online, Inc.	21
1		ValueClick, Inc. (a) (c)	25
1		WebEx Communications, Inc. (a)	19
1		webMethods, Inc. (a)	8
—	(h)	Websense, Inc. (a)	26
			418
		IT Services — 0.5%
3		Acxiom Corp. (m)	58
35		Affiliated Computer Services, Inc., Class A (a) (c) (m)	2,059
10		BearingPoint, Inc. (a) (m)	78
3		Ciber, Inc. (a) (m)	17
1		Covansys Corp. (a)	7
1		CSG Systems International, Inc. (a) (m)	18
1		Euronet Worldwide, Inc. (a) (c)	22
1		Gartner, Inc., Class A (a) (c)	12
7		Infosys Technologies Ltd. (India) ADR	558
1		Lionbridge Technologies (a)	4
1		Mantech International Corp., Class A (Germany) (a)	28
2		Perot Systems Corp., Class A (a)	28
1		Startek, Inc.	11
2		Sykes Enterprises, Inc. (a)	20
17		Tietoenator OYJ (Finland)	611
1		Tyler Technologies, Inc. (a) (c)	5
			3,536
		Leisure Equipment & Products — 0.0% (g)
1		JAKKS Pacific, Inc. (a) (c)	23
1		K2, Inc. (a) (c)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Leisure Equipment & Products — Continued
1		MarineMax, Inc. (a)	$25
1		Mattel, Inc.	18
1		RC2 Corp. (a)	43
1		Steinway Musical Instruments, Inc. (a)	15
			137
		Machinery — 1.1%
6		AGCO Corp. (a) (c) (m)	91
1		Astec Industries, Inc. (a) (m)	30
48		Atlas Copco AB (Sweden)	1,075
1		Barnes Group, Inc. (m)	33
1		Briggs & Stratton Corp. (c) (m)	39
1		Cascade Corp. (m)	28
2		Crane Co.	53
5		Danaher Corp.	268
14		Deere & Co.	960
39		Eaton Corp.	2,607
—	(h)	ESCO Technologies, Inc. (a)	18
1		Flowserve Corp. (a)	52
—	(h)	Greenbrier Cos., Inc.	11
2		Illinois Tool Works, Inc.	185
6		Ingersoll-Rand Co., Ltd., Class A (Bermuda)	258
—	(h)	Intevac, Inc. (a)	4
1		JLG Industries, Inc. (c)	46
71		Kubota Corp. (Japan)	600
1		Lincoln Electric Holdings, Inc.	40
1		Manitowoc Co., Inc. (c)	50
28		Metso OYJ (Finland)	755
—	(h)	Middleby Corp. (a) (c)	17
1		NACCO Industries, Inc., Class A	59
1		Reliance Steel & Aluminum Co. (c)	39
5		SPX Corp. (c)	215
—	(h)	Sun Hydraulics, Inc.	4
—	(h)	Tecumseh Products Co., Class A	5
—	(h)	Valmont Industries, Inc.	13
1		Wabash National Corp. (c)	15
1		Watts Water Technologies, Inc., Class A	21
			7,591

SHARES		SECURITY DESCRIPTION	VALUE
		Marine — 0.1%
32		Bergesen Worldwide Gas ASA (Norway) (a)	$426
—	(h)	Kirby Corp. (a)	16
			442
		Media — 2.3%
—	(h)	Advo, Inc. (m)	11
1		Arbitron, Inc. (m)	23
1		Catalina Marketing Corp. (c) (m)	15
13		Charter Communications, Inc., Class A (a) (c) (m)	16
46		E.W. Scripps Co., Class A	2,229
16		EchoStar Communications Corp., Class A (a)	432
54		Gannett Co., Inc.	3,250
1		Gray Television, Inc.	9
4		Lodgenet Entertainment Corp. (a)	49
1		Media General, Inc., Class A	30
5		Mediacom Communications Corp., Class A (a)	25
39		News Corp. (CDI)	607
241		News Corp., Class A	3,753
1		Playboy Enterprises, Inc., Class B (a)	17
1		ProQuest Co. (a) (c)	28
4		Radio One, Inc., Class D (a) (c)	43
—	(h)	Saga Communications, Inc., Class A (a)	3
1		Scholastic Corp. (a)	26
1		Sinclair Broadcast Group, Inc., Class A	11
4		Time Warner, Inc.	65
1		Valassis Communications, Inc. (a)	17
187		Viacom, Inc., Class B (a)	6,097
1		Walt Disney Co.	24
1		World Wrestling Entertainment, Inc.	21
			16,801
		Metals & Mining — 0.4%
36		Alcoa, Inc. (c) (m)	1,059
—	(h)	Chaparral Steel Co. (a) (m)	12
22		Cia Vale do Rio Doce (Brazil) ADR	786
—	(h)	Cleveland-Cliffs, Inc. (c) (m)	35
4		Commercial Metals Co. (m)	135
—	(h)	Metal Management, Inc.	7

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 30

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Metals & Mining — Continued
— (h)	NN, Inc.	$3
1	Oregon Steel Mills, Inc. (a) (c)	15
2	Quanex Corp.	95
1	Ryerson Tull, Inc. (c)	34
1	Steel Dynamics, Inc.	43
19	United States Steel Corp. (c)	889
		3,113
	Multi-Utilities — 1.0%
1	Avista Corp. (m)	20
5	Constellation Energy Group, Inc. (m)	305
52	Dominion Resources, Inc.	4,045
266	International Power plc. (United Kingdom) (a)	1,098
1	NorthWestern Corp.	25
23	SCANA Corp.	894
4	Sierra Pacific Resources (a)	54
32	Suez S.A. (France)	992
		7,433
	Multiline Retail — 1.0%
4	Dollar General Corp. (c)	71
2	Family Dollar Stores, Inc. (c)	42
2	Federated Department Stores, Inc.	99
13	J.C. Penney Co., Inc.	701
73	Kohl's Corp. (a)	3,546
51	Target Corp.	2,787
		7,246
	Office Electronics — 0.2%
99	Konica Minolta Holdings, Inc. (Japan)	1,006
9	Xerox Corp. (a)	126
		1,132
	Oil, Gas & Consumable Fuels — 5.2%
19	Anadarko Petroleum Corp. (m)	1,810
24	Apache Corp. (m)	1,662
1	ATP Oil & Gas Corp. (a) (c) (m)	22
110	BG Group plc (United Kingdom)	1,091
94	BP plc (United Kingdom)	1,008
13	Burlington Resources, Inc. (m)	1,086
1	Callon Petroleum Co. (a) (m)	9

SHARES		SECURITY DESCRIPTION	VALUE
		Oil, Gas & Consumable Fuels — Continued
61		Chevron Corp. (m)	$3,470
1		Cimarex Energy Co. (a) (m)	35
—	(h)	Clayton Williams Energy, Inc. (a)	12
—	(h)	Comstock Resources, Inc. (a) (m)	12
49		ConocoPhillips (m)	2,879
5		Devon Energy Corp.	281
1		Energy Partners Ltd. (a)	20
26		EOG Resources, Inc.	1,878
220		Exxon Mobil Corp.	12,329
1		Frontier Oil Corp.	30
—	(h)	Giant Industries, Inc. (a)	21
1		Gulfmark Offshore, Inc. (a)	15
—	(h)	Holly Corp.	24
3		Houston Exploration Co. (a)	174
1		KCS Energy, Inc. (a)	17
—	(h)	Kerr-McGee Corp.	18
1		Murphy Oil Corp. (c)	65
34		Occidental Petroleum Corp.	2,732
—	(h)	Penn Virginia Corp.	17
13		Petroleo Brasileiro S.A. (Brazil) ADR	823
—	(h)	Remington Oil & Gas Corp. (a)	15
1		St. Mary Land & Exploration Co.	40
27		Statoil ASA (Norway)	624
1		Stone Energy Corp. (a) (c)	37
1		Swift Energy Co. (a)	32
11		Total S.A. (France)	2,814
44		Valero Energy Corp.	2,265
—	(h)	World Fuel Services Corp.	10
			37,377
		Paper & Forest Products — 0.0% (g)
4		International Paper Co.	121
		Personal Products — 0.0% (g)
—	(h)	Parlux Fragrances, Inc. (a) (c)	6
2		Playtex Products, Inc. (a)	21
			27
		Pharmaceuticals — 4.0%
4		Adolor Corp. (a) (c) (m)	57
1		Alpharma, Inc., Class A (m)	20
2		AtheroGenics, Inc. (a) (c) (m)	46

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Pharmaceuticals — Continued
13		AVANIR Pharmaceuticals, Class A (a) (c) (m)	$44
16		Barr Pharmaceuticals, Inc. (a) (c) (m)	1,003
—	(h)	Bentley Pharmaceuticals, Inc. (a) (c) (m)	7
5		Cypress Bioscience, Inc. (a)	30
1		Durect Corp. (a)	7
73		Eli Lilly & Co.	4,137
5		Forest Laboratories, Inc. (a) (c)	187
60		GlaxoSmithKline plc (United Kingdom)	1,525
88		Johnson & Johnson	5,318
4		Medicis Pharmaceutical Corp., Class A (c)	115
27		Merck & Co., Inc.	862
—	(h)	Par Pharmaceutical Cos, Inc. (a) (c)	6
184		Pfizer, Inc.	4,283
15		Roche Holding AG (Switzerland)	2,266
—	(h)	Salix Pharmaceuticals Ltd. (a)	5
46		Sepracor, Inc. (a) (c)	2,381
1		Theravance, Inc. (a)	29
3		Watson Pharmaceuticals, Inc. (a)	91
134		Wyeth	6,164
			28,583
		Real Estate — 0.6%
3		American Home Mortgage Investment Corp. REIT (c) (m)	84
2		Anthracite Capital, Inc. REIT (m)	24
2		Ashford Hospitality Trust, Inc. REIT (m)	18
1		Bluegreen Corp. (a) (c) (m)	9
—	(h)	Boykin Lodging Co. REIT (a) (m)	5
1		Brandywine Realty Trust REIT (m)	14
1		Entertainment Properties Trust REIT	37
2		Equity Inns, Inc. REIT	28
1		FelCor Lodging Trust, Inc. REIT	24
1		First Potomac Realty Trust REIT (m)	16
1		Glimcher Realty Trust REIT	22
76		Henderson Land Development Co., Ltd. (Hong Kong) ADR	357
58		Host Marriott Corp. REIT (c)	1,101
1		Impac Mortgage Holdings, Inc. REIT (c)	9
4		Innkeepers USA Trust REIT	69
1		Jones Lang LaSalle, Inc.	35

SHARES		SECURITY DESCRIPTION	VALUE
		Real Estate — Continued
3		Kilroy Realty Corp. REIT	$161
—	(h)	LaSalle Hotel Properties REIT	15
3		Lexington Corporate Properties Trust REIT	71
3		LTC Properties, Inc. REIT	63
7		Mack-Cali Realty Corp. REIT (c)	307
5		Meristar Hospitality Corp. REIT (a)	45
2		MFA Mortgage Investments, Inc. REIT	12
3		Mid-America Apartment Communities, Inc. REIT	146
7		Mills Corp. (The) REIT (c)	289
—	(h)	National Health Investors, Inc. REIT	10
1		Novastar Financial, Inc. REIT (c)	22
2		Pennsylvania Real Estate Investment Trust REIT (c)	75
2		Post Properties, Inc. REIT	96
26		Prologis REIT	1,219
3		RAIT Investment Trust REIT	73
1		Saul Centers, Inc. REIT	51
3		Sunstone Hotel Investors, Inc. REIT	88
1		Taubman Centers, Inc. REIT	28
			4,623
		Road & Rail — 0.7%
—	(h)	Amerco, Inc. (a) (m)	29
—	(h)	Arkansas Best Corp. (c) (m)	17
—	(h)	Central Japan Railway Co. (Japan)	1,359
41		CSX Corp. (m)	2,097
1		Dollar Thrifty Automotive Group, Inc. (a)	43
—	(h)	Frozen Food Express Industries (a)	3
2		Genesee & Wyoming, Inc., Class A (a)	72
—	(h)	Marten Transport Ltd. (a)	3
35		Norfolk Southern Corp.	1,578
1		Old Dominion Freight Line (a)	16
2		RailAmerica, Inc. (a)	22
2		SCS Transportation, Inc. (a)	51
1		Sirva, Inc. (a)	11
1		U.S. Xpress Enterprises, Inc., Class A (a)	17
—	(h)	USA Truck, Inc. (a)	6
2		Werner Enterprises, Inc.	38
			5,362

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 32

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Semiconductors & Semiconductor Equipment — 1.8%
—	(h)	Actel Corp. (a) (m)	$5
1		ADE Corp. (a) (m)	15
1		Advanced Energy Industries, Inc. (a) (m)	17
82		Altera Corp. (a) (m)	1,528
2		AMIS Holdings, Inc. (a) (m)	25
4		Amkor Technology, Inc. (a) (c) (m)	20
20		Analog Devices, Inc. (m)	707
3		Applied Micro Circuits Corp. (a) (m)	7
2		Asyst Technologies, Inc. (a) (m)	9
7		Atmel Corp. (a) (c) (m)	21
—	(h)	ATMI, Inc. (a) (m)	8
1		August Technology Corp. (a) (m)	11
1		Axcelis Technologies, Inc. (a) (m)	7
23		Broadcom Corp., Class A (a) (m)	1,070
—	(h)	Brooks Automation, Inc. (a) (m)	5
1		Cabot Microelectronics Corp. (a) (c) (m)	24
2		Cirrus Logic, Inc. (a) (m)	15
1		Cohu, Inc. (m)	18
8		Conexant Systems, Inc. (a) (m)	19
1		Credence Systems Corp. (a)	8
1		Cymer, Inc. (a)	28
2		Cypress Semiconductor Corp. (a) (c)	29
1		Diodes, Inc. (a)	19
—	(h)	DSP Group, Inc. (a)	10
2		Entegris, Inc. (a)	14
—	(h)	Exar Corp. (a)	5
1		Fairchild Semiconductor International, Inc. (a)	15
—	(h)	Genesis Microchip, Inc. (a) (c)	7
1		Integrated Device Technology, Inc. (a)	14
1		Integrated Silicon Solutions, Inc. (a)	3
118		Intel Corp.	2,953
3		Intersil Corp., Class A (c)	82
1		IXYS Corp. (a)	16
—	(h)	Kopin Corp. (a)	2
2		Kulicke & Soffa Industries, Inc. (a)	13
1		Lattice Semiconductor Corp. (a)	4
44		Linear Technology Corp.	1,594
1		LTX Corp. (a)	5
1		Mattson Technology, Inc. (a)	13
18		Maxim Integrated Products, Inc.	652

SHARES		SECURITY DESCRIPTION	VALUE
		Semiconductors & Semiconductor Equipment — Continued
2		Micrel, Inc. (a)	$23
11		Microchip Technology, Inc.	360
1		Microsemi Corp. (a)	35
2		MIPS Technologies, Inc. (a)	10
—	(h)	MKS Instruments, Inc. (a)	5
2		Omnivision Technologies, Inc. (a) (c)	30
6		ON Semiconductor Corp. (a)	35
1		Photronics, Inc. (a)	20
1		Pixelworks, Inc. (a)	4
2		PMC-Sierra, Inc. (a)	18
—	(h)	Power Integrations, Inc. (a)	10
1		Rambus, Inc. (a) (c)	20
4		RF Micro Devices, Inc. (a)	22
2		Samsung Electronics Co., Ltd. (South Korea)	1,056
—	(h)	Semitool, Inc. (a)	2
1		Semtech Corp. (a)	18
1		Sigmatel, Inc. (a)	12
2		Silicon Image, Inc. (a)	19
1		Silicon Laboratories, Inc. (a)	29
1		Silicon Storage Technology, Inc. (a)	7
3		Skyworks Solutions, Inc. (a)	16
—	(h)	Standard Microsystems Corp. (a)	12
—	(h)	Supertex, Inc. (a)	13
92		Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) ADR	910
1		Tessera Technologies, Inc. (a)	16
19		Texas Instruments, Inc.	609
—	(h)	Ultratech, Inc. (a)	2
—	(h)	Varian Semiconductor Equipment Associates, Inc. (a)	18
4		Vitesse Semiconductor Corp. (a) (c)	7
29		Xilinx, Inc.	729
1		Zoran Corp. (a)	10
			13,094
		Software — 2.2%
—	(h)	Ansoft Corp. (a) (m)	4
—	(h)	Ansys, Inc. (a) (m)	17
1		Aspen Technology, Inc. (a) (c) (m)	8
1		Borland Software Corp. (a) (m)	6

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Software — Continued
1		Epicor Software Corp. (a)	$9
—	(h)	EPIQ Systems, Inc. (a)	7
1		Factset Research Systems, Inc.	27
—	(h)	Filenet Corp. (a)	10
1		Informatica Corp. (a)	13
—	(h)	Intervideo, Inc. (a)	1
—	(h)	InterVoice, Inc. (a)	2
1		JDA Software Group, Inc. (a)	15
—	(h)	Kronos, Inc. (a) (c)	13
—	(h)	Macrovision Corp. (a)	5
1		Magma Design Automation, Inc. (a)	8
1		Manhattan Associates, Inc. (a)	12
1		Mapinfo Corp. (a)	9
1		Mentor Graphics Corp. (a)	11
412		Microsoft Corp.	10,769
—	(h)	MicroStrategy, Inc. (a) (c)	33
1		MRO Software, Inc. (a)	7
294		Oracle Corp. (a)	3,592
7		Parametric Technology Corp. (a)	40
—	(h)	Pegasystems, Inc. (a) (c)	2
1		Phoenix Technologies Ltd. (a)	9
2		Progress Software Corp. (a)	55
—	(h)	Quality Systems, Inc. (a)	15
—	(h)	Quest Software, Inc. (a)	4
5		SAP AG (Germany)	836
3		Secure Computing Corp. (a) (c)	38
—	(h)	SPSS, Inc. (a)	3
—	(h)	Talx Corp.	18
1		TIBCO Software, Inc. (a)	6
1		TradeStation Group, Inc. (a)	7
1		Transaction Systems Architechs, Inc. (a)	26
1		Wind River Systems, Inc. (a) (c)	16
			15,653
		Specialty Retail — 1.5%
7		Aaron Rents, Inc. (c) (m)	154
14		Abercrombie & Fitch Co. (c) (m)	900
2		Asbury Automotive Group, Inc. (a) (m)	40
—	(h)	Big 5 Sporting Goods Corp. (m)	7
—	(h)	Build-A-Bear Workshop, Inc. (a) (c) (m)	12
—	(h)	Building Material Holding Corp. (m)	20

SHARES		SECURITY DESCRIPTION	VALUE
		Specialty Retail — Continued
—	(h)	Burlington Coat Factory Warehouse Corp. (m)	$12
9		Charming Shoppes, Inc. (a) (c) (m)	114
1		Children's Place Retail Stores, Inc. (The) (a) (c) (m)	40
2		Dress Barn, Inc. (a)	62
3		Foot Locker, Inc.	71
—	(h)	GameStop Corp., Class A (a) (c)	8
1		Genesco, Inc. (a)	39
3		Guess?, Inc. (a)	110
83		Home Depot, Inc.	3,358
1		HOT Topic, Inc. (a)	11
1		Lithia Motors, Inc., Class A	33
54		Lowe's Cos., Inc.	3,566
1		Movie Gallery, Inc. (c)	6
2		Pacific Sunwear of California, Inc. (a)	57
1		Petco Animal Supplies, Inc. (a) (c)	26
1		Ross Stores, Inc.	23
1		Select Comfort Corp. (a) (c)	27
—	(h)	Sonic Automotive, Inc.	9
—	(h)	Sports Authority, Inc. (The) (a)	9
1		Stage Stores, Inc. (c)	28
91		Staples, Inc.	2,059
2		Stein Mart, Inc.	41
2		Too, Inc. (a)	62
—	(h)	United Auto Group, Inc.	15
			10,919
		Textiles, Apparel & Luxury Goods — 0.8%
—	(h)	Brown Shoe Co., Inc. (m)	13
27		Coach, Inc. (a) (m)	907
19		Compagnie Financiere Richemont AG, Class A (Switzerland)	819
—	(h)	Deckers Outdoor Corp. (a) (c)	5
1		DHB Industries, Inc. (a)	3
13		Jones Apparel Group, Inc.	387
2		K-Swiss, Inc., Class A	49
1		Kenneth Cole Productions, Inc., Class A (m)	23
9		LVMH Moet Hennessy Louis Vuitton S.A. (France)	808
1		Movado Group, Inc.	20

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 34

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
		Textiles, Apparel & Luxury Goods — Continued
31		Nike, Inc., Class B	$2,715
—	(h)	Oxford Industries, Inc. (c)	11
1		Russell Corp.	7
2		Skechers U.S.A., Inc., Class A (a)	24
1		Unifirst Corp.	25
			5,816
		Thrifts & Mortgage Finance — 0.8%
1		Accredited Home Lenders Holding Co. (a) (c) (m)	42
4		BankAtlantic Bancorp, Inc., Class A (m)	52
—	(h)	Commercial Capital Bancorp, Inc. (m)	5
2		Corus Bankshares, Inc. (c)	118
51		Countrywide Financial Corp.	1,740
1		Dime Community Bancshares	7
4		Fannie Mae	200
—	(h)	Federal Agricultural Mortgage Corp., Class C (c)	3
2		First Niagara Financial Group, Inc.	34
—	(h)	First Place Financial Corp.	7
—	(h)	FirstFed Financial Corp. (a) (c)	22
1		Flagstar Bancorp, Inc. (c)	16
34		Freddie Mac	2,245
1		Fremont General Corp. (c)	33
1		Gibraltar Industries, Inc.	17
—	(h)	ITLA Capital Corp. (a)	15
2		Partners Trust Financial Group, Inc.	25
2		Provident New York Bancorp	22
3		R&G Financial Corp., Class B (c)	41
1		Sterling Financial Corp.	29
6		W Holding Co., Inc.	51
24		Washington Mutual, Inc.	1,044
1		WSFS Financial Corp.	37
			5,805
		Tobacco — 1.5%
4		Alliance One International, Inc. (c) (m)	15
123		Altria Group, Inc. (m)	9,153
34		British American Tobacco plc (United Kingdom)	764
—	(h)	Japan Tobacco, Inc. (Japan)	556
1		Universal Corp.	52
			10,540

SHARES	SECURITY DESCRIPTION	VALUE
	Trading Companies & Distributors — 0.4%
6	Applied Industrial Technologies, Inc. (m)$	206
134	Hagemeyer N.V. (Netherlands) (a)	435
2	Hughes Supply, Inc.	68
200	Itochu Corp. (Japan)	1,670
1	Nuco2, Inc. (a) (c)	14
38	Wolseley plc (United Kingdom)	796
		3,189
	Wireless Telecommunication Services — 0.4%
1	Centennial Communications Corp. (a) (m)	22
8	Dobson Communications Corp. (a) (c)	59
1	InPhonic, Inc. (a) (c)	4
78	LG Telecom Ltd. (South Korea) (a)	506
1	NTT DoCoMo, Inc. (Japan)	903
742	Vodafone Group plc (United Kingdom)	1,597
		3,091
	Total Common Stocks (Cost $377,901)	488,877
	Preferred Stocks — 0.5% Insurance — 0.1%
110	Axis Capital Holdings Ltd. (Bermuda) Series B, VAR, 7.50% (a) (m)	115
280	ING Groep NV VAR, 5.77%	284
		399
	Commercial Banks — 0.4%
200	HBOS plc (United Kingdom) VAR, 6.41% (e)	202
690	HSBC Capital Funding LP/Jersey Channel Islands VAR, 4.61% (e)	651
495	Mizuho Preferred Capital Co. LLC VAR, 8.79% (e)	535
355	Mizuho JGB Investment LLC VAR, 9.87% (e)	393
475	Rabobank Capital Funding Trust VAR, 5.25% (e)	466
140	RBS Capital Trust I VAR, 4.71%	133
290	Resona Bank Ltd. (Japan) VAR, 5.85% (e)	289
		2,669

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Diversified Financial Services — 0.0% (g)
140	Resona Preferred Global Securities Cayman Ltd. VAR, 7.19% (e)	$149
	Total Preferred Stocks (Cost $3,237)	3,217
PRINCIPAL AMOUNT
	Asset Backed Securities — 3.8%
	American Express Credit Account Master Trust
$600	Series 2002-1, Class A, FRN, 4.48%, 09/15/09 (m)	601
450	Series 2004-3, Class A, 4.35%, 12/15/11	444
787	Series 2004-C, Class C, FRN, 4.87%, 02/15/12 (e) (m)	789
	AmeriCredit Automobile Receivables Trust
81	Series 2003-CF, Class A3, 2.75%, 10/06/07 (m)	81
170	Series 2003-DM, Class A3B, FRN, 4.54%, 12/06/07 (m)	170
430	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	423
1,075	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	1,044
165	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	162
1,000	Asset Backed Funding Certificates Series 2005-WF1, Class A2B, FRN, 4.56%, 01/25/33 (m)	1,000
64	Capital Auto Receivables Asset Trust Series 2003-2, Class A3B, FRN, 4.41%, 02/15/07 (m)	64
	Capital One Auto Finance Trust
908	Series 2002-C, Class A4, 3.44%, 06/15/09	901
210	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	206
	Capital One Master Trust
360	Series 2001-5, Class A, 5.30%, 06/15/09	361
935	Series 2001-8A, Class A, 4.60%, 08/17/09 (m)	933

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities — Continued
	Capital One Multi-Asset Execution Trust
$1,500	Series 2003-A, FRN, 5.62%, 12/15/10 (e) (i)	$1,535
1,145	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	1,112
200	Series 2005-A2, Class A2, 4.05%, 02/15/11	197
	Carmax Auto Owner Trust
505	Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	496
300	Series 2004-2, Class A3, 3.00%, 09/15/08	296
300	Series 2005-1, Class A3, 4.13%, 05/15/09	297
	Citibank Credit Card Issuance Trust
513	Series 2001-A6, Class A6, 5.65%, 06/16/08	515
500	Series 2003-A5, Class A5, 2.50%, 04/07/08	497
200	Citibank Credit Card Master Trust I Series 1999-5, Class A, 6.10%, 05/15/08	201
	CNH Equipment Trust
200	Series 2003-B, Class A4B, 3.38%, 02/15/11	195
310	Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	307
325	Countrywide Asset-Backed Certificates Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	323
508	Countrywide Home Equity Loan Trust Series 2004-I, Class A, FRN, 4.66%, 05/15/29 (m)	509
96	CS First Boston Mortgage Securities Corp. Series 2002-HE4, Class AF, 5.51%, 08/25/32	96
175	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2, Class M3, FRN, 4.86%, 03/25/35	175
250	Ford Credit Auto Owner Trust Series 2004-A, Class A4, 3.54%, 11/15/08	245

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 36

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Asset Backed Securities — Continued
$450	GE Equipment Small Ticket LLC Series 2005-1A, Class A3, 4.38%, 07/22/09 (e)	$446
550	Gracechurch Card Funding plc (United Kingdom) Series 7A, FRN, 4.39%, 11/16/09	550
214	GSAMP Trust Series 2004-OPT, Class A1, FRN, 4.72%, 11/25/34	215
100	Honda Auto Receivables Owner Trust Series 2003-2, Class A4, 2.16%, 10/21/08	98
300	Household Automotive Trust Series 2005-1 Class A4, 4.35%, 06/18/12	295
17	Long Beach Mortgage Loan Trust Series 2003-4, Class AV3, FRN, 4.72%, 08/25/33	17
	MASTR Asset Backed Securities Trust
500	Series 2005-OPT1, Class A4, FRN, 4.56%, 03/25/35	500
250	Series 2005-OPT1, Class M1, FRN, 4.78%, 03/25/35	250
350	MASTR Asset Securitization Trust Series 2005-NC1, Class A4, FRN, 4.61%, 12/25/34	350
885	MBNA Credit Card Master Note Trust Series 2001-A1, Class A1, 5.75%, 10/15/08	888
200	MBNA Master Credit Card Trust USA Series 2000-L, Class A, 6.50%, 04/15/10	207
	New Century Home Equity Loan Trust
225	Series 2005-1, Class A2B, FRN, 4.60%, 03/25/35	225
250	Series 2005-1, Class M1, FRN, 4.83%, 03/25/35	250
265	Series 2005-2, Class A2B, FRN, 4.56%, 06/25/35	265
115	Nissan Auto Receivables Owner Trust Series 2003-B, Class A4, 2.05%, 03/16/09	112
	Onyx Acceptance Grantor Trust
320	Series 2003-D, Series A4, 3.20%, 03/15/10	315

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities — Continued
$341	Series 2004-B, Class A3, 3.09%, 09/15/08	$339
	Option One Mortgage Loan Trust
95	Series 2003-1, Class A2, FRN, 4.80%, 02/25/33	96
81	Series 2003-5, Class A2, FRN, 4.70%, 08/25/33	81
231	Series 2005-2, Class A2, FRN, 4.46%, 05/25/35	232
	Residential Asset Securities Corp.
80	Series 2002-KS4, Class AIIB, FRN, 4.63%, 07/25/32	81
182	Series 2003-KS5, Class AIIB, FRN, 4.67%,07/25/33	182
175	Series 2003-KS9, Class A2B, FRN, 4.70%, 11/25/33	175
1,790	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	1,755
	Triad Auto Receivables Owner Trust
525	Series 2003-B, Class A4, 3.20%, 12/13/10	514
1,365	Series 2004-A, Class A4, 2.50%, 09/13/10	1,323
615	Volkswagen Auto Loan Enhanced Trust Series 2003-2, Class A4, 2.94%, 03/22/10	601
	Wachovia Asset Securitization, Inc.
249	Series 2002-HE2, Class A, FRN, 4.81%, 12/25/32	250
369	Series 2003-HE2, Class AII1, FRN, 4.64%, 07/25/33	370
500	Wachovia Mortgage Loan Trust LLC Series WMC1, Class A2, FRN, 4.56%, 10/25/35	500
	WFS Financial Owner Trust
500	Series 2003-2, Class A4, 2.41%, 12/20/10	492
635	Series 2003-4, Class A4, 3.15%, 05/20/11	623
300	Series 2004-2, Class A3, 2.85%, 09/22/08	298
300	World Omni Auto Receivables Trust Series 2003-B, Class A4, 2.87%, 11/15/10	293
	Total Asset Backed Securities (Cost $27,655)	27,363

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Collateralized Mortgage Obligations — 6.6% Agency CMO — 3.6%
	Federal Home Loan Morgage Corp.
$63	Series 50, Class I, 8.00%, 06/15/20	$63
26	Series 1087, Class I, 8.50%, 06/15/21	27
26	Series 1136, Class H, 6.00%, 09/15/21	26
128	Series 1254, Class N, 8.00%, 04/15/22	128
500	Series 1617, Class PM, 6.50%, 11/15/23	519
335	Series 1708, Class E, 6.00%, 03/15/09	338
429	Series 1710, Class GH, 8.00%, 04/15/24	455
433	Series 1843, Class Z, 7.00%, 04/15/26	448
1,592	Series 2097, Class PD, 8.00%, 11/15/28 (m)	1,837
96	Series 2097, Class PX, 6.00%, 10/15/27	96
628	Series 2115, Class PE, 6.00%, 01/15/14	642
154	Series 2136, Class PE, 6.00%, 01/15/28	154
9	Series 2316, Class PB, 6.50%, 09/15/30	9
373	Series 2368, Class OE, 5.50%, 03/15/15	374
736	Series 2388, Class VD, 6.00%, 08/15/19 (m)	740
350	Series 2391, Class QR, 5.50%, 12/15/16	355
877	Series 2394, Class MC, 6.00%, 12/15/16 (m)	899
1,000	Series 2405, Class JF, 6.00%, 01/15/17 (m)	1,026
558	Series 2425, Class OB, 6.00%, 03/15/17	572
500	Series 2455, Class GK, 6.50%, 05/15/32	522
23	Series 2456, Class CH, 6.50%, 01/15/31	23
300	Series 2457, Class PE, 6.50%, 06/15/32	308
811	Series 2473, Class JZ, 6.50%, 07/15/32 (m)	839
110	Series 2501, Class AG, 5.00%, 01/15/16	110
500	Series 2557, Class WJ, 5.00%, 07/15/14	500
300	Series 2614, Class TD, 3.50%, 05/15/16	286
448	Series 2636, Class Z, 4.50%, 06/15/18	421
187	Series 2643, Class KG, 4.00%, 05/15/18	186
557	Series 2651, Class VZ, 4.50%, 07/15/18	525
575	Series 2695, Class DE, 4.00%, 01/15/17	545
500	Series 2701, Class OD, 5.00%, 09/15/18	496
400	Series 2715, Class NG, 4.50%, 12/15/18	384
1,096	Series 2751, Class AI, IO, 5.00%, 04/15/22	74
284	Series 2756, Class NA, 5.00%, 02/15/24	281
527	Series 2760, Class GI, IO, 4.50%, 02/15/11	18
400	Series 2764, Class UC, 5.00%, 05/15/27	397
1,569	Series 2779, Class SM, IF, IO, FRN, 2.78%, 10/15/18	111

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Agency CMO — Continued
$897	Series 2781, Class PI, IO, 5.00%, 10/15/23	$67
300	Series 2809, Class UB, 4.00%, 09/15/17	283
4,548	Series 2813, Class SB, IF, IO, FRN, 2.68%, 02/15/34	317
868	Series 2857, Class NI, IO, 5.00%, 04/15/17	35
4,743	Series 2861, Class GS, IF, IO, FRN, 2.83%, 01/15/21	176
520	Series 2931, Class DC, 4.00%, 06/15/18	492
204	Series 2958, Class KB, 5.50%, 04/15/35	203
	Federal Home Loan Mortgage Corp.
5,654	Series 232, IO, 5.00%, 08/01/35	1,354
95	Series 364, Class 6, IO, 5.00%, 11/01/35	21
432	Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series T-54, Class 2A, 6.50%, 02/25/43	443
426	Federal Home Loan Mortgage Corp. — Government National Mortgage Association Series 31, Class Z, 8.00%, 04/25/24	463
	Federal National Mortgage Association
37	Series 1990-7, Class B, 8.50%, 01/25/20	38
19	Series 1990-35, Class E, 9.50%, 04/25/20	20
42	Series 1990-76, Class G, 7.00%, 07/25/20	43
120	Series 1990-106, Class J, 8.50%, 09/25/20	128
23	Series 1991-73, Class A, 8.00%, 07/25/21	24
139	Series 1992-195, Class C, 7.50%, 10/25/22	147
162	Series 1993-135, Class PG, 6.25%, 07/25/08	163
144	Series 1993-197, Class SC, IF, FRN, 8.30%, 10/25/08	145
99	Series 1994-1, Class K, 6.50%, 06/25/13	99
1,200	Series 1997-42, Class PG, 7.00%, 07/18/12 (m)	1,250

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 38

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Agency CMO — Continued
$211	Series 1998-66, Class B, 6.50%, 12/25/28	$214
451	Series 2002-7, Class QM, 6.00%, 02/25/20	453
500	Series 2002-18, Class PC, 5.50%, 04/25/17	509
300	Series 2002-19, Class PE, 6.00%, 04/25/17	308
500	Series 2002-24, Class AJ, 6.00%, 04/25/17	510
500	Series 2003-39, Class PG, 5.50%, 05/25/23	507
650	Series 2003-47, Class PE, 5.75%, 06/25/33	652
300	Series 2003-55, Class CD, 5.00%, 06/25/23	292
550	Series 2003-83, Class PG, 5.00%, 06/25/23	540
300	Series 2003-86, Class PX, 4.50%, 02/25/17	293
1,632	Series 2004-61, Class TS, IF, IO, FRN, 2.72%, 10/25/31	89
1,257	Series 2004-87, Class JI, IO, 5.00%, 11/25/30	153
192	Series G92-35, Class E, 7.50%, 07/25/22	201
2,776	Federal National Mortgage Association Series 357, Class 2, IO, 5.00%, 02/01/35	660
	Government National Mortgage Association
628	Series 2004-39, Class IM, IO, 5.50%, 01/20/27	34
1,000	Series 2004-44, Class PK, IO, 5.50%, 10/20/27	80
366	Series 2004-46, Class IH, IO, 5.50%, 04/20/25	17
		26,157
	Non-Agency CMO — 3.0%
	Adjustable Rate Mortgage Trust
504	Series 2005-5, Class 6A21, FRN, 4.61%, 09/25/35 (m)	505

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO — Continued
$220	Series 2005-6A, Class 2A1, FRN, 4.69%, 11/25/35 (m)	$220
155	Cendant Mortgage Corp. Series 2003-8, Class 1A8, 5.25%, 09/25/33	151
	Countrywide Alternative Loan Trust
332	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	327
1,460	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	1,462
	Countrywide Home Loan Mortgage Pass Through Trust
2,253	Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	2,247
1,684	Series 2004-28R, Class A1, 5.50%, 08/25/33 (m)	1,671
716	CS First Boston Mortgage Securities Corp. Series 2004-5, Class 1A8, 6.00%, 09/25/34	718
991	Downey Savings & Loan Association Mortgage Loan Trust Series 2005- AR6, Class 2A1A, FRN, 4.66%, 10/19/45	992
142	First Horizon Asset Securities, Inc. Series 2004-AR7, Class 2A1, FRN, 4.94%, 02/25/35	141
451	Greenpoint Mortgage Funding Trust Series 2005-AR4, Class 4A1A, FRN, 4.69%, 10/25/45	451
1,131	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 4.73%, 01/25/35 (e)	1,133
	Harborview Mortgage Loan Trust
1,391	Series 2005-3, Class 2A1A, FRN, 4.61%, 06/19/35	1,385
989	Series 2005-8, Class 1A2A, FRN, 4.70%, 09/19/35	990
	Indymac Index Mortgage Loan Trust
707	Series 2004-AR7, Class A1, FRN, 4.82%, 09/25/34	709
961	Series 2005-AR14, Class 2A1A, FRN, 4.68%, 08/25/35	958

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Non-Agency CMO — Continued
$145	MASTR Asset Securitization Trust Series 2003-4, Class 2A2, 5.00%, 05/25/18	$145
402	Medallion Trust Series 2005-2G, Class A, FRN, 4.41%, 08/22/36	402
530	Permanent Financing plc (United Kingdom) Series 2, Class 4A, FRN, 4.70%, 12/10/09	532
	RESI Finance LP (Cayman Islands)
575	Series 2003-B, Class B3, FRN, 5.91%, 07/10/35 (e)	585
775	Series 2003-C, Class B3, FRN, 5.76%, 09/10/35 (e)	787
194	Series 2003-C, Class B4, FRN, 5.96%, 09/10/35 (e)	196
351	Series 2005-A, Class B3, FRN, 4.94%, 03/10/37 (e)	351
119	Series 2005-A, Class B4, FRN, 5.04%, 03/10/37 (e)	119
250	Series 2005-D, Class B4, FRN, 5.02%, 12/15/37 (e)	250
175	Residential Accredit Loans, Inc. Series 2004-QS8, Class A12, 5.00%, 06/25/34	171
565	SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	564
653	Structured Asset Mortgage Investments, Inc. Series 2005-AK2, Class 2A1, FRN, 4.61%, 05/25/45	650
	Washington Mutual Mortgage Securities Corp.
372	Series 2005-AR2, Class 2A21, FRN, 4.71%, 01/25/45	372
959	Series 2005-AR9, Class A1A, FRN, 4.70%, 07/25/45	958
495	Series 2005-AR15, Class A1A1, FRN, 4.64%, 11/25/45	494
	Wells Fargo Mortgage Backed Securities Trust
251	Series 2004-7, Class 2A2, 5.00%, 07/25/19	247

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO — Continued
$247	Series 2004-EE, Class 3A1, FRN, 3.99%, 01/25/35	$241
350	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	337
		21,461
	Total Collateralized Mortgage Obligations (Cost $47,914)	47,618
	Commercial Mortgage Backed Securities — 0.1%
400	Banc of America Commercial Mortgage, Inc. Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	402
299	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	310
	Total Commercial Mortgage Backed Securities (Cost $726)	712
	Corporate Bonds — 8.4% Aerospace & Defense — 0.0% (g)
85	L-3 Communications Corp. 5.88%, 01/15/15	82
	Airlines — 0.0% (g)
130	Continental Airlines, Inc. Series 1999-2, Class A2, 7.06%, 03/15/11	133
	Auto Components — 0.0% (g)
85	TRW Automotive, Inc. 9.38%, 02/15/13	92
	Automobiles — 0.3%
	DaimlerChrysler NA Holding Corp.
500	7.20%, 09/01/09	529
400	FRN, 4.78%, 10/31/08	400
	Ford Motor Credit Co.
225	FRN, 5.45%, 03/21/07	214
1,050	7.38%, 02/01/11	920
370	7.88%, 06/15/10 (m)	333
125	General Motors Corp. 7.20%, 01/15/11	88
		2,484

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 40

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Capital Markets — 0.8%
	Bear Stearns Cos, Inc. (The)
$240	4.39%, FRN, 04/29/08 (m)	$240
200	4.50%, 10/28/10	195
150	5.70%, 11/15/14	155
	Goldman Sachs Group LP
600	7.20%, 03/01/07 (e)	616
375	4.75%, 07/15/13	364
175	6.35%, 02/15/34	184
450	Lehman Brothers Holdings, Inc. 6.63%, 01/18/12	486
	Merrill Lynch & Co., Inc.
250	4.31%, FRN, 10/27/08	250
250	Series B, 3.13%, 07/15/08	240
350	Series C, 4.13%, 01/15/09	343
	Morgan Stanley
145	3.63%, 04/01/08	141
250	4.43%, FRN, 11/09/07	250
330	5.38%, 10/15/15	330
1,000	6.75%, 04/15/11	1,077
750	National Rural Utilities Cooperative Finance Corp. 6.00%, 05/15/06	753
		5,624
	Chemicals — 0.1%
250	Dow Capital BV 8.50%, 06/08/10	281
75	Huntsman International LLC 9.88%, 03/01/09	79
80	Huntsman LLC 11.50%, 07/15/12	91
115	PolyOne Corp. 10.63%, 05/15/10	123
		574
	Commercial Banks — 1.3%
800	Bank of America Corp. 7.80%, 02/15/10	883
235	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	233
150	Branch Banking & Trust Co. Wilson North Carolina 4.88%, 01/15/13	149

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
$300	Caterpillar Financial Services Corp 4.50%, 09/01/08	$298
105	DBS Bank Ltd. (Singapore) VAR, 5.00%, 11/15/19 (e)	102
440	FleetBoston Financial Corp. 7.38%, 12/01/09	477
290	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e)	278
300	Islandsbanki HF FRN, 4.24%, 10/15/08 (e) (m)	300
300	Keycorp Series G, 4.70%, 05/21/09	299
340	Marshall & Ilsley Corp. 4.38%, 08/01/09	334
250	National City Corp. 4.90%, 01/15/15	244
100	Popular North America, Inc. 4.25%, 04/01/08	98
100	Royal Bank of Canada (Canada) 3.88%, 05/04/09	97
260	Shinhan Bank (South Korea) VAR, 5.66%, 03/02/35	251
260	Standard Chartered First Bank Korea Ltd. (South Korea) VAR 7.27%, 03/03/34 (e)	284
	Suntrust Bank
300	5.00%, 09/01/15	297
500	2.50%, 11/01/06 (m)	488
400	Textron Financial Corp. 4.60%, 05/03/10	394
1,000	UBS AG (Jersey) Series E, FRN, 4.15%, 07/20/06	999
50	UnionBanCal Corp. 5.25%, 12/16/13	50
390	United Overseas Bank Ltd. (Singapore) VAR, 5.38%, 09/03/19 (e)	388
545	US Bank NA 2.85%, 11/15/06 (m)	536
290	VTB Capital SA for Vneshtorgbank FRN, 5.25%, 09/21/07 (e)	291
750	Wachovia Corp. 3.63%, 02/17/09	723

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Banks — Continued
	Wells Fargo & Co.
$300	3.13%, 04/01/09	$284
300	6.38%, 08/01/11	322
245	Woori Bank (South Korea) VAR, 5.75%, 03/13/14 (e)	247
		9,346
	Commercial Services & Supplies — 0.1%
120	Allied Waste North America 6.13%, 02/15/14 (m)	113
75	Iron Mountain, Inc. 6.63%, 01/01/16	70
120	PHH Corp. 7.13%, 03/01/13	127
75	Service Corp. International 6.75%, 04/01/16	73
		383
	Computers & Peripherals — 0.0% (g)
170	International Business Machines Corp. 4.38%, 06/01/09	168
	Construction Materials — 0.0% (g)
120	Hanson Australia Funding Ltd. (Australia) 5.25%, 03/15/13	119
	Consumer Finance — 0.7%
250	American Express Credit Corp. 3.00%, 05/16/08	240
	American General Finance Corp.
300	FRN, 4.65%, 06/27/08 (m)	300
575	Series H, 3.00%, 11/15/06 (m)	566
240	Series H, 4.00%, 03/15/11	227
315	Series H, 4.50%, 11/15/07 (m)	313
130	Series I, 4.63%, 05/15/09	129
400	Capital One Bank 6.88%, 02/01/06	401
110	General Motors Acceptance Corp. 6.88%, 08/28/12	99
	HSBC Finance Corp.
1,250	8.00%, 07/15/10	1,394

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Consumer Finance — Continued
$500	FRN, 4.44%, 05/09/08	$501
	International Lease Finance Corp
195	4.88%, 09/01/10	192
100	5.00%, 04/15/10	99
300	John Deere Capital Corp. Series D, 3.63%, 05/25/07	295
320	SLM Corp. FRN, 4.28%, 01/25/08	320
		5,076
	Containers & Packaging — 0.0% (g)
35	Crown Americas LLC 7.75%, 11/15/15 (e)	36
30	Graphic Packaging International Corp. 8.50%, 08/15/11	30
90	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13	93
		159
	Diversified Financial Services — 1.3%
500	Aries Vermoegensverwaltungs GmbH (Germany) 9.60%, 10/25/14 (e)	646
450	CIT Group, Inc. 4.13%, 02/21/06	450
	Citigroup, Inc.
400	3.50%, 02/01/08	389
944	5.00%, 09/15/14	929
55	6.63%, 06/15/32 (m)	62
	Credit Suisse First Boston USA, Inc.
1,200	6.50%, 01/15/12	1,284
315	FRN, 4.53%, 06/02/08	315
	General Electric Capital Corp.
500	8.63%, 06/15/08	541
100	Series A, 3.13%, 04/01/09	95
550	Series A, 5.88%, 02/15/12	573
	HSBC Finance Capital Trust IX
100	VAR, 5.91%, 11/30/35	101
500	FRN, 4.62%, 09/15/08	500
265	ILFC E-Capital Trust I VAR, 5.90%, 12/21/65 (e)	266

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 42

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Diversified Financial Services — Continued
$100	ILFC E-Capital Trust II VAR, 6.25%, 12/21/65 (e)	$101
595	Kinder Morgan Energy Partners LP 5.70%, 01/05/16 (e)	600
265	Mantis Reef Ltd. (Australia) Series B 4.80%, 11/03/09 (e)	259
	Residential Capital Corp.
400	6.13%, 11/21/08	401
530	6.38%, 06/30/10	538
325	FRN, 5.67%, 11/21/08	325
70	Targeted Return Index Series 2005-1, VAR, 7.65%, 06/15/15 (e)	72
65	UGS Corp. 10.00%, 06/01/12	71
20	Visant Corp. 7.63%, 10/01/12	20
335	ZFS Finance USA Trust VAR, 6.45%, 12/15/65 (e)	339
		8,877
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc. (c)
265	FRN, 4.54%, 11/14/08	265
250	5.88%, 02/01/12	257
250	BellSouth Corp. 6.00%, 10/15/11	260
180	British Telecommunications plc (United Kingdom) 8.37%, 12/15/10	205
	Deutsche Telekom International Finance BV (Netherlands)
360	5.25%, 07/22/13	358
140	8.00%, 06/15/10	159
45	SUB, 8.25%, 06/15/30	57
450	France Telecom S.A. (France) 7.75%, 03/01/11 (m)	503
600	Nynex Capital Funding Co. Series B, SUB, 8.23%, 10/15/09	656
120	Qwest Corp. VAR, 8.88%, 03/15/12	135
	Sprint Capital Corp.
350	6.00%, 01/15/07	354

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — Continued
$280	6.90%, 05/01/19	$309
175	7.63%, 01/30/11	193
40	8.75%, 03/15/32	53
300	Verizon Global Funding Corp. 5.85%, 09/15/35	289
405	Verizon New York, Inc. Series A, 6.88%, 04/01/12	422
		4,475
	Electric Utilities — 0.5%
245	Alabama Power Co. Series Y, 2.80%, 12/01/06 (m)	241
226	American Electric Power Co., Inc. 6.13%, 05/15/06	227
100	Carolina Power & Light Co. 5.13%, 09/15/13	100
55	Consolidated Edison Co. of New York 4.70%, 06/15/09	55
200	Constellation Energy Group, Inc. 6.35%, 04/01/07	203
	Dominion Resources, Inc.
110	6.30%, 03/15/33	112
350	Series B, 6.25%, 06/30/12	366
400	DTE Energy Co. Series A, 6.65%, 04/15/09	418
1,100	Exelon Corp. 6.75%, 05/01/11	1,171
285	Pacificorp 4.30%, 09/15/08	280
325	Public Service Enterprise Group, Inc. FRN, 4.88%, 09/21/08	325
		3,498
	Electronic Equipment & Instruments — 0.0% (g)
85	Celestica, Inc. (Canada) 7.88%, 07/01/11 (m)	86
	Food & Staples Retailing — 0.2%
175	Albertson's, Inc. 6.95%, 08/01/09	177

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Food & Staples Retailing — Continued
$250	Kroger Co. (The) 8.05%, 02/01/10	$272
540	Safeway, Inc. 4.13%, 11/01/08	523
200	Wal-Mart Stores, Inc. 4.13%, 02/15/11	193
		1,165
	Gas Utilities — 0.1%
270	Nisource Finance Corp. 5.45%, 09/15/20	262
70	Sempra Energy 4.75%, 05/15/09	69
		331
	Health Care Equipment & Supplies — 0.0% (g)
95	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08	98
	Health Care Providers & Services — 0.0% (g)
150	HCA, Inc. 6.38%, 01/15/15	152
	Hotels, Restaurants & Leisure — 0.0% (g)
80	ITT Corp. 7.38%, 11/15/15	87
100	MGM Mirage, Inc. 5.88%, 02/27/14	95
85	Vail Resorts, Inc. 6.75%, 02/15/14	85
		267
	Household Durables — 0.0% (g)
30	Beazer Homes USA, Inc. 6.88%, 07/15/15 (m)	29
50	DR Horton, Inc. 5.25%, 02/15/15	47
75	Sealy Mattress Co. 8.25%, 06/15/14	77
		153

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Household Products — 0.0% (g)
$40	ACCO Brands Corp. 7.63%, 08/15/15 (m)	$38
35	Spectrum Brands, Inc. 7.38%, 02/01/15	29
		67
	Industrial Conglomerates — 0.1%
175	Hutchison Whampoa International Ltd. (Cayman Islands) 7.45%, 11/24/33 (e)	202
215	Hutchison Whampoa Ltd. (Cayman Islands) 6.25%, 01/24/14 (e)	225
		427
	Insurance — 0.4%
100	Ace INA Holdings, Inc. 5.88%, 06/15/14	103
350	Allstate Corp. (The) 6.13%, 02/15/12	369
150	American International Group, Inc. 2.88%, 05/15/08	143
180	Axis Capital Holdings Ltd. (Bermuda) 5.75%, 12/01/14 (m)	180
175	Endurance Specialty Holdings Ltd. (Bermuda) 7.00%, 07/15/34	186
580	Nippon Life Insurance (Japan) 4.88%, 08/09/10 (e)	571
150	Principal Life, Income Funding Trusts 3.20%, 04/01/09	143
	Protective Life Secured Trust
60	4.00%, 10/07/09	58
150	4.00%, 04/01/11	144
130	Reinsurance Group of America, Inc. VAR, 6.75%, 12/15/65	131
300	Stingray Pass-Through (Cayman Islands) 5.90%, 01/12/15 (e)	296
320	Transatlantic Holdings, Inc. 5.75%, 12/14/15	325
		2,649

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 44

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	IT Services — 0.0% (g)
$75	Sungard Data Systems, Inc. 9.13%, 08/15/13 (e)	$78
	Media — 0.5%
65	Cablevision Systems Corp. 8.00%, 04/15/12 (m)	61
70	Charter Communications Operating LLC/ Charter Communications Operating Capital 8.00%, 04/30/12 (e) (m)	70
	Comcast Cable Communications
225	6.88%, 06/15/09	236
300	8.38%, 05/01/07	313
100	8.38%, 03/15/13	116
100	Cox Communications, Inc. 7.75%, 11/01/10	108
100	DirecTV Holdings LLC 6.38%, 06/15/15	98
	Echostar DBS Corp.
80	6.38%, 10/01/11	77
10	6.63%, 10/01/14	9
1,050	Historic TW, Inc. 9.13%, 01/15/13	1,243
	News America, Inc.
195	6.20%, 12/15/34	194
250	6.75%, 01/09/38	264
115	7.75%, 12/01/45 (m)	132
190	TCI Communications, Inc. 7.88%, 02/15/26 (m)	219
100	Thomson Corp. (The) 4.25%, 08/15/09	97
		3,237
	Metals & Mining — 0.1%
260	Falconbridge Ltd. (Canada) 6.00%, 10/15/15	263
150	Teck Cominco Ltd. 6.13%, 10/01/35	148
165	Newmont Mining Corp. 5.88%, 04/01/35	163
		574

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Multi-Utilities — 0.2%
$135	Appalachian Power Co. 5.80%, 10/01/35 (m)	$133
	Dominion Resources, Inc.
300	FRN, 4.82%, 09/28/07	300
435	Series A, 8.13%, 06/15/10 (m)	483
500	Duke Energy Corp. 6.25%, 01/15/12	527
235	PSEG Power LLC 7.75%, 04/15/11	260
		1,703
	Multiline Retail — 0.0% (g)
270	Wal-Mart Stores, Inc. 5.25%, 09/01/35	262
	Office Electronics — 0.0% (g)
150	Pitney Bowes, Inc. 3.88%, 06/15/13	140
	Oil, Gas & Consumable Fuels — 0.4%
105	Arch Western Finance LLC 6.75%, 07/01/13 (m)	107
365	BP Capital Markets plc (United Kingdom) 2.75%, 12/29/06 (m)	358
95	Chesapeake Energy Corp. 6.50%, 08/15/17 (e) (m)	96
300	Conoco Funding Co. (Canada) 6.35%, 10/15/11	321
110	Deutsche Bank AG for Gazstream S.A. (Germany) 5.63%, 07/22/13 (e)	109
	Enterprise Products Operating LP
110	5.00%, 03/01/15	105
215	6.65%, 10/15/34	222
15	Kinder Morgan Energy Partners LP 7.40%, 03/15/31	17
100	Nexen, Inc. (Canada) 5.88%, 03/10/35	98
1,250	Occidental Petroleum Corp. 9.25%, 08/01/19	1,717
		3,150

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Paper & Forest Products — 0.0% (g)
$90	Georgia Pacific Corp. 7.70%, 06/15/15	$87
	Real Estate — 0.1%
	iStar Financial, Inc. REIT
200	5.80%, 03/15/11	201
205	5.15%, 03/01/12	199
		400
	Road & Rail — 0.3%
175	BNSF Funding Trust I VAR, 6.61%, 12/15/55 (m)	182
200	Burlington Northern Santa Fe Corp. 6.13%, 03/15/09	207
300	CSX Corp. 7.45%, 05/01/07	309
350	Norfolk Southern Corp. 7.05%, 05/01/37	418
1,000	Union Pacific Corp. 6.65%, 01/15/11	1,065
		2,181
	Software — 0.0% (g)
320	Computer Associates International, Inc. 5.63%, 12/01/14 (e) (m)	315
	Thrifts & Mortgage Finance — 0.2%
600	Countrywide Home Loans, Inc. Series L, 4.00%, 03/22/11	564
350	Sovereign Bancorp, Inc. FRN, 4.69%, 03/01/09 (e)	350
	Washington Mutual, Inc.
100	4.20%, 01/15/10	97
250	4.63%, 04/01/14	235
		1,246
	Wireless Telecommunication Services — 0.1%
230	Motorola, Inc. 7.50%, 05/15/25	277
	New Cingular Wireless Services, Inc.
150	7.88%, 03/01/11	168
10	8.13%, 05/01/12 (m)	12

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Wireless Telecommunication Services — Continued
$45	PanAmSat Corp. 9.00%, 08/15/14	$47
180	Rogers Wireless, Inc. (Canada) 6.38%, 03/01/14	180
		684
	Total Corporate Bonds (Cost $59,542)	60,542
	Foreign Government Securities — 0.9%
2,500	Hydro Quebec (Canada) 6.52%, 02/23/06	2,507
	Mexico Government International Bond (Mexico)
200	4.63%, 10/08/08	197
90	6.38%, 01/16/13	96
130	6.63%, 03/03/15	142
350	8.30%, 08/15/31	450
110	11.50%, 05/15/26	180
	Government of Venezuela (Venezuela)
150	9.25%, 09/15/27	178
568	9.38%, 01/13/34	673
	Peru Government International Bond (Peru)
420	7.35%, 07/21/25	414
28	8.38%, 05/03/16	31
380	8.75%, 11/21/33	427
240	Russian Federation (Russia) 12.75%, 06/24/28	440
515	Ukraine Government International Bond (Ukraine) 7.65%, 06/11/13	556
	Total Foreign Government Securities (Cost $6,062)	6,291
	Mortgage Pass Through Securities — 8.8%
	Federal Home Loan Mortgage Corp. Gold Pools
1,030	4.00%, 05/01/14 - 08/01/18	989
7,092	5.50%, 01/15/33 TBA	7,026
6,180	6.00%, 01/15/33 TBA	6,240
400	6.00%, 02/15/35 TBA	396
890	6.00%, 04/01/14 - 02/01/35	498

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 46

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Mortgage Pass Through Securities — Continued
$439	6.50%, 03/01/13 - 02/01/26	$453
349	7.00%, 01/01/12 - 02/01/26	364
56	7.50%, 05/01/26 - 08/01/27	60
157	8.00%, 03/01/08 - 05/01/25	162
29	8.50%, 07/01/26	31
13	Federal Home Loan Mortgage Corp. Conventional Pools 9.00%, 08/01/09	13
	Federal National Mortgage Association Various Pools
8,675	5.00%, 01/25/35 TBA	8,404
19,730	5.50%, 01/25/35 TBA	19,533
3,367	5.50%, 01/25/20 TBA	3,387
1,600	5.50%, 02/25/35 TBA	1,583
5,417	5.50%, 12/01/33	447
3,195	6.00%, 02/25/36 TBA	3,220
3,675	6.00%, 01/25/35 TBA	3,708
3,878	6.00%, 01/01/14 - 08/01/33	693
1,650	6.50%, 01/25/34 TBA	1,692
326	6.50%, 05/01/11 - 02/01/26	335
684	6.79%, 11/01/07	694
239	7.00%, 09/01/07 - 5/1/26	247
158	7.50%, 08/01/09 - 11/01/26	164
189	8.00%, 11/01/22 - 06/01/24	202
114	8.50%, 11/01/18	123
50	9.00%, 08/01/24	55
	Government National Mortgage Association Pools
975	5.50%, 01/15/36 TBA	981
1,045	5.50%, 04/20/11	71
702	6.50%, 07/15/08 - 03/15/28	728
482	7.00%, 07/15/08 - 05/15/26	502
64	7.50%, 08/15/07 - 05/15/26	67
131	8.00%, 04/15/24 - 07/20/28	140
323	8.50%, 06/15/22 - 01/15/27	352
8	10.00%, 07/15/18	9
2	12.00%, 03/15/14	3
3	13.50%, 05/15/11	3
	Total Mortgage Pass Through Securities (Cost $63,142)	63,575
	U.S. Government Agency Securities — 0.5%
250	Federal Home Loan Mortgage Corp. 6.25%, 07/15/32	297

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	U.S. Government Agency Securities — Continued
	Federal National Mortgage Association
$1,350	5.38%, 11/15/11	$1,390
1,000	7.13%, 06/15/10	1,094
500	7.13%, 01/15/30	653
300	7.25%, 01/15/10	327
	Total U.S. Government Agency Securities (Cost $3,689)	3,761
	U.S. Treasury Obligations — 3.9%
	U.S. Treasury Bonds
90	5.38%, 02/15/31 (m)	101
850	6.25%, 05/15/30 (m)	1,056
4,000	10.38%, 11/15/12	4,421
	U.S. Treasury Inflation Indexed Bonds
16	1.63%, 01/15/15	15
1,457	3.88%, 01/15/09	1,531
	U.S. Treasury Notes
3,040	2.38%, 08/15/06 (k) (m)	3,003
20	2.75%, 06/30/06 (k) (m)	20
125	2.75%, 07/31/06 (k) (m)	124
30	2.88%, 11/30/06 (k) (m)	30
2,200	3.13%, 01/31/07	2,169
205	3.88%, 07/31/07 (k) (m)	203
170	4.25%, 11/15/13 (k) (m)	168
303	4.25%, 11/15/14 (k) (m)	300
5	4.50%, 11/15/10 (m)	5
440	4.50%, 11/15/15 (m)	444
165	4.88%, 02/15/12 (m)	169
4,000	5.00%, 08/15/11	4,129
2,000	6.50%, 02/15/10	2,157
	U.S. Treasury STRIPS
7,500	PO, 02/15/12	5,753
1,905	PO, 02/15/15	1,268
1,150	PO, 08/15/15	748
	Total U.S. Treasury Obligations (Cost $27,884)	27,814
	Total Long-Term Investments (Cost $617,752)	729,770

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

NOTIONAL AMOUNT/ CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased
	Options Purchased — 0.2%
	Call Options Purchased — 0.1%
116	Call option on Eurodollar Future, expiring Jan-06 @ $95.50	$—	(h)
$1,400	Call option on interest rate swap, expiring on 07/30//07. If excercised the Fund receives 4.82% and pays the 3 month LIBOR expiring 08/01/17, European Style	40
1,450	Call option on interest rate swap, expiring on 08/01/07. If excercised the Fund receives 4.93% and pays the 3 month LIBOR expiring 08/03/17, European Style	46
1,250	Call option on interest rate swap, expiring on 03/20/06. If excercised the Fund receives 5.04% and pays the 3 month LIBOR expiring 03/24/36, European Style	24
24,200	Call option on interest rate swap, expiring on 06/23/06. If excercised the Fund receives 4.08% and pays the 3 month LIBOR expiring 06/27/07, European Style	2
1,450	Call option on interest rate swap, expiring on 08/06/07. If excercised the Fund receives 4.92% and pays the 3 month LIBOR expiring 08/08/17, European Style	45
1,650	Call option on interest rate swap, expiring on 08/02/07. If excercised the Fund receives 4.93% and pays the 3 month LIBOR expiring 08/06/17, European Style	53
2,025	Call option on interest rate swap, expiring on 04/19/05. If excercised the Fund receives 5.17% and pays the 3 month LIBOR expiring 04/21/06, European Style	70
1,500	Call option on interest rate swap, expiring on 12/14/06. If excercised the Fund receives 4.92% and pays the 3 month LIBOR expiring 12/18/11, European Style	24
3,365	Call option on interest rate swap, expiring on 02/21/06. If excercised the Fund receives 5.03% and pays the 3 month LIBOR expiring 02/23/16, European Style	44
2,020	Call option on interest rate swap, expiring on 02/22/06. If excercised the Fund receives 5.00% and pays the 3 month LIBOR expiring 02/24/16, European Style	24

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Call Options Purchased — Continued
$1,500	Call option on interest rate swap, expiring on 01/20/06. If excercised the Fund receives 5.01% and pays the 3 month LIBOR expiring 01/24/16, European Style	$13
1,500	Call option on interest rate swap, expiring on 12/02/15. If excercised the Fund receives 5.49% and pays the 3 month LIBOR expiring 12/04/35, European Style	119
1,500	Call option on interest rate swap, expiring on 12/04/06. If excercised the Fund receives 5.05% and pays the 3 month LIBOR expiring 12/06/11, European Style	29
1,250	Call option on interest rate swap, expiring on 02/23/06. If excercised the Fund receives 5.01% and pays the 3 month LIBOR expiring 02/26/16, European Style	16
550	Call option on interest rate swap, expiring on 05/09/06. If excercised the Fund receives 5.39% and pays the 3 month LIBOR expiring 05/11/36, European Style	32
1,500	Call option on interest rate swap, expiring on 12/14/15. If excercised the Fund receives 5.38% and pays the 3 month LIBOR expiring 12/16/35, European Style	112
		693
	Put Options Purchased — 0.1%
5,000	FNMA 30 Year, 5.00%, 01/05/06 TBA @ $95.43	—	(h)
8,200	FNMA 30 Year, 5.00%, 01/05/06 TBA @ $96.68	10
2,200	FNMA 30 Year, 5.00%, 01/05/06 TBA @ $95.63	5
1,450	Put option on interest rate swap, expiring on 08/01/07. If excercised the Fund pays 4.93% and receives 3 month LIBOR expiring 08/03/17, European Style.	53
1,400	Put option on interest rate swap, expiring on 07/30/07. If excercised the Fund pays 4.83% and receives 3 month LIBOR expiring 08/01/17, European Style.	56

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 48

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Put Options Purchased — Continued
$1,450	Put option on interest rate swap, expiring on 08/06/07. If excercised the Fund pays 4.91% and receives 3 month LIBOR expiring 08/08/17, European Style.	$54
1,250	Put option on interest rate swap, expiring on 03/20/06. If excercised the Fund pays 5.04% and receives 3 month LIBOR expiring 03/24/36, European Style.	34
1,650	Put option on interest rate swap, expiring on 08/02/07. If excercised the Fund pays 4.93% and receives 3 month LIBOR expiring 08/06/17, European Style.	60
2,025	Put option on interest rate swap, expiring on 04/19/06. If excercised the Fund pays 5.17% and receives 3 month LIBOR expiring 04/21/36, European Style.	43
1,500	Put option on interest rate swap, expiring on 01/20/06. If excercised the Fund pays 5.01% and receives 3 month LIBOR expiring 01/24/16, European Style.	6
1,250	Put option on interest rate swap, expiring on 02/23/06. If excercised the Fund pays 5.01% and receives 3 month LIBOR expiring 02/26/16, European Style.	9
550	Put option on interest rate swap, expiring on 05/09/06. If excercised the Fund pays 5.39% and receives 3 month LIBOR expiring 05/11/36, European Style.	7
1,500	Put option on interest rate swap, expiring on 12/04/06. If excercised the Fund pays 5.05% and receives 3 month LIBOR expiring 12/06/11, European Style.	18
1,500	Put option on interest rate swap, expiring on 12/14/06. If excercised the Fund pays 4.92% and receives 3 month LIBOR expiring 12/19/11, European Style.	22
1,500	Put option on interest rate swap, expiring on 12/02/15. If excercised the Fund pays 5.5% and receives 3 month LIBOR expiring 12/04/35, European Style.	85

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments
	Put Options Purchased — Continued
$1,500	Put option on interest rate swap, expiring on 12/14/15. If excercised the Fund pays 5.38% and receives 3 month LIBOR expiring 12/17/35, European Style.	$91
		553
	Total Options Purchased (Cost $1,502)	1,246
PRINCIPAL AMOUNT	Short-Term Investments — 3.6%
	Commercial Paper — 1.7%
1,750	ANZ Delaware 4.67%, 02/07/06 (m)	1,742
1,750	Barclays U.S. Funding Corp. 4.85%, 02/01/06 (m)	1,744
1,750	BNP Paribas 4.62%, 02/02/06 (m)	1,743
2,000	Danske Corporation 4.48%, 01/19/06 (m)	1,996
2,000	Dexia Delaware LLC 4.37%, 02/06/06 (m)	1,991
1,250	Silver Tower U.S. Funding LLC 3.51%, 01/03/06 (m)	1,250
1,750	Thames Asset Global Securitization, Inc. 4.49%, 02/06/06 (e) (m)	1,742
	(Cost $12,208)	12,208
SHARES
	Investment Companies — 1.8%
430	JPMorgan Liquid Assets Money Market Fund (b)	430
12,885	JPMorgan Prime Money Market Fund (b) (m)	12,885
	(Cost $13,315)	13,315
PRINCIPAL AMOUNT
	U.S. Treasury Obligations — 0.1%
$500	U.S. Treasury Bills 3.57%, 02/09/06 (n)	498
	(Cost $498)	498
	Total Short-Term Investments (Cost $26,021)	26,021

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investment of Cash Collateral for Securities Loaned
	Investment of Cash Collateral for Securities Loaned — 3.4%
	Certificate of Deposits — 0.5%
$175	Credit Suisse First Boston FRN, 4.27%, 10/17/06	$175
790	Credit Suisse First Boston FRN, 4.27%, 10/17/06	790
1,000	Manufacturers and Traders 4.36%, 10/26/05	1,000
175	Royal Bank of Canada FRN, 4.30%, 11/13/06	175
100	Wells Fargo Bank San Francisco 4.30%, 01/27/06	100
725	Royal Bank of Canada FRN, 4.30%, 11/13/06	725
500	Wells Fargo Bank San Francisco 4.30%, 01/27/06	500
		3,465
	Commercial Paper — 0.1%
100	Morgan Stanley FRN, 4.33%, 04/17/06	100
700	Morgan Stanley FRN, 4.33%, 04/17/06	700
		800
	Corporate Notes — 0.8%
600	Alliance and Leister plc FRN, 4.33%, 01/30/07	600
150	Alliance and Leister plc FRN, 4.33%, 01/30/07	150
600	Bank of America FRN, 4.31%, 11/07/06	600
200	Bank of America FRN, 4.31%, 11/07/06	200
175	CDC Financial Products Inc. FRN, 4.35%, 01/30/06	175
800	CDC Financial Products Inc. FRN, 4.35%, 01/30/06	800
790	Citigroup Global Markets Inc. FRN, 4.32%, 01/06/06	790

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Corporate Notes — Continued
$175	Citigroup Global Markets Inc. FRN, 4.32%, 01/06/06	$175
600	Liberty Lighthouse U.S. Capital FRN, 4.34%, 10/24/06	600
150	Liberty Lighthouse U.S. Capital FRN, 4.34%, 10/24/06	150
702	Links Finance LLC FRN, 4.29%, 10/06/06	702
175	Links Finance LLC FRN, 4.29%, 10/06/06	175
384	Sigma Finance Inc. FRN, 4.37%, 10/24/07	383
175	Sigma Finance Inc. FRN, 4.37%, 10/24/07	175
		5,675
	Repurchase Agreements — 2.0%
841	Bank of America Securities LLC, 4.26%, dated 12/30/05 due 01/03/06, repurchase price $841, collateralized by U.S. Government Agency Mortgages.	841
3,938	Bank of America Securities LLC, 4.26%, dated 12/30/05 due 01/03/06, repurchase price $3,940, collateralized by U.S. Government Agency Mortgages.	3,938
4,000	Morgan Stanley, 4.27%, dated 12/30/05 due 01/03/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages.	4,000
800	Morgan Stanley, 4.27%, dated 12/30/05 due 01/03/06, repurchase price $800, collateralized by U.S. Government Agency Mortgages.	800
800	UBS Securities LLC, 4.26%, dated 12/30/05 due 01/03/06, repurchase price $800, collateralized by U.S. Government Agency Mortgages.	800

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 50

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investment of Cash Collateral for Securities Loaned — continued
	Repurchase Agreements — Continued
$4,000	UBS Securities LLC, 4.26%, dated 12/30/05 due 01/03/06, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages.	$4,000
		14,379
	Total Investments of Cash Collateral for Securities Loaned (Cost $24,319)	24,319
	Total Investments — 108.6% (Cost $669,594)	781,356
	Liabilities in Excess of other assets — (8.6)%	(61,815)
	Net Assets — 100.0%	$719,541

  Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts (amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE#	VALUE AT 12/31/05#	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
6,031,217	AUD	02/24/06	$4,435	$4,415	$(20)
545,365 521,652	AUD CHF for	02/24/06	399	399	—(h)
549,414 341,664	AUD EUR for	02/24/06	405	402	(3)
318,641 27,203,980	AUD JPY for	02/24/06	232	233	1
2,546,353	CHF	02/24/06	1,960	1,948	(12)
5,689,757	EUR	02/24/06	6,791	6,755	(36)
199,187 316,202	EUR AUD for	02/24/06	230	236	6
636,124 985,185	EUR CHF for	02/24/06	754	756	2
232,091 158,446	EUR GBP for	02/24/06	273	276	3
699,259 5,582,502	EUR NOK for	02/24/06	829	830	1
166,225 23,304,407	EUR JPY for	02/24/06	199	197	(2)
621,271 5,861,485	EUR SEK for	02/24/06	741	738	(3)
3,096,428	GBP	02/24/06	5,353	5,327	(26)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts — Continued

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE#	VALUE AT 12/31/05#	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
390,143	GBP
570,397	EUR for	02/24/06	$677	$671	$(6)
263,331 54,222,725	GBP JPY for	02/24/06	463	453	(10)
1,969,824	HKD	02/24/06	254	254	— (h)
36,792,210 433,911	JPY AUD for	02/24/06	318	314	(4)
63,351,152 456,755	JPY EUR for	02/24/06	542	539	(3)
33,238,054 161,136	JPY GBP for	02/24/06	277	283	6
793,658,585	JPY	02/24/06	6,775	6,773	(2)
2,014,301 212,532	SEK EUR for	02/24/06	252	254	2
16,605,522	SEK	02/24/06	2,066	2,098	32
1,710,180	SGD	02/24/06	1,011	1,030	19
			$35,236	$35,181	$(55)
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/05	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
6,285,909	CHF	02/24/06	$4,838	$4,808	$30
8,134,985	EUR	02/24/06	9,662	9,658	4
1,070,529	GBP	02/24/06	1,873	1,842	31
5,033,446	HKD	02/24/06	649	649	— (h)
178,031,823	JPY	02/24/06	1,519	1,519	— (h)
7,046,574	NOK	02/24/06	1,062	1,047	15
1,189,486	SGD	02/24/06	710	717	(7)
			$20,313	$20,240	$73

  # —For cross-currency exchange contracts, the settlement value is the market value at 12/31/05 of the currency being sold, and the value is the market value at 12/31/05 of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 52

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE†			NOTIONAL
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	TERMINATION DATE	AMOUNT (USD)	VALUE (USD)
Citibank, N.A.	4.89% semi-annually	3 month LIBOR	11/19/07	$7,620	$11
Lehman Brothers Special Financing	4.85% semi-annually	3 month LIBOR	12/16/07	9,180	1
Deutsche Bank AG, New York	4.79% semi-annually	3 month LIBOR	12/29/07	6,985	(7)
Deutsche Bank AG, New York	4.47% semi-annually	3 month LIBOR	07/12/10	1,600	9
Lehman Brothers Special Financing	3 month LIBOR	4.37% semi-annually	09/08/10	480	5
Lehman Brothers Special Financing	3 month LIBOR	4.28% semi-annually	09/09/10	1,820	25
Lehman Brothers Special Financing	4.50% semi-annually	3 month LIBOR	09/09/10	2,300	(10)
Lehman Brothers Special Financing	4.50% semi-annually	3 month LIBOR	09/09/10	2,300	(10)
Lehman Brothers Special Financing	3 month LIBOR	4.21% semi-annually	09/09/10	2,300	40
Deutsche Bank AG, New York	3 month LIBOR	5.03% semi-annually	11/15/10	1,490	(11)
Citibank, N.A.	3 month LIBOR	4.98% semi-annually	11/17/10	3,270	(17)
Lehman Brothers Special Financing	3 month LIBOR	4.91% semi-annually	12/16/10	7,925	(14)
Deutsche Bank AG, New York	3 month LIBOR	4.81% semi-annually	12/29/10	2,990	7
Citibank, N.A.	3 month LIBOR	5.11% semi-annually	11/09/12	7,075	(95)
Goldman Sachs Capital Management	3 month LIBOR	5.19% semi-annually	11/07/15	1,100	(23)
Deutsche Bank AG, New York	3 month LIBOR	5.11% semi-annually	11/14/15	2,065	(28)
Credit Suisse First Boston	3 month LIBOR	5.12% semi-annually	11/14/15	1,840	(31)
Deutsche Bank AG, New York	3 month LIBOR	5.04% semi-annually	12/16/15	1,070	(9)
Lehman Brothers Special Financing	5.03% semi-annually	3 month LIBOR	12/16/15	2,230	16
Credit Suisse First Boston	3 month LIBOR	4.98% semi-annually	12/28/15	1,010	(3)
Credit Suisse First Boston	5.14% semi-annually	3 month LIBOR	02/02/16	1,500	22
Goldman Sachs Capital Management	4.93% semi-annually	3 month LIBOR	08/07/17	410	2
Lehman Brothers Special Financing	3 month LIBOR	5.28% semi-annually	10/29/18	350	(6)
Deutsche Bank AG, New York	5.18% semi-annually	3 month LIBOR	10/29/18	625	7
Merrill Lynch Capital Services	5.27% semi-annually	3 month LIBOR	12/04/18	340	6
Merrill Lynch Capital Services	5.15 semi-annually	3 month LIBOR	12/17/18	310	3
Lehman Brothers Special Financing	3 month LIBOR	5.14% semi-annually	07/15/32	1,151	(28)
Merrill Lynch Capital Services	3 month LIBOR	5.50% semi-annually	12/04/35	510	(12)
Merrill Lynch Capital Services	3 month LIBOR	5.38% semi-annually	12/17/35	500	(7)
Credit Suisse First Boston	3 month LIBOR	5.04% semi-annually	12/29/35	580	4
					(153)

† Rate shown are per annum and payments are as described above.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 53

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Union Bank Of	Alcoa, 6.50%,
Switzerland AG, London	06/01/11	Buy	35 BPS semi-annually	12/20/10	$665	$(4)
Morgan Stanley Capital Services	Alltel Corp., 7.00%, 07/01/12	Buy	37 BPS semi-annually	12/20/10	600	(3)
Deutsche Bank AG, New York	Aries Vermoegensverwaltungs, 9.60%, 10/25/14	Sell	126 BPS semi-annually	02/20/10	5,000	157
Deutsche Bank AG, New York	Avon Products, 7.15%, 11/15/09	Buy	52 BPS semi-annually	12/20/10	700	(3)
Union Bank Of Switzerland AG, London	Cendant Corp, 7.38%, 01/15/13	Buy	104 BPS semi-annually	03/20/11	700	(1)
Goldman Sachs Capital Management	Computer Sciences Corp., 7.38%, 06/15/11	Buy	148 BPS semi-annually	12/20/10	250	(6)
Merrill Lynch International (g)	Dow Jones CDX.NA.IG 5	Sell	45 BPS semi-annually	12/20/10	600	— (h)
Union Bank Of Switzerland AG, London	Falconbridge, 7.35%, 11/01/06	Sell	69 BPS semi-annually	12/20/10	665	3
Goldman Sachs Capital Management	First Data Corp., 5.63%, 11/01/11)	Buy	49 BPS semi-annually	12/20/10	350	7
Lehman Brothers Special Financing	Gannett Co, 6.38%, 04/01/12	Buy	47 BPS semi-annually	09/20/10	1,300	3
Morgan Stanley Capital Services	Gazprom, 8.63%, 04/28/34	Sell	190 BPS semi-annually	03/20/10	5,000	142
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS semi-annually	10/20/07	600	4
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS semi-annually	10/20/07	600	4
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	343 BPS semi-annually	09/20/10	1,100	5
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	304 BPS semi-annually	10/20/10	2,200	(33)
Citibank, N.A.	Government of Argentina, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	500	4
Citibank, N.A.	Government of Argentina, 8.28%, 12/31/33	Sell	297 BPS semi-annually	10/20/10	500	(9)
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	1,000	(1)
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	750	19
Deutsche Bank AG, New York	Government of Brazil, 12.25%, 03/06/30	Buy	105 BPS semi-annually	04/20/06	1,400	(6)
Deutsche Bank AG, New York	Government of Brazil, 12.25%, 03/06/30	Sell	235 BPS semi-annually	04/20/07	1,400	37

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 54

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers	Government of Brazil,
Special Financing	12.25%, 03/06/30	Buy	300 BPS semi-annually	09/20/10	$1,100	$(47)
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	262 BPS semi-annually	10/20/10	2,200	(54)
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	1,000	(37)
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	750	(43)
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	112 BPS semi-annually	04/20/10	1,000	(24)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	106 BPS semi-annually	06/20/10	2,500	(49)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	105 BPS semi-annually	06/20/10	2,000	(39)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	96 BPS semi-annually	07/20/10	2,000	(41)
Citibank, N.A.	United Mexican States, 8.30%, 08/15/31	Sell	100 BPS semi-annually	05/20/10	2,000	38
Citibank, N.A.	United Mexican States, 8.30%, 08/15/31	Sell	105 BPS semi-annually	06/20/10	2,000	40
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	190 BPS semi-annually	07/20/10	2,000	42
Union Bank Of Switzerland AG, London	Government of Ukraine, 7.65%, 06/11/13	Sell	184 BPS semi-annually	08/20/10	1,250	23
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	170 BPS semi-annually	08/20/10	2,000	21
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	09/20/10	700	8
Lehman Brothers Special Financing	H.J. Heinz, 6.00%, 03/15/08	Buy	47 BPS semi-annually	03/20/11	700	(1)
Goldman Sachs Capital Management	Masco Corp., 6.75%, 03/15/06	Buy	49 BPS semi-annually	12/20/10	350	1
Goldman Sachs Capital Management	Nucor Corp., 4.88%, 10/01/12	Buy	37 BPS semi-annually	12/20/10	350	2
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	117 BPS semi-annually	05/20/10	2,000	(38)
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS semi-annually	06/20/10	2,000	(43)
Goldman Sachs Capital Management	Radioshack Corp., 7.38%, 05/15/11	Buy	107 BPS semi-annually	03/20/11	650	4
Citibank, N.A.	Republic Of Columbia, 10.38%, 01/28/33	Buy	236 BPS semi-annually	09/20/10	1,700	(68)
Citibank, N.A.	Republic Of Columbia, 10.38%, 01/28/33	Buy	207 BPS semi-annually	09/20/10	850	(23)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 55

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Morgan Stanley	Republic of Columbia,
Capital Services	10.38%, 01/28/33	Buy	70 BPS semi-annually	10/20/07	$3,300	$(20)
Morgan Stanley Capital Services	Republic of Columbia, 10.38%, 01/28/33	Buy	70 BPS semi-annually	10/20/07	800	(5)
Citibank, N.A.	Republic of Venezuela, 9.25%, 09/15/27	Sell	258 BPS semi-annually	09/20/10	1,700	45
Citibank, N.A.	Republic of Venezuela, 9.25%, 09/15/27	Sell	232 BPS semi-annually	09/20/10	850	13
Deutsche Bank AG, New York	Republic of Venezuela, 9.25%, 09/15/27	Sell	52 BPS semi-annually	04/20/06	1,400	2
Morgan Stanley Capital Services	Republic of Venezuela, 9.25%, 09/15/27	Sell	100 BPS semi-annually	10/20/07	800	1
Morgan Stanley Capital Services	Republic of Venezuela, 9.38%, 01/13/34	Sell	100 BPS semi-annually	10/20/07	3,300	5
Goldman Sachs Capital Management	Residential Capital Corp., 6.38%, 06/30/10	Sell	118 BPS semi-annually	12/20/10	250	(2)
Morgan Stanley Capital Services	Russian Federation, 12.75%, 06/24/28	Buy	64 BPS semi-annually	09/20/10	700	(2)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	54 BPS semi-annually	10/20/07	600	(2)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	61 BPS semi-annually	10/20/07	600	(3)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	115 BPS semi-annually	03/20/10	5,000	(123)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Buy	123 BPS semi-annually	02/20/10	5,000	(127)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	140 BPS semi-annually	04/20/10	1,000	34
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	105 BPS semi-annually	06/20/10	2,500	37
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	104 BPS semi-annually	06/20/10	2,000	29
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	07/20/10	2,000	36
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	07/20/10	2,000	(32)
Union Bank Of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	08/20/10	1,250	(19)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	75 BPS semi-annually	08/20/10	2,000	(17)
Morgan Stanley Capital Services	Time Warner, 6.88%, 05/01/12	Buy	69 BPS semi-annually	03/20/11	450	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 56

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/ RECEIVES FIXED RATE	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers	Tribune Co.,
Special Financing	5.50%, 10/06/08	Buy	95 BPS semi-annually	03/20/11	$700	$(3)
Goldman Sachs Capital Management	V.F. Corp., 8.50% 10/01/10	Buy	54 BPS semi-annually	03/20/11	350	(2)
Merrill Lynch International	Weyerhaeuser, 6.75%, 03/15/12	Buy	62 BPS semi-annually	12/20/10	350	— (h)
						(165)

(g) Premiums paid is less than a thousand.

Forward Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	3 month LIBOR	4.77% quarterly	03/13/06	$33,000	$—	(h)
Merrill Lynch Capital Services	3 month LIBOR	4.78% quarterly	03/13/06	31,000	—	(h)
Merrill Lynch Capital Services	3 month LIBOR	4.82% quarterly	03/13/06	132,000	18
					18

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	30 Year FHLMC, 4.13%, 07/12/10	97.51	01/17/06	$1,600	$(1)
Deutsche Bank AG, New York	30 Year FHLMC, 4.50%, 01/15/14	97.54	01/17/06	2,735	16
Lehman Brothers Special Financing	30 Year FHLMC, 6.25%, 07/15/32	116.76	01/17/06	1,065	25
Deutsche Bank AG, New York	30 Year FNMA, 6.63%, 11/15/10	107.53	01/10/06	1,400	7
Union Bank Of Switzerland AG, London	30 Year FNMA, 5.50%, 01/15/35	99.00	02/15/06	5,550	—
					47

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
31	2 Year U.S. Treasury Notes	March, 2006	$6,361	$(5)
351	5 Year U.S. Treasury Notes	March, 2006	37,327	80
36	10 Year U.S. Treasury Notes	March, 2006	3,939	20
188	Dow Jones Euro Stock	March, 2006	7,986	5
48	FTSE 100 Index	March, 2006	4,638	13

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 57

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Futures Contracts — Continued

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
2	Russell 2000 Index	March, 2006	$678	$(15)
1	S & P 500	March, 2006	314	(3)
107	S & P 500/ TSE 60 Index	March, 2006	11,729	247
24	Topic Index	March, 2006	3,345	(6)
13	U.S. Treasury Long Bond	March, 2006	1,484	(9)
	Short Futures Outstanding
(26)	5 Year U.S. Treasury Notes	March, 2006	(2,765)	(5)
(50)	FTSE 100 Index	March, 2006	(4,831)	(68)
(34)	Russell 2000 Index	March, 2006	(11,531)	250
(84)	S & P 500	March, 2006	(26,351)	242
(2)	U.S. Treasury Long Bond	March, 2006	(228)	— (h)
(16)	Eurodollar	December, 2006	(3,808)	40
				786

Options Written

(Amounts in thousands, except number of contracts)

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS/ NOTIONAL VALUE	PREMIUM	VALUE
FNMA, 30 Year Fixed, 5.50%, TBA	$98.64	01/05/06	7,500,000	$(29)	$(34)
January, 2006 Euro Dollar	0.02	01/01/06	185	(3)	— (h)
June, 2006 10 Year United States Treasury Note	112	06/01/06	13	(4)	(5)
				(36)	(39)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS/ NOTIONAL VALUE	PREMIUM	VALUE
FNMA, 30 Year Fixed, 5.00%, TBA	$95.70	01/05/06	16,400,000	$(57)	$(1)
FNMA, 30 Year Fixed, 5.00%, TBA	94.35	01/05/06	10,000,000	(38)	— (h)
FNMA, 30 Year Fixed, 5.00%, TBA	95.62	01/05/06	4,100,000	(19)	— (h)
June, 2006 10 Year United States Treasury Note	104	06/01/06	13	(4)	(2)
				(118)	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 58

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM	VALUE
Barclays	5.12% quarterly	04/26/06	2,050,000	$(41)	$(20)
Barclays	4.94% quarterly	04/12/06	2,050,000	(39)	(30)
Bear Stearns Bank Plc	4.97% quarterly	04/19/06	4,050,000	(79)	(59)
Credit Suisse First Boston	4.78% quarterly	03/20/06	2,500,000	(49)	(50)
Credit Suisse First Boston	4.75% quarterly	03/28/06	1,460,000	(29)	(32)
Deutsche Bank AG, New York	5.11% quarterly	11/23/07	4,100,000	(160)	(136)
Lehman Brothers Special Financing	5.12% quarterly	04/28/06	2,500,000	(49)	(25)
Merrill Lynch Capital Services	5.15% quarterly	12/15/08	3,350,000	(149)	(135)
Merrill Lynch Capital Services	5.27% quarterly	12/02/08	3,750,000	(169)	(135)
				(764)	(622)

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM	VALUE
Barclays	5.12% quarterly	04/26/06	2,050,000	$(40)	$(45)
Barclays	4.94% quarterly	04/12/06	2,050,000	(40)	(27)
Bear Stearns Bank Plc	4.97% quarterly	04/19/06	4,050,000	(79)	(60)
Citibank, N.A.	4.25% quarterly	06/23/06	4,800,000	(79)	(10)
Credit Suisse First Boston	4.90% quarterly	02/21/06	13,955,000	(29)	(34)
Credit Suisse First Boston	4.90% quarterly	02/22/06	8,370,000	(17)	(20)
Credit Suisse First Boston	4.78% quarterly	03/20/06	2,500,000	(49)	(16)
Credit Suisse First Boston	4.75% quarterly	03/28/06	1,460,000	(29)	(9)
Deutsche Bank AG, New York	5.11% quarterly	11/23/07	4,100,000	(160)	(170)
Lehman Brothers Special Financing	5.12% quarterly	04/28/06	2,500,000	(49)	(55)
Merrill Lynch Capital Services	5.15% quarterly	12/15/08	3,350,000	(149)	(161)
Merrill Lynch Capital Services	5.27% quarterly	12/02/08	3,750,000	(169)	(198)
				(889)	(805)

** The Fund will receive a floating rate based on 3-month USD LIBOR.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 59

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 0.8%
85	United Technologies Corp.	$4,741
	Beverages — 1.2%
170	Anheuser-Busch Cos., Inc.	7,303
	Capital Markets — 5.7%
222	Bank of New York Co., Inc. (The)	7,071
76	Bear Stearns Cos., Inc. (The)	8,734
221	Morgan Stanley	12,517
100	Northern Trust Corp.	5,161
		33,483
	Commercial Banks — 8.9%
348	Bank of America Corp. (c)	16,042
140	Fifth Third Bancorp	5,296
32	M&T Bank Corp.	3,522
230	North Fork Bancorp, Inc.	6,287
117	TCF Financial Corp.	3,173
301	U.S. Bancorp	8,982
146	Wells Fargo & Co.	9,154
		52,456
	Commercial Services & Supplies — 0.8%
285	Cendant Corp.	4,920
	Computers & Peripherals — 1.6%
70	International Business Machines Corp.	5,721
79	Lexmark International, Inc., Class A (a)	3,537
		9,258
	Construction Materials — 1.6%
59	Cemex S.A. de C.V. (Mexico) ADR	3,501
85	Vulcan Materials Co. (c)	5,772
		9,273
	Consumer Finance — 3.5%
239	American Express Co.	12,299
319	MBNA Corp.	8,650
		20,949

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Financial Services — 3.5%
426	Citigroup, Inc.	$20,667
	Diversified Telecommunication Services — 5.1%
177	Alltel Corp.	11,150
251	AT&T, Inc.	6,135
118	CenturyTel, Inc.	3,926
307	Verizon Communications, Inc.	9,259
		30,470
	Electric Utilities — 1.3%
76	FPL Group, Inc.	3,155
120	PG&E Corp.	4,458
		7,613
	Food & Staples Retailing — 1.4%
88	CVS Corp.	2,317
126	Wal-Mart Stores, Inc.	5,911
		8,228
	Food Products — 1.0%
78	Dean Foods Co. (a) (c)	2,952
61	General Mills, Inc.	2,999
		5,951
	Gas Utilities — 1.6%
274	AGL Resources, Inc.	9,524
	Health Care Providers & Services — 2.9%
72	Aetna, Inc.	6,828
129	WellPoint, Inc. (a)	10,261
		17,089
	Hotels, Restaurants & Leisure — 3.1%
330	Hilton Hotels Corp.	7,954
155	McDonald's Corp.	5,227
126	Outback Steakhouse, Inc. (c)	5,230
		18,411

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 60

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Household Products — 1.5%
84	Clorox Co.	$4,801
73	Colgate-Palmolive Co.	3,988
		8,789
	Industrial Conglomerates — 2.7%
327	General Electric Co.	11,476
58	Textron, Inc.	4,480
		15,956
	Insurance — 10.1%
192	Assurant, Inc.	8,350
195	Chubb Corp.	19,032
200	Genworth Financial, Inc., Class A	6,916
102	Hartford Financial Services Group, Inc.	8,786
129	Prudential Financial, Inc.	9,456
126	Safeco Corp.	7,142
		59,682
	Media — 7.7%
382	Clear Channel Communications, Inc.	12,004
241	Comcast Corp., Class A (a)	6,260
156	Gannett Co., Inc.	9,455
777	Liberty Media Corp., Class A (a)	6,119
321	Time Warner, Inc.	5,600
189	Viacom, Inc., Class B (a)	6,148
		45,586
	Office Electronics — 1.1%
439	Xerox Corp. (a)	6,434
	Oil, Gas & Consumable Fuels — 11.1%
103	Burlington Resources, Inc.	8,887
201	Chevron Corp.	11,437
104	ConocoPhillips	6,063
204	Devon Energy Corp.	12,746
306	Exxon Mobil Corp.	17,210
85	Kinder Morgan, Inc.	7,843
28	Royal Dutch Shell PLC (Netherlands) ADR	1,746
		65,932

SHARES	SECURITY DESCRIPTION	VALUE
	Pharmaceuticals — 5.1%
36	Eli Lilly & Co.	$2,026
214	Johnson & Johnson	12,837
243	Pfizer, Inc.	5,660
207	Wyeth	9,546
		30,069
	Real Estate — 0.9%
174	Brookfield Properties Co. (Canada)	5,123
	Software — 1.9%
108	Computer Associates International, Inc.	3,042
313	Microsoft Corp.	8,185
		11,227
	Specialty Retail — 3.8%
84	AutoZone, Inc. (a)	7,661
93	Best Buy Co., Inc.	4,048
347	Gap, Inc. (The)	6,125
199	Limited Brands, Inc. (c)	4,436
		22,270
	Textiles, Apparel & Luxury Goods — 1.9%
199	V.F. Corp.	11,002
	Thrifts & Mortgage Finance — 6.6%
295	Freddie Mac	19,272
212	Golden West Financial Corp.	13,999
89	MGIC Investment Corp. (c)	5,838
		39,109
	Tobacco — 0.9%
72	Altria Group, Inc.	5,365
	Total Common Stocks (Cost $499,830)	586,880
	Short-Term Investment — 1.1% Investment Company — 1.1%
6,805	JPMorgan Prime Money Market Fund (b) (m) (Cost $6,805)	6,805

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 61

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned
	Investments of Cash Collateral for Securities Loaned — 2.1% Certificates of Deposits — 0.2%
$300	Credit Suisse First Boston FRN, 4.27%, 10/17/06	$300
575	Royal Bank of Canada FRN, 4.30%, 11/13/06	575
500	Wells Fargo Bank San Francisco 4.30%, 01/27/06	500
		1,375
	Commercial Paper — 0.1%
300	Morgan Stanley FRN, 4.33%, 04/17/06	300
	Corporate Notes — 0.5%
500	Alliance and Leister plc FRN, 4.33%, 01/30/07	500
300	American Express Credit Corporation FRN, 4.36%, 06/12/07	300
500	Bank of America FRN, 4.31%, 11/07/06	500
250	CDC Financial Products Inc. FRN, 4.35%, 01/30/06	250
501	General Electric Capital Corp. FRN, 4.30%, 05/12/06	501
350	Liberty Lighthouse U.S. Capital FRN, 4.34%, 10/24/06	350
501	Links Finance LLC FRN, 4.29%, 10/06/06	501
350	Sigma Finance, Inc. FRN, 4.37%, 10/24/07	350
		3,252
	Repurchase Agreements — 1.3%
1,204	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $1,205, collateralized by U.S. Government Agency Mortgages	1,204
2,400	Lehman Brothers Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $2,401, collateralized by U.S. Government Agency Mortgages	2,400

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — Continued
$2,000	Morgan Stanley, 4.27%, dated 12/30/05, due 01/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	$2,000
2,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
		7,604
	Total Investment of Cash Collateral for Securities Loaned (Cost $12,531)	12,531
	Total Investments — 102.5% (Cost $519,166)	$606,216
	Liabilities in Excess of Other Assets — (2.5)%	(15,049)
	Net Assets — 100.0%	$591,167

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 62

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Aerospace & Defense — 1.3%
409	United Technologies Corp.	$22,863
	Air Freight & Logistics — 1.0%
175	FedEx Corp.	18,104
	Auto Components — 0.5%
125	Johnson Controls, Inc.	9,114
	Beverages — 2.1%
762	Coca-Cola Co. (The)	30,709
320	Coca-Cola Enterprises, Inc.	6,127
		36,836
	Biotechnology — 1.7%
269	Amgen, Inc. (a)	21,186
59	Charles River Laboratories International, Inc. (a)	2,512
156	MedImmune, Inc. (a)	5,446
		29,144
	Capital Markets — 2.7%
71	Goldman Sachs Group, Inc.	9,016
373	Morgan Stanley	21,155
304	State Street Corp.	16,848
		47,019
	Chemicals — 2.8%
394	Air Products & Chemicals, Inc.	23,295
498	Praxair, Inc.	26,350
		49,645
	Commercial Banks — 5.1%
736	Bank of America Corp.	33,980
137	Compass Bancshares, Inc. (c)	6,618
119	Marshall & Ilsley Corp.	5,113
201	North Fork Bancorp, Inc.	5,492
561	U.S. Bancorp	16,783
347	Wells Fargo & Co.	21,804
		89,790

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment — 3.5%
663	Corning, Inc. (a)	$13,032
201	Juniper Networks, Inc. (a)	4,489
381	Motorola, Inc.	8,616
346	Nokia OYJ (Finland) ADR	6,325
451	QUALCOMM, Inc.	19,413
872	Tellabs, Inc. (a)	9,508
		61,383
	Computers & Peripherals — 3.6%
94	Apple Computer, Inc. (a)	6,726
360	Dell, Inc. (a)	10,806
649	EMC Corp. (a)	8,845
629	Hewlett-Packard Co.	18,012
221	International Business Machines Corp.	18,131
		62,520
	Consumer Finance — 1.0%
645	MBNA Corp.	17,511
	Diversified Financial Services — 5.3%
204	CIT Group, Inc.	10,584
1,412	Citigroup, Inc.	68,523
427	Lazard Ltd., Class A (Bermuda)	13,635
		92,742
	Diversified Telecommunication Services — 2.9%
609	AT&T, Inc.	14,915
660	Sprint Nextel Corp.	15,410
664	Verizon Communications, Inc.	19,986
		50,311
	Electric Utilities — 2.0%
211	Consolidated Edison, Inc. (c)	9,785
463	Northeast Utilities (c)	9,118
835	Xcel Energy, Inc. (c)	15,422
		34,325
	Energy Equipment & Services — 1.3%
194	Halliburton Co. (c)	12,020
301	Weatherford International Ltd. (a)	10,893
		22,913

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 63

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Food & Staples Retailing — 1.0%
298	Sysco Corp.	$9,257
158	Wal-Mart Stores, Inc.	7,392
		16,649
	Food Products — 0.8%
304	Kellogg Co.	13,135
	Health Care Equipment & Supplies — 2.1%
70	Bausch & Lomb, Inc.	4,772
223	Baxter International, Inc.	8,400
168	Boston Scientific Corp. (a)	4,119
217	Medtronic, Inc.	12,464
138	St. Jude Medical, Inc. (a)	6,902
		36,657
	Health Care Providers & Services — 3.0%
149	Aetna, Inc.	14,082
109	HCA, Inc.	5,488
131	McKesson Corp.	6,782
172	Medco Health Solutions, Inc. (a)	9,574
216	WellPoint, Inc. (a)	17,209
		53,135
	Hotels, Restaurants & Leisure — 1.7%
116	Carnival Corp. (Panama)	6,220
234	Hilton Hotels Corp.	5,637
335	McDonald's Corp.	11,296
91	Starwood Hotels & Resorts Worldwide, Inc.	5,824
		28,977
	Household Durables — 1.0%
149	Lennar Corp., Class A	9,076
96	Mohawk Industries, Inc. (a) (c)	8,341
		17,417
	Household Products — 1.6%
489	Procter & Gamble Co.	28,314

SHARES	SECURITY DESCRIPTION	VALUE
	Industrial Conglomerates — 6.8%
107	3M Co.	$8,325
2,220	General Electric Co.	77,799
1,156	Tyco International Ltd. (Bermuda)	33,357
		119,481
	Insurance — 5.0%
410	AMBAC Financial Group, Inc.	31,592
581	Genworth Financial, Inc., Class A	20,081
157	Hartford Financial Services Group, Inc.	13,456
340	Marsh & McLennan Cos., Inc.	10,798
277	RenaissanceRe Holdings Ltd. (Bermuda) (c)	12,207
		88,134
	Internet & Catalog Retail — 0.9%
374	eBay, Inc. (a)	16,196
	IT Services — 0.9%
162	Affiliated Computer Services, Inc., Class A (a) (c)	9,568
77	Infosys Technologies Ltd. (India) ADR (c)	6,186
		15,754
	Machinery — 1.0%
254	Eaton Corp.	17,051
	Media — 4.0%
219	E.W. Scripps Co., Class A (c)	10,504
207	Gannett Co., Inc. (c)	12,531
1,069	News Corp., Class A	16,621
910	Viacom, Inc., Class B (a)	29,650
		69,306
	Metals & Mining — 0.2%
119	Alcoa, Inc.	3,518
	Multi-Utilities — 1.7%
261	Dominion Resources, Inc. (c)	20,119
226	SCANA Corp.	8,880
		28,999

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 64

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Multiline Retail — 2.1%
500	Kohl's Corp. (a)	$24,294
218	Target Corp.	11,999
		36,293
	Oil, Gas & Consumable Fuels — 7.7%
36	Anadarko Petroleum Corp.	3,411
107	Apache Corp.	7,361
339	Chevron Corp.	19,234
247	ConocoPhillips	14,363
148	EOG Resources, Inc.	10,887
957	Exxon Mobil Corp.	53,738
160	Occidental Petroleum Corp.	12,785
228	Valero Energy Corp.	11,744
		133,523
	Pharmaceuticals — 6.2%
59	Barr Pharmaceuticals, Inc. (a)	3,644
314	Eli Lilly & Co. (c)	17,757
359	Johnson & Johnson	21,552
226	Merck & Co., Inc.	7,179
891	Pfizer, Inc.	20,768
159	Sepracor, Inc. (a) (c)	8,195
627	Wyeth	28,864
		107,959
	Real Estate — 0.7%
303	Host Marriott Corp. REIT (c)	5,734
149	Prologis REIT	6,966
		12,700
	Road & Rail — 0.9%
168	CSX Corp.	8,554
175	Norfolk Southern Corp.	7,859
		16,413
	Semiconductors & Semiconductor Equipment — 2.7%
422	Altera Corp. (a) (c)	7,825
144	Broadcom Corp., Class A (a)	6,766
439	Intel Corp.	10,963
299	Linear Technology Corp.	10,778

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investments
	Semiconductors & Semiconductor Equipment — Continued
147	Maxim Integrated Products, Inc.	$5,313
618	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) ADR	6,123
		47,768
	Software — 3.4%
1,635	Microsoft Corp.	42,754
1,340	Oracle Corp. (a)	16,362
		59,116
	Specialty Retail — 2.5%
115	Abercrombie & Fitch Co.	7,483
223	Home Depot, Inc.	9,015
204	Lowe's Cos., Inc.	13,619
609	Staples, Inc.	13,821
		43,938
	Textiles, Apparel & Luxury Goods — 1.1%
171	Coach, Inc. (a)	5,710
158	Nike, Inc., Class B	13,683
		19,393
	Thrifts & Mortgage Finance — 1.4%
209	Countrywide Financial Corp.	7,138
251	Freddie Mac	16,420
		23,558
	Tobacco — 2.4%
558	Altria Group, Inc.	41,674
	Total Common Stocks (Cost $1,410,418)	1,739,278
	Short-Term Investments — 0.9%
	Investment Company — 0.8%
13,890	JPMorgan Prime Money Market Fund (b) (m) (Cost $13,890)	13,890

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 65

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — continued
	U.S. Treasury Obligations — 0.1%
$2,000	U.S. Treasury Notes 3.00%, 12/31/06 (k) (Cost $1,973)	$1,972
	Total Short-Term Investments (Cost $15,863)	15,862
	Investments Of Cash Collateral On Securites Loaned — 6.0% Certificates of Deposits — 1.1%
$5,000	Credit Suisse First Boston FRN, 4.27%, 10/17/06	5,000
5,499	Manufacturers And Traders 4.36%, 09/26/06	5,499
5,000	Royal Bank of Canada FRN, 4.30%, 11/13/06	5,000
4,000	Wells Fargo Bank San Francisco 4.30%, 01/27/06	4,000
		19,499
	Commercial Papers — 0.5%
3,970	HSBC Finance Corp. 4.35%, 02/01/06	3,970
5,500	Morgan Stanley FRN, 4.33%, 04/17/06	5,500
		9,470
	Corporate Notes — 2.3%
4,000	Alliance and Leister plc FRN, 4.33%, 01/30/07	4,000
4,100	Bank of America FRN, 4.31%, 11/07/06	4,100
6,000	CDC Financial Products, Inc. FRN, 4.35%, 01/30/06	6,000
3,903	HBOS Treasury Services plc FRN, 4.55%, 06/30/06	3,904

SHARES	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned
	Corporate Notes — Continued
$5,000	K2(USA) LLC FRN, 4.35%, 02/15/06	$5,000
5,000	Landsbanki Islands HF FRN, 4.45%, 01/30/07	5,000
1,211	Liberty Lighthouse U.S. Capital FRN, 4.34%, 10/24/06	1,211
4,999	Links Finance LLC FRN, 4.37%, 10/15/07	4,999
4,999	Sigma Finance Inc. FRN, 4.37%, 10/24/07	4,999
		39,213
	Repurchase Agreements — 2.1%
3,899	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $3,901, collateralized by U.S. Government Agency Mortgages	3,899
13,000	Lehman Brothers Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $13,006, collateralized by U.S. Government Agency Mortgages	13,000
20,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $20,009, collateralized by U.S. Government Agency Mortgages	20,000
		36,899
	Total Investments of Cash Collateral for Securities Loaned (Cost $105,081)	105,081
	Total Investments — 106.5% (Cost $1,531,362)	1,860,221
	Liabilities in Excess of Other Assets — (6.5)%	(113,932)
	Net Assets — 100.0%	$1,746,289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 66

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
45	S&P 500 Index	March, 2006	$14,117	$(167)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 67

JPMorgan Funds

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(CONTINUED)

ADR  American Depositary Receipt

CDI  Certificate of Interbank Deposits

FHLMC  Freddie Mac

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

GDR  Global Depositary Receipt

IF  Inverse Floaters

IO  Interest Only

PO  Principal Only

REIT  Real Estate Investment Trust

RNC  Risparmio Non-Convertible Savings Shares

STRIPS  Separate Trading of Registered Interest and Principal Securities.

SUB  Step Up Bond

TBA  To be announced

VAR  Variable

(a)  Non-income producing security.

(b)  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)  Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)  All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)  Amount rounds to less than 0.1%.

(h)  Amount rounds to less than one thousand.

(i)  Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)  Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)  The rate shown is the effective yield at the date of purchase.

FOREIGN CURRENCIES:

AUD  Australian Dollar.

CHF  Swiss Franc.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

JPY  Japanese Yen.

NOK  Norwegian Krone.

SEK  Swedish Krona.

SGD  Singapore Dollar.

USD  United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 68

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan U.S. Equity Large Cap Funds 69

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Diversified Fund	Growth and Income Fund	U.S. Equity Fund
ASSETS
Investments in non-affiliates, at value	$557,090		$768,041	$599,411	$1,846,331
Investments in affiliates, at value	740		13,315	6,805	13,890
Total investment securities, at value	557,830		781,356	606,216	1,860,221
Cash	18		11,040	31	3,086
Foreign currency, at value	—		1,960	—	—
Receivables:
Investment securities sold	2,324		53,680	1,724	—
Fund shares sold	772		1,982	1,201	633
Interest and dividends	770		2,472	758	3,145
Tax reclaims	—		97	—	—
Variation margin on futures contracts	—		565	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—		152	—	—
Unrealized appreciation on open swap contracts	—		990	—	—
Prepaid expenses and other assets	39		85	—	165
Total Assets	561,753		854,379	609,930	1,867,250
LIABILITIES
Payables:
Investment securities purchased	2,332		103,830	3,768	—
Collateral for securities lending program	32,020		24,319	12,531	105,081
Fund shares redeemed	97		3,278	1,681	14,599
Variation margin on futures contracts	6		—	—	58
Unrealized depreciation on forward foreign currency exchange contracts	—		134	—	—
Outstanding options written, at fair value	—		1,469	—	—
Unrealized depreciation on open swap contracts	—		1,243	—	—
Accrued liabilities:
Investment advisory fees	114		174	204	610
Administration fees	17		54	50	94
Shareholder servicing fees	46		86	127	299
Distribution fees	—	(b)	121	147	62
Custodian and accounting fees	13		43	11	32
Trustees' fees	4		9	39	15
Other	150		78	205	111
Total Liabilities	34,799		134,838	18,763	120,961
NET ASSETS	$526,954		$719,541	$591,167	$1,746,289

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 70

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Diversified Fund	Growth and Income Fund	U.S. Equity Fund
NET ASSETS
Paid in capital	$830,096	$664,033	$505,235	$1,444,227
Accumulated undistributed (distributions in excess of) net investment income	39	(279)	(39)	347
Accumulated net realized gains (losses) from investments, futures, foreign exchange transactions, written options, and swaps	(434,682)	(56,880)	(1,079)	(26,977)
Net unrealized appreciation (depreciation) from investments, futures, foreign exchange translations, written options, and swaps	131,501	112,667	87,050	328,692
Total Net Assets	$526,954	$719,541	$591,167	$1,746,289

Net Assets:
Class A	$957	$149,015	$543,010	$151,595
Class B	$—	$128,985	$38,820	$35,022
Class C	$—	$5,314	$5,645	$10,257
Select Class	$90,359	$126,285	$3,692	$1,340,801
Institutional Class	$310,294	$309,942	$—	$208,614
Ultra	$125,344	$—	$—	$—
Total	$526,954	$719,541	$591,167	$1,746,289

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	63	10,617	16,185	13,789
Class B	—	9,195	1,178	3,214
Class C	—	379	177	941
Select Class	5,960	8,984	107	122,128
Institutional Class	20,483	22,065	—	18,993
Ultra	8,273	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 71

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Diversified Fund	Growth and Income Fund	U.S. Equity Fund
NET ASSET VALUE
Class A - Redemption price per share	$15.14	$14.04	$33.55	$10.99
Class B - Offering price per share (a)	$—	$14.03	$32.95	$10.90
Class C - Offering price per share (a)	$—	$14.03	$31.81	$10.90
Select Class - Offering and redemption price per share	$15.16	$14.06	$34.55	$10.98
Institution Class - Offering and redemption price per share	$15.15	$14.05	$—	$10.98
Ultra - Offering and redemption price per share	$15.15	$—	$—	$—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$15.98	$14.82	$35.41	$11.60
Cost of investments	$426,318	$669,594	$519,166	$1,531,362
Cost of foreign currency	$—	$1,961	$—	$—
Market value of securities on loan	$31,308	$23,715	$12,278	$102,672
Premiums received from options written	$—	$1,807	$—	$—

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 72

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Disciplined Equity Fund	Diversified Fund	Growth and Income Fund	U.S. Equity Fund
INVESTMENT INCOME
Dividend income	$9,263	$8,981	$9,241	$28,416
Dividend income from affiliates (a)	156	631	157	597
Interest income	16	10,219	— (b)	93
Income from securities lending (net)	3	31	4	135
Allocated investment income from portfolio**	—	—	2,582	—
Foreign taxes withheld	—	(178)	(9)	—
Allocated expenses from portfolio**	—	—	(670)	—
Total investment income	9,438	19,684	11,305	29,241
EXPENSES
Investment advisory fees	1,339	3,886	1,939	6,739
Administrative fees	599	778	628	1,808
Distribution fees	4	1,362	1,828	726
Shareholder servicing fees	533	1,334	1,557	3,988
Custodian and accounting fees	46	232	25	38
Interest expense	1	3	— (b)	6
Professional fees	59	97	35	65
Trustees' fees	6	11	14	20
Printing and mailing costs	62	102	135	77
Registration and filing fees	91	20	50	36
Transfer agent fees	63	445	1,084	669
Other	12	19	12	58
Total expenses	2,815	8,289	7,307	14,230
Less amounts waived	(400)	(1,291)	(2)	(442)
Less earnings credits	(2)	(9)	— (b)	(2)
Less expense reimbursements	(2)	—	(2)	—
Less reimbursement for legal matters	—	(1)	—	(17)
Net expenses	2,411	6,988	7,303	13,769
Net investment income (loss)	7,027	12,696	4,002	15,472

  (b)  Amount rounds to less than $1,000.

  **  See Note 11 Reorganization.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 73

JPMorgan Funds

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE YEAR ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Disciplined Equity Fund	Diversified Fund	Growth and Income Fund	U.S. Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	$30,611	$26,264	$24,266	$83,208
Allocated from portfolio**	—	—	21,124	—
Options written	—	1,035	—	—
Futures	238	(685)	—	206
Swaps		802
Foreign currency transactions	—	(76)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(17,023)	(9,702)	2,960	(36,725)
Allocated from portfolio**	—	—	(30,987)	—
Options written	—	412	—	—
Futures	(82)	773	—	(491)
Swaps	—	(375)	—	—
Foreign currency translations	—	241	—	—
Net realized/ unrealized gains (losses)	13,744	18,689	17,363	46,198
Change in net assets resulting from operations	$20,771	$31,385	$21,365	$61,670
(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$9	$38	$10	$45

  **  See Note 11 Reorganization.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 74

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Diversified Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,027	$7,870	$12,696	$7,884
Net realized gain (loss) on investments, options written, futures, swaps and foreign currency transactions	30,849	66,828	27,340	43,032
Change in net unrealized appreciation (depreciation) of investments, options written, futures, swaps and foreign currency translations	(17,105)	(18,831)	(8,651)	(9,841)
Change in net assets resulting from operations	20,771	55,867	31,385	41,075
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(13)	(19)	(2,505)	(640)
Class B Shares
From net investment income	—	—	(1,739)	(113)
Class C Shares
From net investment income	—	—	(69)	(6)
Select Class Shares
From net investment income	(948)	(1,039)	(2,733)	(2,447)
Institutional Class Shares
From net investment income	(4,102)	(5,016)	(6,568)	(5,289)
Ultra Shares
From net investment income	(1,987)	(1,704)	—	—
Total distributions to shareholders	(7,050)	(7,778)	(13,614)	(8,495)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	(12,353)	(128,012)	248,977	(61,526)
NET ASSETS
Change in net assets	1,368	(79,923)	266,748	(28,946)
Beginning of period	525,586	605,509	452,793	481,739
End of period	$526,954	$525,586	$719,541	$452,793
Accumulated undistributed (distributions in excess of) net investment income	$39	$75	$(279)	$358

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 75

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Growth and Income Fund		U.S. Equity Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,002	$5,196	$15,472	$4,773
Net realized gain (loss) on investments, options written, futures, swaps and foreign currency transactions	45,390	122,702	83,414	31,484
Change in net unrealized appreciation (depreciation) of investments, options written, futures, swaps and foreign currency translations	(28,027)	(41,816)	(37,216)	14,280
Change in net assets resulting from operations	21,365	86,082	61,670	50,537
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(4,090)	(4,573)	(1,037)	(332)
From net realized gains	(6,945)	—	(2,178)	—
Class B Shares
From net investment income	(97)	(198)	(72)	(44)
From net realized gains	(524)	—	(512)	—
Class C Shares
From net investment income	(18)	(23)	(22)	(8)
From net realized gains	(76)	—	(147)	—
Select Class Shares
From net investment income	(31)	(17)	(12,383)	(2,980)
From net realized gains	(44)	—	(19,334)	—
Institutional Class Shares
From net investment income	—	—	(2,081)	(890)
From net realized gains	—	—	(3,118)	—
Total distributions to shareholders	(11,825)	(4,811)	(40,884)	(4,254)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	(90,039)	(103,101)	1,240,007	(32,923)
NET ASSETS
Change in net assets	(80,499)	(21,830)	1,260,793	13,360
Beginning of period	671,666	693,496	485,496	472,136
End of period	$591,167	$671,666	$1,746,289	$485,496
Accumulated undistributed (distributions in excess of) net investment income	$(39)	$194	$347	$470

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 76

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Diversified Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$237	$358	$29,206	$3,376
Shares issued in connection with Fund reorganization (Note 10)	—	—	115,144	—
Dividends reinvested	13	19	2,368	543
Cost of shares redeemed	(1,128)	(603)	(44,295)	(10,346)
Change in net assets from Class A capital transactions	$(878)	$(226)	$102,423	$(6,427)
Class B Shares:
Proceeds from shares issued	$—	$—	$4,774	$1,442
Shares issued in connection with Fund reorganization (Note 10)	—	—	160,005	—
Dividends reinvested	—	—	1,651	101
Cost of shares redeemed	—	—	(54,567)	(3,311)
Change in net assets from Class B capital transactions	$—	—	$111,863	$(1,768)
Class C Shares:
Proceeds from shares issued	$—	$—	$928	$103
Shares issued in connection with Fund reorganization (Note 10)	—	—	5,797	—
Dividends reinvested	—	—	58	3
Cost of shares redeemed	—	—	(2,396)	(95)
Change in net assets from Class C capital transactions	$—	$—	$4,387	$11
Select Class Shares:
Proceeds from shares issued	$69,232	$28,259	$19,395	$14,492
Shares issued in connection with Fund reorganization (Note 10)	—	—	26,208	—
Dividends reinvested	606	801	2,276	2,339
Cost of shares redeemed	(60,696)	(34,509)	(61,278)	(28,997)
Change in net assets from Select Class capital transactions	$9,142	$(5,449)	$(13,399)	$(12,166)
Institutional Class Shares:
Proceeds from shares issued	$87,042	$62,218	$96,176	$100,776
Dividends reinvested	3,115	3,964	5,309	4,409
Cost of shares redeemed	(128,888)	(174,739)	(57,782)	(146,361)
Change in net assets from Institutional Class capital transactions	$(38,731)	$(108,557)	$43,703	$(41,176)
Ultra Shares:
Proceeds from shares issued	$6,307	$29,330	$—	$—
Subscriptions in-kind (Note 12)	60,292	—	—	—
Dividends reinvested	1,987	1,696	—	—
Cost of shares redeemed	(50,472)	(44,806)	—	—
Change in net assets from Ultra capital transactions	$18,114	$(13,780)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 77

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Growth and Income Fund		U.S. Equity Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$28,180	$18,245	$23,164	$16,959
Shares issued in connection with Fund reorganization (Note 10)	—	—	136,622	—
Dividends reinvested	10,258	4,224	2,710	226
Cost of shares redeemed	(105,389)	(103,474)	(65,496)	(19,079)
Change in net assets from Class A capital transactions	$(66,951)	$(81,005)	$97,000	$(1,894)
Class B Shares:
Proceeds from shares issued	$2,892	$1,911	$2,296	$902
Shares issued in connection with Fund reorganization (Note 10)	—	—	22,989	—
Dividends reinvested	566	179	498	34
Cost of shares redeemed	(28,287)	(23,489)	(15,621)	(7,934)
Change in net assets from Class B capital transactions	$(24,829)	$(21,399)	$10,162	$(6,998)
Class C Shares:
Proceeds from shares issued	$523	$589	$1,621	$111
Shares issued in connection with Fund reorganization (Note 10)	—	—	7,589	—
Dividends reinvested	87	20	132	4
Cost of shares redeemed	(1,080)	(1,305)	(3,500)	(1,320)
Change in net assets from Class C capital transactions	$(470)	$(696)	$5,842	$(1,205)
Select Class Shares:
Proceeds from shares issued	$3,325	$649	$114,929	$55,489
Shares issued in connection with Fund reorganization (Note 10)	—	—	1,460,091	—
Dividends reinvested	30	16	14,054	2,447
Cost of shares redeemed	(1,144)	(666)	(605,409)	(60,843)
Change in net assets from Select Class capital transactions	$2,211	$(1)	$983,665	$(2,907)
Institutional Class Shares:
Proceeds from shares issued	$—	$—	$201,825	$18,193
Dividends reinvested	—	—	1,535	573
Cost of shares redeemed	—	—	(60,022)	(38,685)
Change in net assets from Institutional Class capital transactions	$—	$—	$143,338	$(19,919)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 78

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Diversified Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	16	26	2,138	260
Shares issued in connection with Fund reorganization (Note 10)	—	—	8,425	—
Reinvested	1	1	172	41
Redeemed	(79)	(44)	(3,229)	(786)
Change in Class A Shares	(62)	(17)	7,506	(485)
Class B Shares
Issued	—	—	353	111
Shares issued in connection with Fund reorganization (Note 10)	—	—	11,714	—
Reinvested	—	—	121	8
Redeemed	—	—	(3,987)	(256)
Change in Class B Shares	—	—	8,201	(137)
Class C Shares
Issued	—	—	68	8
Shares issued in connection with Fund reorganization (Note 10)	—	—	424	—
Reinvested	—	—	5	— (a)
Redeemed	—	—	(175)	(7)
Change in Class C Shares	—	—	322	1
Select Class Shares
Issued	4,750	2,055	1,420	1,111
Shares issued in connection with Fund reorganization (Note 10)	—	—	1,915	—
Reinvested	41	56	165	177
Redeemed	(4,193)	(2,485)	(4,478)	(2,215)
Change in Select Class Shares	598	(374)	(978)	(927)
Institutional Class Shares
Issued	5,987	4,517	7,118	7,615
Reinvested	210	281	385	335
Redeemed	(8,818)	(12,669)	(4,262)	(11,081)
Change in Institutional Class Shares	(2,621)	(7,871)	3,241	(3,131)
Ultra Shares
Issued	427	2,113	—	—
Subscriptions in-kind (Note 12)	4,161	—	—	—
Reinvested	134	121	—	—
Redeemed	(3,402)	(3,292)	—	—
Change in Ultra Shares	1,320	(1,058)	—	—

  (a)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 79

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Growth and Income Fund		U.S. Equity Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	857	602	2,143	1,658
Shares issued in connection with Fund reorganization (Note 10)	—	—	12,622	—
Reinvested	304	137	243	21
Redeemed	(3,192)	(3,419)	(6,033)	(1,848)
Change in Class A Shares	(2,031)	(2,680)	8,975	(169)
Class B Shares
Issued	90	64	214	89
Shares issued in connection with Fund reorganization (Note 10)	—	—	2,143	—
Reinvested	17	6	45	3
Redeemed	(876)	(790)	(1,458)	(785)
Change in Class B Shares	(769)	(720)	944	(693)
Class C Shares
Issued	17	20	147	11
Shares issued in connection with Fund reorganization (Note 10)	—	—	707	—
Reinvested	3	1	12	— (a)
Redeemed	(35)	(46)	(327)	(130)
Change in Class C Shares	(15)	(25)	539	(119)
Select Class Shares
Issued	97	20	10,658	5,417
Shares issued in connection with Fund reorganization (Note 10)	—	—	135,084	—
Reinvested	1	1	1,260	232
Redeemed	(33)	(20)	(55,838)	(5,906)
Change in Select Class Shares	65	1	91,164	(257)
Institutional Class Shares
Issued	—	—	18,646	1,772
Reinvested	—	—	139	55
Redeemed	—	—	(5,593)	(3,588)
Change in Institutional Class Shares	—	—	13,192	(1,761)

  (a)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 80

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan U.S. Equity Large Cap Funds 81

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Net asset value, end of period	Total return (excludes sales charge) (e)(l)
DISCIPLINED EQUITY FUND
Year Ended 12/31/05	$14.78	0.13	(d)	0.36	0.49	(0.13)	—	—		(0.13)	$15.14	3.33%
Year Ended 12/31/04	$13.50	0.13		1.30	1.43	(0.15)	—	—		(0.15)	$14.78	10.64%
Year Ended 12/31/03	$10.54	0.05		2.99	3.04	(0.08)	—	—	(k)	(0.08)	$13.50	28.96%
Year Ended 12/31/02	$14.17	0.07	(d)	(3.62)	(3.55)	(0.08)	—	—		(0.08)	$10.54	(25.07%)
9/28/01(a) to 12/31/01	$12.85	0.01	(d)	1.39	1.40	(0.08)	—	—		(0.08)	$14.17	10.93%
DIVERSIFIED FUND
Year Ended 12/31/05	$13.73	0.23	(d)	0.32	0.55	(0.24)	—	—		(0.24)	$14.04	4.04%
Year Ended 12/31/04	$12.79	0.17	(d)	0.96	1.13	(0.19)	—	—		(0.19)	$13.73	8.94%
3/24/03(a) Through 12/31/03	$10.77	0.09	(d)	2.06	2.15	(0.13)	—	—		(0.13)	$12.79	20.00%
GROWTH AND INCOME FUND
Year Ended 12/31/05	$33.00	0.23	(d)	0.99	1.22	(0.24)	(0.43)	—		(0.67)	$33.55	3.72%
Year Ended 12/31/04	$29.18	0.25	(d)	3.81	4.06	(0.24)	—	—		(0.24)	$33.00	13.98%
Year Ended 12/31/03	$23.31	0.21	(d)	5.88	6.09	(0.22)	—	—		(0.22)	$29.18	26.27%
Year Ended 12/31/02	$28.83	0.21	(d)	(5.31)	(5.10)	(0.21)	(0.21)	—		(0.42)	$23.31	(17.81%)
11/1/01 Through 12/31/01(b)	$26.95	0.03		1.88	1.91	(0.03)	—	—		(0.03)	$28.83	7.09%
Year Ended 10/31/01	$40.71	0.19		(8.04)	(7.85)	(0.21)	(5.70)	—		(5.91)	$26.95	(21.50%)
U.S. EQUITY FUND(g)
Year Ended 12/31/05	$10.99	0.07	(d)	0.16	0.23	(0.07)	(0.16)	—		(0.23)	$10.99	2.11%
Year Ended 12/31/04	$10.01	0.08	(d)	0.97	1.05	(0.07)	—	—		(0.07)	$10.99	10.50%
Year Ended 12/31/03	$7.61	0.04	(d)	2.41	2.45	(0.05)	—	—		(0.05)	$10.01	32.32%
Year Ended 12/31/02	$10.45	0.03		(2.84)	(2.81)	(0.03)	—	—		(0.03)	$7.61	(26.89%)
6/1/01 through 12/31/01(c)	$11.16	0.02	(d)	(0.69)	(0.67)	(0.02)	(0.02)	—		(0.04)	$10.45	(5.96%)
9/15/00(a) through 05/31/01	$12.86	0.03		(1.72)	(1.69)	(0.01)	—	—		(0.01)	$11.16	(13.10%)

  (a)  Commencement of offering of class of shares.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Not annualized for periods less than one year.

  (f)  Annualized for periods less than one year.

  (g)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

  (j)  Prior to September 10, 2001, the U.S. Equity Fund Invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.

  (k)  Amount less than $0.01.

  (l)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 82

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (thousands)	Net expenses	Net investment income (Loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (e)
DISCIPLINED EQUITY FUND
Year Ended 12/31/05	$957	0.87%	0.87%	1.04%		44%
Year Ended 12/31/04	$1,847	0.95%	1.01%	1.67%		49%
Year Ended 12/31/03	$2,000	0.95%	0.74%	2.31%		77%
Year Ended 12/31/02	$2,000	0.95%	0.60%	2.23%		74%
9/28/01(a) to 12/31/01	$2,000	0.95%	0.42%	11.02	%(h)	33%
DIVERSIFIED FUND
Year Ended 12/31/05	$149,015	1.14%	1.65%	1.30%		214%
Year Ended 12/31/04	$42,711	1.25%	1.32%	1.63%		242%
3/24/03(a) Through 12/31/03	$46,000	1.25%	1.04%	1.70%		210%
GROWTH AND INCOME FUND
Year Ended 12/31/05	$543,010	1.24%	0.68%	1.24%		41	%(i)
Year Ended 12/31/04	$601,100	1.30%	0.84%	1.41%		44	%(i)
Year Ended 12/31/03	$610,000	1.30%	0.83%	1.45%		37	%(i)
Year Ended 12/31/02	$615,000	1.30%	0.81%	1.44%		70	%(i)
11/1/01 Through 12/31/01(b)	$876,000	1.30%	0.62%	1.30%		0	%(i)
Year Ended 10/31/01	$833,000	1.30%	0.59%	1.32%		12	%(i)
U.S. EQUITY FUND(g)
Year Ended 12/31/05	$151,595	1.04%	0.69%	1.07%		83%
Year Ended 12/31/04	$52,893	1.05%	0.80%	1.46%		82%
Year Ended 12/31/03	$50,000	1.05%	0.50%	1.54%		101%
Year Ended 12/31/02	$29,000	1.05%	0.30%	1.44%		83%
6/1/01 through 12/31/01(c)	$54,000	1.05%	0.30%	1.44%		48	%(j)
9/15/00(a) through 05/31/01	$3,000	1.05%	0.22%	7.05	%(h)	81	%(j)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 83

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
DIVERSIFIED FUND
Year Ended 12/31/05	$13.72	0.16	(d)	0.32	0.48	(0.17)	—	(0.17)	$14.03	3.49%
Year Ended 12/31/04	$12.79	0.08	(d)	0.96	1.04	(0.11)	—	(0.11)	$13.72	8.16%
3/24/03(a) Through 12/31/03	$10.77	0.03	(d)	2.06	2.09	(0.07)	—	(0.07)	$12.79	19.42%
GROWTH AND INCOME FUND
Year Ended 12/31/05	$32.41	0.05	(d)	0.99	1.04	(0.07)	(0.43)	(0.50)	$32.95	3.21%
Year Ended 12/31/04	$28.67	0.10	(d)	3.73	3.83	(0.09)	—	(0.09)	$32.41	13.38%
Year Ended 12/31/03	$22.91	0.08	(d)	5.78	5.86	(0.10)	—	(0.10)	$28.67	25.66%
Year Ended 12/31/02	$28.32	0.08	(d)	(5.21)	(5.13)	(0.07)	(0.21)	(0.28)	$22.91	(18.21%)
11/1/01 Through 12/31/01(b)	$26.48	0.01		1.83	1.84	—	—	—	$28.32	6.95%
Year Ended 10/31/01	$40.09	0.02		(7.89)	(7.87)	(0.04)	(5.70)	(5.74)	$26.48	(21.90%)
U.S. EQUITY FUND
Year Ended 12/31/05	$10.90	0.02	(d)	0.16	0.18	(0.02)	(0.16)	(0.18)	$10.90	1.62%
Year Ended 12/31/04	$9.95	—	(d)(e)	0.97	0.97	(0.02)	—	(0.02)	$10.90	9.74%
Year Ended 12/31/03	$7.58	(0.02	)(d)	2.39	2.37	— (e)	—	— (e)	$9.95	31.29%
Year Ended 12/31/02	$10.43	(0.04)		(2.81)	(2.85)	—	—	—	$7.58	(27.31%)
9/10/01(a) Through 12/31/01(c)	$9.67	(0.01	)(d)	0.79	0.78		(0.02)	(0.02)	$10.43	8.07%

  (a)  Commencement of offering of class of shares.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount less than $0.01.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 84

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (thousands)	Net expenses	Net investment income (Loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (g)
DIVERSIFIED FUND
Year Ended 12/31/05	$128,985	1.65%	1.16%	1.79%	214%
Year Ended 12/31/04	$13,641	1.93%	0.63%	2.13%	242%
3/24/03(a) Through 12/31/03	$14,000	1.93%	0.35%	2.20%	210%
GROWTH AND INCOME FUND
Year Ended 12/31/05	$38,820	1.74%	0.16%	1.74%	41	%(h)
Year Ended 12/31/04	$63,113	1.80%	0.32%	1.91%	44	%(h)
Year Ended 12/31/03	$76,000	1.80%	0.32%	2.00%	37	%(h)
Year Ended 12/31/02	$85,000	1.80%	0.30%	1.95%	70	%(h)
11/1/01 Through 12/31/01(b)	$180,000	1.80%	0.12%	1.80%	0	%(h)
Year Ended 10/31/01	$185,000	1.80%	0.10%	1.82%	12	%(h)
U.S. EQUITY FUND
Year Ended 12/31/05	$35,022	1.56%	0.16%	1.58%	83%
Year Ended 12/31/04	$24,746	1.75%	0.03%	1.97%	82%
Year Ended 12/31/03	$29,000	1.75%	(0.20%)	2.04%	101%
Year Ended 12/31/02	$11,000	1.75%	(0.40%)	1.93%	83%
9/10/01(a) Through 12/31/01(c)	$19,000	1.75%	(0.40%)	1.85%	48%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 85

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
DIVERSIFIED FUND
Year Ended 12/31/05	$13.72	0.16	(d)	0.32	0.48	(0.17)	—	(0.17)	$14.03	3.50%
Year Ended 12/31/04	$12.80	0.08	(d)	0.95	1.03	(0.11)	—	(0.11)	$13.72	8.10%
3/24/03(a) Through 12/31/03	$10.77	0.03	(d)	2.07	2.10	(0.07)	—	(0.07)	$12.80	19.48%
GROWTH AND INCOME FUND
Year Ended 12/31/05	$31.33	0.06	(d)	0.95	1.01	(0.10)	(0.43)	(0.53)	$31.81	3.21%
Year Ended 12/31/04	$27.74	0.10	(d)	3.60	3.70	(0.11)	—	(0.11)	$31.33	13.38%
Year Ended 12/31/03	$22.19	0.08	(d)	5.59	5.67	(0.12)	—	(0.12)	$27.74	25.64%
Year Ended 12/31/02	$27.47	0.08	(d)	(5.06)	(4.98)	(0.09)	(0.21)	(0.30)	$22.19	(18.21%)
11/1/01 Through 12/31/01(b)	$25.68	0.01		1.78	1.79	—	—	—	$27.47	6.97%
Year Ended 10/31/01	$39.10	0.05		(7.70)	(7.65)	(0.07)	(5.70)	(5.77)	$25.68	(21.89%)
U.S. EQUITY FUND
Year Ended 12/31/05	$10.90	0.02	(d)	0.16	0.18	(0.02)	(0.16)	(0.18)	$10.90	1.64%
Year Ended 12/31/04	$9.95	—	(d)(e)	0.97	0.97	(0.02)	—	(0.02)	$10.90	9.74%
Year Ended 12/31/03	$7.58	(0.02	)(d)	2.39	2.37	— (e)	—	— (e)	$9.95	31.29%
Year Ended 12/31/02	$10.44	(0.05)		(2.81)	(2.86)	—	—	—	$7.58	(27.37%)
9/10/01(a) Through 12/31/01(c)	$9.67	(0.01	)(d)	0.80	0.79	—	(0.02)	(0.02)	$10.44	8.18%

  (a)  Commencement of offering of class of shares.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount less than $0.01.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 86

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (thousands)	Net expenses	Net investment income (Loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (g)
DIVERSIFIED FUND
Year Ended 12/31/05	$5,314	1.65%	1.15%	1.79%	214%
Year Ended 12/31/04	$786	1.93%	0.65%	2.13%	242%
3/24/03(a) Through 12/31/03	$1,000	1.93%	0.36%	2.20%	210%
GROWTH AND INCOME FUND
Year Ended 12/31/05	$5,645	1.74%	0.19%	1.74%	41	%(h)
Year Ended 12/31/04	$6,027	1.80%	0.34%	1.91%	44	%(h)
Year Ended 12/31/03	$6,000	1.80%	0.32%	2.00%	37	%(h)
Year Ended 12/31/02	$5,000	1.80%	0.31%	1.94%	70	%(h)
11/1/01 Through 12/31/01(b)	$7,000	1.80%	0.12%	1.80%	0	%(h)
Year Ended 10/31/01	$7,000	1.80%	0.09%	1.82%	12	%(h)
U.S. EQUITY FUND
Year Ended 12/31/05	$10,257	1.56%	0.17%	1.58%	83%
Year Ended 12/31/04	$4,376	1.75%	0.04%	1.96%	82%
Year Ended 12/31/03	$5,000	1.75%	(0.20%)	2.04%	101%
Year Ended 12/31/02	$1,000	1.75%	(0.42%)	1.93%	83%
9/10/01(a) Through 12/31/01(c)	$1,000	1.75%	(0.39%)	1.85%	48%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 87

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (g)(l)
DISCIPLINED EQUITY FUND(a)
Year Ended 12/31/05	$14.80	0.17	(e)	0.36	0.53	(0.17)	—	(0.17)	$15.16	3.61%
Year Ended 12/31/04	$13.51	0.18		1.30	1.48	(0.19)	—	(0.19)	$14.80	11.03%
Year Ended 12/31/03	$10.55	0.11		2.98	3.09	(0.13)	—	(0.13)	$13.51	29.45%
Year Ended 12/31/02	$14.19	0.10	(e)	(3.64)	(3.54)	(0.10)	—	(0.10)	$10.55	(24.98%)
6/1/01 to 12/31/01(b)	$15.70	0.05	(e)	(1.44)	(1.39)	(0.12)	—	(0.12)	$14.19	(8.88%)
Year Ended 5/31/01	$17.85	0.09		(1.94)	(1.85)	(0.11)	(0.19)	(0.30)	$15.70	(10.43%)
DIVERSIFIED FUND(a)
Year Ended 12/31/05	$13.75	0.25	(e)	0.33	0.58	(0.27)	—	(0.27)	$14.06	4.28%
Year Ended 12/31/04	$12.81	0.22	(e)	0.96	1.18	(0.24)	—	(0.24)	$13.75	9.28%
Year Ended 12/31/03	$10.76	0.16	(e)	2.07	2.23	(0.18)	—	(0.18)	$12.81	20.90%
Year Ended 12/31/02	$12.65	0.20	(e)	(1.87)	(1.67)	(0.22)	—	(0.22)	$10.76	(13.22%)
7/1/01 to 12/31/01(c)	$13.36	0.13	(e)	(0.52)	(0.39)	(0.32)	—	(0.32)	$12.65	(2.90%)
Year Ended 6/30/01	$15.15	0.35		(1.41)	(1.06)	(0.35)	(0.38)	(0.73)	$13.36	(7.01%)
GROWTH AND INCOME FUND
Year Ended 12/31/05	$33.96	0.37	(e)	1.01	1.38	(0.36)	(0.43)	(0.79)	$34.55	4.08%
Year Ended 12/31/04	$30.02	0.40	(e)	3.90	4.30	(0.36)	—	(0.36)	$33.96	14.42%
Year Ended 12/31/03	$23.98	0.32	(e)	6.05	6.37	(0.33)	—	(0.33)	$30.02	26.78%
Year Ended 12/31/02	$29.64	0.32	(e)	(5.46)	(5.14)	(0.31)	(0.21)	(0.52)	$23.98	(17.47%)
11/1/01 Through 12/31/01(d)	$27.72	0.05		1.93	1.98	(0.06)	—	(0.06)	$29.64	7.13%
Year Ended 10/31/01	$40.99	0.14		(7.53)	(7.39)	(0.18)	(5.70)	(5.88)	$27.72	(20.01%)

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split

  (b)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (c)  The Fund changed its fiscal year end from 6/30 to 12/31

  (d)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (e)  Calculated based upon average shares outstanding.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in the Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Disciplined Equity Portfolio.

  (i)  Amount rounds to less than one thousand.

  (j)  Prior to September 10, 2001, The Diversified Fund invested all of its investable assets in The Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Diversified Portfolio.

  (k)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

  (l)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 88

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
			Ratios to average net assets: (f)
	Net assets end of period (thousands)		Net expenses	Net investment income (Loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (g)
DISCIPLINED EQUITY FUND(a)
Year Ended 12/31/05	$90,359		0.60%	1.17%	0.68%	44%
Year Ended 12/31/04	$79,342		0.63%	1.37%	0.78%	49%
Year Ended 12/31/03	$78,000		0.67%	1.02%	0.80%	77%
Year Ended 12/31/02	$65,000		0.73%	0.77%	0.84%	74%
6/1/01 to 12/31/01(b)	$132,000		0.72%	0.56%	0.77%	33	%(h)
Year Ended 5/31/01	$128,000		0.77%	0.53%	0.77%	72	%(h)
DIVERSIFIED FUND(a)
Year Ended 12/31/05	$126,285		0.89%	1.86%	1.04%	214%
Year Ended 12/31/04	$136,990		0.91%	1.65%	1.11%	242%
Year Ended 12/31/03	$140,000		0.91%	1.42%	1.09%	210%
Year Ended 12/31/02	$270,000		0.91%	1.72%	1.08%	232%
7/1/01 to 12/31/01(c)	$343,000		0.93%	1.96%	1.03%	107	%(j)
Year Ended 6/30/01	$360,000		0.98%	2.42%	1.01%	185	%(j)
GROWTH AND INCOME FUND
Year Ended 12/31/05	$3,692		0.90%	1.09%	1.06%	41	%(k)
Year Ended 12/31/04	$1,426		0.90%	1.27%	2.31%	44	%(k)
Year Ended 12/31/03	$1,000		0.90%	1.22%	1.00%	37	%(k)
Year Ended 12/31/02	$—	(i)	0.90%	1.16%	1.56%	70	%(k)
11/1/01 Through 12/31/01(d)	$3,000		0.90%	1.02%	3.34%	0	%(k)
Year Ended 10/31/01	$3,000		0.89%	0.93%	2.07%	12	%(k)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 89

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (e)(g)
U.S. EQUITY FUND(a)
Year Ended 12/31/05	$10.97	0.10	(c)	0.17	0.27	(0.10)	(0.16)	(0.26)	$10.98	2.45%
Year Ended 12/31/04	$9.99	0.11	(c)	0.97	1.08	(0.10)	—	(0.10)	$10.97	10.80%
Year Ended 12/31/03	$7.61	0.07	(c)	2.39	2.46	(0.08)	—	(0.08)	$9.99	32.42%
Year Ended 12/31/02	$10.44	0.05		(2.83)	(2.78)	(0.05)	—	(0.05)	$7.61	(26.62%)
6/1/01 to 12/31/01(b)	$11.21	0.03	(c)	(0.68)	(0.65)	(0.04)	(0.08)	(0.12)	$10.44	(5.76%)
Year Ended 5/31/01	$12.66	0.05		(0.94)	(0.89)	(0.05)	(0.51)	(0.56)	$11.21	(7.10%)

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

  (b)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Annualized for periods less than one year.

  (e)  Not annualized for periods less than one year.

  (f)  Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.

  (g)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 90

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (thousands)	Net expenses	Net investment income (Loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
U.S. EQUITY FUND(a)
Year Ended 12/31/05	$1,340,801	0.78%	0.95%	0.81%	83%
Year Ended 12/31/04	$339,811	0.79%	1.04%	0.90%	82%
Year Ended 12/31/03	$312,000	0.79%	0.76%	0.92%	101%
Year Ended 12/31/02	$225,000	0.79%	0.57%	0.92%	83%
6/1/01 to 12/31/01(b)	$348,000	0.79%	0.44%	0.85%	48	%(f)
Year Ended 5/31/01	$312,000	0.79%	0.41%	0.79%	81	%(f)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 91

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Net asset value, end of period	Total return (g)(k)
DISCIPLINED EQUITY FUND
Year Ended 12/31/05	$14.78	0.19	(d)	0.37	0.56	(0.19)	—	—		(0.19)	$15.15	3.84%
Year Ended 12/31/04	$13.49	0.22		1.28	1.50	(0.21)	—	—		(0.21)	$14.78	11.23%
Year Ended 12/31/03	$10.55	0.18		2.92	3.10	(0.16)	—	—	(e)	(0.16)	$13.49	29.60%
Year Ended 12/31/02	$14.19	0.13	(d)	(3.63)	(3.50)	(0.14)	—	—		(0.14)	$10.55	(24.76%)
6/1/01 to 12/31/01(a)	$15.65	0.07	(d)	(1.44)	(1.37)	(0.09)	—	—		(0.09)	$14.19	(8.73%)
Year Ended 5/31/01	$17.54	0.14		(1.89)	(1.75)	(0.14)	—	—		(0.14)	$15.65	(9.99%)
DIVERSIFIED FUND
Year Ended 12/31/05	$13.74	0.29	(d)	0.33	0.62	(0.31)	—	—		(0.31)	$14.05	4.54%
Year Ended 12/31/04	$12.80	0.25	(d)	0.96	1.21	(0.27)	—	—		(0.27)	$13.74	9.55%
Year Ended 12/31/03	$10.76	0.19	(d)	2.07	2.26	(0.22)	—	—		(0.22)	$12.80	21.20%
Year Ended 12/31/02	$12.65	0.25	(d)	(1.89)	(1.64)	(0.25)	—	—		(0.25)	$10.76	(13.00%)
7/1/01 to 12/31/01(b)	$13.20	0.14	(d)	(0.50)	(0.36)	(0.19)	—	—		(0.19)	$12.65	(2.71%)
Year Ended 6/30/01	$14.93	0.39		(1.38)	(0.99)	(0.38)	(0.36)	—		(0.74)	$13.20	(6.69%)
U.S. EQUITY FUND(c)
Year Ended 12/31/05	$10.97	0.12	(d)	0.17	0.29	(0.12)	(0.16)	—		(0.28)	$10.98	2.62%
Year Ended 12/31/04	$9.99	0.12	(d)	0.97	1.09	(0.11)	—	—		(0.11)	$10.97	10.96%
Year Ended 12/31/03	$7.61	0.09	(d)	2.38	2.47	(0.09)	—	—		(0.09)	$9.99	32.63%
Year Ended 12/31/02	$10.44	0.06		(2.82)	(2.76)	(0.07)	—	—		(0.07)	$7.61	(26.50%)
6/1/01 to 12/31/01(a)	$11.12	0.03	(d)	(0.66)	(0.63)	(0.03)	(0.02)	—		(0.05)	$10.44	(5.63%)
Year Ended 5/31/01	$12.79	0.08		(0.96)	(0.88)	(0.08)	(0.71)	—		(0.79)	$11.12	(6.99%)

  (a)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (b)  The Fund changed its fiscal year end from 6/30 to 12/31

  (c)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount less than $0.01.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in The Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Disciplined Equity Portfolio.

  (i)  Prior to September 10, 2001, the Diversified Fund invested all of its investable assets in The Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Diversified Portfolio.

  (j)  Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.

  (k)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 92

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (thousands)	Net expenses	Net investment income (Loss)	Expenses without waivers reimbursement and earnings credits	Portfolio turnover rate (g)
DISCIPLINED EQUITY FUND
Year Ended 12/31/05	$310,294	0.45%	1.31%	0.52%	44%
Year Ended 12/31/04	$341,641	0.45%	1.52%	0.60%	49%
Year Ended 12/31/03	$418,000	0.45%	1.24%	0.60%	77%
Year Ended 12/31/02	$924,000	0.45%	1.09%	0.65%	74%
6/1/01 to 12/31/01(a)	$1,162,000	0.45%	0.86%	0.60%	33	%(h)
Year Ended 5/31/01	$1,210,000	0.45%	0.85%	0.55%	72	%(h)
DIVERSIFIED FUND
Year Ended 12/31/05	$309,942	0.65%	2.09%	0.88%	214%
Year Ended 12/31/04	$258,665	0.65%	1.90%	0.94%	242%
Year Ended 12/31/03	$281,000	0.65%	1.68%	0.93%	210%
Year Ended 12/31/02	$255,000	0.65%	1.98%	0.91%	232%
7/1/01 to 12/31/01(b)	$505,000	0.65%	2.21%	0.87%	107	%(i)
Year Ended 6/30/01	$582,000	0.65%	2.75%	0.83%	185	%(i)
U.S. EQUITY FUND(c)
Year Ended 12/31/05	$208,614	0.64%	1.12%	0.67%	83%
Year Ended 12/31/04	$63,670	0.64%	1.20%	0.74%	82%
Year Ended 12/31/03	$76,000	0.64%	0.91%	0.76%	101%
Year Ended 12/31/02	$79,000	0.64%	0.74%	0.77%	83%
6/1/01 to 12/31/01(a)	$90,000	0.65%	0.55%	0.70%	48	%(j)
Year Ended 5/31/01	$151,000	0.62%	0.57%	0.64%	81	%(j)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 93

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Ultra

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Net asset value, end of period	Total return (e)(f)
DISCIPLINED EQUITY FUND
Year Ended 12/31/05	$14.79	0.21	(c)	0.36	0.57	(0.21)	—	—		(0.21)	$15.15	3.87%
Year Ended 12/31/04	$13.50	0.22		1.30	1.52	(0.23)	—	—		(0.23)	$14.79	11.33%
3/24/03(a) 12/31/03	$10.77	0.12		2.75	2.87	(0.14)	—	—	(b)	(0.14)	$13.50	26.75%

  (a)  Commencement of offering of class of shares.

  (b)  Amount less than $0.01.

  (c)  Calculated based upon average shares outstanding.

  (d)  Annualized for periods less than one year.

  (e)  Not annualized for periods less than one year.

  (f)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 94

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (thousands)	Net expenses	Net Investment income (Loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
DISCIPLINED EQUITY FUND
Year Ended 12/31/05	$125,344	0.35%	1.41%	0.43%	44%
Year Ended 12/31/04	$102,817	0.35%	1.59%	0.55%	49%
3/24/03(a) 12/31/03	$108,000	0.35%	1.28%	0.54%	77%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Equity Large Cap Funds 95

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Trust I ("JPM I") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.

The following are the 4 separate funds of the Trust (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra
Diversified Fund	Class A, Class B, Class C, Select Class and Institutional Class
Growth and Income Fund	Class A, Class B, Class C, and Select Class
U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Prior to February 19, 2005, Disciplined Equity Fund, Diversified Fund and U.S. Equity Fund were a separate series of J.P. Morgan Institutional Funds and Growth and Income Fund was a separate series of the J.P. Morgan Mutual Fund Group. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved an Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to each Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to each Agreement and Plan of Reorganization and Redomiciliation, each Fund was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class, and Ultra. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

JPMorgan U.S. Equity Large Cap Funds 96

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Prior to March 18, 2005, the Growth and Income Fund had utilized a Master Feeder Fund Structure where the Fund sought to achieve its investment objectives by investing all of its investable assets in the Growth and Income Portfolio. Effective after the close of business March 18, 2005, the Fund invests directly in portfolio securities.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value. Valuations for fixed income securities may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly form the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which

JPMorgan U.S. Equity Large Cap Funds 97

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of restricted and illiquid securities as of December 31, 2005 (amounts in thousands):

	Amount	Percentage
Diversified Fund	$1,537	2.14%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Funds realize a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

JPMorgan U.S. Equity Large Cap Funds 98

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2005, the Diversified Fund had outstanding written options contracts as listed in its Schedule of Portfolio Investments.

Transactions in options written during the year ended December 31, 2005, for the Diversified Fund were as follows (amounts in thousands, except number of contracts):

	Number of Contracts/ Notional Value	Premiums Received
Options outstanding at December 31, 2004	102	$33
Options written	518,838,830	6,728
Options exercised or terminated in closing purchase transactions	(402,093,721)	(4,954)
Options outstanding at December 31, 2005	116,745,211	$1,807

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

JPMorgan U.S. Equity Large Cap Funds 99

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

As of December 31, 2005, the Diversified Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

H. Swaps — The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Fund may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, generally, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Portfolio may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Portfolio assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.

As of December 31, 2005, the Diversified Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

I. Securities Lending — To generate additional income, each Fund may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities ("U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Funds on October 15, 2002 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government

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2005

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(CONTINUED)

securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent's fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Disciplined Equity Fund	$3	$32,020	$31,308
Diversified Fund	8	24,319	23,715
Growth & Income Fund	1	12,531	12,278
U.S. Equity Fund	49	105,081	102,672

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

J. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds

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must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of December 31, 2005, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the

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2005

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(CONTINUED)

capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated undistributed/ (overdistributed) net investment income		Accumulated net realized gain (loss) on investments
Disciplined Equity Fund	$—	(b)	$(13)		$13
Diversified Fund	13,255		281		(13,536)
Growth and Income Fund	6,984		1		(6,985)
U.S. Equity Fund	3,746		—	(b)	(3,746)

(b)  Amount rounds to less than one thousand.

The reclassification for the Funds relate primarily to the differences in character for tax purposes of distributions received from investments in REITs, passive foreign investment (PFIC) company gains and losses, tax differences acquired through merger activity, foreign currency gains or losses, paydown gains and losses, taxable overdistributions and the character for tax purposes in the allocation of the "master/feeder" takedown (for Growth and Income Fund).

In addition, in connection with Growth and Income Fund withdrawing its assets from Growth and Income Portfolio (as described in Note 11), the Growth and Income Fund reclassified $40,281 (in thousands) within the composition of net assets as a reduction of paid-in capital and the cost of investments and as an increase to unrealized appreciation on investments, to reflect certain tax differences between the Growth and Income Fund and the Growth and Income Portfolio. This reclassification had no impact on the net assets or results of operations of the Growth and Income Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee Rate
Disciplined Equity Fund	0.25%
Diversified Fund	0.55
Growth and Income Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In

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consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("the Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Funds' exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Distribution Fee Rate
	Class A	Class B	Class C
Disciplined Equity Fund	0.25%	n/a	n/a
Diversified Fund	0.25	0.75%	0.75%
Growth and Income Fund	0.25	0.75	0.75
U.S. Equity Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to December 31, 2005, the Distributor received the following amounts (in thousands):

	12b-1	Front-end Sales Charges	CDSC
Disciplined Equity Fund	$10	$2	$—
Diversified Fund	1,233	136	216
Growth and Income Fund	1,680	269	31
U.S. Equity Fund	635	185	103

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

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2005

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STATEMENTS

(CONTINUED)

D. Shareholder Servicing Fees — Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Shareholder Servicing Fee Rate
	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.25%	n/a	n/a	0.25%	0.10%	— *
Diversified Fund	0.25	0.25%	0.25%	0.25	0.10	n/a
Growth and Income Fund	0.25	0.25	0.25	0.25	n/a	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.10	n/a

  *  Prior to February 19, 2005 shareholder servicing fees were 0.05% for the Ultra Class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the same fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	0.75%	0.45%	0.35%
Diversified Fund*	1.14	1.65%	1.65%	0.89	0.65	n/a
Growth and Income Fund	1.30	1.80	1.80	0.90	n/a	n/a
U.S. Equity Fund**	1.05	1.57	1.57	0.79	0.64	n/a

  *  Prior to February 19, 2005, the contractual expense limitations were 1.25%, 1.93%, 1.93%, 0.98% and 0.65% for Class A, Class B, Class C, Select Class and Institutional Class, respectively.

  **  Prior to February 19, 2005 the contractual expense limitations were 1.05%, 1.75%, 1.75%, 0.79% and 0.64% for Class A, Class B, Class C, Select Class and Institutional Class, respectively.

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(CONTINUED)

The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages in the table above are in place until at least April 30, 2006.

For the year ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
Disciplined Equity Fund	$—	$332	$10	$—	$342	$2
Diversified Fund	771	174	332	—	1,277	—
Growth and Income Fund	—	—	2	—	2	2
U.S. Equity Fund	—	153	269	—	422	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Disciplined Equity Fund	$—	$58	$—	$—	$58
Diversified Fund	—	14	—	—	14
Growth and Income Fund	—	—	—	—	—
U.S. Equity Fund	—	1	19	—	20

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/ dealers. For the year ended December 31, 2005, Diversified Fund and U.S. Equity Fund incurred $8 and $—(a), respectively (amounts in thousands) in brokerage commissions with brokers/ dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

(a)  Amount rounds to less than $1,000.

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ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
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(CONTINUED)

4. Class Specific Expenses

The Funds' class specific expenses for the year ended December 31, 2005 are as follows (amounts in thousands):

	Distribution	Shareholder Servicing	Transfer Agent*
DISCIPLINED EQUITY FUND
Class A	$4	$4	$2
Select Class	—	202	3
Institutional Class	—	320	2
Ultra	—	7	1
Total	$4	$533	$8
DIVERSIFIED FUND
Class A	$343	$343	$17
Class B	981	327	5
Class C	38	13	—	(a)
Select Class	—	357	5
Institutional Class	—	294	1
Total	$1,362	$1,334	$28
GROWTH AND INCOME FUND
Class A	$1,413	$1,412	$217
Class B	371	123	22
Class C	44	15	2
Select Class	—	7	2
Total	$1,828	$1,557	$243
U.S. EQUITY FUND
Class A	$372	$372	$18
Class B	281	94	8
Class C	73	24	2
Select Class	—	3,348	11
Institutional Class	—	150	2
Total	$726	$3,988	$41

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent fees. The amount in the table above relate to the fees charged to each specific class prior to February 19, 2005.

  (a)  Amount rounds to less than $1,000.

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(CONTINUED)

5. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases	Sales
Disciplined Equity Fund	$232,709	$302,303
Diversified Fund	1,483,819	1,514,266
Growth and Income Fund	251,293	331,624
U.S. Equity Fund	1,300,920	1,715,407

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$439,052	$126,215	$(7,437)	$118,778
Diversified Fund	675,748	114,177	(8,569)	105,608
Growth and Income Fund	525,970	100,745	(20,499)	80,246
U.S. Equity Fund	1,543,131	335,770	(18,680)	317,090

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$7,050	$—	$7,050
Diversified Fund	13,614	—	13,614
Growth and Income Fund	4,234	7,591	11,825
U.S. Equity Fund	15,594	25,290	40,884

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ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$7,778	—	$7,778
Diversified Fund	8,495	—	8,495
Growth and Income Fund	4,811	—	4,811
U.S. Equity Fund	4,254	—	4,254

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$25	$(421,942)	$118,778
Diversified Fund	—	(50,394)	105,911
Growth and Income Fund	—	5,725	80,246
U.S. Equity Fund	355	15,271	317,090

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and return of capital received from investment in REIT securities, mark to market of 1256 contracts, investments in passive foreign investment companies (PFICs), straddle loss deferrals, deferred compensation, return of capital received from Qualcomm, Inc. and the character for tax purposes in the allocation of the "master/feeder" takedown (for Growth and Income Fund).

As of December 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2006	2007	2008	2009	2010	2011	2012	2013	Total
Disciplined Equity Fund (a)	$—	$—	$—	$179,280	$198,549	$44,113	$—	$—	$421,942
Diversified Fund (b)	—	—	—	4,427	35,259	10,708	—	—	50,394
U.S. Equity Fund (c)	—	—	—	1,561	29,077	—	—	—	30,638

  (a)  Includes $58,339 (in thousands) of losses acquired from JPMorgan SmartIndex Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Code Sections 381-384.

  (b)  Includes $11,866 (in thousands) of losses acquired from One Group Balanced Fund and $10,126 (in thousands) from JPMorgan Balanced Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Code Sections 381-384.

  (c)  Includes $12,992 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,093 (in thousands) acquired from JPMorgan Focus Fund. Additionally, $15,553 (in thousands) from JPMorgan U.S. Equity Fund is limited due to the current year merger. A portion of the capital loss carryforward from business combinations may be limited in future years under the Code Sections 381-384.

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(CONTINUED)

During the year ended December 31, 2005, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized capital loss carryforward
Disciplined Equity Fund	$29,588
Diversified Fund	26,910
Growth and Income Fund	27,485
U.S. Equity Fund	43,060

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

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2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The Funds do not have any outstanding borrowings from another fund as of December 31, 2005. The average borrowings for the period were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid*
Disciplined Equity Fund	$1,158	2	$230
Diversified Fund	1,722	1	213
Growth and Income Fund	460	6	303
U.S. Equity Fund	32,873	2	6,325

*Amount of Interest Paid is in full dollars.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

9. Legal Matters

On July 1, 2004, Bank One Corporation, the former corporate parent of One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMDS (formerly One Group Dealer Services, Inc.) ("JPMDS") and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004. In addition, BOIA has agreed to an undertaking and has commenced implementation of relating to among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Trust(s) and certain former trustees

JPMorgan U.S. Equity Large Cap Funds 111

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Trust(s) and certain former trustees of of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merged into another Fund, the Reduced Rate will carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds included One Group Diversified Equity Fund and One Group Equity Income Fund, both of which implemented a Reduced Rate on September 27, 2004. The U.S. Equity Fund acquired all of the assets and liabilities of the One Group Diversified Equity Fund effective after the close of business on February 18, 2005.

10. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts then existing, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge One Group Diversified

JPMorgan U.S. Equity Large Cap Funds 112

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Equity Fund (the "Target Fund") into JPMorgan U.S. Equity Fund (the "Acquiring Fund") and One Group Balanced Fund (the "Target Fund") into JPMorgan Diversified Fund (the "Acquiring Fund").

After shareholder approval was obtained, the mergers were effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
TARGET FUND
One Group Diversified Equity Fund				$255,067
Class A	11,506	$136,622	$11.87
Class B	2,016	$22,989	$11.41
Class C	660	$7,589	$11.49
Select Class	122,504	$1,460,091	$11.92
ACQUIRING FUND
JPMorgan U.S. Equity Fund				$98,209
Class A	4,847	$52,454	$10.82
Class B	2,175	$23,342	$10.73
Class C	395	$4,232	$10.73
Select Class	30,754	$332,433	$10.81
Institutional Class	5,874	$63,502	$10.81
POST REORGANIZATION
JPMorgan U.S. Equity Fund				$353,276
Class A	17,469	$189,076	$10.82
Class B	4,319	$46,331	$10.73
Class C	1,101	$11,821	$10.73
Select Class	165,838	$1,792,524	$10.81
Institutional Class	5,874	$63,502	$10.81
TARGET FUND
One Group Balanced Fund				$35,804
Class A	8,893	$115,144	$12.95
Class B	12,300	$160,005	$13.01
Class C	446	$5,797	$12.99
Select Class	2,026	$26,208	$12.94

JPMorgan U.S. Equity Large Cap Funds 113

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

ACQUIRING FUND
JPMorgan Diversified Fund				$78,869
Class A	3,093	$42,273	$13.67
Class B	965	$13,173	$13.66
Class C	55	$745	$13.66
Select Class	10,242	$140,208	$13.69
Institutional Class	18,978	$259,640	$13.68
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
POST REORGANIZATION
JPMorgan Diversified Fund				$114,673
Class A	11,518	$157,417	$13.67
Class B	12,679	$173,178	$13.66
Class C	479	$6,542	$13.66
Select Class	12,157	$166,416	$13.69
Institutional Class	18,978	$259,640	$13.68

11. Reorganization

Prior to March 18, 2005, the Growth and Income Fund had utilized a Master Feeder Fund structure where the Fund sought to achieve its investment objectives by investing all of its investable assets in the Growth and Income Portfolio. Effective after the close of business on March 18, 2005, Growth and Income Fund withdrew its assets from Growth and Income Portfolio by means of a redemption-in-kind and now the Fund invests directly in portfolio securities.

Below is the Statement of Operations for the Growth and Income Portfolio for the period from January 1, 2005 through March 18, 2005.

(Amounts in thousands)
INVESTMENT INCOME
Dividend income	$2,525
Interest income	60
Foreign tax withholding	(3)
Total investment income	2582
EXPENSES
Investment advisory fees	$569
Administration fees	71
Custodian fees	12
Professional fees	14
Other	4
Total expenses	670
Net investment income	1,912

JPMorgan U.S. Equity Large Cap Funds 114

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on transactions from investments	$21,124
Change in net unrealized gain (loss) on investments	(30,987)
Net realized\unrealized gains (losses) on investments	(9,863)
Change in net assets resulting from operations	(7,951)

Below is a summary of the fund level expenses for the Growth and Income Fund for the period from January 1, 2005 through March 18, 2005.

Administration fees	$117
Custodian fees	10
Professional fees	7
Other	4
Total fund expenses	138

12. Transfers in Kind

For the year ended December 31, 2005, certain shareholders of the Disciplined Equity Fund purchased Ultra Shares and the Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates and at the market value listed below (amounts in thousands):

	Date	Market Value	Type
Disciplined Equity Fund	3/21/2005	$60,292	Subscription in-kind

13. Subsequent Events

On November 9, 2005, the Board of Trustees of the JPMorgan Diversified Fund approved to change the Fund's strategy and composite benchmark to be effective February 28, 2006. In order to allow for more flexibility in making tactical asset allocation decisions within the Fund, beginning February 28, 2006, broader ranges have been added around the various asset classes:

•  30%-60% medium- and large-cap U.S. equity securities

•  25%-50% U.S. and foreign fixed income securities

•  0%-20% foreign equity securities

•  0%-20% small-cap U.S. equity securities

The intention is not to immediately change the Fund's allocations, but to have the ability to implement active management decisions that will add value to the product. In addition, at the same time, the Fund's composite benchmark will be changed to more accurately reflect the Fund's long term investment strategy and will consist of 60% S&P 500 and 40% Lehman Brothers Aggregate Indexes.

JPMorgan U.S. Equity Large Cap Funds 115

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund, (each a portfolio of JPMorgan Trust I, hereafter collectively referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2006

JPMorgan U.S. Equity Large Cap Funds 116

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	118		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971-1988).	118		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	117	*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, The Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	118		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	118		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	117	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	117	*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	118		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

JPMorgan U.S. Equity Large Cap Funds 117

JPMorgan Funds

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	117	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	118		Trustee of Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	118	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present). Trustee Seabury Western Theological Seminary (1993-present)

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	118		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	118		Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees currently includes nine registered investment companies (118 funds).

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan U.S. Equity Large Cap Funds 118

ANNUAL REPORT DECEMBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMorgan U.S. Equity Large Cap Funds 119

JPMorgan Funds

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMorgan U.S. Equity Large Cap Funds 120

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan U.S. Equity Large Cap Funds 121

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
DISCIPLINED EQUITY FUND
Class A
Actual	$1,000.00	$1,043.50	$4.38	0.85%
Hypothetical	$1,000.00	$1,020.92	$4.33	0.85%
Select Class
Actual	$1,000.00	$1,045.00	$3.10	0.60%
Hypothetical	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,045.70	$2.32	0.45%
Hypothetical	$1,000.00	$1,022.94	$2.30	0.45%
Ultra Class
Actual	$1,000.00	$1,046.20	$1.81	0.35%
Hypothetical	$1,000.00	$1,023.44	$1.79	0.35%
DIVERSIFIED FUND
Class A
Actual	$1,000.00	$1,043.90	$5.82	1.13%
Hypothetical	$1,000.00	$1,019.51	$5.75	1.13%
Class B
Actual	$1,000.00	$1,041.10	$8.44	1.64%
Hypothetical	$1,000.00	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000.00	$1,040.30	$8.43	1.64%
Hypothetical	$1,000.00	$1,016.94	$8.34	1.64%
Select Class
Actual	$1,000.00	$1,044.40	$4.53	0.88%
Hypothetical	$1,000.00	$1,020.77	$4.48	0.88%
Institutional Class
Actual	$1,000.00	$1,045.70	$3.30	0.64%
Hypothetical	$1,000.00	$1,021.98	$3.26	0.64%

JPMorgan U.S. Equity Large Cap Funds 122

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
GROWTH & INCOME FUND
Class A
Actual	$1,000.00	$1,081.80	$6.26	1.22%
Hypothetical	$1,000.00	$1,018.40	$6.21	1.22%
Class B
Actual	$1,000.00	$1,032.00	$8.81	1.72%
Hypothetical	$1,000.00	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000.00	$1,032.20	$8.81	1.72%
Hypothetical	$1,000.00	$1,016.53	$8.74	1.72%
Select Class
Actual	$1,000.00	$1,036.30	$4.62	0.90%
Hypothetical	$1,000.00	$1,020.67	$4.58	0.90%
U.S. EQUITY FUND
Class A
Actual	$1,000.00	$1,043.80	$5.36	1.04%
Hypothetical	$1,000.00	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000.00	$1,041.40	$7.98	1.55%
Hypothetical	$1,000.00	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000.00	$1,041.50	$7.98	1.55%
Hypothetical	$1,000.00	$1,017.39	$7.88	1.55%
Select Class
Actual	$1,000.00	$1,045.20	$4.02	0.78%
Hypothetical	$1,000.00	$1,021.27	$3.97	0.78%
Institutional Class
Actual	$1,000.00	$1,046.00	$3.30	0.64%
Hypothetical	$1,000.00	$1,021.98	$3.26	0.64%

JPMorgan U.S. Equity Large Cap Funds 123

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Advisor of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Advisor also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the

JPMorgan U.S. Equity Large Cap Funds 124

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

background and experience of the Advisor's senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to concerns raised by them, including the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also

JPMorgan U.S. Equity Large Cap Funds 125

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds' Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Fund and the U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

Independent Written Evaluation of the Funds' Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund and Growth & Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered each Fund's performance in comparison to the performance results of

JPMorgan U.S. Equity Large Cap Funds 126

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in each Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance of the Disciplined Equity Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that the performance of the Diversified Fund was within a reasonable range of the Universe Group median.

The Trustees noted that the performance of the Growth & Income Fund was within a reasonable range of the Universe Group median.

The Trustees noted that the performance of the U.S. Equity Fund was within a reasonable range of the Universe Group median.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Disciplined Equity Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that although the Diversified Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that the Growth & Income Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

JPMorgan U.S. Equity Large Cap Funds 127

JPMorgan Funds

TAX LETTER

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2005:

Dividend Received Deduction
Disciplined Equity Fund	100.00%
Diversified Fund	47.22%
Growth and Income Fund	100.00%
U.S. Equity Fund	100.00%

Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$—
Diversified Fund	—
Growth and Income Fund	7,591
U.S. Equity Fund	25,290

Qualified Dividend Income (QDI)

For the fiscal year ended December 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income received by the Fund treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$8,865
Diversified Fund	8,093
Growth and Income Fund	11,581
U.S. Equity Fund	27,830

JPMorgan U.S. Equity Large Cap Funds 128

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12 month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

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PERMIT 2891
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© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.

AN-LCE-1205

ANNUAL REPORT DECEMBER 31, 2005

JPMorgan Funds

U.S. Equity

Mid/Small Cap

Funds

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Fund

JPMorgan Growth Advantage Fund

JPMorgan Micro Cap Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

CONTENTS

President's Letter	1

Fund Commentaries:

JPMorgan Capital Growth Fund	3

JPMorgan Dynamic Small Cap Fund	6

JPMorgan Growth Advantage Fund	9

JPMorgan Micro Cap Fund	12

JPMorgan Mid Cap Equity Fund	15

JPMorgan Mid Cap Value Fund	18

JPMorgan Small Cap Core Fund	21

JPMorgan Small Cap Equity Fund	24

JPMorgan U.S. Small Company Fund	27

JPMorgan Value Advantage Fund	30

Schedules of Portfolio Investments	33

Financial Statements	85

Financial Highlights	110

Notes to Financial Statements	130

Report of Independent Registered Public Accounting Firm	144

Trustees	145

Officers	147

Schedule of Shareholder Expenses	149

Board Approval of Renewal of Investment Advisory Agreement	153

Tax Letter	159

Highlights

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
U.S. Equity Mid and Small Cap Funds

PRESIDENT'S LETTER JANUARY 10, 2006  (Unaudited)

"The U.S. equity market overcame several challenges during the reporting period..."

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Equity Mid/Small Cap Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended December 31, 2005, along with reports from the portfolio managers.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year—similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively—this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.27% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach to investments and maintain a diversified portfolio.

JPMorgan
U.S. Equity Mid and Small Cap Funds

CONTINUED  (Unaudited)

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS2

JPMorgan
Capital Growth Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/23/87
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$785,480
Primary Benchmark	Russell Midcap Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned 9.77% (A Shares) over the 12 months ended December 31, 2005, compared to the 12.10% return of the Russell Midcap Growth Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

Despite posting a solid absolute return for the year, the Fund underperformed its benchmark due to overall stock selection in the consumer discretionary and information technology sectors. For most of the year, consumers faced headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market. At the individual stock level, Flir System Inc. and VeriSign Inc. were large detractors from performance. Flir Systems Inc., a manufacturer of thermal imaging and infrared camera systems, announced that third-quarter earnings would not meet expectations due to disappointing results in its imaging business and European thermography division. The company reduced its full-year outlook as it did not expect to make up the third-quarter earnings and revenue shortfall in the fourth quarter. VeriSign Inc., an Internet and telecommunication infrastructure provider, experienced mixed results as second-quarter sales decreased in its ring tone business divisions. Other parts of the company's business remain on track.

The Fund was positively impacted by overall stock selection in the energy and industrials sectors. Individual holdings, such as Grant Prideco Inc. and Omnicare Inc., were among the top individual contributors to performance. Grant Prideco Inc., an international provider of energy exploration products, generated strong results, stemming from increased production and strong energy prices. Omnicare Inc., a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc., offering cost savings and improved purchasing power, which could lead to accelerated earnings growth.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is designed to identify dominant franchises with predictable business models deemed capable of achieving sustained growth. We sought to maintain significant sector diversification in the Fund to avoid any large allocations contingent on macroeconomic or sector trends.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS3

JPMorgan
Capital Growth Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. West Corp.	2.3%
2. Amphenol Corp.	2.2%
3. Sherwin-Williams Co. (The)	1.5%
4. Polo Ralph Lauren Corp.	1.5%
5. Seagate Technology	1.5%
6. Zions Bancorp	1.5%
7. Jabil Circuit, Inc.	1.5%
8. J.B.Hunt Transport Services, Inc.	1.5%
9. Microchip Technology, Inc.	1.4%
10. Alliance Data Systems Corp.	1.4%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	9.77%	3.71%	9.59%
With Sales Charge*	4.01%	2.60%	9.00%
CLASS B SHARES
Without CDSC	9.23%	3.20%	9.15%
With CDSC**	4.23%	2.84%	9.15%
CLASS C SHARES
Without CDSC	9.26%	3.17%	8.95%
With CDSC***	8.26%	3.17%	8.95%
SELECT CLASS SHARES	10.08%	4.20%	10.05%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/23/87.

Returns for the Select Class Shares prior to 1/25/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares. During this period, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1995 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS5

JPMorgan
Dynamic Small Cap Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	5/19/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$182,344
Primary Benchmark	Russell 2000 Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term,* returned 5.29% (A Shares) over the 12 months ended December 31, 2005, compared to the 4.15% return of the Russell 2000 Growth Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund outperformed the benchmark due primarily to stock selection in the materials and healthcare sectors. At the individual stock level, VeriFone Holdings Inc. and Chemed Corp. were positive contributors to performance. VeriFone Holdings Inc., a leading global provider of electronic payment technology, reported strong financial results and consistently raised earnings guidance. Chemed Corp., which operates VITAS Healthcare Corporation, a provider of end-of-life care, and Roto-Rooter, a plumbing and drain cleaning service provider, reported strong earnings growth resulting from increased revenues across business segments.

The Fund was negatively impacted by overall stock selection in the energy sector and an underweight in information technology. Avocent Corp. and Lions Gate Entertainment Corp. were among top individual detractors from performance. Avocent Corp., a computer equipment maker, experienced mixed results. The company slashed its first-quarter revenue guidance due to lower sales, the launch of its DSView 3 software and greater-than-expected seasonal softness. Lions Gate Entertainment Corp., an independent producer of motion pictures, television programming and family entertainment, lowered the company's earnings outlook for its fiscal year ending March 31, 2006, citing softness in home entertainment products, direct-to-video releases and disappointment in box office sales.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management that can sustain growth over a period of many years. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. Late in the third quarter of 2005, the Fund's strategy was slightly modified to include a lower number of holdings, allowing us to focus on companies where we possess a greater degree of conviction in their fundamentals.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS6

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Marlin Business Services, Inc.	2.4%
2. Oshkosh Truck Corp.	2.4%
3. Charming Shoppes, Inc.	2.3%
4. Chemed Corp.	2.3%
5. Foundation Coal Holdings, Inc.	2.3%
6. Champion Enterprises, Inc.	2.2%
7. General Cable Corp.	2.2%
8. Hyperion Solutions Corp.	2.2%
9. Affiliated Managers Group, Inc.	2.1%
10. Epicor Software Corp.	2.0%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS7

JPMorgan
Dynamic Small Cap Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION (5/19/97)
CLASS A SHARES
Without Sales Charge	5.29%	1.16%	10.31%
With Sales Charge*	(0.23%)	0.07%	9.63%
CLASS B SHARES
Without CDSC	4.66%	0.53%	9.63%
With CDSC**	(0.34%)	0.13%	9.63%
CLASS C SHARES
Without CDSC	4.67%	0.53%	9.59%
With CDSC***	3.67%	0.53%	9.59%
SELECT CLASS SHARES	5.70%	1.58%	10.64%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/19/97 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 5/19/97.

Returns for the Select Class Shares prior to 4/5/99 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares. Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, Russell 2000 Growth Index, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600/ BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The benchmark for the Fund was changed from the S&P SmallCap 600/BARRA Growth Index to the Russell 2000 Growth Index because the adviser believes the Russell 2000 Growth Index more accurately reflects the Fund's investment strategy. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS8

JPMorgan
Growth Advantage Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	10/29/99
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$56,096
Primary Benchmark	Russell 3000 Growth Index,

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned 10.63% (A Shares)1 over the 12 months ended December 31, 2005, compared to the 5.17% return of the Russell 3000 Growth Index over the same period.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005.

The Fund was positively impacted by overall stock selection in the energy and technology sectors. Holdings, such as Apple Computer Inc. and Omnicare Inc., were among the top contributors. Apple Computer Inc., a manufacturer and marketer of personal computers, benefited from the expansion of its iPod digital music player business lines. Sales increased as the company introduced less expensive models, flash memory-based products and video playing versions. Omnicare Inc., a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc., offering cost savings and improved purchasing power, which could lead to accelerated earnings growth.

Stock selection in consumer discretionary detracted from performance during the year. Exposure to OSI Pharmaceuticals Inc. and VeriSign Inc. detracted from performance. Shares of OSI Pharmaceuticals Inc. declined sharply after the company announced its acquisition of Eyetech Pharmaceuticals for a substantial premium. VeriSign Inc., an internet and telecommunication infrastructure provider, experienced mixed results as second-quarter sales decreased in its ring tone business divisions. Other parts of the company's business remain on track.

Q: HOW WAS THE FUND MANAGED?

A:  Our focus remains on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. Our aim is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. We sought to maintain significant sector diversification in the Fund to avoid any large allocations contingent on macroeconomic or sector trends.

  1  Effective August 17, 2005, the JPMorgan Mid Cap Growth Fund's name, investment objective, strategy and process changed to the current JPMorgan Growth Advantage Fund.  Effective August 17, 2005, the funds benchmark was changed from the Russell Midcap® Growth Index to the Russell 3000 Growth Index.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS9

JPMorgan
Growth Advantage Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. West Corp.	2.3%
2. Amphenol Corp.	2.2%
3. Sherwin-Williams Co. (The)	1.6%
4. Seagate Technology	1.5%
5. Norfolk Southern Corp.	1.5%
6. Polo Ralph Lauren Corp.	1.5%
7. Zions Bancorp	1.5%
8. Jabil Circuit, Inc.	1.5%
9. Alliance Data Systems Corp.	1.4%
10. McAfee, Inc.	1.4%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS10

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION (10/29/99)
CLASS A SHARES[1]
Without Sales Charge	10.63%	(2.09%)	(6.75%)
With Sales Charge*	4.79%	(3.14%)	(7.56%)
CLASS B SHARES
Without CDSC	9.75%	(2.77%)	(7.41%)
With CDSC**	4.75%	(3.22%)	(7.41%)

  1  Effective August 17, 2005, the JPMorgan Mid Cap Growth Fund's name, investment objective, strategy and process changed to the current JPMorgan Growth Advantage Fund.

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index, Russell Midcap Growth Index, and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price to-book ratios and higher forecasted growth values. The benchmark for the Fund was changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index because the adviser believes the new Index more accurately reflects the Fund's investment strategy. The Lipper Multi-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS11

JPMorgan
Micro Cap Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	10/31/05
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$5,158
Primary Benchmark	Russell Microcap Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Micro Cap Fund, which seeks capital growth over the long term,* returned 3.20% (Select Shares) since inception (10/31/05) ended December 31, 2005, compared to the 4.42% return of the Russell Microcap Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and industrials sectors. Consumers were faced with the headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market. At the individual stock level, Hudson Highland Group Inc. and Youbet.com Inc. were among the top detractors from performance. Hudson Highland Group Inc, a specialty staffing company, announced that 2005 results would be lower than expected due to hiring softness in New Zealand, Australia and North America. Youbet.com Inc., an operator of online horse race wagering, announced that revenue growth for the fourth quarter would be below expectations, as the number of race days were reduced due to disruptions caused by Hurricanes Rita and Katrina, and issues specific to a California race track.

The Fund was positively impacted by overall stock selection in the financial sector and a lack of exposure to the telecommunication services sector. Lo Jack Corp. and NMT Medical Inc. were among the top individual contributors to performance. Lo Jack Corp., a provider of theft assistance technology and services for automobiles, reported strong results as the company continues to penetrate both new and existing domestic markets. Additionally, the company posted a 45% increase in international sales. The stock of NMT Medical Inc., a developer of cardiac implant technologies, rose on the back of increased optimism toward the company's efforts to find a treatment for migraine headaches.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify micro cap companies with durable franchises and strong management that will, in our opinion, generate solid returns over the long term. Our research involves separating those with strong long-term prospects from those that exhibit deteriorating business fundamentals or experience deep cyclicality. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS12

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Celebrate Express, Inc.	3.4%
2. PDF Solutions, Inc.	3.2%
3. Collectors Universe	3.0%
4. FirstService Corp. (Canada)	3.0%
6. Bankrate, Inc.	2.5%
5. Lo Jack Corp.	2.5%
7. Unica Corp.	2.5%
8. American Dental Partners, Inc.	2.4%
9. Lufkin Industries, Inc.	2.3%
10. Interface, Inc.	2.2%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS13

JPMorgan
Micro Cap Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

SINCE INCEPTION (10/31/05)
CLASS A SHARES
Without Sales Charge	3.13%
With Sales Charge*	(2.17%)
CLASS C SHARES
Without CDSC	3.07%
With CDSC**	2.07%
SELECT CLASS SHARES	3.20%
RUSSELL MICROCAP INDEX	4.79%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 10/31/05.

The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Microcap Index is an unmanaged, capitalization weighed price only index, which is comprised of 1,000 of the smallest stocks (on the basis of capitalization) in the small-cap Russell 2000 Index plus the next 1,000 smallest securities. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS14

JPMorgan
Mid Cap Equity Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$268,582
Primary Benchmark	Russell Midcap Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Mid Cap Equity Fund, whose objective is long-term capital growth,* returned 9.61% (Select Shares) over the 12 months ended December 31, 2005, compared to the 12.65% return of the Russell Midcap Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and materials sectors, as consumers faced headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market while many materials manufacturers faced increased costs associated with higher energy prices. At the individual stock level, IPC Holdings Ltd. and VeriSign Inc. were top detractors from performance. IPC Holdings Ltd., a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company's third-quarter financial results. VeriSign Inc., an Internet and telecommunication infrastructure provider, experienced mixed results as second-quarter sales decreased in its ring tone business divisions. Other parts of the company's business remain on track.

The Fund was positively impacted by overall stock selection in industrials and an overweight in energy. Coventry Health Care Inc. and Burlington Resources Inc. were among the top contributors to performance. Coventry Health Care Inc., a managed healthcare company, experienced accelerated earning growth in 2005 due to improved margins and realized synergies from its acquisition of First Health Group Corporation. Burlington Resources Inc., an energy exploration and production company, reported strong results resulting from higher energy prices, growth in production and accelerated share repurchases. In addition, the stock strengthened in December as the company agreed to be acquired by ConocoPhillips.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Above-average growth, sustainable cash flows and attractive valuations are characteristics of the investments in this portfolio. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS15

JPMorgan
Mid Cap Equity Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Coventry Health Care, Inc.	1.5%
2. Amphenol Corp.	1.5%
3. Sherwin-Williams Co. (The)	1.3%
4. V.F. Corp.	1.2%
5. Assurant, Inc.	1.2%
6. West Corp.	1.1%
7. Omnicare, Inc.	1.1%
8. Burlington Resources, Inc.	1.0%
9. M&T Bank Corp.	1.0%
10. Zions Bancorp	1.0%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS16

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEAR	10 YEARS
SELECT CLASS SHARES	9.61%	7.56%	11.48%

LIFE OF FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund recieved the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from December 31, 1995 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS17

JPMorgan
Mid Cap Value Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/13/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$7,016,803
Primary Benchmark	Russell Midcap Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned 9.42% (Institutional Shares) over the 12 months ended December 31, 2005, compared to the 12.65% return of the Russell Midcap Value Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and materials sectors, as consumers faced headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market while many materials manufacturers faced increased costs associated with higher energy prices. At the individual stock level, IPC Holdings Ltd. and Gannett Co. Inc. were among the top detractors from performance. IPC Holdings Ltd., a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company's third-quarter financial results. Gannett Co., Inc., a media conglomerate, experienced weaker revenues due to reduced ad sales.

The Fund was positively impacted by overall stock selection in the industrials and consumer staples sectors. Burlington Resources, Inc. and Coventry Health Care Inc. were among the top individual contributors to performance. Burlington Resources, Inc., an energy exploration and production company, reported strong results resulting from higher energy prices, growth in production and accelerated share repurchases. In addition, the stock strengthened in December as the company agreed to be acquired by ConocoPhillips. Coventry Health Care Inc., a managed health care company, experienced accelerated earning growth in 2005 due to improved margins and realized synergies from its acquisition of First Health Group Corporation.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS18

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. V.F. Corp.	2.4%
2. Assurant, Inc.	2.3%
3. Burlington Resources, Inc.	2.0%
4. M&T Bank Corp.	1.9%
5. Coventry Health Care, Inc.	1.9%
6. Devon Energy Corp.	1.8%
7. CenturyTel, Inc.	1.8%
8. AutoZone, Inc.	1.8%
9. North Fork Bancorp, Inc.	1.7%
10. Kinder Morgan, Inc.	1.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS19

JPMorgan
Mid Cap Value Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION (11/13/97)
CLASS A SHARES
Without Sales Charge	8.87%	13.88%	17.49%
With Sales Charge*	3.16%	12.66%	16.71%
CLASS B SHARES
Without CDSC	8.31%	13.18%	17.04%
With CDSC**	3.31%	12.94%	17.04%
CLASS C SHARES
Without CDSC	8.34%	13.23%	17.07%
With CDSC***	7.34%	13.23%	17.07%
SELECT CLASS SHARES	9.16%	14.18%	17.68%
INSTITUTIONAL CLASS SHARES	9.42%	14.43%	17.83%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Select Class Shares prior to 10/31/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the Institutional Class Shares. During the period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses Institutional Class Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Class Shares. During this period, the actual returns of Class A, Class B, and Class C Shares would have been lower than shown because Class A, Class B, and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS20

JPMorgan
Small Cap Core Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$815,905
Primary Benchmark	Russell 2000 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned 3.90% (Select Shares) over the 12 months ended December 31, 2005, compared to the 4.55% return of the Russell 2000 Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  U.S. equity markets produced solid returns in 2005. Concerns that a slowdown in the housing sector would cut the legs out from under consumer spending were more than offset by increased consumer confidence due primarily to rapidly falling gasoline prices in the third and fourth quarters.

Stock selection in the finance and pharmaceutical sectors primarily detracted from results. At the security level, a top detractor was R&G Financial Corp., a diversified financial services company, whose shares declined in April on the back of restated earnings for 2004. The company's shares also fell in sync with a major Puerto Rico-based lender that has undergone a formal accounting probe by the SEC. Another major detractor was Cypress Biosciences Inc., a biotechnology company. Shares of Cypress Biosciences Inc. fell at the end of September after the company and its drug development partner, Forest Laboratories Inc., announced early data from a Phase III clinical trial showing that the drug milnacipran was statistically ineffective in treating fibromyalgia, a condition causing chronic muscle pain and stiffness. Despite the setback, Forest Laboratories and Cypress Biosciences stated that they will continue to pursue two additional Phase III clinical trials for the drug, but admitted their plan could change in the near future.

Although the Fund underperformed its benchmark, stock selection in the industrial cyclical and utility sectors aided performance. Among the top contributors were Dobson Communications Corp., an Oklahoma City-based provider of wireless communications services, and GUESS? Inc., an apparel retailer. In June, Dobson Communications Corp. shares benefited from positive earnings guidance due to increased revenue per subscriber. The company also initiated discussions with Cingular, the largest U.S. cell phone provider, aimed at setting up a roaming agreement. Additionally, the company agreed to buy the Cellular One brand from Alltel Corp., a telecommunications company, for $1.3 million. GUESS? Inc. shares increased after the company reported record revenues throughout the year, which were driven by the performance in its European business.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund strives to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in the Fund within +/-1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk from a portfolio without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund are limited to +/-1% of the stock's weight in the Russell 2000 Index.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS21

JPMorgan
Small Cap Core Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Applied Industrial Technologies, Inc.	1.1%
2. Houston Exploration Co.	0.9%
3. Kilroy Realty Corp.	0.9%
4. Aaron Rents, Inc.	0.8%
5. Universal Forest Products, Inc.	0.8%
6. Mid-America Apartment Communities, Inc.	0.8%
7. Moog, Inc., Class A	0.8%
8. Delphi Financial Group, Inc.	0.8%
9. Commercial Metals Co.	0.7%
10. Zenith National Insurance Corp.	0.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS22

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
SELECT CLASS SHARES	3.90%	6.42%	7.57%

TEN YEAR FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Small Cap Core Fund, Russell 2000 Index, S&P SmallCap 600/BARRA Index and Lipper Small-Cap Core Funds Index from June 30, 1995 to June 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity, and industry group representation. During the year ended December 31, 2004, the Fund changed its benchmark from the S&P SmallCap 600 Index to the Russell 2000 Index, because the adviser believes the Russell 2000 Index more accurately reflects the Fund's investment strategy. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS23

JPMorgan
Small Cap Equity Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/20/94
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$480,542
Primary Benchmark	Russell 2000 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned 12.39% (A Shares) over the 12 months ended December 31, 2005, compared to the 4.55% return of the Russell 2000 Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund outperformed its benchmark due primarily to stock selection in the industrials and materials sectors. At the individual stock level, Southwestern Energy Co., an integrated energy company, and St. Mary Land & Exploration Co., a natural gas producer, were positive contributors to performance. Shares of Southwestern Energy Co. rose on significantly increased production volumes, higher natural gas prices and a capital investment program to fund exploration and production in 2006. St. Mary Land & Exploration Co. reported its fifth consecutive quarter of increased production. In addition, the company announced an increase in its 2005 forecast of exploration and development costs to sustain future growth.

The Fund was negatively impacted by overall stock selection in the telecommunication service and healthcare sectors. Georgia Gulf Corp. and Avocent Corp. were large detractors from performance. Georgia Gulf Corp., a manufacturer of chemical and plastic products, experienced decreased earnings growth due to industry-wide concerns of an economic slowdown and the effects of Hurricanes Rita and Katrina. Supply constraints and lowered inventories from hurricane-related activity disrupted business and contributed to reduced third-quarter earnings. Avocent Corp., a computer equipment maker, experienced mixed results. The company slashed its first-quarter revenue guidance due to lower sales, the launch of its DSView 3 software and greater-than-expected seasonal softness. Despite this lowered forecast, Avocent reported a rise in third-quarter profit, which was attributed to strong demand for digital and embedded products, and robust sales in Asia.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued small-cap companies with leading competitive positions and strong management. The research process is designed to identify companies that exhibit sustainable free cash flow, high barriers to entry and a proven management team. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS24

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Williams Scotsman International, Inc.	2.4%
2. United Bancshares, Inc.	2.1%
3. ProAssurance Corp.	2.0%
4. Scotts Miracle-Gro Co. (The)	2.0%
5. St. Mary Land & Exploration Co.	2.0%
6. Watsco, Inc.	1.9%
7. Alderwoods Group, Inc.	1.8%
8. Jarden Corp.	1.8%
9. Hudson Highland Group, Inc.	1.7%
10. Waste Connections, Inc.	1.6%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS25

JPMorgan
Small Cap Equity Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	12.39%	8.43%	11.80%
With Sales Charge*	6.47%	7.27%	11.20%
CLASS B SHARES
Without CDSC	11.85%	7.67%	11.14%
With CDSC**	6.85%	7.37%	11.14%
CLASS C SHARES
Without CDSC	11.81%	7.66%	11.00%
With CDSC***	10.81%	7.66%	11.00%
SELECT CLASS SHARES	12.98%	9.02%	12.34%

  *  Sales charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/20/94.

Returns for the Select Class Shares prior to 5/7/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Class Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares. In addition, returns for the Class C Shares prior to 2/19/05 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares. During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, Russell 2000 Index, S&P SmallCap 600 Index and Lipper
Small-Cap Core Funds Index from June 30, 1995 to June 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS26

JPMorgan
U.S. Small Company Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/4/93
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$148,693
Primary Benchmark	Russell 2000 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small-company stocks,* returned 4.18% (Institutional Shares) over the 12 months ended December 31, 2005, compared to the 4.55% return of the Russell 2000 Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  U.S. equity markets produced solid returns in 2005. Concerns that a slowdown in the housing sector would cut the legs out from under consumer spending were more than offset by increased consumer confidence due primarily to rapidly falling gasoline prices in the third and fourth quarters.

Stock selection in the finance and pharmaceutical sectors primarily detracted from results. At the security level, a top detractor was R&G Financial Corp., a diversified financial services company, whose shares declined in April on the back of restated earnings for 2004. The company's shares also fell in sync with other major Puerto Rico lenders after Doral Financial Corp., the island's largest residential mortgage lender, disclosed that the SEC had changed an informal accounting probe into a formal one. Another major detractor was Cypress Biosciences Inc., a biotechnology company. Shares of Cypress Biosciences, Inc. fell at the end of September after the company and its drug development partner, Forest Laboratories Inc., announced early data from a Phase III clinical trial showing that the drug milnacipran was statistically ineffective in treating fibromyalgia, a condition causing chronic muscle pain and stiffness. Despite the setback, Forest Laboratories and Cypress Biosciences Inc. stated that they will continue to pursue two additional Phase III clinical trials for the drug, but admitted their plan could change in the near future.

Although the Fund underperformed its benchmark, stock selection in the industrial cyclical and utility sectors aided performance. Among the top contributors were Dobson Communications Corp., an Oklahoma City-based provider of wireless communications services, and GUESS? Inc., an apparel retailer. In June, Dobson Communications Corp. shares benefited from positive earnings guidance due to increased revenue per subscriber. The company also initiated discussions with Cingular, the largest U.S. cell phone provider, aimed at setting up a roaming agreement. Additionally, the company agreed to buy the Cellular One brand from Alltel Corp., a telecommunications company, for $1.3 million. GUESS? Inc. shares increased after the company reported record revenues throughout the year, which were driven by the performance in its European business.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund strives to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in the Fund within +/-1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk from a portfolio without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund are limited to +/-1% of the stock's weight in the Russell 2000 Index.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS27

JPMorgan
U.S. Small Company Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Applied Industrial Technologies, Inc.	1.2%
2. Houston Exploration Co.	1.0%
3. Kilroy Realty Corp.	0.9%
4. Aaron Rents, Inc.	0.9%
5. Universal Forest Products, Inc.	0.9%
6. Mid-America Apartment Communities, Inc.	0.9%
7. Moog, Inc.	0.8%
8. Delphi Financial Group, Inc.	0.8%
9. Commercial Metals Co.	0.8%
10. Todco	0.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS28

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
SELECT CLASS SHARES	3.93%	3.64%	8.08%
INSTITUTIONAL CLASS SHARES	4.18%	3.81%	8.25%

TEN YEAR FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/4/93 and prior to 9/7/01, operated in a master feeder structure.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of an institutional feeder, the J.P. Morgan Institutional U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of a retail feeder, the J.P. Morgan U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from June 30, 1995 to June 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS29

JPMorgan
Value Advantage Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	3/1/05
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$104,165
Primary Benchmark	Russell 3000 Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned 7.46% (Class A Shares) since inception (2/28/05) ended December 31, 2005, compared to the 6.85% return of the Russell 3000 Value Index over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

Stock selection in energy and materials primarily supported performance over the period. Cement manufacturer Cemex S.A. de C.V. was the largest contributor. The company benefited from strong industry trends, which enabled it to grow free cash flow and improve its balance sheet. In addition, management was able to increase cost savings from recent acquisitions. Devon Energy Corp. was another positive contributor. The oil and gas exploration company benefited from high energy prices, driven by strong demand and tight supply.

Consumer discretionary and telecommunication services hindered performance during the period. Gannett Co. Inc., a media conglomerate, was the largest detractor. The company experienced weaker revenues due to reduced ad sales. IPC Holdings Ltd., a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita.

Q:  HOW WAS THE FUND MANAGED?

A:  Our investment philosophy is based on the premise that stock selection focused on undervalued companies with durable franchises and strong management will generate superior returns over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies within the income and capital-gain investment universe that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS30

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Devon Energy Corp.	4.8%
2. V.F. Corp.	3.5%
3. Commonwealth Telephone Enterprises, Inc.	3.2%
4. AutoZone, Inc.	3.1%
5. W.P. Carey & Co. LLC	2.9%
6. Griffon Corp.	2.9%
7. ProAssurance Corp.	2.8%
8. Clear Channel Communications, Inc.	2.4%
9. Assurant, Inc.	2.3%
10. Sears Holdings Corp.	2.2%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS31

JPMorgan
Value Advantage Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

SINCE INCEPTION (3/01/05)
CLASS A SHARES
Without Sales Charge	7.46%
With Sales Charge*	1.82%
CLASS C SHARES
Without CDSC	7.03%
With CDSC**	6.03%
SELECT CLASS SHARES	7.71%
INSTITUTIONAL CLASS	7.32%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes a 1% CDSC for one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/01/05 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 3/1/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from March 1, 2005 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performances of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Value Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Multi-Cap Value Funds Index represents the total returns of the Fund in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have $1,000 minimum initial investment and carry 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS32

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 1.5%
116	Precision Castparts Corp.	$5,989
122	Rockwell Collins, Inc.	5,663
		11,652
	Airlines — 0.9%
451	Southwest Airlines Co.	7,402
	Biotechnology — 2.5%
100	Invitrogen Corp. (a) (c)	6,691
204	MedImmune, Inc. (a)	7,133
206	Protein Design Labs, Inc.	5,863
		19,687
	Capital Markets — 3.3%
83	Affiliated Managers Group, Inc. (a) (c)	6,677
233	Ameritrade Holding Corp. (a) (c)	5,596
192	Federated Investors, Inc., Class B	7,108
92	T. Rowe Price Group, Inc.	6,594
		25,975
	Chemicals — 0.9%
373	Rockwood Holdings, Inc. (a)	7,349
	Commercial Banks — 3.8%
321	Commerce Bancorp, Inc. (c)	11,046
186	East-West Bancorp, Inc. (c)	6,769
157	Zions Bancorp	11,825
		29,640
	Commercial Services & Supplies — 3.2%
127	HNI Corp.	6,971
422	West Corp. (a)	17,766
		24,737
	Communications Equipment — 0.1%
39	Adtran, Inc.	1,163
	Computers & Peripherals — 4.1%
241	NCR Corp. (a)	8,176
232	Network Appliance, Inc. (a)	6,251
594	Seagate Technology (Cayman Islands) (a)	11,872

SHARES	SECURITY DESCRIPTION	VALUE
	Computers & Peripherals — Continued
1,359	Sun Microsystems, Inc. (a)	$5,694
		31,993
	Construction & Engineering — 0.8%
89	Jacobs Engineering Group, Inc. (a) (c)	6,047
	Consumer Finance — 0.8%
234	AmeriCredit Corp. (a)	5,990
	Diversified Financial Services — 2.5%
192	CIT Group, Inc.	9,957
308	Lazard Ltd. (Bermuda), Class A	9,816
		19,773
	Electronic Equipment & Instruments — 5.1%
136	Ametek, Inc.	5,781
397	Amphenol Corp., Class A	17,558
215	Flir Systems, Inc. (a) (c)	4,801
318	Jabil Circuit, Inc. (a)	11,809
		39,949
	Energy Equipment & Services — 6.1%
217	BJ Services Co.	7,972
237	ENSCO International, Inc.	10,506
213	Grant Prideco, Inc. (a) (c)	9,389
123	National Oilwell Varco, Inc. (a)	7,712
103	Noble Corp. (Cayman Islands)	7,237
119	Tidewater, Inc. (c)	5,309
		48,125
	Health Care Equipment & Supplies — 1.7%
71	Bausch & Lomb, Inc.	4,787
152	Mentor Corp. (c)	7,000
20	Millipore Corp. (a)	1,314
		13,101
	Health Care Providers & Services — 6.7%
81	Aetna, Inc.	7,606
133	Caremark Rx, Inc. (a)	6,898
151	Coventry Health Care, Inc. (a)	8,587
212	DaVita, Inc. (a)	10,736
162	LifePoint Hospitals, Inc. (a)	6,060

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS 33

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
135	McKesson Corp.	$6,960
97	Medco Health Solutions, Inc. (a)	5,390
		52,237
	Hotels, Restaurants & Leisure — 6.7%
99	Four Seasons Hotels, Inc. (Canada) (c)	4,905
91	Harrah's Entertainment, Inc.	6,498
112	Panera Bread Co., Class A (a)	7,323
217	Royal Caribbean Cruises Ltd. (Liberia)	9,796
302	Scientific Games Corp., Class A (a)	8,247
192	Sonic Corp. (a)	5,673
80	Station Casinos, Inc.	5,424
93	Wynn Resorts Ltd. (a) (c)	5,085
		52,951
	Household Durables — 1.2%
147	D.R. Horton, Inc. (c)	5,252
118	Toll Brothers, Inc. (a)	4,077
		9,329
	Household Products — 0.9%
143	Energizer Holdings, Inc. (a) (c)	7,105
	Insurance — 1.9%
80	Everest Re Group Ltd. (Bermuda)	7,998
236	HCC Insurance Holdings, Inc.	7,010
		15,008
	Internet Software & Services — 2.6%
411	McAfee, Inc. (a)	11,137
223	ValueClick, Inc. (a)	4,038
251	VeriSign, Inc. (a)	5,511
		20,686
	IT Services — 1.4%
319	Alliance Data Systems Corp. (a) (c)	11,346
	Machinery — 2.3%
94	Harsco Corp.	6,366
59	ITT Industries, Inc.	6,041
136	Oshkosh Truck Corp.	6,046
		18,453

SHARES	SECURITY DESCRIPTION	VALUE
	Media — 3.8%
70	Getty Images, Inc. (a)	$6,222
95	R.H. Donnelley Corp. (a) (c)	5,835
379	Regal Entertainment Group, Class A (c)	7,205
151	Rogers Communications, Inc. (Canada), Class B	6,398
147	XM Satellite Radio Holdings, Inc., Class A (a) (c)	4,008
		29,668
	Oil, Gas & Consumable Fuels — 4.9%
147	Consol Energy, Inc.	9,552
74	EOG Resources, Inc.	5,459
122	Newfield Exploration Co. (a)	6,099
212	Range Resources Corp. (c)	5,595
152	Southwestern Energy Co. (a) (c)	5,477
118	Talisman Energy, Inc. (Canada)	6,237
		38,419
	Pharmaceuticals — 3.2%
39	Allergan, Inc.	4,200
105	Barr Pharmaceuticals, Inc. (a)	6,528
191	Omnicare, Inc.	10,917
69	Sepracor, Inc. (a) (c)	3,563
		25,208
	Road & Rail — 2.8%
516	J.B. Hunt Transport Services, Inc. (c)	11,682
237	Norfolk Southern Corp.	10,629
		22,311
	Semiconductors & Semiconductor Equipment — 7.0%
136	Broadcom Corp., Class A (a)	6,403
149	KLA-Tencor Corp.	7,355
264	Lam Research Corp. (a)	9,434
162	Linear Technology Corp.	5,827
136	Marvell Technology Group Ltd. (Bermuda) (a)	7,611
354	Microchip Technology, Inc.	11,380
184	Nvidia Corp. (a)	6,723
		54,733

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS34

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Software — 5.3%
254	Adobe Systems, Inc.	$9,395
308	Citrix Systems, Inc. (a)	8,850
234	Computer Associates International, Inc.	6,603
583	Compuware Corp. (a)	5,229
125	NAVTEQ Corp. (a)	5,466
188	Salesforce.com, Inc. (a) (c)	6,032
		41,575
	Specialty Retail — 7.6%
90	AnnTaylor Stores Corp. (a) (c)	3,110
293	Bed Bath & Beyond, Inc. (a)	10,596
451	Circuit City Stores, Inc.	10,179
208	Men's Wearhouse, Inc. (a) (c)	6,135
373	Ross Stores, Inc.	10,786
267	Sherwin-Williams Co. (The)	12,118
133	Weight Watchers International, Inc. (a) (c)	6,559
		59,483
	Textiles, Apparel & Luxury Goods — 1.5%
212	Polo Ralph Lauren Corp.	11,919
	Wireless Telecommunication Services — 1.0%
175	NII Holdings, Inc. (a)	7,648
	Total Common Stocks (Cost $648,372)	770,662
Short-Term Investment — 1.0%
	Investment Company — 1.0%
7,923	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,923)	7,923
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 9.9%
	Certificates of Deposit — 1.6%
$3,400	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	3,400
3,000	Manufacturers and Traders, FRN, 4.36%, 09/26/06	3,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Certificates of Deposit — Continued
$3,250	Royal Bank of Canada, FRN, 4.30%, 11/13/06	$3,250
3,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	3,000
		12,650
	Commercial Paper — 0.8%
2,482	HSBC Finance Corporation, 4.43%, 02/10/06	2,482
3,500	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	3,500
		5,982
	Corporate Notes — 3.6%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
4,000	American Express Credit Corp., FRN, 4.36%, 06/12/07	4,000
3,800	Bank of America N.A., FRN, 4.31%, 11/07/06	3,800
3,400	CDC Financial Products. Inc., FRN, 4.35%, 01/30/06	3,400
4,652	Citigroup Global Markets. Inc., FRN, 4.32%, 01/06/06	4,651
1,000	K2(USA) LLC, FRN, 4.35%, 02/15/06	1,000
2,500	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	2,500
1,000	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	1,000
3,399	Links Finance LLC, FRN, 4.37%, 10/15/07	3,399
3,499	Sigma Finance Inc., FRN, 4.37%, 10/24/07	3,499
		28,249
	Repurchase Agreements — 3.9%
6,872	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,875, collateralized by U.S. Government Agency Mortgages.	6,872

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS35

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investment — continued
	Repurchase Agreements — Continued
$12,000	Lehman Brothers, Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $12,006, collateralized by U.S. Government Agency Mortgages.	$12,000
12,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $12,006, collateralized by U.S. Government Agency Mortgages.	12,000
		30,872
	Total Investments of Cash Collateral for Securities Loaned (Cost $77,753)	77,753
	Total Investments — 109.0% (Cost $734,048)	$856,338
	Liabilities in Excess of Other Assets — (9.0)%	(70,858)
	NET ASSETS — 100.0%	$785,480

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS36

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 1.0%
61	Argon ST, Inc. (a)	$1,880
	Airlines — 1.5%
100	Skywest, Inc.	2,686
	Biotechnology — 2.8%
47	Alexion Pharmaceuticals, Inc. (a) (c)	961
73	Myriad Genetics, Inc. (a) (c)	1,519
14	United Therapeutics Corp. (a) (c)	961
95	Viropharma, Inc. (a)	1,760
		5,201
	Building Products — 0.8%
43	Simpson Manufacturing Co., Inc. (c)	1,550
	Capital Markets — 2.1%
48	Affiliated Managers Group, Inc. (a) (c)	3,812
	Commercial Banks — 2.8%
99	Columbia Banking System, Inc.	2,835
7	Preferred Bank	325
70	West Coast Bancorp (c)	1,860
		5,020
	Commercial Services & Supplies — 3.4%
85	Chemed Corp.	4,245
114	LECG Corp. (a) (c)	1,987
		6,232
	Communications Equipment — 1.4%
10	Adtran, Inc.	290
85	Avocent Corp. (a)	2,310
		2,600
	Construction Materials — 1.6%
25	Eagle Materials, Inc. (c)	3,010
	Diversified Financial Services — 3.1%
34	IntercontinentalExchange, Inc. (a)	1,243
185	Marlin Business Services, Inc. (a)	4,409
		5,652

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — 0.8%
136	Cbeyond Communications, Inc. (a)	$1,400
	Electrical Equipment — 2.2%
206	General Cable Corp. (a)	4,051
	Energy Equipment & Services — 4.4%
74	Hornbeck Offshore Services, Inc. (a) (c)	2,417
122	Pioneer Drilling Co (a) (c)	2,188
162	Superior Energy Services, Inc. (a)	3,411
		8,016
	Food & Staples Retailing — 1.1%
78	Casey's General Stores, Inc. (c)	1,924
	Health Care Equipment & Supplies — 3.6%
74	Arthrocare Corp. (a) (c)	3,104
99	DJ Orthopedics, Inc. (a)	2,736
15	Mentor Corp. (c)	707
		6,547
	Health Care Providers & Services — 8.8%
75	Amedisys, Inc. (a)	3,162
14	Brookdale Senior Living, Inc. (c)	428
56	Covance, Inc. (a)	2,726
128	Per-Se Technologies, Inc. (a) (c)	2,981
39	Psychiatric Solutions, Inc. (a) (c)	2,279
97	Symbion, Inc. (a) (c)	2,241
71	United Surgical Partners International, Inc. (a)	2,267
		16,084
	Hotels, Restaurants & Leisure — 4.0%
84	California Pizza Kitchen, Inc. (a) (c)	2,670
98	Orient-Express Hotels Ltd. (Bermuda)	3,087
58	WMS Industries, Inc. (a) (c)	1,464
		7,221
	Household Durables — 2.2%
288	Champion Enterprises, Inc. (a) (c)	3,928

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS37

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Insurance — 3.6%
17	American Physicians Capital, Inc. (a)	$799
65	James River Group, Inc. (a)	1,292
58	Navigators Group, Inc. (a)	2,514
39	ProAssurance Corp. (a)	1,897
		6,502
	Internet Software & Services — 2.9%
244	Digitas, Inc. (a)	3,060
65	Marchex Inc., Class B (a) (c)	1,455
47	ValueClick, Inc. (a) (c)	857
		5,372
	Machinery — 2.4%
99	Oshkosh Truck Corp.	4,408
	Media — 2.2%
60	Carmike Cinemas, Inc. (c)	1,519
316	Lions Gate Entertainment Corp. (Canada) (a) (c)	2,423
		3,942
	Metals & Mining — 2.7%
43	Allegheny Technologies, Inc.	1,551
128	Century Aluminum Co. (a) (c)	3,347
		4,898
	Oil, Gas & Consumable Fuels — 5.4%
112	Foundation Coal Holdings, Inc.	4,273
56	Newfield Exploration Co. (a)	2,812
75	Remington Oil & Gas Corp. (a)	2,752
		9,837
	Pharmaceuticals — 2.5%
68	Adolor Corp. (a) (c)	993
291	AVANIR Pharmaceuticals, Class A (a) (c)	1,002
133	Cypress Bioscience, Inc. (a) (c)	771
69	Nastech Pharmaceutical Co., Inc. (a) (c)	1,010
37	Theravance, Inc. (a)	828
		4,604

SHARES	SECURITY DESCRIPTION	VALUE
	Road & Rail — 0.9%
81	TAL International Group, Inc. (a) (c)	$1,666
	Semiconductors & Semiconductor Equipment — 7.1%
53	ATMI, Inc. (a) (c)	1,473
170	Cirrus Logic, Inc. (a) (c)	1,136
84	Diodes, Inc. (a) (c)	2,607
107	Microsemi Corp. (a) (c)	2,972
42	Portalplayer, Inc. (a) (c)	1,175
46	Sirf Technology Holdings, Inc. (a) (c)	1,359
52	Varian Semiconductor Equipment Associates, Inc. (a)	2,291
		13,013
	Software — 9.6%
264	Epicor Software Corp. (a)	3,723
114	Hyperion Solutions Corp. (a)	4,099
75	Progress Software Corp. (a)	2,119
91	Serena Software, Inc. (a) (c)	2,141
37	Talx Corp.	1,684
81	VeriFone Holdings, Inc. (a)	2,049
86	Witness Systems, Inc. (a) (c)	1,688
		17,503
	Specialty Retail — 6.4%
319	Charming Shoppes, Inc. (a) (c)	4,205
36	Children's Place, Inc. (a)	1,779
93	GameStop Corp. (c)	2,964
3	GameStop Corp. (a) (c)	86
95	Too, Inc. (a)	2,671
		11,705
	Textiles, Apparel & Luxury Goods — 3.2%
24	Carter's, Inc. (a)	1,389
75	Phillips-Van Heusen	2,424
133	Skechers U.S.A., Inc., Class A (a) (c)	2,035
		5,848
	Transportation Infrastructure — 0.7%
40	American Commercial Lines, Inc. (a)	1,209
	Common Stocks (Cost $154,556)	177,321

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS38

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 2.9%
	Investment Company — 2.9%
5,290	JPMorgan Prime Money Market Fund (b) (m) (Cost $5,290)	$5,290
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 23.4%
	Certificates of Deposit — 3.6%
$1,000	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	1,000
2,000	Manufacturers and Traders, FRN, 4.36%, 09/26/06	2,000
1,800	Royal Bank of Canada, FRN, 4.30%, 11/13/06	1,800
1,750	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	1,750
		6,550
	Commercial Paper — 2.2%
2,000	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	2,000
1,985	HSBC Finance Corp., 4.43%, 02/10/06	1,985
		3,985
	Corporate Notes — 8.1%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
2,000	American Express Credit Corp., FRN, 4.36%, 06/12/07	2,000
2,000	Bank of America, N.A., FRN, 4.31%, 11/07/06	2,000
2,000	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	2,000
2,000	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	2,000
1,000	K2(USA) LLC, FRN, 4.35%, 02/15/06	1,000
1,900	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	1,900
100	Links Finance LLC, FRN, 4.29%, 10/06/06	100
1,800	Links Finance LLC, FRN, 4.37%, 10/15/07	1,800

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Corporate Notes — Continued
$1,000	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	$1,000
		14,800
	Repurchase Agreements — 9.5%
2,808	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $2,809, collateralized by U.S. Government Agency Mortgages.	2,808
8,000	Lehman Brothers, Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $8,003, collateralized by U.S. Government Agency Mortgages.	8,000
6,500	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,502, collateralized by U.S. Government Agency Mortgages.	6,500
		17,308
	Investments of Cash Collateral for Securities Loaned (Cost $42,643)	42,643
	Investments — 123.5% (Cost $202,489)	$225,254
	Liabilities in Excess of Other Assets — (23.5)%	(42,910)
	NET ASSETS — 100.0%	$182,344

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS39

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 1.4%
8	Precision Castparts Corp.	$404
8	Rockwell Collins, Inc.	386
		790
	Biotechnology — 3.2%
4	Genentech, Inc. (a)	389
7	Invitrogen Corp. (a) (c)	476
14	MedImmune, Inc. (a)	490
15	Protein Design Labs, Inc. (a) (c)	412
		1,767
	Capital Markets — 3.1%
6	Affiliated Managers Group, Inc. (a) (c)	458
16	Ameritrade Holding Corp. (a)	384
13	Federated Investors, Inc., Class B	474
6	T. Rowe Price Group, Inc.	450
		1,766
	Commercial Banks — 3.7%
22	Commerce Bancorp, Inc. (c)	767
13	East-West Bancorp, Inc. (c)	460
11	Zions Bancorp	839
		2,066
	Commercial Services & Supplies — 3.2%
9	HNI Corp. (c)	472
31	West Corp. (a)	1,305
		1,777
	Communications Equipment — 1.0%
28	Corning, Inc. (a)	556
	Computers & Peripherals — 4.6%
8	Apple Computer, Inc. (a)	597
17	NCR Corp. (a)	565
43	Seagate Technology (Cayman Islands) (a)	857
130	Sun Microsystems, Inc. (a)	546
		2,565
	Construction & Engineering — 0.8%
6	Jacobs Engineering Group, Inc. (a)	424

SHARES	SECURITY DESCRIPTION	VALUE
	Consumer Finance — 0.7%
16	AmeriCredit Corp. (a)	$410
	Diversified Financial Services — 3.2%
14	CIT Group, Inc.	699
12	IntercontinentalExchange, Inc. (a)	418
21	Lazard Ltd. (Bermuda), Class A	676
		1,793
	Electrical Equipment — 1.7%
9	Ametek, Inc.	395
28	General Cable Corp. (a) (c)	550
		945
	Electronic Equipment & Instruments — 4.7%
27	Amphenol Corp., Class A	1,208
22	Jabil Circuit, Inc. (a)	833
25	Lo Jack Corp. (a) (c)	603
		2,644
	Energy Equipment & Services — 5.5%
17	ENSCO International, Inc.	763
13	Grant Prideco, Inc. (a)	552
7	Halliburton Co.	409
14	Hornbeck Offshore Services, Inc. (a) (c)	464
8	National Oilwell Varco, Inc. (a)	527
5	Noble Corp. (Cayman Islands)	377
		3,092
	Food & Staples Retailing — 1.0%
21	CVS Corp.	555
	Health Care Equipment & Supplies — 3.1%
5	Bausch & Lomb, Inc.	333
14	Baxter International, Inc.	523
14	DJ Orthopedics, Inc. (a) (c)	386
10	Mentor Corp. (c)	479
		1,721
	Health Care Providers & Services — 7.4%
6	Aetna, Inc.	552
10	Amedisys, Inc. (a)	414
9	Caremark Rx, Inc. (a)	471

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS40

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
10	Coventry Health Care, Inc. (a)	$587
15	DaVita, Inc. (a)	738
9	McKesson Corp.	475
9	Medco Health Solutions, Inc. (a)	508
18	Per-Se Technologies, Inc. (a) (c)	427
		4,172
	Hotels, Restaurants & Leisure — 5.1%
7	Four Seasons Hotels, Inc. (Canada) (c)	333
6	Harrah's Entertainment, Inc.	451
8	Panera Bread Co., Class A (a)	499
15	Royal Caribbean Cruises Ltd. (Liberia)	694
21	Scientific Games Corp., Class A (a)	562
6	Wynn Resorts Ltd. (a) (c)	346
		2,885
	Household Durables — 1.6%
41	Champion Enterprises, Inc. (a) (c)	555
10	D.R. Horton, Inc.	357
		912
	Household Products — 0.9%
10	Energizer Holdings, Inc. (a)	488
	Industrial Conglomerates — 1.0%
7	3M Co.	543
	Insurance — 1.9%
6	Everest Re Group Ltd. (Bermuda)	572
16	HCC Insurance Holdings, Inc.	484
		1,056
	Internet Software & Services — 3.5%
1	Google, Inc., Class A (a)	539
29	McAfee, Inc. (a)	788
16	ValueClick, Inc. (a) (c)	284
17	VeriSign, Inc. (a)	373
		1,984
	IT Services — 1.4%
22	Alliance Data Systems Corp. (a) (c)	799

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 1.5%
6	Harsco Corp.	$428
9	Oshkosh Truck Corp. (c)	415
		843
	Media — 3.0%
17	Carmike Cinemas, Inc. (c)	429
5	Getty Images, Inc. (a)	419
6	R.H. Donnelley Corp. (a)	394
11	Rogers Communications, Inc. (Canada), Class B	461
		1,703
	Oil, Gas & Consumable Fuels — 2.4%
9	Consol Energy, Inc.	554
5	EOG Resources, Inc.	389
8	Talisman Energy, Inc. (Canada)	418
		1,361
	Pharmaceuticals — 4.9%
4	Allergan, Inc.	421
7	Barr Pharmaceuticals, Inc. (a)	449
14	Omnicare, Inc.	772
12	Teva Pharmaceutical Industries Ltd. (Israel) ADR (c)	525
12	Wyeth	557
		2,724
	Road & Rail — 1.5%
19	Norfolk Southern Corp.	856
	Semiconductors & Semiconductor Equipment — 10.6%
9	Broadcom Corp., Class A (a)	438
61	Cirrus Logic, Inc. (a) (c)	405
21	Diodes, Inc. (a) (c)	651
27	Ikanos Communications, Inc. (a) (c)	398
31	Intel Corp.	761
10	KLA-Tencor Corp.	506
18	Lam Research Corp. (a)	649
10	Marvell Technology Group Ltd. (Bermuda) (a)	561
17	Microchip Technology, Inc.	534

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS41

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Semiconductors & Semiconductor Equipment — Continued
13	Nvidia Corp. (a)	$461
18	Texas Instruments, Inc.	561
		5,925
	Software — 5.0%
17	Adobe Systems, Inc.	634
20	Computer Associates International, Inc.	560
40	Compuware Corp. (a)	354
8	Electronic Arts, Inc. (a)	439
9	NAVTEQ Corp. (a)	395
13	Salesforce.com, Inc. (a) (c)	417
		2,799
	Specialty Retail — 4.7%
6	AnnTaylor Stores Corp. (a)	221
21	Bed Bath & Beyond, Inc. (a)	761
8	Best Buy Co., Inc.	335
15	Men's Wearhouse, Inc. (a)	436
19	Sherwin-Williams Co. (The)	874
		2,627
	Textiles, Apparel & Luxury Goods — 1.5%
15	Polo Ralph Lauren Corp.	845
	Wireless Telecommunication Services — 0.9%
12	NII Holdings, Inc. (a)	520
	Total Common Stocks (Cost $47,336)	55,913
Short-Term Investment — 0.7%
	Investment Company — 0.7%
409	JPMorgan Prime Money Market Fund (b) (m) (Cost $409)	409

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — 16.2%
	Certificates of Cash Deposit — 1.8%
$300	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	$300
300	Royal Bank of Canada, FRN, 4.30. 11/13/06	300
400	Wells Fargo Bank San Francisco, 4.30%, 1/27/06	400
		1,000
	Commercial Paper — 0.5%
300	Morgan Stanley & Co., Inc., FRN, 4.33%, 4/17/06	300
	Corporate Notes — 4.0%
300	Alliance and Leister plc, FRN, 4.33%, 01/30/07	300
400	American Express Credit Corp., FRN, 4.36%, 06/12/07	400
300	Banc of America Securities LLC, FRN, 4.31%, 11/07/06	300
380	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	380
59	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	59
200	K2(USA) LLC, FRN, 4.35%, 02/15/06	200
251	Links Finance LLC, FRN, 4.29%, 10/06/06	251
350	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	350
		2,240
	Repurchase Agreements — 9.9%
322	Bank of America Securities LLC, 4.26%, date 12/30/05, due 01/03/06, repurchase price $322, collateralized by U.S. Government Agency Mortgages.	322
1,700	Lehman Brothers, Inc., 4.26%, date 12/30/05, due 01/03/06, repurchase price $1,701, collateralized by U.S. Government Agency Mortgages.	1,700
1,750	Morgan Stanley & Co., Inc., 4.27%, date 12/30/05, due 01/03/06, repurchase price $1,751, collateralized by U.S. Government Agency Mortgages.	1,750

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS42

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — continued
	Repurchase Agreements — Continued
$1,750	UBS Securities LLC, 4.26%, date 12/30/05, due 01/03/06, repurchase price $1,751, collateralized by U.S. Government Agency Mortgages.	$1,750
		5,522
	Total Investments of Cash Collateral for Securities Loaned (Cost $9,062)	9,062
	Total Investments — 116.6% (Cost $56,807)	$65,384
	Liabilities in Excess of Other Assets — (16.6)%	(9,288)
	NET ASSETS — 100.0%	$56,096

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS43

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 1.6%
2	Esterline Technologies Corp. (a)	$85
	Biotechnology — 2.7%
6	Illumina, Inc. (a)	89
3	Myriad Genetics, Inc. (a)	52
		141
	Building Products — 1.7%
4	Interline Brands, Inc. (a)	89
	Commercial Banks — 7.0%
2	Alabama National Bancorp	104
3	Preferred Bank	111
4	Security Bank Corp.	86
2	State National Bancshares, Inc., Class B (a)	59
		360
	Commercial Services & Supplies — 14.1%
10	Collectors Universe (a)	154
7	Cornell Cos., Inc. (a)	92
1	CoStar Group, Inc. (a)	46
6	FirstService Corp. (Canada) (a)	156
15	Franklin Covey Co. (a)	93
5	Hudson Highland Group, Inc. (a)	87
12	SM&A Corp. (a)	101
		729
	Distributors — 2.0%
7	Rush Enterprises, Inc., Class A (a)	103
	Electrical Equipment — 1.5%
4	Fargo Electronics, Inc. (a)	75
	Electronic Equipment & Instruments — 4.4%
5	Lo Jack Corp. (a)	129
2	Scansource, Inc. (a)	99
		228
	Energy Equipment & Services — 2.3%
2	Lufkin Industries, Inc.	118

SHARES	SECURITY DESCRIPTION	VALUE
	Health Care Equipment & Supplies — 2.4%
2	Neurometrix, Inc. (a)	$45
5	NMT Medical, Inc. (a)	77
		122
	Health Care Providers & Services — 8.2%
7	Alderwoods Group, Inc. (a)	110
7	American Dental Partners, Inc. (a)	125
14	Five Star Quality Care, Inc. (a)	110
4	Horizon Health Corp. (a)	80
		425
	Hotels, Restaurants & Leisure — 4.4%
3	Ambassadors Group, Inc.	59
2	Benihana, Inc., Class A (a)	42
5	Friendly Ice Cream Corp. (a)	44
17	Youbet.com, Inc. (a)	81
		226
	Household Durables — 3.9%
13	Interface, Inc., Class A (a)	111
10	Modtech Holdings, Inc. (a)	91
		202
	Industrial Conglomerates — 1.6%
2	Freightcar America, Inc.	80
	Insurance — 4.5%
2	American Physicians Capital, Inc. (a)	82
3	James River Group, Inc (a)	53
2	ProAssurance Corp. (a)	97
		232
	Internet & Catalog Retail — 5.5%
8	Audible, Inc. (a)	106
13	Celebrate Express, Inc. (a)	176
		282
	Internet Software & Services — 9.3%
4	Bankrate, Inc. (a)	129
6	Digitas, Inc. (a)	81
2	Equinix, Inc. (a)	69
7	iVillage, Inc. (a)	54

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS44

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Internet Software & Services — Continued
8	PlanetOut, Inc. (a)	$73
7	Vocus, Inc. (a)	73
		479
	IT Services — 1.0%
3	Dynamics Research Corp. (a)	52
	Media — 1.0%
5	Knot, Inc. (The) (a)	52
	Oil, Gas & Consumable Fuels — 4.6%
3	Bronco Drilling Co., Inc. (a)	75
2	Edge Petroleum Corp. (a)	55
3	Whiting Petroleum Corp. (a)	106
		236
	Road & Rail — 1.9%
6	Marten Transport Ltd. (a)	100
	Semiconductors & Semiconductor Equipment — 3.2%
10	PDF Solutions, Inc. (a)	163
	Software — 8.6%
8	Concur Technologies, Inc. (a)	101
12	Magma Design Automation, Inc. (a)	101
57	Manugistics Group, Inc. (a)	100
3	Onyx Software Corp. (a)	12
11	Unica Corp.	127
		441
	Trading Companies & Distributors — 0.9%
2	Nuco2, Inc. (a)	48
	Total Common Stocks (Cost $4,942)	5,068

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 1.9%
	Investment Company — 1.9%
99	JPMorgan Prime Money
	Market Fund (b) (m)	$99
	(Cost $99)
	Total Investments — 100.2% (Cost $5,041)	$5,167
	Liabilities in Excess of Other Assets — (0.2)%	(9)
	NET ASSETS — 100.0%	$5,158

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS45

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 0.7%
20	Precision Castparts Corp.	$1,026
21	Rockwell Collins, Inc.	969
		1,995
	Airlines — 0.5%
77	Southwest Airlines Co.	1,264
	Auto Components — 0.1%
4	BorgWarner, Inc.	249
	Beverages — 0.6%
13	Brown-Forman Corp., Class B	906
24	Constellation Brands, Inc., Class A (a)	640
		1,546
	Biotechnology — 1.3%
17	Invitrogen Corp. (a) (c)	1,146
35	MedImmune, Inc. (a)	1,219
35	Protein Design Labs, Inc. (a) (c)	1,003
		3,368
	Building Products — 0.5%
34	American Standard Cos., Inc.	1,346
	Capital Markets — 2.8%
14	Affiliated Managers Group, Inc. (a) (c)	1,140
40	Ameritrade Holding Corp. (a)	956
52	E*Trade Financial Corp. (a)	1,076
33	Federated Investors, Inc., Class B	1,215
19	Northern Trust Corp.	1,000
30	T. Rowe Price Group, Inc.	2,143
		7,530
	Chemicals — 2.7%
45	Albemarle Corp.	1,707
26	Ashland, Inc.	1,476
27	PPG Industries, Inc.	1,557
64	Rockwood Holdings, Inc. (a) (c)	1,257
20	Sigma-Aldrich Corp.	1,253
		7,250

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — 5.4%
55	Commerce Bancorp, Inc.(c)	$1,889
23	Cullen/Frost Bankers, Inc.	1,251
32	East-West Bancorp, Inc.(c)	1,157
24	M&T Bank Corp.	2,661
84	North Fork Bancorp, Inc.	2,305
46	TCF Financial Corp.	1,240
32	Wilmington Trust Corp.	1,253
37	Zions Bancorp	2,807
		14,563
	Commercial Services & Supplies — 2.5%
22	HNI corp. (c)	1,192
31	Pitney Bowes, Inc.	1,310
32	Republic Services, Inc.	1,190
73	West Corp. (a)	3,081
		6,773
	Communications Equipment — 0.1%
7	Adtran, Inc.	199
	Computers & Peripherals — 2.4%
72	NCR Corp. (a)	2,452
40	Network Appliance, Inc. (a)	1,068
102	Seagate Technology (Cayman Islands) (a)	2,035
236	Sun Microsystems, Inc. (a)	987
		6,542
	Construction & Engineering — 0.4%
15	Jacobs Engineering Group, Inc. (a)	1,035
	Construction Materials — 0.6%
25	Vulcan Materials Co.	1,667
	Consumer Finance — 0.4%
40	AmeriCredit Corp. (a)	1,023
	Containers & Packaging — 0.5%
36	Ball Corp.	1,410
	Distributors — 0.4%
26	Genuine Parts Co.	1,159

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS46

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Diversified Financial Services — 1.5%
33	CIT Group, Inc.	$1,704
53	Lazard Ltd. (Bermuda), Class A	1,679
13	Principal Financial Group	607
		3,990
	Diversified Telecommunication Services — 1.7%
32	Alltel Corp.	2,045
74	CenturyTel, Inc.	2,437
		4,482
	Electric Utilities — 2.7%
34	American Electric Power Co., Inc.	1,269
46	DPL, Inc.	1,207
15	FirstEnergy Corp.	715
29	PG&E Corp.	1,091
54	PPL Corp.	1,582
58	Westar Energy, Inc.	1,251
		7,115
	Electrical Equipment — 1.4%
54	Ametek, Inc.	2,306
20	Cooper Industries Ltd. (Bermuda), Class A	1,489
		3,795
	Electronic Equipment & Instruments — 2.5%
89	Amphenol Corp., Class A	3,926
37	Flir Systems, Inc. (a) (c)	820
56	Jabil Circuit, Inc. (a)	2,088
		6,834
	Energy Equipment & Services — 3.1%
37	BJ Services Co.	1,364
41	ENSCO International, Inc.	1,801
36	Grant Prideco, Inc. (a)	1,608
21	National Oilwell Varco, Inc. (a)	1,317
18	Noble Corp. (Cayman Islands)	1,238
20	Tidewater, Inc.(c)	907
		8,235
	Food Products — 1.0%
31	Dean Foods Co. (a)	1,183
80	Del Monte Foods Co. (a)	834

SHARES	SECURITY DESCRIPTION	VALUE
	Food Products — Continued
16	Hormel Foods Corp.	$533
		2,550
	Gas Utilities — 0.9%
39	AGL Resources, Inc.	1,340
47	UGI Corp.	968
		2,308
	Health Care Equipment & Supplies — 0.8%
12	Bausch & Lomb, Inc.	815
26	Mentor corp. (c)	1,198
3	Millipore Corp. (a)	224
		2,237
	Health Care Providers & Services — 5.2%
14	Aetna, Inc.	1,302
23	Caremark Rx, Inc. (a)	1,178
72	Coventry Health Care, Inc. (a)	4,114
36	DaVita, Inc. (a)	1,834
7	Henry Schein, Inc. (a)	314
28	LifePoint Hospitals, Inc. (a)	1,037
29	Manor Care, Inc.	1,157
23	McKesson Corp.	1,192
17	Medco Health Solutions, Inc. (a)	924
20	Quest Diagnostics, Inc.	1,045
		14,097
	Hotels, Restaurants & Leisure — 5.2%
59	Applebees International, Inc.	1,331
17	Four Seasons Hotels, Inc. (Canada) (c)	841
16	Harrah's Entertainment, Inc.	1,109
80	Hilton Hotels Corp.	1,919
41	Outback Steakhouse, Inc.	1,698
19	Panera Bread Co., Class A (a)	1,254
38	Royal Caribbean Cruises Ltd. (Liberia) (c)	1,703
52	Scientific Games Corp., Class A (a)	1,410
33	Sonic Corp. (a) (c)	971
14	Station Casinos, Inc.	925
16	Wynn Resorts Ltd. (a) (c)	867
		14,028

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS47

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Household Durables — 1.1%
25	D.R. Horton, Inc.	$897
16	Fortune Brands, Inc.	1,264
20	Toll Brothers, Inc. (a)	696
		2,857
	Household Products — 1.1%
31	Clorox Co.	1,746
24	Energizer Holdings, Inc. (a)	1,215
		2,961
	Industrial Conglomerates — 0.6%
22	Carlisle Cos., Inc.	1,535
	Insurance — 4.7%
73	Assurant, Inc.	3,153
30	Cincinnati Financial Corp.	1,320
14	Everest Re Group Ltd. (Bermuda)	1,375
34	Genworth Financial, Inc., Class A	1,183
40	HCC Insurance Holdings, Inc.	1,199
35	IPC Holdings Ltd. (Bermuda)	961
80	Old Republic International Corp.	2,110
25	Safeco Corp.	1,418
		12,719
	Internet Software & Services — 1.3%
70	McAfee, Inc. (a)	1,905
39	ValueClick, Inc. (a) (c)	701
43	VeriSign, Inc. (a)	941
		3,547
	IT Services — 1.2%
20	Affiliated Computer Services, Inc., Class A (a)	1,190
54	Alliance Data Systems Corp. (a) (c)	1,938
		3,128
	Machinery — 1.9%
33	Crane Co.	1,157
30	Harsco Corp.	2,002
10	ITT Industries, Inc.	1,033
23	Oshkosh Truck corp. (c)	1,034
		5,226

SHARES	SECURITY DESCRIPTION	VALUE
	Media — 4.4%
37	Cablevision Systems New York Group, Class A (a)	$873
41	Clear Channel Outdoor Holdings, Inc., Class A (a)	830
44	Dex Media, Inc.	1,184
20	Gannett Co., Inc.	1,223
12	Getty Images, Inc. (a)	1,062
35	Interactive Data Corp. (a)	786
15	Knight Ridder, Inc.	943
16	R.H. Donnelley Corp. (a)	998
65	Regal Entertainment Group, Class A (c)	1,231
26	Rogers Communications, Inc. (Canada), Class B	1,095
1	Washington Post Co. (The), Class B	918
25	XM Satellite Radio Holdings, Inc., Class A (a) (c)	685
		11,828
	Multi-Utilities — 1.3%
32	Energen Corp.	1,177
42	Energy East Corp.	953
33	SCANA Corp.	1,280
		3,410
	Multiline Retail — 1.1%
43	Family Dollar Stores, Inc.	1,059
19	Federated Department Stores, Inc.	1,234
32	Tuesday Morning Corp.	669
		2,962
	Oil, Gas & Consumable Fuels — 5.9%
33	Burlington Resources, Inc.	2,802
25	Consol Energy, Inc.	1,639
40	Devon Energy Corp.	2,527
13	EOG Resources, Inc.	932
25	Kinder Morgan, Inc.	2,290
15	Marathon Oil Corp.	944
21	Newfield Exploration Co. (a)	1,044
16	Pioneer Natural Resources Co.	825
36	Range Resources Corp. (c)	956
26	Southwestern Energy Co. (a)	934
20	Talisman Energy, Inc. (Canada)	1,068
		15,961

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS48

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Paper & Forest Products — 0.4%
42	MeadWestvaco Corp.	$1,169
	Personal Products — 0.4%
35	Estee Lauder Cos., Inc. (The), Class A	1,165
	Pharmaceuticals — 2.0%
7	Allergan, Inc.	713
18	Barr Pharmaceuticals, Inc. (a)	1,115
51	Omnicare, Inc.	2,912
12	Sepracor, Inc. (a)	611
		5,351
	Real Estate — 2.0%
45	Brookfield Properties Co. (Canada)	1,315
22	Forest City Enterprises, Inc., Class A	838
18	iStar Financial, Inc. REIT	653
25	Rayonier, Inc. REIT	993
18	Vornado Realty Trust REIT	1,519
		5,318
	Road & Rail — 1.7%
88	J.B. Hunt Transport Services, Inc.	2,001
57	Norfolk Southern Corp.	2,560
		4,561
	Semiconductors & Semiconductor Equipment — 3.5%
23	Broadcom Corp., Class A (a)	1,096
26	KLA-Tencor Corp.	1,258
45	Lam Research Corp. (a)	1,613
28	Linear Technology Corp.	996
23	Marvell Technology Group Ltd. (Bermuda) (a)	1,301
60	Microchip Technology, Inc.	1,943
31	Nvidia Corp. (a)	1,148
		9,355
	Software — 3.2%
43	Adobe Systems, Inc.	1,604
53	Citrix Systems, Inc. (a)	1,512
93	Computer Associates International, Inc.	2,615
100	Compuware Corp. (a)	893

SHARES	SECURITY DESCRIPTION	VALUE
	Software — Continued
21	NAVTEQ Corp. (a)	$935
32	Salesforce.com, Inc. (a) (c)	1,032
		8,591
	Specialty Retail — 7.0%
16	AnnTaylor Stores Corp. (a)	542
53	Autonation, Inc. (a)	1,152
26	AutoZone, Inc. (a)	2,422
50	Bed Bath & Beyond, Inc. (a)	1,817
77	Circuit City Stores, Inc.	1,744
64	Limited Brands, Inc.	1,430
36	Men's Wearhouse, Inc. (a)	1,066
65	Ross Stores, Inc.	1,884
75	Sherwin-Williams Co. (The)	3,388
22	Tiffany & Co.	823
58	TJX Cos., Inc.	1,338
23	Weight Watchers International, Inc. (a) (c)	1,120
		18,726
	Textiles, Apparel & Luxury Goods — 2.5%
31	Columbia Sportswear Co. (a)	1,456
37	Polo Ralph Lauren Corp.	2,071
59	V.F. Corp.	3,282
		6,809
	Thrifts & Mortgage Finance — 1.8%
33	Golden West Financial Corp.	2,205
24	MGIC Investment Corp.	1,586
24	Webster Financial Corp.	1,116
		4,907
	Trading Companies & Distributors — 0.4%
27	Hughes Supply, Inc.	954
	Wireless Telecommunication Services — 0.9%
30	NII Holdings, Inc. (a)	1,306
31	Telephone & Data Systems, Inc.	1,083
		2,389
	Total Common Stocks (Cost $213,957)	264,019

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS49

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 1.8%
	Investment Company — 1.8%
4,875	JPMorgan Prime Money
	Market Fund (b) (m)	$4,875
	(Cost $4,875)
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 6.8%
	Certificates of Deposit — 1.5%
$900	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	900
1,000	Manufacturers and Traders, FRN, 4.36%, 09/26/06	1,000
1,000	Royal Bank of Canada, FRN, 4.30%, 11/13/06	1,000
1,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	1,000
		3,900
	Commercial Paper — 0.3%
900	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	900
	Corporate Notes — 3.2%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
1,000	American Express Credit Corp., FRN, 4.36%, 06/12/07	1,000
1,000	Banc of America Securities LLC, FRN, 4.31%, 11/07/06	1,000
900	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	900
900	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	900
1,000	K2(USA) LLC, FRN, 4.35, 02/15/06	1,000
900	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	900
903	Links Finance LLC, FRN, 4.29%, 10/06/06	902
900	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	900
		8,502

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — 1.8%
$1,418	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $1,419, collateralized by U.S. Government Agency Mortgages.	$1,418
3,500	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $3,501, collateralized by U.S. Government Agency Mortgages.	3,500
		4,918
	Total Investments of Cash Collateral for Securities Loaned (Cost $18,220)	18,220
	Total Investments — 106.9% (Cost $237,052)	$287,114
	Liabilities in Excess of Other Assets — (6.9)%	(18,532)
	NET ASSETS — 100.0%	$268,582

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS50

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.3%
	Common Stocks — 96.3%
	Auto Components — 0.2%
216	BorgWarner, Inc. (c)	$13,066
	Beverages — 1.1%
672	Brown-Forman Corp., Class B	46,592
1,254	Constellation Brands, Inc., Class A (a)	32,893
		79,485
	Building Products — 0.9%
1,653	American Standard Cos., Inc. (c)	66,021
	Capital Markets — 2.2%
2,405	E*Trade Financial Corp. (a)	50,175
995	Northern Trust Corp.	51,551
723	T. Rowe Price Group, Inc. (c)	52,070
		153,796
	Chemicals — 4.3%
2,288	Albemarle Corp. (c)	87,737
1,308	Ashland, Inc.	75,716
1,322	PPG Industries, Inc.	76,567
1,020	Sigma-Aldrich Corp. (c)	64,562
		304,582
	Commercial Banks — 6.9%
1,221	Cullen/Frost Bankers, Inc.	65,543
1,251	M&T Bank Corp.	136,422
4,335	North Fork Bancorp, Inc.	118,610
2,343	TCF Financial Corp.	63,594
1,555	Wilmington Trust Corp.	60,513
523	Zions Bancorp	39,518
		484,200
	Commercial Services & Supplies — 1.9%
1,627	Pitney Bowes, Inc.	68,733
1,635	Republic Services, Inc.	61,394
		130,127
	Computers & Peripherals — 0.8%
1,571	NCR Corp. (a)	53,303

SHARES	SECURITY DESCRIPTION	VALUE
	Construction Materials — 1.2%
1,268	Vulcan Materials Co. (c)	$85,880
	Containers & Packaging — 1.0%
1,839	Ball Corp. (c)	73,049
	Distributors — 0.7%
1,178	Genuine Parts Co.	51,751
	Diversified Financial Services — 0.4%
654	Principal Financial Group (c)	31,033
	Diversified Telecommunication Services — 3.3%
1,673	Alltel Corp.	105,560
3,763	CenturyTel, Inc. (c)	124,774
		230,334
	Electric Utilities — 5.2%
1,801	American Electric Power Co., Inc. (c)	66,803
2,445	DPL, Inc.	63,602
753	FirstEnergy Corp.	36,904
1,463	PG&E Corp.	54,288
2,757	PPL Corp.	81,041
3,020	Westar Energy, Inc.	64,922
		367,560
	Electrical Equipment — 2.1%
1,656	Ametek, Inc.	70,442
1,055	Cooper Industries Ltd. (Bermuda), Class A	77,000
		147,442
	Electronic Equipment & Instruments — 0.7%
1,064	Amphenol Corp., Class A	47,075
	Food Products — 1.9%
1,621	Dean Foods Co. (a)	61,043
4,235	Del Monte Foods Co. (a)	44,174
821	Hormel Foods Corp.	26,824
		132,041

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS51

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Gas Utilities — 1.7%
1,971	AGL Resources, Inc. (c)	$68,593
2,473	UGI Corp.	50,946
		119,539
	Health Care Providers & Services — 3.8%
2,377	Coventry Health Care, Inc. (a) (c)	135,397
372	Henry Schein, Inc. (a)	16,221
1,518	Manor Care, Inc. (c)	60,371
1,071	Quest Diagnostics, Inc.	55,145
		267,134
	Hotels, Restaurants & Leisure — 3.5%
2,862	Applebee's International, Inc. (c)	64,662
4,001	Hilton Hotels Corp.	96,457
2,043	Outback Steakhouse, Inc. (c)	84,988
		246,107
	Household Durables — 0.9%
830	Fortune Brands, Inc.	64,764
	Household Products — 1.3%
1,581	Clorox Co.	89,966
	Industrial Conglomerates — 1.1%
1,136	Carlisle Cos., Inc.	78,561
	Insurance — 7.5%
3,732	Assurant, Inc. (c)	162,300
1,525	Cincinnati Financial Corp.	68,118
1,764	Genworth Financial, Inc., Class A	61,010
1,806	IPC Holdings Ltd. (Bermuda) (c)	49,451
4,121	Old Republic International Corp.	108,228
1,305	Safeco Corp.	73,744
		522,851
	IT Services — 0.9%
1,052	Affiliated Computer Services, Inc., Class A (a) (c)	62,275

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 1.5%
1,684	Crane Co.	$59,409
695	Harsco Corp.	46,926
		106,335
	Media — 5.0%
1,879	Cablevision Systems New York Group, Class A (a)	44,102
2,431	Clear Channel Outdoor Holdings, Inc. (a)	48,749
2,239	Dex Media, Inc.	60,652
1,036	Gannett Co., Inc.	62,763
1,631	Interactive Data Corp. (a)	37,033
766	Knight Ridder, Inc. (c)	48,488
61	Washington Post Co. (The), Class B (c)	46,665
		348,452
	Multi-Utilities — 2.5%
1,660	Energen Corp.	60,298
2,193	Energy East Corp. (c)	49,996
1,694	SCANA Corp.	66,714
		177,008
	Multiline Retail — 2.1%
2,148	Family Dollar Stores, Inc. (c)	53,244
894	Federated Department Stores, Inc.	59,276
1,543	Tuesday Morning Corp. (c)	32,278
		144,798
	Oil, Gas & Consumable Fuels — 6.8%
1,633	Burlington Resources, Inc. (c)	140,773
2,066	Devon Energy Corp. (c)	129,227
1,282	Kinder Morgan, Inc. (c)	117,852
794	Marathon Oil Corp.	48,411
830	Pioneer Natural Resources Co.	42,564
		478,827
	Paper & Forest Products — 0.9%
2,165	MeadWestvaco Corp. (c)	60,682

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS52

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Personal Products — 0.8%
1,780	Estee Lauder Cos., Inc. (The), Class A (c)	$59,598
	Pharmaceuticals — 0.8%
935	Omnicare, Inc. (c)	53,512
	Real Estate — 3.9%
2,306	Brookfield Properties Co. (Canada)	67,837
1,134	Forest City Enterprises, Inc., Class A (c)	43,024
942	iStar Financial, Inc. REIT (c)	33,593
1,275	Rayonier, Inc. REIT (c)	50,815
917	Vornado Realty Trust REIT (c)	76,517
		271,786
	Road & Rail — 0.6%
869	Norfolk Southern Corp.	38,971
	Software — 1.1%
2,699	Computer Associates International, Inc. (c)	76,076
	Specialty Retail — 6.2%
2,733	Autonation, Inc. (a) (c)	59,388
1,352	AutoZone, Inc. (a) (c)	124,018
3,300	Limited Brands, Inc. (c)	73,751
1,485	Sherwin-Williams Co. (The)	67,458
1,102	Tiffany & Co. (c)	42,188
2,969	TJX Cos., Inc.	68,958
		435,761
	Textiles, Apparel & Luxury Goods — 3.5%
1,564	Columbia Sportswear Co. (a) (c)	74,659
3,085	V.F. Corp.	170,730
		245,389
	Thrifts & Mortgage Finance — 3.6%
1,720	Golden West Financial Corp. (c)	113,546
1,234	MGIC Investment Corp. (c)	81,215
1,226	Webster Financial Corp.	57,481
		252,242

SHARES	SECURITY DESCRIPTION	VALUE
	Trading Companies & Distributors — 0.7%
1,359	Hughes Supply, Inc. (c)	$48,712
	Wireless Telecommunication Services — 0.8%
1,662	Telephone & Data Systems, Inc.	57,529
	Total Common Stocks (Cost $6,020,664)	6,757,620
Short-Term Investment — 6.2%
	Investment Company — 6.2%
434,249	JPMorgan Prime Money Market Fund (b) (m) (Cost $434,249)	434,249
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 5.9%
	Certificates of Cash Deposits — 1.5%
$22,987	Bank of Nova Scotia, FRN, 4.35%, 05/21/07	22,987
15,000	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	15,000
7,000	Credit Suisse First Boston LLC, FRN, 4.31%, 02/01/06	7,000
18,001	Deutsche Bank N.Y., FRN, 4.38%, 02/24/06	18,002
12,498	Manufacturers and Traders, FRN, 4.36%, 09/26/06	12,498
10,000	Royal Bank of Canada, FRN, 4.30%, 11/13/06	10,000
6,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	6,000
19,000	Wells Fargo Bank San Francisco, FRN, 4.30%, 12/01/06	19,000
		110,487
	Commercial Paper — 1.6%
24,822	ASAP Funding Limited, 4.38%, 02/03/06	24,822
12,455	Bavaria TRR Corp., 4.34%, 01/06/06	12,455
24,815	Corporate Receivables Corp., 4.40%, 02/15/06	24,815

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS53

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investment — continued
	Commercial Paper — Continued
$29,777	HSBC Finance Corp., 4.35%, 02/01/06	$29,777
17,000	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	17,000
		108,869
	Corporate Notes — 2.4%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
20,000	Bank of America N.A., FRN, 4.31%, 11/07/06	20,000
10,000	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	10,000
23,000	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	23,000
6,500	Countrywide Financial Corp., FRN, 4.58%, 06/20/06	6,500
25,000	Dorada Finance, Inc., FRN, 4.38%, 11/15/07	25,000
1,502	General Electric Capital Corp., FRN, 4.30%, 05/12/06	1,502
15,009	General Electric Capital Corp., FRN, 4.29%, 12/08/06	15,008
10,000	Goldman Sachs Group, Inc., FRN, 4.41%, 12/28/07	10,000
12,500	K2(USA) LLC, FRN, 4.33%, 03/22/06	12,500
5,000	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	5,000
14,497	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	14,497
1,003	Links Finance LLC, FRN, 4.29%, 10/06/06	1,003
14,997	Links Finance LLC, FRN, 4.37%, 10/15/07	14,997
10,075	Pricoa Global Funding I, FRN, 4.23%, 10/05/06	10,075
1,000	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	1,000
		171,082

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — 0.4%
$27,255	Bank of America Securities LLC, 4.26%, dated 12/30/06, due 01/03/06, repurchase price $27,265, collateralized by U.S. Government Agency Mortgages.	$27,255
	Total Investments of Cash Collateral for Securities Loaned (Cost $417,693)	417,693
	Total Investments — 108.4% (Cost $6,872,606)	$7,609,562
	Liabilities in Excess of Other Assets — (8.4)%	(592,759)
	NET ASSETS — 100.0%	$7,016,803

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS54

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 2.3%
19	AAR Corp. (a) (m)	$465
28	Armor Holdings, Inc. (a) (c)	1,173
76	Aviall, Inc. (a) (c)	2,197
52	BE Aerospace, Inc. (a) (c)	1,142
9	Ceradyne, Inc. (a) (c)	407
11	Curtiss-Wright Corp. (c)	579
81	Esterline Technologies Corp. (a)	3,020
34	Heico Corp. (c)	877
21	Hexcel Corp. (a) (c)	375
43	Kaman Corp., Class A	849
225	Moog, Inc., Class A (a)	6,373
26	Orbital Sciences Corp. (a) (c)	339
12	Triumph Group, Inc. (a)	436
10	United Industrial Corp. (c)	426
		18,658
	Air Freight & Logistics — 0.1%
28	Hub Group, Inc., Class A (a)	976
	Airlines — 1.5%
76	Alaska Air Group, Inc. (a)	2,722
180	Continental Airlines, Inc., Class B (a) (c)	3,830
175	ExpressJet Holdings, Inc. (a)	1,419
101	Mesa Air Group, Inc. (a) (c)	1,056
91	Pinnacle Airlines Corp. (a) (c)	608
88	Skywest, Inc.	2,369
— (h)	US Airways Group, Inc. (a) (c)	—	(h)
		12,004
	Auto Components — 0.5%
28	American Axle & Manufacturing Holdings, Inc. (c)	513
51	ArvinMeritor, Inc. (c)	731
14	Sauer-Danfoss, Inc.	260
122	Tenneco Automotive, Inc. (a)	2,396
		3,900
	Automobiles — 0.5%
59	Fleetwood Enterprises, Inc. (a) (c)	731
73	Thor Industries, Inc. (c)	2,933
12	Winnebago Industries, Inc. (c)	400
		4,064

SHARES	SECURITY DESCRIPTION	VALUE
	Biotechnology — 3.3%
32	Abgenix, Inc. (a)	$678
88	Alexion Pharmaceuticals, Inc. (a) (c)	1,784
60	Alkermes, Inc. (a) (c)	1,145
46	Amylin Pharmaceuticals, Inc. (a)	1,840
35	Applera Corp. — Celera Genomics Group (a)	384
42	Cell Genesys, Inc. (a)	251
83	Cubist Pharmaceuticals, Inc. (a) (c)	1,753
22	CV Therapeutics, Inc. (a) (c)	554
24	Diversa Corp. (a) (c)	115
108	Encysive Pharmaceuticals, Inc. (a)	853
12	Exelixis, Inc. (a) (c)	116
64	Genelabs Technologies (c)	119
43	GTx, Inc. (a) (c)	322
24	ICOS Corp. (a) (c)	671
72	Incyte Corp. (a) (c)	383
66	InterMune, Inc. (a) (c)	1,107
64	Lifecell Corp. (a) (c)	1,226
31	Martek Biosciences Corp. (a) (c)	753
78	Medarex, Inc. (a)	1,075
70	Myogen, Inc. (a)	2,102
70	Myriad Genetics, Inc. (a) (c)	1,456
61	Nektar Therapeutics (a)	1,004
40	Panacos Pharmaceuticals, Inc. (a)	276
61	Renovis, Inc. (a) (c)	929
55	Seattle Genetics, Inc. (a) (c)	259
45	Telik, Inc. (a) (c)	768
29	United Therapeutics Corp. (a) (c)	2,004
66	Vertex Pharmaceuticals, Inc. (a) (c)	1,823
46	Viropharma, Inc. (a)	848
		26,598
	Building Products — 1.9%
31	ElkCorp (c)	1,050
18	Griffon Corp. (a) (c)	436
107	Jacuzzi Brands, Inc. (a) (c)	897
144	Lennox International, Inc. (c)	4,055
48	NCI Building Systems, Inc. (a) (c)	2,022
123	Universal Forest Products, Inc. (c)	6,790
		15,250

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS55

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Capital Markets — 0.4%
112	Knight Capital Group, Inc. Class A (a)	$1,106
23	National Financial Partners Corp.	1,193
35	Waddell & Reed Financial, Inc.	728
		3,027
	Chemicals — 1.3%
77	FMC Corp. (a)	4,110
26	Georgia Gulf Corp.	788
10	H.B. Fuller Co.	305
27	Headwaters, Inc. (a) (c)	943
84	Hercules, Inc. (a)	949
28	Kronos Worlwide, Inc. (c)	798
29	NewMarket Corp. (a)	700
130	PolyOne Corp. (a)	834
39	Terra Industries, Inc. (a) (c)	218
104	W.R. Grace & Co. (a) (c)	979
54	Wellman, Inc. (c)	365
		10,989
	Commercial Banks — 6.1%
33	Amcore Financial, Inc. (c)	997
7	AmericanWest Bancorp (a) (c)	154
15	Ameris Bancorp (c)	290
7	Associated Banc-Corp.	219
4	BancFirst Corp.	340
77	Bank of the Ozarks, Inc. (c)	2,845
10	Capital Corp. of the West (c)	332
2	Capital Crossing Bank (a) (c)	73
26	Capitol Bancorp Ltd. (c)	958
16	Cardinal Financial Corp. (c)	177
14	Center Financial Corp. (c)	342
38	Central Pacific Financial Corp. (c)	1,351
16	Chemical Financial Corp. (c)	514
23	City Holding Co.	827
23	Columbia Banking System, Inc.	645
78	Community Bank System, Inc. (c)	1,748
17	Community Trust Bancorp, Inc. (c)	516
3	Enterprise Financial Services Corp. (c)	77
92	EuroBancshares, Inc. (a)	1,302
115	First Bancorp (c)	1,432
2	First Regional Bancorp (a) (c)	122
25	First Republic Bank	925

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
73	First State Bancorp, Inc. (c)	$1,761
3	FNB Corp. (c)	86
21	Glacier Bancorp, Inc. (c)	633
66	Gold Banc Corp., Inc.	1,203
39	Greater Bay Bancorp (c)	1,009
53	Hanmi Financial Corp.	945
68	IBERIABANK Corp. (c)	3,469
52	Independent Bank Corp.	1,427
93	Irwin Financial Corp. (c)	1,998
6	Macatawa Bank Corp. (c)	231
15	MB Financial, Inc.	517
25	Mercantile Bank Corp. (c)	968
24	Nara Bancorp, Inc. (c)	423
40	Oriental Financial Group (c)	497
34	Pacific Capital Bancorp (c)	1,192
12	Peoples Bancorp, Inc. (c)	342
6	Premierwest Bancorp (c)	78
85	PrivateBancorp, Inc. (c)	3,023
79	Republic Bancorp, Inc. (c)	940
5	Republic Bancorp, Inc., Class A (c)	111
7	Santander Bancorp (c)	163
3	Sierra Bancorp (c)	75
12	Simmons First National Corp., Class A	319
9	Southwest Bancorp, Inc. (c)	170
16	Sterling Bancorp (c)	307
113	Sterling Bancshares, Inc. (c)	1,746
110	Summit Bancshares, Inc. (c)	1,969
11	Sun Bancorp, Inc. (a) (c)	212
6	Taylor Capital Group, Inc.	226
13	TD Banknorth, Inc.	386
12	TriCo Bancshares	274
20	Umpqua Holdings Corp.	568
61	West Coast Bancorp (c)	1,611
59	Westamerica Bancorporation (c)	3,115
5	Western Sierra Bancorp (a)	196
33	Wilshire Bancorp, Inc. (c)	564
15	Wintrust Financial Corp. (c)	818
		49,758
	Commercial Services & Supplies — 2.8%
113	Angelica Corp. (c)	1,861
13	Banta Corp.	622

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS56

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Services & Supplies — Continued
6	Clean Harbors, Inc.	$158
19	Coinstar, Inc. (a)	438
53	Corinthian Colleges, Inc. (a) (c)	620
5	CRA International, Inc. (a) (c)	258
27	DiamondCluster International, Inc. (a)	211
35	Duratek, Inc. (a) (c)	527
20	Escala Group, Inc. (c)	404
33	Geo Group, Inc. (The) (a)	745
7	Gevity HR, Inc.	175
39	Heidrick & Struggles International, Inc. (a)	1,247
33	Hudson Highland Group, Inc. (a) (c)	566
287	IKON Office Solutions, Inc.	2,988
27	Interpool, Inc. (c)	512
36	John H. Harland Co.	1,346
24	Kforce, Inc. (a) (c)	264
18	Korn/Ferry International (a) (c)	327
72	Labor Ready, Inc. (a) (c)	1,501
56	Navigant Consulting, Inc. (a) (c)	1,220
19	Pre-Paid Legal Services, Inc. (c)	741
30	SOURCECORP, Inc. (a)	710
45	Spherion Corp. (a) (c)	451
111	TeleTech Holdings, Inc. (a) (c)	1,333
23	Tetra Tech, Inc. (a) (c)	354
46	United Rentals, Inc. (a) (c)	1,069
28	United Stationers, Inc. (a)	1,348
6	Vertrue, Inc. (a)	198
14	Waste Connections, Inc. (a) (c)	486
		22,680
	Communications Equipment — 2.7%
143	3Com Corp. (a)	513
36	Ariba, Inc. (a) (c)	261
106	Arris Group, Inc. (a)	1,008
15	Audiovox Corp. (a)	211
47	Avocent Corp. (a)	1,272
18	Bel Fuse, Inc., Class B (c)	585
31	Black Box Corp.	1,483
31	C-COR, Inc. (a) (c)	153
260	CIENA Corp.(a) (c)	772
58	CommScope, Inc. (a)	1,171
13	Comtech Telecommunications Corp. (a)	409
21	Ditech Communications Corp. (a) (c)	179

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment — Continued
24	Echelon Corp. (a) (c)	$190
73	Extreme Networks, Inc. (a)	347
30	Finisar Corp. (a) (c)	61
64	Foundry Networks, Inc. (a) (c)	878
61	Glenayre Technologies, Inc. (a)	197
42	Harmonic, Inc. (a) (c)	206
110	Inter-Tel, Inc. (c)	2,143
10	Interdigital Communications Corp. (a)	178
79	MRV Communications, Inc. (a) (c)	163
34	Netgear, Inc. (a) (c)	653
89	Plantronics, Inc. (c)	2,510
15	Polycom, Inc. (a)	234
111	Powerwave Technologies, Inc. (a) (c)	1,389
28	Redback Networks, Inc. (a) (c)	391
43	SafeNet, Inc. (a) (c)	1,372
31	Sonus Networks, Inc. (a) (c)	114
116	Symmetricom, Inc. (a) (c)	978
50	Tekelec (a) (c)	698
48	Terayon Communication Systems, Inc. (a)	110
68	Utstarcom, Inc. (a) (c)	544
72	Westell Technologies, Inc., Class A (a)	325
		21,698
	Computers & Peripherals — 1.7%
79	Adaptec, Inc. (a) (c)	459
35	Advanced Digital Information Corp. (a)	346
221	Brocade Communications Systems, Inc. (a)	900
26	Dot Hill Systems Corp. (a) (c)	182
12	Electronics for Imaging, Inc. (a) (c)	327
83	Gateway, Inc. (a) (c)	208
59	Hutchinson Technology, Inc. (a) (c)	1,664
25	Hypercom Corp. (a)	162
51	Imation Corp.	2,363
36	Intergraph Corp. (a)	1,773
57	Komag, Inc. (a) (c)	1,982
180	Maxtor Corp. (a) (c)	1,248
18	Palm, Inc. (a) (c)	560
109	Quantum Corp. (a) (c)	332
7	Stratasys, Inc. (a) (c)	173
24	Synaptics, Inc. (a) (c)	598
17	UNOVA, Inc. (a) (c)	585
		13,862

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS57

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Construction & Engineering — 0.4%
18	Mastec, Inc. (a) (c)	$185
38	Quanta Services, Inc. (a) (c)	506
20	URS Corp. (a)	749
29	Washington Group International, Inc.	1,552
		2,992
	Construction Materials — 0.4%
15	Ameron International Corp.	679
23	Eagle Materials, Inc. (c)	2,753
		3,432
	Consumer Finance — 1.3%
15	ACE Cash Express, Inc. (a) (c)	341
26	Advanta Corp., Class B (c)	853
20	Asta Funding, Inc. (c)	552
197	Cash America International, Inc.	4,562
50	CompuCredit Corp. (a)	1,939
14	First Cash Financial Services, Inc. (a)	408
12	United PanAm Financial Corp. (a)	316
55	World Acceptance Corp. (a) (c)	1,553
		10,524
	Containers & Packaging — 0.4%
23	Greif, Inc., Class A	1,491
49	Silgan Holdings, Inc.	1,785
		3,276
	Distributors — 0.2%
38	WESCO International, Inc. (a) (c)	1,607
	Diversified Financial Services — 0.6%
7	Encore Capital Group, Inc. (a) (c)	128
15	eSpeed, Inc., Class A (a) (c)	113
81	GATX Corp.	2,908
51	Nasdaq Stock Market, Inc. (a)	1,791
		4,940
	Diversified Telecommunication Services — 1.2%
40	Broadwing Corp. (a) (c)	242
468	Cincinnati Bell, Inc. (a)	1,642
63	CT Communications, Inc.	760
27	Golden Telecom, Inc. (Russia)	704

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — Continued
371	Level 3 Communications, Inc. (a) (c)	$1,066
454	Premiere Global Services, Inc. (a) (c)	3,687
30	Talk America Holdings, Inc. (a)	261
137	Time Warner Telecom, Inc., Class A (a) (c)	1,350
		9,712
	Electric Utilities — 0.8%
24	Black Hills Corp.	838
114	El Paso Electric Co. (a)	2,388
18	Idacorp, Inc. (c)	524
5	MGE Energy, Inc. (c)	163
5	UIL Holdings Corp. (c)	248
74	Unisource Energy Corp.	2,321
		6,482
	Electrical Equipment — 0.2%
10	Encore Wire Corp. (a) (c)	219
46	Evergreen Solar, Inc. (a) (c)	486
58	General Cable Corp. (a) (c)	1,133
23	Power-One, Inc. (a) (c)	136
30	Valence Technology, Inc. (a) (c)	47
		2,021
	Electronic Equipment & Instruments — 2.2%
60	Aeroflex, Inc. (a) (c)	640
84	Agilysis, Inc.	1,525
85	Anixter International, Inc. (c)	3,306
59	Bell Microproducts, Inc. (a) (c)	449
53	Benchmark Electronics, Inc. (a) (c)	1,769
40	Brightpoint, Inc. (a) (c)	1,106
29	Checkpoint Systems, Inc. (a)	710
59	CTS Corp. (c)	647
13	Electro Scientific Industries, Inc. (a) (c)	309
7	Faro Technologies, Inc. (a) (c)	134
81	Global Imaging Systems, Inc (a) (c)	2,815
36	Itron, Inc. (a)	1,438
25	Lexar Media, Inc. (a) (c)	208
13	MTS Systems Corp.	450
28	Radisys Corp. (a) (c)	477
11	Rofin-Sinar Technologies, Inc. (a)	456

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS58

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Electronic Equipment & Instruments — Continued
53	Sypris Solutions, Inc. (c)	$529
88	TTM Technologies, Inc. (a) (c)	830
		17,798
	Energy Equipment & Services — 2.8%
199	Grey Wolf, Inc. (a)	1,538
15	Gulf Island Fabrication, Inc.	372
46	Hanover Compressor Co. (a) (c)	642
22	Hydril (a)	1,352
140	Key Energy Services, Inc. (a) (c)	1,887
44	Lone Star Technologies, Inc. (a)	2,273
9	Lufkin Industries, Inc.	454
23	NS Group, Inc. (a)	962
68	Oceaneering International, Inc. (a) (c)	3,365
30	Offshore Logistics, Inc. (a)	876
29	Oil States International, Inc. (a) (c)	916
125	Parker Drilling Co. (a) (c)	1,348
144	Todco, Class A (a)	5,481
44	Veritas DGC, Inc. (a)	1,572
		23,038
	Food & Staples Retailing — 0.6%
31	Great Atlantic & Pacific Tea Co., Inc. (a) (c)	975
13	Nash Finch Co. (c)	334
65	Pantry, Inc. (The) (a)	3,054
32	Pathmark Stores, Inc. (a)	320
		4,683
	Food Products — 0.9%
99	Chiquita Brands International, Inc.	1,983
76	Corn Products International, Inc. (c)	1,818
20	Flowers Foods, Inc. (c)	542
14	J & J Snack Foods Corp. (c)	808
74	Sanderson Farms, Inc. (c)	2,259
		7,410
	Gas Utilities — 1.0%
41	New Jersey Resources Corp.	1,705
41	Nicor, Inc. (c)	1,623
30	Northwest Natural Gas Co. (c)	1,039
35	South Jersey Industries, Inc.	1,014

SHARES	SECURITY DESCRIPTION	VALUE
	Gas Utilities — Continued
68	Southwest Gas Corp.	$1,785
46	WGL Holdings, Inc. (c)	1,377
		8,543
	Health Care Equipment & Supplies — 2.7%
46	Align Technology, Inc. (a) (c)	300
3	Analogic Corp.	158
32	Animas Corp. (a)	773
22	Arrow International, Inc.	626
38	Arthrocare Corp. (a) (c)	1,593
5	Bio-Rad Laboratories, Inc., Class A (a)	353
23	Biosite, Inc. (a) (c)	1,267
58	Conmed Corp. (a)	1,379
31	Diagnostic Products Corp. (c)	1,500
176	Encore Medical Corp. (a) (c)	869
13	EPIX Pharmaceuticals, Inc. (a) (c)	54
15	Immucor, Inc. (a)	359
31	Integra LifeSciences Holdings Corp. (a) (c)	1,089
6	Intuitive Surgical, Inc. (a) (c)	669
16	Inverness Medical Innovations, Inc. (a) (c)	372
21	Kyphon, Inc. (a) (c)	841
38	Mentor Corp. (c)	1,742
58	Neurometrix, Inc. (a) (c)	1,569
14	Palomar Medical Technologies, Inc. (a) (c)	487
41	PolyMedica Corp. (c)	1,382
114	Steris Corp.	2,842
53	SurModics, Inc. (a) (c)	1,949
		22,173
	Health Care Providers & Services — 3.9%
40	Alderwoods Group, Inc. (a)	633
141	Alliance Imaging, Inc. (a) (c)	841
20	America Service Group, Inc. (a) (c)	316
77	Andrx Corp. (a)	1,271
51	Apria Healthcare Group, Inc. (a)	1,234
74	Centene Corp. (a) (c)	1,935
59	Computer Programs & Systems, Inc. (c)	2,449
10	Dendrite International, Inc. (a)	141
25	Genesis HealthCare Corp. (a) (c)	924

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS59

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
67	Kindred Healthcare, Inc. (a) (c)	$1,721
41	LCA Vision, Inc. (c)	1,934
80	Owens & Minor, Inc.	2,197
51	Pediatrix Medical Group, Inc. (a)	4,553
101	Per-Se Technologies, Inc. (a) (c)	2,362
131	PSS World Medical, Inc. (a) (c)	1,941
46	Res-Care, Inc. (a)	794
38	Symbion, Inc. (a) (c)	865
74	Trizetto Group (a)	1,250
89	United Surgical Partners International, Inc. (a) (c)	2,868
70	Ventiv Health, Inc. (a)	1,653
		31,882
	Hotels, Restaurants & Leisure — 1.6%
76	Ameristar Casinos, Inc. (c)	1,725
98	CKE Restaurants, Inc. (c)	1,327
54	Domino's Pizza, Inc.	1,309
32	Jack in the Box, Inc. (a) (c)	1,100
133	Landry's Restaurants, Inc. (c)	3,550
49	Multimedia Games, Inc. (a) (c)	456
22	O'Charley's, Inc. (a)	335
25	Rare Hospitality International, Inc. (a) (c)	769
94	Ruby Tuesday, Inc. (c)	2,439
25	Ryan's Restaurant Group, Inc. (a) (c)	298
		13,308
	Household Durables — 1.2%
1	CSS Industries, Inc. (c)	25
38	Jarden Corp. (a) (c)	1,140
51	Levitt Corp., Class A	1,167
34	Stanley Furniture Co., Inc.	779
109	Technical Olympic USA, Inc. (c)	2,302
109	Tupperware Corp. (c)	2,439
60	WCI Communities, Inc. (a) (c)	1,608
		9,460
	Industrial Conglomerates — 0.4%
61	Walter Industries, Inc. (c)	3,033

SHARES	SECURITY DESCRIPTION	VALUE
	Insurance — 2.9%
16	American Physicians Capital, Inc. (a) (c)	$723
36	Argonaut Group, Inc. (a)	1,193
133	Delphi Financial Group, Inc.	6,115
34	Direct General Corp. (c)	575
31	LandAmerica Financial Group, Inc. (c)	1,928
19	Midland Co. (The)	688
2	Navigators Group, Inc. (a)	96
218	PMA Capital Corp., Class A (a) (c)	1,994
17	Safety Insurance Group, Inc.	694
30	Selective Insurance Group (c)	1,572
33	Stewart Information Services Corp. (c)	1,611
14	United Fire & Casualty Co. (c)	550
120	Zenith National Insurance Corp.	5,541
		23,280
	Internet & Catalog Retail — 0.3%
21	GSI Commerce, Inc. (a) (c)	311
44	Insight Enterprises, Inc. (a)	863
33	Netflix, Inc. (a) (c)	885
12	Nutri/System, Inc. (a) (c)	428
		2,487
	Internet Software & Services — 2.4%
2	aQuantive, Inc. (a) (c)	48
60	AsiaInfo Holdings, Inc. (a) (c)	238
20	Blue Coat Systems, Inc. (a) (c)	910
9	Click Commerce, Inc. (a) (c)	183
339	CMGI, Inc. (a) (c)	514
123	CNET Networks, Inc. (a) (c)	1,807
25	Digital Insight Corp. (a)	810
29	Digital River, Inc. (a) (c)	850
109	Digitas, Inc. (a)	1,370
201	EarthLink, Inc. (a)	2,227
17	Equinix, Inc. (a) (c)	697
49	Infospace, Inc. (a) (c)	1,275
49	Internet Security Systems (a)	1,031
6	Interwoven, Inc. (a) (c)	48
37	Ipass, Inc. (a) (c)	239
31	j2 Global Communications, Inc. (a) (c)	1,321
38	Openwave Systems, Inc. (a) (c)	659
40	RealNetworks, Inc. (a)	308

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS60

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Internet Software & Services — Continued
63	SupportSoft, Inc. (a) (c)	$267
75	United Online, Inc.	1,064
67	ValueClick, Inc. (a) (c)	1,219
44	WebEx Communications, Inc. (a) (c)	941
22	webMethods, Inc. (a)	169
17	Websense, Inc. (a) (c)	1,109
		19,304
	Investment Companies — 0.2%
103	Technology Investment Capital Corp.	1,561
	IT Services — 1.7%
106	Acxiom Corp.	2,447
445	BearingPoint, Inc. (a)	3,494
122	Ciber, Inc. (a) (c)	803
26	Covansys Corp. (a)	350
37	CSG Systems International, Inc. (a)	828
39	Euronet Worldwide, Inc. (a) (c)	1,093
41	Gartner, Inc., Class A (a) (c)	530
29	Lionbridge Technologies (a) (c)	203
48	Mantech International Corp., Class A (a)	1,348
83	Perot Systems Corp., Class A (a)	1,176
30	Startek, Inc. (c)	533
77	Sykes Enterprises, Inc. (a)	1,028
30	Tyler Technologies, Inc. (a) (c)	259
		14,092
	Leisure Equipment & Products — 0.6%
51	JAKKS Pacific, Inc. (a) (c)	1,074
45	K2, Inc. (a) (c)	456
33	MarineMax, Inc. (a) (c)	1,026
57	RC2 Corp. (a) (c)	2,007
28	Steinway Musical Instruments, Inc. (a) (c)	709
		5,272
	Machinery — 3.7%
66	AGCO Corp. (a) (c)	1,092
48	Astec Industries, Inc. (a)	1,564
58	Barnes Group, Inc. (c)	1,904
50	Briggs & Stratton Corp. (c)	1,951
31	Cascade Corp. (c)	1,431

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — Continued
71	Crane Co.	$2,497
17	ESCO Technologies, Inc. (a)	739
50	Flowserve Corp. (a)	1,982
31	Greenbrier Cos., Inc. (c)	872
13	Intevac, Inc.	168
54	JLG Industries, Inc.	2,484
57	Lincoln Electric Holdings, Inc.	2,257
50	Manitowoc Co., Inc.	2,486
7	Middleby Corp. (a) (c)	631
26	NACCO Industries, Inc., Class A	2,999
40	Reliance Steel & Aluminum Co. (c)	2,439
8	Sun Hydraulics, Inc. (c)	151
11	Tecumseh Products Co., Class A (c)	247
25	Valmont Industries, Inc. (c)	846
38	Wabash National Corp. (c)	724
32	Watts Water Technologies, Inc., Class A (c)	963
		30,427
	Marine — 0.1%
16	Kirby Corp. (a)	814
	Media — 1.9%
15	Advo, Inc.	411
31	Arbitron, Inc. (c)	1,174
27	Catalina Marketing Corp. (c)	679
540	Charter Communications, Inc., Class A (a) (c)	659
33	Gray Television, Inc.	325
146	Lodgenet Entertainment Corp. (a) (c)	2,031
29	Media General, Inc., Class A	1,450
197	Mediacom Communications Corp., Class A (a) (c)	1,082
54	Playboy Enterprises, Inc., Class B (a) (c)	746
49	ProQuest Co. (a) (c)	1,356
184	Radio One, Inc., Class D (a) (c)	1,900
20	Saga Communications, Inc., Class A (a)	213
42	Scholastic Corp. (a) (c)	1,203
53	Sinclair Broadcast Group, Inc., Class A	487
30	Valassis Communications, Inc. (a)	878
70	World Wrestling Entertainment, Inc.	1,025
		15,619

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS61

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Metals & Mining — 2.1%
18	Chaparral Steel Co. (a)	$532
17	Cleveland-Cliffs, Inc.	1,532
159	Commercial Metals Co.	5,965
13	Metal Management, Inc.	291
30	NN, Inc.	316
23	Oregon Steel Mills, Inc. (a) (c)	683
84	Quanex Corp. (c)	4,220
62	Ryerson Tull, Inc. (c)	1,498
57	Steel Dynamics, Inc. (c)	2,031
		17,068
	Multi-Utilities — 0.5%
47	Avista Corp. (c)	825
39	NorthWestern Corp.	1,212
177	Sierra Pacific Resources (a)	2,312
		4,349
	Oil, Gas & Consumable Fuels — 3.0%
31	ATP Oil & Gas Corp. (a) (c)	1,129
17	Callon Petroleum Co. (a) (c)	302
41	Cimarex Energy Co. (a)	1,763
16	Clayton Williams Energy, Inc. (a)	672
23	Comstock Resources, Inc. (a) (c)	702
38	Energy Partners Ltd. (a)	817
38	Frontier Oil Corp.	1,419
18	Giant Industries, Inc. (a) (c)	940
25	Gulfmark Offshore, Inc. (a)	743
20	Holly Corp.	1,172
145	Houston Exploration Co. (a)	7,645
33	KCS Energy, Inc. (a)	792
14	Penn Virginia Corp. (c)	809
16	Remington Oil & Gas Corp. (a)	591
53	St. Mary Land & Exploration Co. (c)	1,958
35	Stone Energy Corp. (a) (c)	1,571
31	Swift Energy Co. (a) (c)	1,384
14	World Fuel Services Corp.	486
		24,895
	Personal Products — 0.1%
8	Parlux Fragrances, Inc. (a) (c)	238
69	Playtex Products, Inc. (a)	937
		1,175

SHARES	SECURITY DESCRIPTION	VALUE
	Pharmaceuticals — 1.6%
179	Adolor Corp. (a) (c)	$2,611
34	Alpharma, Inc., Class A	955
99	AtheroGenics, Inc. (a) (c)	1,971
583	AVANIR Pharmaceuticals, Class A (a) (c)	2,005
18	Bentley Pharmaceuticals, Inc. (a) (c)	297
239	Cypress Bioscience, Inc. (a) (c)	1,382
60	Durect, Corp. (a)	306
43	Medicis Pharmaceutical Corp., Class A (c)	1,365
8	Par Pharmaceutical Cos, Inc. (a) (c)	263
13	Salix Pharmaceuticals Ltd. (a)	230
59	Theravance, Inc. (a)	1,327
		12,712
	Real Estate — 7.4%
101	American Home Mortgage Investment Corp. REIT (c)	3,283
103	Anthracite Capital, Inc., REIT (c)	1,082
78	Ashford Hospitality Trust, Inc.	817
28	Bluegreen Corp. (a) (c)	446
18	Boykin Lodging Co. REIT (a) (c)	214
21	Brandywine Realty Trust REIT	575
43	Entertainment Properties Trust REIT	1,752
93	Equity Inns, Inc. REIT	1,263
66	FelCor Lodging Trust, Inc. REIT	1,131
30	First Potomac Realty Trust REIT (m)	785
46	Glimcher Realty Trust REIT (c)	1,114
42	Impac Mortgage Holdings, Inc. REIT (c)	393
203	Innkeepers USA Trust REIT	3,251
34	Jones Lang LaSalle, Inc.	1,702
115	Kilroy Realty Corp. REIT (c)	7,119
24	LaSalle Hotel Properties REIT (c)	892
151	Lexington Corporate Properties Trust REIT	3,208
123	LTC Properties, Inc. REIT (c)	2,580
219	Meristar Hospitality Corp. REIT (a) (c)	2,054
95	MFA Mortgage Investments, Inc. REIT	539
135	Mid-America Apartment Communities, Inc. REIT	6,528
14	National Health Investors, Inc. REIT (c)	374
34	Novastar Financial, Inc. REIT (c)	947

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS62

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Real Estate — Continued
91	Pennsylvania Real Estate Investment Trust REIT (c)	$3,411
107	Post Properties, Inc. REIT	4,259
129	RAIT Investment Trust REIT (c)	3,346
62	Saul Centers, Inc. REIT	2,235
151	Sunstone Hotel Investors, Inc. REIT	4,020
34	Taubman Centers, Inc. REIT (c)	1,195
		60,515
	Road & Rail — 1.8%
17	Amerco, Inc. (a) (c)	1,211
25	Arkansas Best Corp. (c)	1,096
61	Dollar Thrifty Automotive Group, Inc. (a) (c)	2,197
8	Frozen Food Express Industries (a)	86
77	Genesee & Wyoming, Inc., Class A (a) (c)	2,895
10	Marten Transport Ltd. (a) (c)	183
24	Old Dominion Freight Line (a) (c)	639
80	RailAmerica, Inc. (a) (c)	883
100	SCS Transportation, Inc. (a)	2,131
62	Sirva, Inc. (a)	498
53	U.S. Xpress Enterprises, Inc., Class A (a)	914
10	USA Truck, Inc. (a) (c)	288
80	Werner Enterprises, Inc. (c)	1,566
		14,587
	Semiconductors & Semiconductor Equipment — 4.8%
24	Actel Corp. (a) (c)	307
32	ADE Corp. (a) (c) (m) (c)	763
66	Advanced Energy Industries, Inc. (a) (c)	781
99	AMIS Holdings, Inc. (a)	1,054
154	Amkor Technology, Inc. (a) (c)	861
106	Applied Micro Circuits Corp. (a)	273
71	Asyst Technologies, Inc. (a) (c)	407
299	Atmel Corp. (a)	923
18	ATMI, Inc. (a) (c)	492
40	August Technology Corp. (a)	439
66	Axcelis Technologies, Inc. (a) (c)	313
19	Brooks Automation, Inc. (a) (c)	236

SHARES	SECURITY DESCRIPTION	VALUE
	Semiconductors & Semiconductor Equipment — Continued
37	Cabot Microelectronics Corp. (a) (c)	$1,079
107	Cirrus Logic, Inc. (a) (c)	715
38	Cohu, Inc.	878
345	Conexant Systems, Inc. (a)	780
54	Credence Systems Corp. (a) (c)	372
42	Cymer, Inc. (a)	1,474
83	Cypress Semiconductor Corp. (a) (c)	1,176
34	Diodes, Inc. (a) (c)	1,048
23	DSP Group, Inc. (a) (c)	576
74	Entegris, Inc. (a)	701
21	Exar Corp. (a)	257
37	Fairchild Semiconductor International, Inc. (a)	627
17	Genesis Microchip, Inc. (a) (c)	304
45	Integrated Device Technology, Inc. (a)	595
27	Integrated Silicon Solutions, Inc. (a) (c)	171
61	IXYS Corp. (a)	707
24	Kopin Corp. (a) (c)	127
72	Kulicke & Soffa Industries, Inc. (a) (c)	639
48	Lattice Semiconductor Corp. (a)	205
56	LTX Corp. (a)	251
62	Mattson Technology, Inc. (a) (c)	627
84	Micrel, Inc. (a)	977
62	Microsemi Corp. (a) (c)	1,720
77	MIPS Technologies, Inc. (a) (c)	438
18	MKS Instruments, Inc. (a)	329
68	Omnivision Technologies, Inc. (a) (c)	1,351
319	ON Semiconductor Corp. (a) (c)	1,765
69	Photronics, Inc. (a) (c)	1,044
35	Pixelworks, Inc. (a)	176
95	PMC-Sierra, Inc. (a)	736
18	Power Integrations, Inc. (a) (c)	419
54	Rambus, Inc. (a) (c)	879
180	RF Micro Devices, Inc. (a) (c)	972
10	Semitool, Inc. (a) (c)	110
45	Semtech Corp. (a)	829
41	Sigmatel, Inc. (a) (c)	542
87	Silicon Image, Inc. (a)	786
38	Silicon Laboratories, Inc. (a)	1,400
63	Silicon Storage Technology, Inc. (a) (c)	318
124	Skyworks Solutions, Inc. (a) (c)	632

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS63

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Semiconductors & Semiconductor Equipment — Continued
18	Standard Microsystems Corp. (a) (c)	$508
12	Supertex, Inc. (a) (c)	544
29	Tessera Technologies, Inc. (a)	742
9	Ultratech, Inc. (a) (c)	140
23	Varian Semiconductor Equipment Associates, Inc. (a)	988
170	Vitesse Semiconductor Corp. (a) (c)	327
26	Zoran Corp. (a)	423
		39,253
	Software — 2.5%
7	Ansoft Corp. (a)	232
22	Ansys, Inc. (a) (c)	952
52	Aspen Technology, Inc. (a) (c)	406
36	Borland Software Corp. (a)	234
31	Epicor Software Corp. (a)	437
26	EPIQ Systems, Inc. (a) (c)	478
24	Factset Research Systems, Inc. (c)	973
15	Filenet Corp. (a) (c)	396
44	Informatica Corp. (a) (c)	526
7	Intervideo, Inc. (a)	71
13	InterVoice, Inc. (a) (c)	100
33	JDA Software Group, Inc. (a)	563
12	Kronos, Inc. (a) (c)	502
16	Macrovision Corp. (a)	264
37	Magma Design Automation, Inc. (a) (c)	309
29	Manhattan Associates, Inc. (a)	592
30	Mapinfo Corp. (a) (c)	381
56	Mentor Graphics Corp. (a)	577
19	MicroStrategy, Inc. (a) (c)	1,589
17	MRO Software, Inc. (a)	243
273	Parametric Technology Corp. (a)	1,663
7	Pegasystems, Inc. (a) (c)	52
66	Phoenix Technologies Ltd. (a) (c)	412
89	Progress Software Corp. (a)	2,531
7	Quality Systems, Inc. (a) (c)	522
23	Quest Software, Inc. (a)	328
133	Secure Computing Corp. (a)	1,631
6	SPSS, Inc. (a)	173
17	Talx Corp. (c)	793
38	TIBCO Software, Inc. (a)	285

SHARES	SECURITY DESCRIPTION	VALUE
	Software — Continued
11	TradeStation Group, Inc. (a) (c)	$140
46	Transaction Systems Architechs, Inc. (a)	1,313
52	Wind River Systems, Inc. (a) (c)	768
		20,436
	Specialty Retail — 5.2%
326	Aaron Rents, Inc. (c)	6,874
95	Asbury Automotive Group, Inc. (a)	1,559
20	Big 5 Sporting Goods Corp.	427
21	Build-A-Bear Workshop, Inc. (a) (c)	614
15	Building Material Holding Corp. (c)	1,030
12	Burlington Coat Factory Warehouse Corp.	487
392	Charming Shoppes, Inc. (a) (c)	5,177
39	Children's Place Retail Stores, Inc. (The) (a)	1,942
73	Dress Barn, Inc. (a) (c)	2,834
8	GameStop Corp. (c)	253
44	Genesco, Inc. (a)	1,703
129	Guess?, Inc. (a)	4,578
35	HOT Topic, Inc. (a) (c)	492
49	Lithia Motors, Inc., Class A (c)	1,531
53	Movie Gallery, Inc. (c)	298
99	Pacific Sunwear of California, Inc. (a)	2,467
52	Petco Animal Supplies, Inc. (a) (c)	1,141
47	Select Comfort Corp. (a) (c)	1,286
20	Sonic Automotive, Inc.	450
13	Sports Authority, Inc. (The) (a) (c)	405
46	Stage Stores, Inc.	1,367
99	Stein Mart, Inc. (c)	1,793
89	Too, Inc. (a)	2,522
24	United Auto Group, Inc. (c)	928
		42,158
	Textiles, Apparel & Luxury Goods — 1.0%
18	Brown Shoe Co., Inc.	772
10	Deckers Outdoor Corp. (a) (c)	287
18	DHB Industries, Inc. (a)	82
70	K-Swiss, Inc., Class A	2,284
43	Kenneth Cole Productions, Inc., Class A	1,099
42	Movado Group, Inc. (c)	761

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS64

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Textiles, Apparel & Luxury Goods — Continued
9	Oxford Industries, Inc. (c)	$470
21	Russell Corp. (c)	287
70	Skechers U.S.A., Inc., Class A (a)	1,065
36	Unifirst Corp.	1,132
		8,239
	Thrifts & Mortgage Finance — 3.1%
44	Accredited Home Lenders Holding Co. (a) (c)	2,196
161	BankAtlantic Bancorp, Inc., Class A (c)	2,257
19	Commercial Capital Bancorp, Inc. (c)	330
86	Corus Bankshares, Inc. (c)	4,851
21	Dime Community Bancshares (c)	300
6	Federal Agricultural Mortgage Corp., Class C (c)	168
77	First Niagara Financial Group, Inc. (c)	1,113
12	First Place Financial Corp. (c)	291
19	FirstFed Financial Corp. (a) (c)	1,030
47	Flagstar Bancorp, Inc. (c)	678
69	Fremont General Corp. (c)	1,591
29	Gibraltar Industries, Inc.	661
14	ITLA Capital Corp. (a) (c)	664
88	Partners Trust Financial Group, Inc. (c)	1,059
85	Provident New York Bancorp (c)	938
140	R&G Financial Corp., Class B (c)	1,847
57	Sterling Financial Corp.	1,424
261	W Holding Co., Inc.	2,150
29	WSFS Financial Corp. (c)	1,770
		25,318
	Tobacco — 0.4%
172	Alliance One International, Inc. (c)	670
64	Universal Corp.	2,766
		3,436
	Trading Companies & Distributors — 1.5%
271	Applied Industrial Technologies, Inc.	9,115
84	Hughes Supply, Inc.	2,994
16	Nuco2, Inc. (a) (c)	454
		12,563

SHARES	SECURITY DESCRIPTION	VALUE
	Wireless Telecommunication Services — 0.5%
79	Centennial Communications Corp. (a) (c)	$1,232
359	Dobson Communications Corp. (a)	2,691
24	InPhonic, Inc. (a) (c)	212
		4,135
	Total Common Stocks (Cost $719,079)	793,473
Short-Term Investments — 2.6%
	Investment Company — 2.4%
19,411	JPMorgan Prime Money Market Fund (b) (m)	19,411
PRINCIPAL AMOUNT
	U.S. Treasury Obligation — 0.2%
$1,250	U.S. Treasury Note, 2.88%, 11/30/06 (k)	1,233
	Total Short-Term Investments (Cost $20,644)	20,644
Investments of Cash Collateral for Securities Loaned — 24.2%
	Certificates of Cash Deposits — 3.3%
9,200	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	9,200
8,500	Royal Bank of Canada, FRN, 4.30, 11/13/06	8,500
9,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	9,000
		26,700
	Commercial Paper — 1.8%
4,964	ASAP Funding Limited, 4.38%, 02/03/06	4,965
10,000	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	10,000
		14,965

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS65

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investment — continued
	Corporate Notes — 13.3%
$5,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	$5,000
9,500	Bank of America, FRN, 4.31%, 11/07/06	9,500
9,000	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	9,000
9,000	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	9,000
8,761	General Electric Capital Corp., FRN, 4.30%. 05/12/06	8,761
5,000	Goldman Sachs Group, Inc., FRN, 4.41%, 12/28/07	5,000
8,501	K2(USA) LLC, FRN, 4.35%. 02/15/06	8,501
7,500	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	7,500
8,898	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	8,898
9,698	Links Finance LLC, FRN, 4.37%, 10/15/07	9,698
8,898	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	8,898
8,500	Ulster Bank Ltd., 4.33%, 01/31/06	8,500
10,000	Wachovia Bank N.A., FRN, 4.30%, 10/02/06	10,000
		108,256

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — 5.8%
$12,685	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $12,690, collateralized by U.S. Government Agency Mortgages.	$12,685
35,000	UBS Securities LLC, 4.26% dated 12/30/05, due 01/03/06, repurchase price $35,012, collateralized by U.S. Government Agency Mortgages.	35,000
		47,685
	Total Investments of Cash Collateral for Securities Loaned (Cost $197,606)	197,606
	Total Investments — 124.0% (Cost $937,329)	$1,011,723
	Liabilities in Excess of Other Assets — (24.0)%	(195,818)
	NET ASSETS — 100.0%	$815,905

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05 (USD)	UNREALIZED (DEPRECIATION) (USD)
62	Russell 2000 Index	March, 2006	$20,027	$(378)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS66

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.6%
	Common Stocks — 96.6%
	Aerospace & Defense — 1.9%
66	Alliant Techsystems, Inc. (a)	$5,024
117	Esterline Technologies Corp. (a) (c)	4,363
		9,387
	Automobiles — 0.6%
85	Winnebago Industries, Inc. (c)	2,815
	Biotechnology — 0.9%
66	ICOS Corp. (a) (c)	1,832
127	Viropharma, Inc. (a)	2,348
		4,180
	Chemicals — 5.7%
230	Airgas, Inc.	7,564
176	Albemarle Corp. (c)	6,730
120	Georgia Gulf Corp. (c)	3,653
211	Scotts Miracle-Gro Co. (The), Class A	9,546
		27,493
	Commercial Banks — 8.0%
89	Alabama National Bancorp (c)	5,731
51	Bank of the Ozarks, Inc. (c)	1,893
57	Boston Private Financial Holdings, Inc. (c)	1,731
98	East-West Bancorp, Inc. (c)	3,583
56	First Community Bancorp, Inc. (c)	3,028
120	Hancock Holding Co. (c)	4,534
35	MB Financial, Inc. (c)	1,225
151	SY Bancorp, Inc. (c)	3,771
285	United Bancshares, Inc. (c)	10,036
13	Western Alliance Bancorp (a)	400
51	Wintrust Financial Corp. (c)	2,789
		38,721
	Commercial Services & Supplies — 3.9%
468	Hudson Highland Group, Inc. (a) (c)	8,124
83	Morningstar, Inc (a)	2,858
220	Waste Connections, Inc. (a) (c)	7,565
		18,547
	Communications Equipment — 1.3%
137	Avocent Corp. (a)	3,736
126	Inter-Tel, Inc. (c)	2,472
		6,208

SHARES	SECURITY DESCRIPTION	VALUE
	Computers & Peripherals — 1.2%
121	Intergraph Corp. (a) (c)	$6,047
	Containers & Packaging — 2.2%
64	Aptar Group, Inc.	3,351
195	Silgan Holdings, Inc.	7,029
		10,380
	Distributors — 1.1%
241	Reddy Ice Holdings, Inc. (c)	5,250
	Diversified Financial Services — 0.5%
63	IntercontinentalExchange, Inc. (a)	2,305
	Diversified Telecommunication Services — 1.3%
190	Commonwealth Telephone Enterprises, Inc.	6,403
	Electric Utilities — 0.8%
69	ITC Holdings Corp. (c)	1,944
130	Pike Electric Corp.	2,112
		4,056
	Electrical Equipment — 1.4%
334	General Cable Corp. (a) (c)	6,584
	Electronic Equipment & Instruments — 1.8%
135	Anixter International, Inc. (c)	5,281
65	Scansource, Inc. (a) (c)	3,576
		8,857
	Energy Equipment & Services — 2.3%
98	FMC Technologies, Inc. (a) (c)	4,184
166	Universal Compression Holdings, Inc. (a) (c)	6,822
		11,006
	Gas Utilities — 1.0%
88	Atmos Energy Corp. (c)	2,305
58	New Jersey Resources Corp. (c)	2,429
		4,734

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS67

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Equipment & Supplies — 3.3%
93	Advanced Medical Optics, Inc. (a)	$3,904
49	Idexx Laboratories, Inc. (a)	3,491
66	Respironics, Inc. (a)	2,447
151	Sybron Dental Specialties, Inc. (a) (c)	6,015
		15,857
	Health Care Providers & Services — 5.8%
558	Alderwoods Group, Inc. (a)	8,855
144	Kindred Healthcare, Inc. (a) (c)	3,717
129	LifePoint Hospitals, Inc. (a)	4,849
388	PSS World Medical, Inc. (a) (c)	5,751
135	Sunrise Senior Living, Inc. (a) (c)	4,537
		27,709
	Hotels, Restaurants & Leisure — 4.7%
333	Applebees International, Inc.	7,525
80	Lone Star Steakhouse & Saloon, Inc. (c)	1,899
212	Orient-Express Hotels Ltd. (Bermuda)	6,673
107	Papa John's International, Inc. (a) (c)	6,364
		22,461
	Household Durables — 4.2%
290	Jarden Corp. (a) (c)	8,734
670	Williams Scotsman International, Inc. (a) (c)	11,598
		20,332
	Insurance — 4.3%
131	American Physicians Capital, Inc. (a) (c)	5,976
202	ProAssurance Corp. (a) (c)	9,825
100	RLI Corp. (c)	4,982
		20,783
	Internet Software & Services — 0.9%
339	Digitas, Inc. (a)	4,245
	IT Services — 1.4%
116	CACI International, Inc., Class A (a) (c)	6,656
	Leisure Equipment & Products — 0.4%
37	Polaris Industries, Inc. (c)	1,842

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 5.4%
175	Kaydon Corp. (c)	$5,637
63	Lincoln Electric Holdings, Inc. (c)	2,511
142	Manitowoc Co., Inc. (c)	7,146
147	Oshkosh Truck Corp.	6,533
95	Toro Co. (c)	4,136
		25,963
	Marine — 0.7%
278	Horizon Lines Inc., Class A (c)	3,370
	Media — 3.1%
164	Entercom Communications Corp. (a)	4,851
129	Lee Enterprises, Inc.	4,761
88	R.H. Donnelley Corp. (a)	5,441
		15,053
	Metals & Mining — 2.5%
187	Commercial Metals Co.	7,016
198	Compass Minerals International, Inc. (c)	4,862
		11,878
	Multi-Utilities — 0.7%
117	NorthWestern Corp. (c)	3,620
	Oil, Gas & Consumable Fuels — 3.3%
177	Southwestern Energy Co. (a)	6,347
256	St. Mary Land & Exploration Co. (c)	9,423
		15,770
	Real Estate — 5.9%
55	Alexandria Real Estate Equities, Inc. REIT	4,435
84	EastGroup Properties, Inc. REIT (c)	3,780
76	First Potomac Realty Trust REIT (m)	2,027
119	Jones Lang LaSalle, Inc. (c)	6,007
321	Lexington Corporate Properties Trust REIT	6,844
111	Mid-America Apartment Communities, Inc. REIT (c)	5,398
		28,491

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS68

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Road & Rail — 2.3%
92	Arkansas Best Corp. (c)	$4,023
169	Landstar System, Inc.	7,050
		11,073
	Semiconductors & Semiconductor Equipment — 1.9%
41	Cymer, Inc. (a)	1,467
97	Standard Microsystems Corp. (a) (c)	2,783
107	Varian Semiconductor Equipment Associates, Inc. (a)	4,718
		8,968
	Software — 1.1%
110	Micros Systems, Inc. (a) (c)	5,310
	Specialty Retail — 3.3%
107	Finish Line, Inc., Class A (c)	1,862
94	Genesco, Inc. (a)	3,633
175	Men's Wearhouse, Inc. (a)	5,161
243	New York & Co., Inc. (a) (c)	5,149
		15,805
	Textiles, Apparel & Luxury Goods — 1.2%
53	Columbia Sportswear Co. (a) (c)	2,506
96	Timberland Co., Class A (a)	3,125
		5,631
	Trading Companies & Distributors — 4.3%
172	Hughes Supply, Inc.	6,166
189	Nuco2, Inc. (a) (c)	5,278
153	Watsco, Inc. (c)	9,127
		20,571
	Total Common Stocks (Cost $365,942)	464,361
Short-Term Investment — 5.2%
	Investment Company — 5.2%
24,904	JPMorgan Prime Money Market Fund (b) (m) (Cost $24,904)	24,904

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — 20.3%
	Certificates of Deposit — 2.8%
$4,600	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	$4,600
4,750	Royal Bank of Canada, FRN, 4.30%, 11/13/06	4,750
4,500	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	4,500
		13,850
	Commercial Paper — 2.0%
4,963	HSBC Finance Corp., 4.35%, 02/01/06	4,963
4,500	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	4,500
		9,463
	Corporate Notes — 8.9%
5,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	5,000
5,000	Bank of America N.A., FRN, 4.31%, 11/07/06	5,000
4,700	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	4,700
4,700	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	4,700
4,000	K2(USA) LLC, FRN, 4.35%, 02/15/06	4,001
5,000	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	5,000
4,499	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	4,499
401	Links Finance LLC, FRN, 4.29%, 10/06/06	401
4,699	Links Finance LLC, FRN, 4.37%, 10/15/07	4,699
4,499	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	4,499
		42,499

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS69

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — continued
	Repurchase Agreements — 6.6%
$16,760	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $16,768, collateralized by U.S. Government Agency Mortgages.	$16,760
15,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages.	15,000
		31,760
	Total Investments of Cash Collateral for Securities Loaned (Cost $97,572)	97,572
	Total Investments — 122.1% (Cost $488,418)	$586,837
	Liabilities in Excess of Other Assets — (22.1)%	(106,295)
	NET ASSETS — 100.0%	$480,542

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS70

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 103.6%
	Common Stocks — 103.6%
	Aerospace & Defense — 2.4%
4	AAR Corp. (a)	$89
5	Armor Holdings, Inc. (a) (c)	209
15	Aviall, Inc. (c)	432
10	BE Aerospace, Inc. (a)	220
2	Ceradyne, Inc. (a)	83
2	Curtiss-Wright Corp. (c)	131
16	Esterline Technologies Corp. (a)	584
6	Heico Corp. (c)	163
4	Hexcel Corp. (a) (c)	69
9	Kaman Corp., Class A	169
44	Moog, Inc., Class A (a)	1,234
5	Orbital Sciences Corp. (a) (c)	63
2	Triumph Group, Inc. (a) (c)	89
2	United Industrial Corp. (c)	87
		3,622
	Air Freight & Logistics — 0.1%
5	Hub Group, Inc., Class A (a)	187
	Airlines — 1.6%
15	Alaska Air Group, Inc. (a) (c)	536
35	Continental Airlines, Inc., Class B (a)	743
34	ExpressJet Holdings, Inc. (a) (c)	274
19	Mesa Air Group, Inc. (a) (c)	197
18	Pinnacle Airlines Corp. (a) (c)	117
17	Skywest, Inc.	451
		2,318
	Auto Components — 0.5%
5	American Axle & Manufacturing Holdings, Inc. (c)	97
10	ArvinMeritor, Inc. (c)	143
3	Sauer-Danfoss, Inc.	58
23	Tenneco Automotive, Inc. (a)	459
		757
	Automobiles — 0.5%
11	Fleetwood Enterprises, Inc. (a) (c)	141
14	Thor Industries, Inc. (c)	565
2	Winnebago Industries, Inc. (c)	80
		786

SHARES	SECURITY DESCRIPTION	VALUE
	Biotechnology — 3.5%
6	Abgenix, Inc. (a)	$127
17	Alexion Pharmaceuticals, Inc. (a) (c)	346
12	Alkermes, Inc. (a) (c)	224
9	Amylin Pharmaceuticals, Inc. (a)	359
7	Applera Corp. - Celera Genomics Group (a)	72
8	Cell Genesys, Inc. (a)	46
16	Cubist Pharmaceuticals, Inc. (a) (c)	341
4	CV Therapeutics, Inc. (a) (c)	102
4	Diversa Corp. (a) (c)	21
21	Encysive Pharmaceuticals, Inc. (a)	166
3	Exelixis, Inc. (a) (c)	27
15	Genelabs Technologies	28
9	GTx, Inc. (a) (c)	64
5	ICOS Corp. (a) (c)	127
14	Incyte Corp. (a) (c)	74
13	InterMune, Inc. (a) (c)	215
13	Lifecell Corp. (a) (c)	239
6	Martek Biosciences Corp. (a) (c)	148
15	Medarex, Inc. (a) (c)	209
14	Myogen, Inc. (a)	407
13	Myriad Genetics, Inc. (a) (c)	279
12	Nektar Therapeutics (a)	196
8	Panacos Pharmaceuticals, Inc. (a)	54
12	Renovis, Inc. (a) (c)	181
10	Seattle Genetics, Inc. (a) (c)	49
9	Telik, Inc. (a) (c)	152
6	United Therapeutics Corp. (a) (c)	387
13	Vertex Pharmaceuticals, Inc. (a)	354
9	Viropharma, Inc. (a)	165
		5,159
	Building Products — 2.0%
6	ElkCorp (c)	198
4	Griffon Corp. (a) (c)	86
20	Jacuzzi Brands, Inc. (a) (c)	168
28	Lennox International, Inc.	784
9	NCI Building Systems, Inc. (a) (c)	399
24	Universal Forest Products, Inc.	1,314
		2,949

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS71

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Capital Markets — 0.4%
22	Knight Capital Group, Inc. Class A (a)	$215
4	National Financial Partners Corp.	215
7	Waddell & Reed Financial, Inc.	141
		571
	Chemicals — 1.4%
15	FMC Corp. (a)	808
5	Georgia Gulf Corp.	152
2	H.B. Fuller Co.	61
5	Headwaters, Inc. (a) (c)	170
16	Hercules, Inc. (a)	185
3	Kronos Worlwide, Inc.	73
5	NewMarket Corp. (a)	127
26	PolyOne Corp. (a) (c)	168
8	Terra Industries, Inc. (a)	43
20	W.R. Grace & Co. (a) (c)	192
11	Wellman, Inc. (c)	75
		2,054
	Commercial Banks — 6.6%
6	Amcore Financial, Inc. (c)	186
1	AmericanWest Bancorp (a)	26
3	Ameris Bancorp (c)	65
2	Associated Banc-Corp.	55
1	BancFirst Corp.	87
15	Bank of the Ozarks, Inc. (c)	561
2	Capital Corp. of the West (c)	79
1	Capital Crossing Bank (a) (c)	17
5	Capitol Bancorp Ltd.	172
3	Cardinal Financial Corp. (c)	35
3	Center Financial Corp. (c)	75
7	Central Pacific Financial Corp. (c)	262
3	Chemical Financial Corp. (c)	100
4	City Holding Co.	158
4	Columbia Banking System, Inc.	108
15	Community Bank System, Inc. (c)	341
4	Community Trust Bancorp, Inc.	108
1	Enterprise Financial Services Corp. (c)	16
18	EuroBancshares, Inc. (a)	249
22	First Bancorp (c)	269
— (h)	First Regional Bancorp (a)	27
5	First Republic Bank	176

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
14	First State Bancorp, Inc. (c)	$346
1	FNB Corp.	18
4	Glacier Bancorp, Inc. (c)	119
12	Gold Banc Corp., Inc.	219
8	Greater Bay Bancorp (c)	200
11	Hanmi Financial Corp.	188
15	IBERIABANK Corp. (c)	786
10	Independent Bank Corp.	284
18	Irwin Financial Corp. (c)	390
2	Macatawa Bank Corp. (c)	59
3	MB Financial, Inc.	117
4	Mercantile Bank Corp.	171
4	Nara Bancorp, Inc. (c)	76
7	Oriental Financial Group (c)	89
7	Pacific Capital Bancorp (c)	231
3	Peoples Bancorp, Inc. (c)	71
1	Premierwest Bancorp (c)	15
17	PrivateBancorp, Inc.	590
15	Republic Bancorp, Inc. (c)	183
1	Republic Bancorp, Inc., Class A (c)	23
1	Santander Bancorp (c)	35
1	Sierra Bancorp (c)	16
2	Simmons First National Corp., Class A	66
2	Southwest Bancorp, Inc.	38
3	Sterling Bancorp	62
22	Sterling Bancshares, Inc. (c)	332
22	Summit Bancshares, Inc. (c)	396
2	Sun Bancorp, Inc. (a) (c)	43
1	Taylor Capital Group, Inc.	57
3	TD Banknorth, Inc.	76
3	TriCo Bancshares	58
4	Umpqua Holdings Corp.	108
12	West Coast Bancorp	311
12	Westamerica Bancorporation (c)	610
1	Western Sierra Bancorp (a)	47
6	Wilshire Bancorp, Inc.	96
3	Wintrust Financial Corp. (c)	181
		9,879
	Commercial Services & Supplies — 3.0%
22	Angelica Corp.	361
3	Banta Corp.	144

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS72

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Services & Supplies — Continued
1	Clean Harbors, Inc. (a)	$32
4	Coinstar, Inc. (a)	84
10	Corinthian Colleges, Inc. (a) (c)	119
1	CRA International, Inc. (a)	67
5	DiamondCluster International, Inc. (a)	38
7	Duratek, Inc. (a)	100
4	Escala Group, Inc. (c)	77
6	Geo Group, Inc. (The) (a)	138
2	Gevity HR, Inc. (c)	44
8	Heidrick & Struggles International, Inc. (a)	240
6	Hudson Highland Group, Inc. (a) (c)	109
56	IKON Office Solutions, Inc.	580
5	Interpool, Inc.	98
7	John H. Harland Co.	263
4	Kforce, Inc. (a)	49
4	Korn/Ferry International (a) (c)	65
14	Labor Ready, Inc. (a) (c)	292
11	Navigant Consulting, Inc. (a)	237
4	Pre-Paid Legal Services, Inc. (c)	145
5	SOURCECORP, Inc. (a)	130
9	Spherion Corp. (a)	88
21	TeleTech Holdings, Inc. (a) (c)	257
4	Tetra Tech, Inc. (a) (c)	61
9	United Rentals, Inc. (a) (c)	211
5	United Stationers, Inc. (a)	243
1	Vertrue, Inc. (a)	49
3	Waste Connections, Inc. (a)	107
		4,428
	Communications Equipment — 2.8%
28	3Com Corp. (a)	99
7	Ariba, Inc. (a) (c)	49
21	Arris Group, Inc. (a)	196
3	Audiovox Corp. (a)	44
9	Avocent Corp. (a)	250
4	Bel Fuse, Inc., Class B (c)	114
6	Black Box Corp.	284
6	C-COR, Inc. (a) (c)	30
51	CIENA Corp.(a)	150
11	CommScope, Inc. (a) (c)	229
3	Comtech Telecommunications Corp. (a)	90
4	Ditech Communications Corp. (a)	33

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment — Continued
4	Echelon Corp. (a) (c)	$34
14	Extreme Networks, Inc. (a)	66
5	Finisar Corp. (a) (c)	10
12	Foundry Networks, Inc. (a) (c)	167
12	Glenayre Technologies, Inc. (a) (c)	39
8	Harmonic, Inc. (a) (c)	41
21	Inter-Tel, Inc. (c)	417
2	Interdigital Communications Corp. (a)	33
16	MRV Communications, Inc. (a) (c)	32
6	Netgear, Inc. (a) (c)	123
17	Plantronics, Inc. (c)	492
3	Polycom, Inc. (a)	46
22	Powerwave Technologies, Inc. (a) (c)	273
5	Redback Networks, Inc. (a)	72
8	SafeNet, Inc. (a) (c)	271
6	Sonus Networks, Inc. (a)	23
22	Symmetricom, Inc. (a) (c)	184
10	Tekelec (a) (c)	138
10	Terayon Communication Systems, Inc. (a)	23
13	Utstarcom, Inc. (a) (c)	106
14	Westell Technologies, Inc., Class A (a)	63
		4,221
	Computers & Peripherals — 1.8%
15	Adaptec, Inc. (a) (c)	90
7	Advanced Digital Information Corp. (a)	66
43	Brocade Communications Systems, Inc. (a)	174
4	Dot Hill Systems Corp. (a)	30
3	Electronics for Imaging, Inc. (a) (c)	74
16	Gateway, Inc. (a) (c)	40
11	Hutchinson Technology, Inc. (a) (c)	321
4	Hypercom Corp. (a)	28
10	Imation Corp.	461
7	Intergraph Corp. (a)	349
11	Komag, Inc. (a) (c)	391
35	Maxtor Corp. (a) (c)	242
4	McData Corp., Class A (a) (c)	16
4	Palm, Inc. (a) (c)	111
22	Quantum Corp. (a) (c)	66
2	Stratasys, Inc. (a) (c)	45
5	Synaptics, Inc. (a)	111
3	UNOVA, Inc. (a) (c)	115
		2,730

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS73

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Construction & Engineering — 0.4%
4	Mas Tec, Inc. (a) (c)	$38
7	Quanta Services, Inc. (a) (c)	96
4	URS Corp. (a)	143
5	Washington Group International, Inc. (c)	286
		563
	Construction Materials — 0.4%
3	Ameron International Corp.	150
4	Eagle Materials, Inc. (c)	502
		652
	Consumer Finance — 1.4%
3	ACE Cash Express, Inc. (a) (c)	72
5	Advanta Corp., Class B (c)	162
4	Asta Funding, Inc. (c)	107
37	Cash America International, Inc. (c)	863
10	CompuCredit Corp. (a) (c)	381
3	First Cash Financial Services, Inc. (a) (c)	79
2	United PanAm Financial Corp. (a)	62
11	World Acceptance Corp. (a) (c)	299
		2,025
	Containers & Packaging — 0.4%
4	Greif, Inc., Class A	278
10	Silgan Holdings, Inc.	349
		627
	Distributors — 0.2%
7	WESCO International, Inc. (a)	308
	Diversified Financial Services — 0.7%
2	Encore Capital Group, Inc. (a) (c)	31
3	eSpeed, Inc. (a) (c)	22
16	GATX Corp.	563
10	Nasdaq Stock Market, Inc. (a)	355
		971
	Diversified Telecommunication Services — 1.3%
8	Broadwing Corp. (a) (c)	48
90	Cincinnati Bell, Inc. (a)	315
12	CT Communications, Inc.	146
5	Golden Telecom, Inc. (Russia)	138

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — Continued
73	Level 3 Communications, Inc. (a) (c)	$209
87	Premiere Global Services, Inc. (a) (c)	705
6	Talk America Holdings, Inc. (a)	49
27	Time Warner Telecom, Inc., Class A (a) (c)	262
		1,872
	Electric Utilities — 0.9%
4	Black Hills Corp.	152
22	El Paso Electric Co. (a)	461
4	Idacorp, Inc. (c)	103
1	MGE Energy, Inc. (c)	41
1	UIL Holdings Corp. (c)	60
15	Unisource Energy Corp.	455
		1,272
	Electrical Equipment — 0.3%
2	Encore Wire Corp. (a)	43
9	Evergreen Solar, Inc. (a) (c)	98
12	General Cable Corp. (a)	231
4	Power-One, Inc. (a) (c)	22
4	Valence Technology, Inc. (a) (c)	6
		400
	Electronic Equipment & Instruments — 2.3%
11	Aeroflex, Inc. (a) (c)	123
16	Agilysis, Inc.	299
16	Anixter International, Inc.	642
11	Bell Microproducts, Inc. (a) (c)	87
10	Benchmark Electronics, Inc. (a) (c)	346
7	Brightpoint, Inc. (a)	200
5	Checkpoint Systems, Inc. (a)	131
11	CTS Corp. (c)	125
3	Electro Scientific Industries, Inc. (a)	63
2	Faro Technologies, Inc. (a) (c)	34
16	Global Imaging Systems, Inc (a) (c)	547
7	Itron, Inc. (a)	280
4	Lexar Media, Inc. (a) (c)	33
3	MTS Systems Corp.	97
5	Radisys Corp. (a) (c)	85
2	Rofin-Sinar Technologies, Inc. (a)	91
10	Sypris Solutions, Inc.	104
17	TTM Technologies, Inc. (a) (c)	155
		3,442

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS74

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Energy Equipment & Services — 3.0%
39	Grey Wolf, Inc. (a)	$300
3	Gulf Island Fabrication, Inc.	80
10	Hanover Compressor Co. (a) (c)	146
4	Hydril (a)	244
27	Key Energy Services, Inc. (a) (c)	365
9	Lone Star Technologies, Inc. (a)	455
2	Lufkin Industries, Inc. (c)	95
5	NS Group, Inc. (a)	188
13	Oceaneering International, Inc. (a) (c)	647
6	Offshore Logistics, Inc. (a) (c)	166
5	Oil States International, Inc. (a) (c)	168
25	Parker Drilling Co. (a)	265
28	Todco, Class A (a)	1,066
9	Veritas DGC, Inc. (a)	312
		4,497
	Food & Staples Retailing — 0.6%
6	Great Atlantic & Pacific Tea Co., Inc. (a) (c)	184
3	Nash Finch Co. (c)	76
12	Pantry, Inc. (The) (a)	569
6	Pathmark Stores, Inc. (a)	58
		887
	Food Products — 1.0%
19	Chiquita Brands International, Inc. (c)	386
15	Corn Products International, Inc.	349
4	Flowers Foods, Inc.	109
3	J & J Snack Foods Corp.	184
14	Sanderson Farms, Inc. (c)	439
		1,467
	Gas Utilities — 1.1%
8	New Jersey Resources Corp. (c)	331
8	Nicor, Inc. (c)	318
6	Northwest Natural Gas Co. (c)	202
7	South Jersey Industries, Inc.	195
13	Southwest Gas Corp.	338
9	WGL Holdings, Inc.	271
		1,655

SHARES	SECURITY DESCRIPTION	VALUE
	Health Care Equipment & Supplies — 2.9%
9	Align Technology, Inc. (a) (c)	$57
1	Analogic Corp.	33
6	Animas Corp. (a)	147
4	Arrow International, Inc.	113
7	Arthrocare Corp. (a) (c)	312
1	Bio-Rad Laboratories, Inc., Class A (a)	85
4	Biosite, Inc. (a) (c)	231
11	Conmed Corp. (a)	267
6	Diagnostic Products Corp. (c)	277
35	Encore Medical Corp. (a) (c)	173
3	EPIX Pharmaceuticals, Inc. (a) (c)	13
3	Immucor, Inc. (a)	73
6	Integra LifeSciences Holdings Corp. (a) (c)	199
1	Intuitive Surgical, Inc. (a) (c)	141
3	Inverness Medical Innovations, Inc. (a) (c)	78
4	Kyphon, Inc. (a) (c)	160
7	Mentor Corp. (c)	341
11	Neurometrix, Inc. (a) (c)	306
3	Palomar Medical Technologies, Inc. (a) (c)	109
8	PolyMedica Corp. (c)	271
22	Steris Corp. (c)	550
10	SurModics, Inc. (a) (c)	381
		4,317
	Health Care Providers & Services — 4.2%
8	Alderwoods Group, Inc. (a)	125
28	Alliance Imaging, Inc. (a) (c)	166
4	America Service Group, Inc. (a)	60
15	Andrx Corp. (a) (c)	247
10	Apria Healthcare Group, Inc. (a)	244
14	Centene Corp. (a)	378
11	Computer Programs & Systems, Inc. (c)	475
2	Dendrite International, Inc. (a)	29
5	Genesis HealthCare Corp. (a) (c)	168
13	Kindred Healthcare, Inc. (a) (c)	335
8	LCA Vision, Inc. (c)	375
16	Owens & Minor, Inc.	427
10	Pediatrix Medical Group, Inc. (a)	897
20	Per-Se Technologies, Inc. (a) (c)	460
25	PSS World Medical, Inc. (a)	372
9	Res-Care, Inc. (a)	155
7	Symbion, Inc. (a) (c)	163

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS75

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
14	Trizetto Group (a)	$245
17	United Surgical Partners International, Inc. (a) (c)	558
13	Ventiv Health, Inc. (a)	316
		6,195
	Hotels, Restaurants & Leisure — 1.7%
15	Ameristar Casinos, Inc. (c)	338
19	CKE Restaurants, Inc.	250
11	Domino's Pizza, Inc.	257
6	Jack in the Box, Inc. (a)	213
26	Landry's Restaurants, Inc. (c)	692
9	Multimedia Games, Inc. (a) (c)	86
4	O'Charley's, Inc. (a)	57
5	Rare Hospitality International, Inc. (a)	140
19	Ruby Tuesday, Inc. (c)	479
5	Ryan's Restaurant Group, Inc. (a) (c)	57
		2,569
	Household Durables — 1.2%
— (h)	CSS Industries, Inc. (c)	6
7	Jarden Corp. (a)	220
10	Levitt Corp., Class A (c)	228
6	Stanley Furniture Co., Inc.	148
21	Technical Olympic USA, Inc.	453
21	Tupperware Corp.	475
12	WCI Communities, Inc. (a) (c)	314
		1,844
	Industrial Conglomerates — 0.4%
12	Walter Industries, Inc. (c)	590
	Insurance — 3.0%
3	American Physicians Capital, Inc. (a)	147
7	Argonaut Group, Inc. (a)	232
26	Delphi Financial Group, Inc. (c)	1,192
7	Direct General Corp. (c)	114
6	LandAmerica Financial Group, Inc. (c)	362
4	Midland Co. (The) (c)	137
1	Navigators Group, Inc. (a)	26
43	PMA Capital Corp., Class A (a)	392
3	Safety Insurance Group, Inc.	133

SHARES		SECURITY DESCRIPTION	VALUE
		Insurance — Continued
5		Selective Insurance Group (c)	$281
6		Stewart Information Services Corp. (c)	297
3		United Fire & Casualty Co. (c)	121
22		Zenith National Insurance Corp.	1,017
			4,451
		Internet & Catalog Retail — 0.3%
4		GSI Commerce, Inc. (a)	60
9		Insight Enterprises, Inc. (a) (c)	169
7		Netflix, Inc. (a) (c)	176
3		Nutri/System (a) (c)	90
			495
		Internet Software & Services — 2.5%
—	(h)	aQuantive, Inc. (a)	10
11		AsiaInfo Holdings, Inc. (a) (c)	44
4		Blue Coat Systems, Inc. (a) (c)	174
2		Click Commerce, Inc. (a) (c)	38
65		CMGI, Inc. (a) (c)	98
23		CNET Networks, Inc. (a)	342
5		Digital Insight Corp. (a)	147
5		Digital River, Inc. (a) (c)	152
21		Digitas, Inc. (a)	264
39		EarthLink, Inc. (a)	434
4		Equinix, Inc. (a) (c)	143
10		Infospace, Inc. (a) (c)	253
10		Internet Security Systems (a)	203
—	(h)	Interwoven, Inc. (a)	3
7		Ipass, Inc. (a) (c)	47
6		j2 Global Communications, Inc. (a)	244
7		Openwave Systems, Inc. (a) (c)	129
8		RealNetworks, Inc. (a)	61
12		SupportSoft, Inc. (a)	51
15		United Online, Inc. (c)	209
12		ValueClick, Inc. (a) (c)	223
9		WebEx Communications, Inc. (a) (c)	186
3		webMethods, Inc. (a)	25
3		Websense, Inc. (a) (c)	223
			3,703
		Investment Companies — 0.2%
24		Technology Investment Capital Corp.	366

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS76

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	IT Services — 1.8%
21	Acxiom Corp.	$474
86	BearingPoint, Inc. (a)	677
23	Ciber, Inc. (a) (c)	149
5	Covansys Corp. (a) (c)	67
7	CSG Systems International, Inc. (a)	161
8	Euronet Worldwide, Inc. (a) (c)	214
8	Gartner, Inc., Class A (a) (c)	101
5	Lionbridge Technologies (a) (c)	38
10	Mantech International Corp., Class A (a)	267
16	Perot Systems Corp., Class A (a)	231
5	Startek, Inc. (c)	95
15	Sykes Enterprises, Inc. (a)	199
5	Tyler Technologies, Inc. (a) (c)	47
		2,720
	Leisure Equipment & Products — 0.7%
10	JAKKS Pacific, Inc. (a) (c)	209
9	K2, Inc. (a) (c)	88
6	MarineMax, Inc. (a) (c)	186
11	RC2 Corp. (a)	394
5	Steinway Musical Instruments, Inc. (a)	128
		1,005
	Machinery — 4.0%
13	AGCO Corp. (a) (c)	209
9	Astec Industries, Inc. (a)	305
11	Barnes Group, Inc.	370
10	Briggs & Stratton Corp. (c)	384
6	Cascade Corp. (c)	267
14	Crane Co.	490
3	ESCO Technologies, Inc. (a)	151
10	Flowserve Corp. (a)	376
6	Greenbrier Cos., Inc. (c)	162
3	Intevac, Inc.	33
11	JLG Industries, Inc.	489
11	Lincoln Electric Holdings, Inc.	440
10	Manitowoc Co., Inc.	492
2	Middleby Corp. (a) (c)	138
5	NACCO Industries, Inc., Class A	539
8	Reliance Steel & Aluminum Co.	492
2	Sun Hydraulics, Inc. (c)	31
2	Tecumseh Products Co., Class A (c)	53

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — Continued
5	Valmont Industries, Inc. (c)	$151
8	Wabash National Corp. (c)	145
6	Watts Water Technologies, Inc., Class A	188
		5,905
	Marine — 0.1%
3	Kirby Corp. (a)	162
	Media — 2.0%
3	Advo, Inc.	93
6	Arbitron, Inc. (c)	217
5	Catalina Marketing Corp. (c)	124
107	Charter Communications, Inc., Class A (a) (c)	130
6	Gray Television, Inc.	60
28	Lodgenet Entertainment Corp. (a)	383
6	Media General, Inc., Class A	279
38	Mediacom Communications Corp., Class A (a) (c)	210
11	Playboy Enterprises, Inc., Class B (a) (c)	147
10	ProQuest Co. (a) (c)	265
36	Radio One, Inc., Class D (a) (c)	375
4	Saga Communications, Inc., Class A (a)	38
8	Scholastic Corp. (a) (c)	234
10	Sinclair Broadcast Group, Inc., Class A	95
6	Valassis Communications, Inc. (a)	163
13	World Wrestling Entertainment, Inc.	186
		2,999
	Metals & Mining — 2.2%
4	Chaparral Stell Co. (a)	109
3	Cleveland-Cliffs, Inc.	292
31	Commercial Metals Co.	1,169
3	Metal Management, Inc.	65
5	NN, Inc.	55
4	Oregon Steel Mills, Inc. (a) (c)	127
17	Quanex Corp.	825
12	Ryerson Tull, Inc. (c)	285
11	Steel Dynamics, Inc. (c)	401
		3,328

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS77

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Multi-Utilities — 0.6%
9	Avista Corp. (c)	$165
8	NorthWestern Corp.	242
34	Sierra Pacific Resources (a)	446
		853
	Oil, Gas & Consumable Fuels — 3.3%
6	ATP Oil & Gas Corp. (a) (c)	215
4	Callon Petroleum Co. (a)	62
8	Cimarex Energy Co. (a)	346
3	Clayton Williams Energy, Inc. (a)	134
4	Comstock Resources, Inc. (a)	125
7	Energy Partners Ltd. (a)	159
7	Frontier Oil Corp.	274
4	Giant Industries, Inc. (a) (c)	187
5	Gulfmark Offshore, Inc. (a)	142
4	Holly Corp.	224
28	Houston Exploration Co. (a)	1,478
7	KCS Energy, Inc. (a) (c)	160
3	Penn Virginia Corp.	178
3	Remington Oil & Gas Corp. (a)	113
11	St. Mary Land & Exploration Co.	386
6	Stone Energy Corp. (a)	290
6	Swift Energy Co. (a) (c)	266
3	World Fuel Services Corp. (c)	98
		4,837
	Personal Products — 0.2%
2	Parlux Fragrances, Inc. (a) (c)	49
13	Playtex Products, Inc. (a)	182
		231
	Pharmaceuticals — 1.7%
35	Adolor Corp. (a) (c)	508
7	Alpharma, Inc., Class A	188
19	AtheroGenics, Inc. (a) (c)	383
116	AVANIR Pharmaceuticals, Class A (a)	398
4	Bentley Pharmaceuticals, Inc. (a)	57
46	Cypress Bioscience, Inc. (a) (c)	268
12	Durect, Corp. (a)	60
8	Medicis Pharmaceutical Corp., Class A (c)	266
2	Par Pharmaceutical Cos, Inc. (a) (c)	60
3	Salix Pharmaceuticals Ltd. (a)	44
12	Theravance, Inc. (a)	259
		2,491

SHARES	SECURITY DESCRIPTION	VALUE
	Real Estate — 7.9%
19	American Home Mortgage Investment Corp. REIT (c)	$634
20	Anthracite Capital, Inc., REIT (c)	210
15	Ashford Hospitality Trust, Inc. REIT	162
6	Bluegreen Corp. (a)	87
4	Boykin Lodging Co. REIT (a)	44
4	Brandywine Realty Trust REIT	109
9	Entertainment Properties Trust REIT	346
18	Equity Inns, Inc. REIT	245
13	FelCor Lodging Trust, Inc. REIT	219
6	First Potomac Realty Trust REIT (m)	152
9	Glimcher Realty Trust REIT (c)	221
7	Impac Mortgage Holdings, Inc. REIT (c)	69
39	Innkeepers USA Trust REIT	627
7	Jones Lang LaSalle, Inc.	337
22	Kilroy Realty Corp. REIT (c)	1,380
4	LaSalle Hotel Properties REIT (c)	162
29	Lexington Corporate Properties Trust REIT	621
24	LTC Properties, Inc. REIT (c)	494
43	Meristar Hospitality Corp. REIT (a)	399
17	MFA Mortgage Investments, Inc. REIT	99
26	Mid-America Apartment Communities, Inc. REIT	1,271
3	National Health Investors, Inc. REIT	80
7	Novastar Financial, Inc. REIT (c)	183
18	Pennsylvania Real Estate Investment Trust REIT (c)	657
21	Post Properties, Inc. REIT	827
25	RAIT Investment Trust REIT	645
12	Saul Centers, Inc. REIT	426
29	Sunstone Hotel Investors, Inc. REIT	781
6	Taubman Centers, Inc. REIT	222
		11,709
	Road & Rail — 1.9%
3	Amerco, Inc. (a) (c)	245
4	Arkansas Best Corp. (c)	188
12	Dollar Thrifty Automotive Group, Inc. (a) (c)	422
1	Frozen Food Express Industries (a)	15
15	Genesee & Wyoming, Inc., Class A (a)	575
2	Marten Transport Ltd. (a) (c)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS78

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Road & Rail — Continued
5	Old Dominion Freight Line (a)	$140
16	RailAmerica, Inc. (a)	172
19	SCS Transportation, Inc. (a)	412
12	Sirva, Inc. (a)	96
11	U.S. Xpress Enterprises, Inc., Class A (a)	183
2	USA Truck, Inc. (a)	61
16	Werner Enterprises, Inc. (c)	307
		2,846
	Semiconductors & Semiconductor Equipment — 5.1%
4	Actel Corp. (a)	55
6	ADE Corp. (a) (c)	144
13	Advanced Energy Industries, Inc. (a) (c)	150
19	AMIS Holdings, Inc. (a)	203
30	Amkor Technology, Inc. (a) (c)	168
21	Applied Micro Circuits Corp. (a)	53
14	Asyst Technologies, Inc. (a)	79
58	Atmel Corp. (a) (c)	180
4	ATMI, Inc. (a) (c)	98
8	August Technology Corp. (a)	89
13	Axcelis Technologies, Inc. (a)	61
4	Brooks Automation, Inc. (a) (c)	46
7	Cabot Microelectronics Corp. (a)	211
21	Cirrus Logic, Inc. (a) (c)	140
8	Cohu, Inc.	174
68	Conexant Systems, Inc. (a)	154
10	Credence Systems Corp. (a) (c)	71
8	Cymer, Inc. (a)	288
16	Cypress Semiconductor Corp. (a) (c)	231
6	Diodes, Inc. (a) (c)	194
4	DSP Group, Inc. (a)	103
14	Entegris, Inc. (a)	134
4	Exar Corp. (a)	48
7	Fairchild Semiconductor International, Inc. (a)	122
3	Genesis Microchip, Inc. (a) (c)	60
9	Integrated Device Technology, Inc. (a)	115
5	Integrated Silicon Solutions, Inc. (a) (c)	32
12	IXYS Corp. (a)	137
4	Kopin Corp. (a) (c)	22
14	Kulicke & Soffa Industries, Inc. (a) (c)	124

SHARES	SECURITY DESCRIPTION	VALUE
	Semiconductors & Semiconductor Equipment — Continued
9	Lattice Semiconductor Corp. (a) (c)	$40
11	LTX Corp. (a)	49
12	Mattson Technology, Inc. (a)	119
17	Micrel, Inc. (a)	193
12	Microsemi Corp. (a) (c)	328
15	MIPS Technologies, Inc. (a)	85
4	MKS Instruments, Inc. (a)	64
13	Omnivision Technologies, Inc. (a) (c)	259
61	ON Semiconductor Corp. (a)	335
13	Photronics, Inc. (a) (c)	200
7	Pixelworks, Inc. (a) (c)	35
19	PMC-Sierra, Inc. (a)	145
4	Power Integrations, Inc. (a)	83
11	Rambus, Inc. (a)	176
35	RF Micro Devices, Inc. (a) (c)	187
2	Semitool, Inc. (a) (c)	22
9	Semtech Corp. (a) (c)	161
8	Sigmatel, Inc. (a) (c)	107
17	Silicon Image, Inc. (a)	154
7	Silicon Laboratories, Inc. (a)	271
12	Silicon Storage Technology, Inc. (a) (c)	61
24	Skyworks Solutions, Inc. (a)	122
4	Standard Microsystems Corp. (a) (c)	100
3	Supertex, Inc. (a)	124
6	Tessera Technologies, Inc. (a)	142
2	Ultratech, Inc. (a) (c)	31
4	Varian Semiconductor Equipment Associates, Inc. (a)	180
33	Vitesse Semiconductor Corp. (a) (c)	63
5	Zoran Corp. (a)	76
		7,598
	Software — 2.7%
2	Ansoft Corp. (a)	51
4	Ansys, Inc. (a) (c)	171
10	Aspen Technology, Inc. (a) (c)	75
7	Borland Software Corp. (a)	45
6	Epicor Software Corp. (a)	83
5	EPIQ Systems, Inc. (a) (c)	85
5	Factset Research Systems, Inc. (c)	185
3	Filenet Corp. (a)	88

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS79

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Software — Continued
8	Informatica Corp. (a)	$96
2	Intervideo, Inc. (a)	18
2	InterVoice, Inc. (a) (c)	18
6	JDA Software Group, Inc. (a)	100
3	Kronos, Inc. (a)	113
3	Macrovision Corp. (a)	52
7	Magma Design Automation, Inc. (a)	60
5	Manhattan Associates, Inc. (a)	107
6	Mapinfo Corp. (a)	76
10	Mentor Graphics Corp. (a)	107
4	MicroStrategy, Inc. (a) (c)	315
4	MRO Software, Inc. (a)	49
52	Parametric Technology Corp. (a)	316
1	Pegasystems, Inc. (a)	10
13	Phoenix Technologies Ltd. (a) (c)	81
17	Progress Software Corp. (a)	490
2	Quality Systems, Inc. (a) (c)	138
4	Quest Software, Inc. (a)	56
26	Secure Computing Corp. (a)	316
1	SPSS, Inc. (a)	43
4	Talx Corp. (c)	162
7	TIBCO Software, Inc. (a)	55
2	TradeStation Group, Inc. (a)	25
9	Transaction Systems Architechs, Inc. (a)	259
10	Wind River Systems, Inc. (a) (c)	152
		3,997
	Specialty Retail — 5.5%
63	Aaron Rents, Inc. (c)	1,321
18	Asbury Automotive Group, Inc. (a)	296
4	Big 5 Sporting Goods Corp.	83
4	Build-A-Bear Workshop, Inc. (a) (c)	115
3	Building Material Holding Corp. (c)	205
2	Burlington Coat Factory Warehouse Corp.	96
77	Charming Shoppes, Inc. (a) (c)	1,018
8	Children's Place, Inc. (a) (c)	375
14	Dress Barn, Inc. (a) (c)	552
2	GameStop Corp. (c)	58
9	Genesco, Inc. (a) (c)	330
26	Guess?, Inc. (a)	908
7	HOT Topic, Inc. (a) (c)	93
10	Lithia Motors, Inc., Class A (c)	300

SHARES	SECURITY DESCRIPTION	VALUE
	Specialty Retail — Continued
10	Movie Gallery, Inc. (c)	$58
20	Pacific Sunwear of California, Inc. (a) (c)	486
10	Petco Animal Supplies, Inc. (a) (c)	226
9	Select Comfort Corp. (a) (c)	249
4	Sonic Automotive, Inc.	85
3	Sports Authority, Inc. (The) (a) (c)	93
9	Stage Stores, Inc. (c)	265
19	Stein Mart, Inc.	343
17	Too, Inc. (a)	488
4	United Auto Group, Inc. (c)	168
		8,211
	Textiles, Apparel & Luxury Goods — 1.1%
4	Brown Shoe Co., Inc. (c)	148
2	Deckers Outdoor Corp. (a) (c)	61
3	DHB Industries, Inc. (a)	15
14	K-Swiss, Inc., Class A	441
9	Kenneth Cole Productions, Inc., Class A (c)	217
8	Movado Group, Inc.	150
2	Oxford Industries, Inc. (c)	98
4	Russell Corp.	50
13	Skechers U.S.A., Inc., Class A (a)	199
7	Unifirst Corp.	221
		1,600
	Thrifts & Mortgage Finance — 3.3%
9	Accredited Home Lenders Holding Co. (a) (c)	436
30	BankAtlantic Bancorp, Inc., Class A	426
4	Commercial Capital Bancorp, Inc. (c)	63
17	Corus Bankshares, Inc. (c)	940
4	Dime Community Bancshares	55
1	Federal Agricultural Mortgage Corp., Class C (c)	33
15	First Niagara Financial Group, Inc.	224
3	First Place Financial Corp.	60
4	FirstFed Financial Corp. (a) (c)	207
9	Flagstar Bancorp, Inc. (c)	130
13	Fremont General Corp.	311
5	Gibraltar Industries, Inc.	122
3	ITLA Capital Corp. (a) (c)	151
17	Partners Trust Financial Group, Inc.	205

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS80

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Thrifts & Mortgage Finance — Continued
16	Provident New York Bancorp (c)	$181
27	R&G Financial Corp., Class B (c)	359
11	Sterling Financial Corp.	282
50	W Holding Co., Inc.	409
5	WSFS Financial Corp.	325
		4,919
	Tobacco — 0.4%
34	Alliance One International, Inc. (c)	132
12	Universal Corp. (c)	520
		652
	Trading Companies & Distributors — 1.6%
53	Applied Industrial Technologies, Inc.	1,773
16	Hughes Supply, Inc.	584
3	Nuco2, Inc. (a) (c)	95
		2,452
	Wireless Telecommunication Services — 0.5%
15	Centennial Communications Corp. (a)	234
70	Dobson Communications Corp. (a)	524
5	InPhonic, Inc. (a) (c)	40
		798
	Total Common Stocks (Cost $129,066)	154,142
Short-Term Investment — 1.3%
	Investment Company — 1.1%
1,656	JPMorgan Prime Money Market Fund (b) (m)	1,656
PRINCIPAL AMOUNT
	U.S. Treasury Obligation — 0.2%
$265	U.S. Treasury Note, 2.88%, 11/30/06 (k)	261
	Total Short-Term Investments (Cost $1,918)	1,917

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — 26.1%
	Certificates of Deposit — 2.2%
$1,800	Royal Bank of Canada, FRN, 4.30%, 11/13/06	$1,800
1,500	Wells Fargo Bank San Francisco, 4.30%, 1/27/06	1,500
		3,300
	Corporate Notes — 6.5%
1,000	Alliance and Leister plc, FRN, 4.33, 01/30/07	1,000
1,800	American Express Credit Corp., FRN, 4.36%, 06/12/07	1,800
1,000	Bank of America, FRN, 4.31%, 11/07/06	1,000
1,802	General Electric Capital Corp., FRN, 4.30%, 05/12/06	1,802
1,000	K2(USA) LLC, 4.35%, 02/15/06	1,000
1,000	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	1,000
1,003	Links Finance LLC, FRN, 4.29%, 10/06/06	1,003
1,000	Sigma Finance Inc., FRN, 4.37%, 10/24/07	1,000
		9,605
	Repurchase Agreements — 17.4%
4,372	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $4,374, collateralized by U.S. Government Agency Mortgages.	4,372
7,500	Lehman Brothers Inc., FRN, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $7,503, collateralized by U.S. Government Agency Mortgages.	7,500
7,500	Morgan Stanley & Co., Inc., 4.27%, dated 12/30/05, due 01/03/06, repurchase price $7,503, collateralized by U.S. Government Agency Mortgages.	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS81

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — continued
$6,500	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,503, collateralized by U.S. Government Agency Mortgages.	$6,500
		25,872
	Total Investments of Cash Collateral for Securities Loaned (Cost $38,777)	38,777
	Total Investments — 131.0% (Cost $169,761)	$194,836
	Liabilities in Excess of Other Assets — (31.0)%	(46,143)
	NET ASSETS — 100.0%	$148,693

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05 (USD)	UNREALIZED (DEPRECIATION) (USD)
12	Russell 2000 Index	March, 2006	$4,070	$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS82

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 94.9%
	Common Stocks — 94.9%
	Building Products — 2.9%
125	Griffon Corp. (a)	$2,976
	Capital Markets — 0.9%
43	E*Trade Financial Corp. (a)	897
	Chemicals — 2.2%
60	Albemarle Corp.	2,301
	Commercial Banks — 6.1%
9	M&T Bank Corp.	982
70	North Fork Bancorp, Inc.	1,915
10	SunTrust Banks, Inc.	728
60	U.S. Bancorp	1,793
15	Wells Fargo & Co.	942
		6,360
	Commercial Services & Supplies — 1.6%
50	CCE Spinco, Inc. (a)	655
25	Pitney Bowes, Inc.	1,056
		1,711
	Construction & Engineering — 0.5%
10	Hanson plc (United Kingdom)	549
	Construction Materials — 1.7%
30	Cemex S.A. de C.V. (Mexico) ADR	1,780
	Consumer Finance — 1.0%
40	MBNA Corp.	1,086
	Diversified Telecommunication Services — 6.6%
10	Alltel Corp.	631
25	CenturyTel, Inc.	829
100	Commonwealth Telephone Enterprises, Inc.	3,377
160	Consolidated Communications Holdings, Inc.	2,078
		6,915
	Food & Staples Retailing — 1.7%
30	CVS Corp.	793
100	Pathmark Stores, Inc. (a)	999
		1,792

SHARES		SECURITY DESCRIPTION	VALUE
		Gas Utilities — 1.2%
60		UGI Corp.	$1,236
		Health Care Providers & Services — 0.8%
15		Coventry Health Care, Inc. (a)	854
		Hotels, Restaurants & Leisure — 4.3%
60		AFC Enterprises, Inc.(a)	907
50		Hilton Hotels Corp.	1,206
15		McDonald's Corp.	506
45		Outback Steakhouse, Inc.	1,872
			4,491
		Household Durables — 1.6%
60		WCI Communities, Inc. (a)	1,611
		Industrial Conglomerates — 3.6%
25		Carlisle Cos., Inc.	1,729
40		Walter Industries, Inc.	1,989
			3,718
		Insurance — 10.2%
55		Assurant, Inc.	2,392
—	(h)	Berkshire Hathaway, Inc., Class A (a)	1,950
20		Genworth Financial, Inc., Class A	692
45		IPC Holdings Ltd. (Bermuda)	1,232
15		Loews Corp.	1,423
60		ProAssurance Corp. (a)	2,918
			10,607
		Marine — 1.4%
75		Seaspan Corp. (China)	1,481
		Media — 8.7%
120		Citadel Broadcasting Corp.	1,613
80		Clear Channel Communications, Inc.	2,516
35		Gannett Co., Inc.	2,120
70		Liberty Media Corp., Class A (a)	551
3		Washington Post Co. (The), Class B	2,295
			9,095

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS83

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Multiline Retail — 2.2%
20	Sears Holdings Corp. (a)	$2,311
	Oil, Gas & Consumable Fuels — 9.0%
80	Devon Energy Corp.	5,003
25	Kinder Morgan, Inc.	2,299
20	Teekay Shipping Corp. (Bahamas)	798
55	Williams Cos., Inc.	1,274
		9,374
	Paper & Forest Products — 1.1%
20	MeadWestvaco Corp.	561
20	Neenah Paper, Inc.	560
		1,121
	Real Estate — 9.2%
75	Agree Realty Corp. REIT	2,167
20	First Industrial Realty Trust, Inc. REIT	770
50	National Health Investors, Inc. REIT	1,298
25	Sun Communities, Inc. REIT	785
120	W.P. Carey & Co. LLC	3,043
50	Washington Real Estate Investment Trust REIT	1,518
		9,581
	Software — 1.0%
40	Microsoft Corp.	1,046
	Specialty Retail — 6.4%
35	AutoZone, Inc. (a)	3,211
15	Best Buy Co., Inc.	652
63	Limited Brands, Inc.	1,408
60	TJX Cos., Inc.	1,394
		6,665

SHARES	SECURITY DESCRIPTION	VALUE
	Textiles, Apparel & Luxury Goods — 5.1%
35	Columbia Sportswear Co. (a)	$1,671
66	V.F. Corp.	3,652
		5,323
	Thrifts & Mortgage Finance — 2.9%
15	Freddie Mac	980
31	Golden West Financial Corp.	2,046
		3,026
	Wireless Telecommunication Services — 1.0%
20	U.S. Cellular Corp. (a)	988
	Total Common Stocks (Cost $96,567)	98,895
Short-Term Investment — 4.0%
	Investment Company — 4.0%
4,141	JPMorgan Prime Money Market Fund (b) (m) (Cost $4,141)	4,141
	Total Investments — 98.9% (Cost $100,708)	$103,036
	Other Assets in Excess of Liabilities — 1.1%	1,129
	NET ASSETS — 100.0%	$104,165

Percentages indicated are based on net assets.

Abbreviations:

(a)  — Non-income producing security.

(b)  — Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)  — Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)  — Amount rounds to less than one thousand.

(k)  — Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  — All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR  — American Depositary Receipt

FRN  — Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS84

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund*	Micro Cap Fund		Mid Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$848,415	$219,964	$64,975	$5,068		$282,239
Investments in affiliates, at value	7,923	5,290	409	99		4,875
Total investment securities, at value	856,338	225,254	65,384	5,167		287,114
Cash	21	—	3	—		11
Receivables:
Investment securities sold	2,092	16	7	5		364
Fund shares sold	6,707	1,531	370	—		767
Interest and dividends	217	36	24	1		293
Due from advisor	—	—	—	17		—
Total Assets	865,375	226,837	65,788	5,190		288,549
LIABILITIES:
Payables:
Investment securities purchased	419	—	54	—	(a)	1,414
Collateral for securities lending program	77,753	42,643	9,062	—		18,220
Fund shares redeemed	893	1,623	513	—		81
Accrued liabilities:
Investment advisory fees	267	8	10	—		151
Administration fees	68	13	3	—		21
Shareholder servicing fees	167	28	3	—		21
Distribution fees	132	71	13	1		—
Custodian and accounting fees	11	3	—	5		4
Trustees' fees - deferred compensation plan	42	6	1	—	(a)	5
Other	143	98	33	26		50
Total Liabilities	79,895	44,493	9,692	32		19,967
NET ASSETS:	$785,480	$182,344	$56,096	$5,158		$268,582

  (a)  Amount rounds to less than $1,000.

  *  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS85

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund*	Micro Cap Fund	Mid Cap Equity Fund
NET ASSETS:
Paid in capital	$650,575	$160,522	$292,658	$4,999	$214,860
Accumulated undistributed (distributions in excess of) net investment income	(42)	(6)	(1)	—	5
Accumulated net realized gains (losses) from investments and futures	12,657	(937)	(245,138)	33	3,655
Net unrealized appreciation (depreciation) from investments and futures	122,290	22,765	8,577	126	50,062
Total Net Assets	$785,480	$182,344	$56,096	$5,158	$268,582
Net Assets:
Class A	$458,716	$75,940	$54,737	$516	$—
Class B	$34,126	$41,440	$1,359	$—	$—
Class C	$17,120	$43,211	$—	$515	$—
Select Class	$275,518	$21,753	$—	$4,127	$268,582
Total	$785,480	$182,344	$56,096	$5,158	$268,582
Outstanding units of beneficial interest (shares) ($0.0001/$0.001(c) par value; unlimited number of shares authorized):
Class A	11,722	4,191	8,623	33	—
Class B	951	2,442	223	—	—
Class C	485	2,550	—	33	—
Select Class	6,662	1,166	—	267	8,171
Total	19,820	10,349	8,846	333	8,171
NET ASSET VALUE:
Class A - Redemption price per share	$39.13	$18.12	$6.35	$15.47	$—
Class B - Offering price per share (b)	$35.89	$16.97	$6.08	$—	$—
Class C - Offering price per share (b)	$35.32	$16.95	$—	$15.46	$—
Select Class - Offering and redemption price per share	$41.36	$18.65	$—	$15.48	$32.87
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	—
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$41.30	$19.12	$6.70	$16.33	$—
Cost of investments	$734,048	$202,489	$56,807	$5,041	$237,052
Market value of securities on loan	$75,732	$41,718	$8,800	$—	$17,762

  *  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

  (a)  Amount rounds to less than $1,000.

  (b)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

  (c)  For Growth Advantage Fund par value is $0.001.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS86

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Small Cap Core Fund**	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$7,175,313	$992,312	$561,933	$167,308	$98,895
Investments in affiliates, at value	434,249	19,411	24,904	1,656	4,141
Repurchase agreements, at value	—	—	—	25,872	—
Total investment securities, at value	7,609,562	1,011,723	586,837	194,836	103,036
Cash	442	40	35	283	273
Receivables:
Investment securities sold	509	889	—	2,493	—
Fund shares sold	14,616	795	2,545	445	1,654
Interest and dividends	13,191	882	559	171	218
Prepaid expenses and other assets	—	—	—	—	1
Total Assets	7,638,320	1,014,329	589,976	198,228	105,182
LIABILITIES:
Payables:
Investment securities purchased	166,258	—	10,425	—	803
Collateral for securities lending program	417,693	197,606	97,572	38,777	—
Fund shares redeemed	31,316	160	891	10,558	82
Variation margin on futures contracts	—	48	—	14	—
Accrued liabilities:
Investment advisory fees	2,534	460	266	66	45
Administration fees	572	58	15	13	6
Shareholder servicing fees	1,094	22	50	18	21
Distribution fees	1,284	—	62	—	44
Custodian and accounting fees	47	24	8	33	16
Trustees' fees - deferred compensation plan	2	16	25	1	—	(a)
Other	717	30	120	55	—
Total Liabilities	621,517	198,424	109,434	49,535	1,017
NET ASSETS:	$7,016,803	$815,905	$480,542	$148,693	$104,165

  (a)  Amount rounds to less than $1,000.

  **  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS87

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Small Cap Core Fund**	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$6,244,958	$743,912	$378,979	$122,763	$102,272
Accumulated undistributed (distributions in excess of) net investment income	(2)	(17)	(15)	236	23
Accumulated net realized gains (losses) from investments and futures	34,891	(2,006)	3,159	675	(458)
Net unrealized appreciation (depreciation) from investments and futures	736,956	74,016	98,419	25,019	2,328
Total Net Assets	$7,016,803	$815,905	$480,542	$148,693	$104,165
Net Assets:
Class A	$2,822,767	$—	$209,321	$—	$45,163
Class B	$233,396	$—	$17,106	$—	$—
Class C	$822,366	$—	$10,678	$—	$55,875
Select Class	$1,222,881	$815,905	$243,437	$102,003	$3,107
Institutional Class	$1,915,393	$—	$—	$46,690	$20
Total	$7,016,803	$815,905	$480,542	$148,693	$104,165
Outstanding units of beneficial interest (shares) ($0.0001/$0.001(c) par value; unlimited number of shares authorized):
Class A	121,229	—	7,958	—	2,844
Class B	10,212	—	730	—	—
Class C	35,909	—	456	—	3,525
Select Class	52,164	18,547	8,642	7,886	195
Institutional Class	81,228	—	—	3,611	1
Total	300,742	18,547	17,786	11,497	6,565

  **  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (c)  For Mid Cap Value Fund par value is $0.001.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS88

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Small Cap Core Fund**	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund
NET ASSET VALUE:
Class A - Redemption price per share	$23.28	$—	$26.30	$—	$15.88
Class B - Offering price per share (a)	$22.86	$—	$23.44	$—	$—
Class C - Offering price per share (a)	$22.90	$—	$23.43	$—	$15.85
Select Class - Offering and redemption price per share	$23.44	$43.99	$28.17	$12.94	$15.91
Institutional Class - Offering and redemption price per share	$23.58	$—	$—	$12.93	$15.83
Class A maximum sales charge	5.25%	—	5.25%	—	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$24.57	$—	$27.76	$—	$16.76
Cost of investments	$6,872,606	$937,329	$488,418	$169,761	$100,708
Market value of securities on loan	$407,858	$191,941	$94,938	$37,571	$—

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

  **  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS89

JPMorgan Funds

STATEMENT OF
OPERATIONS  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund(c)	Micro Cap Fund(d)		Mid Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$3,549	$352	$260	$1		$2,758
Dividend income from affiliates (a)	451	124	20	1		215
Income from securities lending (net)	91	121	8	—		15
Foreign taxes withheld	(6)	(2)	(1)	—		(5)
Total investment income	4,085	595	287	2		2,983
EXPENSES:
Investment advisory fees	2,864	1,143	344	11		1,633
Administration fees	798	197	59	1		280
Distribution fees:
Class A	1,098	176	126	—	(b)	—
Class B	298	388	20	—		—
Class C	84	279	—	1		—
Shareholder servicing fees:
Class A	1,098	177	126	—	(b)	—
Class B	99	129	6	—		—
Class C	28	93	—	—	(b)	—
Select Class	565	41	—	2		628
Custodian and accounting fees	64	45	41	5		50
Interest expense	—	1	1	—		6
Professional fees	52	44	43	22		40
Trustees' fees	13	3	1	—	(b)	3
Printing and mailing costs	108	72	46	1		25
Registration and filing fees	58	52	18	1		17
Transfer agent fees	754	493	86	2		17
Other	26	1	25	1		14
Total expenses	8,007	3,334	942	47		2,713
Less amounts waived	—	(264)	(208)	(14)		(444)
Less earnings credits	(2)	(2)	— (b)	—		(2)
Less expense reimbursements	(1)	—	—	(20)		—
Net expenses	8,004	3,068	734	13		2,267
Net Investment Income (Loss)	(3,919)	(2,473)	(447)	(11)		716

  (b)  Amount rounds to less than $1,000.

  (c)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

(d)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS90

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund(b)	Micro Cap Fund(c)	Mid Cap Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$55,475	$16,807	$8,398	$43	$25,609
Change in net unrealized appreciation (depreciation) of:
Investments	19,484	(6,041)	(2,867)	126	(2,188)
Net realized/unrealized gains (losses)	74,959	10,766	5,531	169	23,421
Change in net assets resulting from operations	$71,040	$8,293	$5,084	$158	$24,137
(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$23	$7	$1	$—	$12

  (b)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

  (c)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS91

JPMorgan Funds

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Mid Cap Value Fund	Small Cap Core Fund(c)	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund(d)
INVESTMENT INCOME:
Dividend income	$97,448	$8,461	$3,618	$2,010	$782
Dividend income from affiliates (a)	7,596	689	532	106	110
Interest income	—	60	—	9	—
Income from securities lending (net)	394	685	74	20	—
Foreign taxes withheld	(161)	(12)	—	(3)	—
Total investment income	105,277	9,883	4,224	2,142	892
EXPENSES:
Investment advisory fees	38,675	5,386	2,610	1,073	259
Administration fees	6,479	929	446	202	42
Distribution fees:
Class A	5,680	—	403	—	41
Class B	1,645	—	109	—	—
Class C	5,575	—	27	—	164
Shareholder servicing fees:
Class A	5,680	—	403	—	41
Class B	548	—	37	—	—
Class C	1,858	—	9	—	54
Select Class	2,533	2,072	555	292	4
Institutional Class	1,659	—	—	62	— (b)
Custodian and accounting fees	319	144	29	138	51
Interest expense	—	—	1	2	—
Professional fees	161	56	54	53	59
Trustees' fees	61	12	9	2	1
Printing and mailing costs	884	39	71	24	26
Registration and filing fees	878	113	53	33	80
Transfer agent fees	4,509	10	284	42	23
Other	360	30	37	10	7
Total expenses	77,504	8,791	5,137	1,933	852
Less amounts waived	(9,500)	(2,157)	(729)	(235)	(140)
Less earnings credits	(16)	(4)	(1)	—	(14)
Less expense reimbursements	(18)	—	—	—	(97)
Net expenses	67,970	6,630	4,407	1,698	601
Net Investment Income (Loss)	37,307	3,253	(183)	444	291

  (b)  Amount rounds to less than $1,000.

  (c)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (d)  Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS92

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Mid Cap Value Fund	Small Cap Core Fund(b)	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund(c)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$196,320	$11,584	$41,601	$14,189	$663
Futures	—	241	—	75	—
Change in net unrealized appreciation (depreciation) of:
Investments	287,118	13,706	7,373	(8,794)	2,328
Futures	—	(1,024)	—	(179)	—
Net realized/unrealized gains (losses)	483,438	24,507	48,974	5,291	2,991
Change in net assets resulting from operations	$520,745	$27,760	$48,791	$5,735	$3,282
(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$420	$38	$29	$6	$5

  (b)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (c)  Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS93

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth		Dynamic Small Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,919)	$(3,194)	$(2,473)	$(2,722)
Net realized gain (loss) on investments and futures	55,475	84,582	16,807	37,317
Change in net unrealized appreciation (depreciation) of investments and futures	19,484	(5,839)	(6,041)	(18,399)
Change in net assets resulting from operations	71,040	75,549	8,293	16,196
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	—	—
From net realized gains	(34,577)	(53,171)	(5,187)	—
Class B Shares
From net investment income	—	—	—	—
From net realized gains	(2,960)	(6,588)	(3,103)	—
Class C Shares
From net investment income	—	—	—	—
From net realized gains	(1,296)	(947)	(3,097)	—
Select Class Shares
From net investment income	—	—	—	—
From net realized gains	(18,489)	(1,142)	(1,484)	—
Total distributions to shareholders	(57,322)	(61,848)	(12,871)	—
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	229,735	47,795	(4,922)	(15,717)
NET ASSETS:
Change in net assets	243,453	61,496	(9,500)	479
Beginning of period	542,027	480,531	191,844	191,365
End of period	$785,480	$542,027	$182,344	$191,844
Accumulated undistributed (distributions in excess of) net investment income	$(42)	$(43)	$(6)	$(7)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS94

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund(a)		Micro Cap Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(b)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(447)	$(374)	$(11)
Net realized gain (loss) on investments and futures	8,398	10,011	43
Change in net unrealized appreciation (depreciation) of investments and futures	(2,867)	(582)	126
Change in net assets resulting from operations	5,084	9,055	158
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,370)	(12,240)	5,000
NET ASSETS:
Change in net assets	(1,286)	(3,185)	5,158
Beginning of period	57,382	60,567	—
End of period	$56,096	$57,382	$5,158
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(1)	$— (c)

  (a)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (b)  Commencement of operations was October 31, 2005.

  (c)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS95

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$716	$643	$37,307	$8,301
Net realized gain (loss) on investments and futures	25,609	28,575	196,320	68,273
Change in net unrealized appreciation (depreciation) of investments and futures	(2,188)	8,854	287,118	344,403
Change in net assets resulting from operations	24,137	38,072	520,745	420,977
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(14,169)	(2,344)
From net realized gains	—	—	(72,188)	(16,897)
Class B Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(6,168)	(2,288)
Class C Shares
From net investment income	—	—	(12)	—
From net realized gains	—	—	(21,631)	(6,079)
Select Class Shares
From net investment income	(705)	(627)	(8,387)	(1,398)
From net realized gains	(27,072)	(23,640)	(31,358)	(5,785)
Institutional Class Shares
From net investment income	—	—	(17,025)	(4,851)
From net realized gains	—	—	(48,603)	(15,152)
Total distributions to shareholders	(27,777)	(24,267)	(219,541)	(54,794)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	45,115	19,236	3,026,845	2,466,242
NET ASSETS:
Change in net assets	41,475	33,041	3,328,049	2,832,425
Beginning of period	227,107	194,066	3,688,754	856,329
End of period	$268,582	$227,107	$7,016,803	$3,688,754
Accumulated undistributed (distributions in excess of) net investment income	$5	$(6)	$(2)	$(10)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS96

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Small Cap Core Fund(a)		Small Cap Equity Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,253	$920	$(183)	$(1,977)
Net realized gain (loss) on investments and futures	11,825	100,058	41,601	276,109
Change in net unrealized appreciation (depreciation) of investments and futures	12,682	(27,707)	7,373	(93,478)
Change in net assets resulting from operations	27,760	73,271	48,791	180,654
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(23,198)	(16,153)
Class B Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(2,173)	(2,612)
Class C Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(1,082)	—
Select Class Shares
From net investment income	(3,562)	(605)	—	—
From net realized gains	(18,037)	(87,711)	(26,717)	(93,537)
Total distributions to shareholders	(21,599)	(88,316)	(53,170)	(112,302)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(93,994)	532,830	128,051	(457,947)
NET ASSETS:
Change in net assets	(87,833)	517,785	123,672	(389,595)
Beginning of period	903,738	385,953	356,870	746,465
End of period	$815,905	$903,738	$480,542	$356,870
Accumulated undistributed (distributions in excess of) net investment income	$(17)	$249	$(15)	$(8)

  (a)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS97

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Small Company Fund		Value Advantage Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(a)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$444	$(249)	$291
Net realized gain (loss) on investments and futures	14,264	89,186	663
Change in net unrealized appreciation (depreciation) of investments and futures	(8,973)	(62,529)	2,328
Change in net assets resulting from operations	5,735	26,408	3,282
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(169)
From net realized gains	—	—	(477)
Class C Shares
From net investment income	—	—	(93)
From net realized gains	—	—	(609)
Select Class Shares
From net investment income	(57)	—	(14)
From net realized gains	(11,711)	(15,506)	(35)
Institutional Class Shares
From net investment income	(105)	—	— (b)
From net realized gains	(4,879)	(12,738)	— (b)
Total distributions to shareholders	(16,752)	(28,244)	(1,397)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(51,097)	(126,815)	102,280
NET ASSETS:
Change in net assets	(62,114)	(128,651)	104,165
Beginning of period	210,807	339,458	—
End of period	$148,693	$210,807	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$236	$3	$23

  (a)  Commencement of operations was March 1, 2005.

  (b)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS98

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth		Dynamic Small Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$67,593	$40,060	$24,711	$27,956
Dividends reinvested	32,128	49,434	4,256	—
Cost of shares redeemed	(89,342)	(73,060)	(36,245)	(38,856)
Change in net assets from Class A capital transactions	$10,379	$16,434	$(7,278)	$(10,900)
Class B Shares
Proceeds from shares issued	$5,581	$3,364	$11,910	$11,257
Dividends reinvested	2,560	5,878	1,792	—
Cost of shares redeemed	(25,134)	(20,517)	(33,000)	(16,973)
Change in net assets from Class B capital transactions	$(16,993)	$(11,275)	$(19,298)	$(5,716)
Class C Shares
Proceeds from shares issued	$10,804	$3,881	$22,694	$19,086
Dividends reinvested	754	426	310	—
Cost of shares redeemed	(1,654)	(1,053)	(13,026)	(10,644)
Change in net assets from Class C capital transactions	$9,904	$3,254	$9,978	$8,442
Select Class Shares
Proceeds from shares issued	$233,983	$39,557	$18,995	$7,516
Dividends reinvested	17,941	1,140	458	—
Cost of shares redeemed	(25,479)	(1,315)	(7,777)	(15,059)
Change in net assets from Select Class capital transactions	$226,445	$39,382	$11,676	$(7,543)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS99

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage(a)		Micro Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(b)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,235	$2,220	$500
Dividends reinvested	—	—	—
Cost of shares redeemed	(13,879)	(13,954)	—
Change in net assets from Class A capital transactions	$(4,644)	$(11,734)	$500
Class B Shares
Proceeds from shares issued	$448	$194	$—
Dividends reinvested	—	—	—
Cost of shares redeemed	(2,174)	(700)	—
Change in net assets from Class B capital transactions	$(1,726)	$(506)	$—
Class C Shares
Proceeds from shares issued	$—	$—	$500
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—
Change in net assets from Class C capital transactions	$—	$—	$500
Select Class Shares
Proceeds from shares issued	$—	$—	$4,000
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—
Change in net assets from Select Class capital transactions	$—	$—	$4,000

  (a)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (b)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS100

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Mid Cap Equity		Mid Cap Value
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$1,806,575	$1,033,844
Dividends reinvested	—	—	75,171	16,217
Cost of shares redeemed	—	—	(504,110)	(122,265)
Change in net assets from Class A capital transactions	$—	$—	$1,377,636	$927,796
Class B Shares
Proceeds from shares issued	$—	$—	$68,631	$93,272
Dividends reinvested	—	—	4,936	1,863
Cost of shares redeemed	—	—	(25,007)	(9,647)
Change in net assets from Class B capital transactions	$—	$—	$48,560	$85,488
Class C Shares
Proceeds from shares issued	$—	$—	$344,689	$348,253
Dividends reinvested	—	—	14,623	4,102
Cost of shares redeemed	—	—	(59,221)	(16,865)
Change in net assets from Class C capital transactions	$—	$—	$300,091	$335,490
Select Class Shares
Proceeds from shares issued	$111,814	$57,714	$868,591	$405,562
Dividends reinvested	13,373	17,555	22,433	4,698
Cost of shares redeemed	(80,072)	(56,033)	(211,875)	(43,384)
Change in net assets from Select Class capital transactions	$45,115	$19,236	$679,149	$366,876
Institutional Class Shares
Proceeds from shares issued	$—	$—	$988,690	$848,157
Dividends reinvested	—	—	49,428	14,335
Cost of shares redeemed	—	—	(416,709)	(111,900)
Change in net assets from Institutional Class capital transactions	$—	$—	$621,409	$750,592

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS101

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Small Cap Core(a)		Small Cap Equity
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$118,256	$52,477
Dividends reinvested	—	—	21,186	14,234
Cost of shares redeemed	—	—	(55,772)	(33,952)
Change in net assets from Class A capital transactions	$—	$—	$83,670	$32,759
Class B Shares
Proceeds from shares issued	$—	$—	$7,244	$2,578
Dividends reinvested	—	—	1,784	2,411
Cost of shares redeemed	—	—	(8,133)	(11,902)
Change in net assets from Class B capital transactions	$—	$—	$895	$(6,913)
Class C Shares(b)
Proceeds from shares issued	$—	$—	$11,282	$—
Dividends reinvested	—	—	812	—
Cost of shares redeemed	—	—	(851)	—
Change in net assets from Class C capital transactions	$—	$—	$11,243	$—
Select Class Shares
Proceeds from shares issued	$75,594	$640,372	$106,805	$141,242
Dividends reinvested	18,140	76,052	21,272	88,631
Cost of shares redeemed	(187,728)	(183,594)	(95,834)	(195,648)
Redemption in-kind	—	—	—	(518,018)
Change in net assets from Select Class capital transactions	$(93,994)	$532,830	$32,243	$(483,793)
Institutional Class Shares
Proceeds from shares issued	$—	$—	$—	$—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	—	—	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$—

  (a)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (b)  Commencement of operations for Class C Shares, February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS102

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Small Company		Value Advantage
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$46,450
Dividends reinvested	—	—	490
Cost of shares redeemed	—	—	(2,464)
Change in net assets from Class A capital transactions	$—	$—	$44,476
Class B Shares
Proceeds from shares issued	$—	$—	$—
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—
Change in net assets from Class B capital transactions	$—	$—	$—
Class C Shares(a)
Proceeds from shares issued	$—	$—	$56,580
Dividends reinvested	—	—	487
Cost of shares redeemed	—	—	(2,231)
Change in net assets from Class C capital transactions	$—	$—	$54,836
Select Class Shares
Proceeds from shares issued	$39,707	$21,554	$3,524
Dividends reinvested	9,746	13,051	45
Cost of shares redeemed	(61,397)	(97,302)	(584)
Change in net assets from Select Class capital transactions	$(11,944)	$(62,697)	$2,985
Institutional Class Shares
Proceeds from shares issued	$15,205	$21,366	$520
Dividends reinvested	2,776	6,203	1
Cost of shares redeemed	(57,134)	(91,687)	(538)
Change in net assets from Institutional Class capital transactions	$(39,153)	$(64,118)	$(17)

  (a)  Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS103

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth		Dynamic Small Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	1,741	1,024	1,339	1,634
Reinvested	816	1,303	233	—
Redeemed	(2,292)	(1,870)	(2,025)	(2,293)
Change in Class A Shares	265	457	(453)	(659)
Class B Shares
Issued	154	91	695	693
Reinvested	71	167	105	—
Redeemed	(701)	(558)	(1,905)	(1,057)
Change in Class B Shares	(476)	(300)	(1,105)	(364)
Class C Shares
Issued	302	107	1,329	1,186
Reinvested	21	12	18	—
Redeemed	(46)	(29)	(764)	(673)
Change in Class C Shares	277	90	583	513
Select Class Shares
Issued	5,804	969	1,033	427
Reinvested	432	29	24	—
Redeemed	(627)	(33)	(412)	(859)
Change in Select Class Shares	5,609	965	645	(432)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS104

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage(a)		Micro Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(b)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,479	433	33
Reinvested	—	—	—
Redeemed	(2,348)	(2,687)	—
Change in Class A Shares	(869)	(2,254)	33
Class B Shares
Issued	80	39	—
Reinvested	—	—	—
Redeemed	(374)	(140)	—
Change in Class B Shares	(294)	(101)	—
Class C Shares
Issued	—	—	33
Reinvested	—	—	—
Redeemed	—	—	—
Change in Class C Shares	—	—	33
Select Class Shares
Issued	—	—	267
Reinvested	—	—	—
Redeemed	—	—	—
Change in Select Class Shares	—	—	267

  (a)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (b)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS105

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Mid Cap Equity		Mid Cap Value
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	79,449	51,027
Reinvested	—	—	3,191	746
Redeemed	—	—	(21,858)	(6,071)
Change in Class A Shares	—	—	60,782	45,702
Class B Shares
Issued	—	—	3,118	4,666
Reinvested	—	—	214	87
Redeemed	—	—	(1,112)	(488)
Change in Class B Shares	—	—	2,220	4,265
Class C Shares
Issued	—	—	15,649	17,330
Reinvested	—	—	632	192
Redeemed	—	—	(2,624)	(851)
Change in Class C Shares	—	—	13,657	16,671
Select Class Shares
Issued	3,314	1,752	38,506	19,743
Reinvested	399	536	944	215
Redeemed	(2,361)	(1,693)	(9,156)	(2,172)
Change in Select Class Shares	1,352	595	30,294	17,786
Institutional Class Shares
Issued	—	—	42,976	41,530
Reinvested	—	—	2,069	652
Redeemed	—	—	(18,290)	(5,510)
Change in Institutional Class Shares	—	—	26,755	36,672

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS106

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Small Cap Core(a)		Small Cap Equity
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	4,355	1,991
Reinvested	—	—	784	548
Redeemed	—	—	(2,049)	(1,334)
Change in Class A Shares	—	—	3,090	1,205
Class B Shares
Issued	—	—	294	108
Reinvested	—	—	74	102
Redeemed	—	—	(338)	(500)
Change in Class B Shares	—	—	30	(290)
Class C Shares(b)
Issued	—	—	454	—
Reinvested	—	—	34	—
Redeemed	—	—	(32)	—
Change in Class C Shares	—	—	456	—
Select Class Shares
Issued	1,766	14,251	3,737	5,240
Reinvested	407	1,769	737	3,235
Redeemed	(4,422)	(3,918)	(3,391)	(7,291)
Redemption in-kind	—	—	—	(18,885)
Change in Select Class Shares	(2,249)	12,102	1,083	(17,701)
Institutional Class Shares
Issued	—	—	—	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—
Change in Institutional Class Shares	—	—	—	—

  (a)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (b)  Commencement of Class C Shares, February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS107

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

U.S. Small Company		Value Advantage
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(a)
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	2,969
Reinvested	—	—	31
Redeemed	—	—	(156)
Change in Class A Shares	—	—	2,844
Class B Shares
Issued	—	—	—
Reinvested	—	—	—
Redeemed	—	—	—
Change in Class B Shares	—	—	—
Class C Shares(a)
Issued	—	—	3,635
Reinvested	—	—	31
Redeemed	—	—	(141)
Change in Class C Shares	—	—	3,525
Select Class Shares
Issued	3,118	1,535	229
Reinvested	736	962	2
Redeemed	(4,604)	(7,032)	(36)
Change in Select Class Shares	(750)	(4,535)	195
Institutional Class Shares
Issued	1,169	1,563	34
Reinvested	209	458	— (b)
Redeemed	(4,435)	(6,617)	(33)
Change in Institutional Class Shares	(3,057)	(4,596)	1

  (a)  Commencement of operations was March 1, 2005.

  (b)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS108

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS109

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (h)(i)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$38.51	(0.23	)(d)	3.95	3.72	—	(3.10)	(3.10)	$39.13	9.77%
Year Ended December 31, 2004	$37.47	(0.24	)(d)	6.49	6.25	—	(5.21)	(5.21)	$38.51	16.90%
Year Ended December 31, 2003	$28.60	(0.34	)(d)	10.61	10.27	—	(1.40)	(1.40)	$37.47	36.10%
Year Ended December 31, 2002	$40.10	(0.38	)(d)	(10.86)	(11.24)	—	(0.26)	(0.26)	$28.60	(28.04)%
November 1, 2001 Through December 31, 2001(c)	$35.37	(0.03)		4.76	4.73	—	—	—	$40.10	13.37%
Year Ended October 31, 2001	$47.91	(0.19	)(d)	(6.87)	(7.06)	—	(5.48)	(5.48)	$35.37	(15.86)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$18.46	(0.21	)(d)	1.20	0.99	—	(1.33)	(1.33)	$18.12	5.29%
Year Ended December 31, 2004	$16.81	(0.19	)(d)	1.84	1.65	—	—	—	$18.46	9.82%
Year Ended December 31, 2003	$12.14	(0.16	)(d)	4.83	4.67	—	—	—	$16.81	38.47%
Year Ended December 31, 2002	$15.72	(0.18)		(3.40)	(3.58)	—	—	—	$12.14	(22.77)%
November 1, 2001 Through December 31, 2001(c)	$14.21	(0.03)		1.54	1.51	—	—	—	$15.72	10.63%
Year Ended October 31, 2001	$24.54	(0.24)		(6.71)	(6.95)	—	(3.38)	(3.38)	$14.21	(30.60)%
GROWTH ADVANTAGE FUND(e)
Year Ended December 31, 2005	$5.74	(0.05	)(d)	0.66	0.61	—	—	—	$6.35	10.63%
Year Ended December 31, 2004	$4.91	(0.03	)(d)	0.86	0.83	—	—	—	$5.74	16.90%
Year Ended December 31, 2003	$3.57	(0.04	)(d)	1.38	1.34	—	—	—	$4.91	37.53%
Year Ended December 31, 2002	$5.06	(0.05	)(d)	(1.44)	(1.49)	—	—	—	$3.57	(29.45)%
October 1, 2001 Through December 31, 2001(f)	$4.27	(0.01)		0.80	0.79	—	—	—	$5.06	18.50%
Year Ended September 30, 2001	$12.51	(0.02	)(d)	(8.06)	(8.08)	—	(0.16)	(0.16)	$4.27	(65.10)%
MICRO CAP FUND
October 31, 2005(b) Through December 31, 2005	$15.00	(0.04)		0.51	0.47	—	—	—	$15.47	3.13%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  Commencement of operations.

  (c)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (f)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (g)  Annualized for periods less than one year.

  (h)  Not annualized for periods less than one year.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS110

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (g)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$458,716	1.17%	(0.60)%	1.17%	119%
Year Ended December 31, 2004	$441,000	1.35%	(0.61)%	1.37%	122%
Year Ended December 31, 2003	$412,000	1.35%	(1.05)%	1.46%	68%
Year Ended December 31, 2002	$330,000	1.35%	(1.13)%	1.38%	93%
November 1, 2001 Through December 31, 2001(c)	$495,000	1.35%	(0.40)%	1.35%	2%
Year Ended October 31, 2001	$426,000	1.35%	(0.47)%	1.37%	43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$75,940	1.50%	(1.16)%	1.67%	143%
Year Ended December 31, 2004	$86,000	1.50%	(1.14)%	1.73%	112%
Year Ended December 31, 2003	$89,000	1.50%	(1.19)%	1.86%	55%
Year Ended December 31, 2002	$82,000	1.50%	(1.20)%	1.82%	52%
November 1, 2001 Through December 31, 2001(c)	$125,000	1.50%	(1.21)%	1.63%	8%
Year Ended October 31, 2001	$120,000	1.50%	(1.13)%	1.64%	57%
GROWTH ADVANTAGE FUND(e)
Year Ended December 31, 2005	$54,737	1.35%	(0.81)%	1.75%	140%
Year Ended December 31, 2004	$54,000	1.35%	(0.61)%	1.79%	118%
Year Ended December 31, 2003	$58,000	1.35%	(1.05)%	1.77%	69%
Year Ended December 31, 2002	$53,000	1.35%	(1.15)%	1.62%	39%
October 1, 2001 Through December 31, 2001(f)	$101,000	1.35%	(0.84)%	1.35%	135%
Year Ended September 30, 2001	$94,000	1.30%	(0.54)%	1.30%	159%
MICRO CAP FUND
October 31, 2005(b) Through December 31, 2005	$516	1.70%	(1.43)%	5.58%	8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS111

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class A (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(h)
MID CAP VALUE FUND
Year Ended December 31, 2005	$22.05	0.12	(d)	1.84	1.96	(0.12)	(0.61)	(0.73)	$23.28	8.87%
Year Ended December 31, 2004	$18.62	0.07	(d)	3.71	3.78	(0.04)	(0.31)	(0.35)	$22.05	20.32%
Year Ended December 31, 2003	$14.44	0.09	(d)	4.25	4.34	(0.05)	(0.11)	(0.16)	$18.62	30.07%
Year Ended December 31, 2002	$14.10	0.07	(d)	0.31	0.38	(0.03)	(0.01)	(0.04)	$14.44	2.68%
October 1, 2001 Through December 31, 2001(a)	$13.43	0.02	(d)	1.48	1.50	(0.08)	(0.75)	(0.83)	$14.10	11.20%
April 30, 2001(c) Through September 30, 2001	$14.24	0.04	(d)	(0.85)	(0.81)	—	—	—	$13.43	(5.69)%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$26.44	(0.08	)(d)	3.36	3.28	—	(3.42)	(3.42)	$26.30	12.39%
Year Ended December 31, 2004	$24.11	(0.17	)(d)	6.33	6.16	—	(3.83)	(3.83)	$26.44	26.13%
Year Ended December 31, 2003	$17.68	(0.15	)(d)	6.58	6.43	—	—	—	$24.11	36.37%
Year Ended December 31, 2002	$21.53	(0.15	)(d)	(3.57)	(3.72)	—	(0.13)	(0.13)	$17.68	(17.30)%
November 1, 2001 Through December 31, 2001(b)	$19.64	(0.03	)(d)	1.92	1.89	—	—	—	$21.53	9.62%
Year Ended October 31, 2001	$27.89	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)	$19.64	(16.62)%
VALUE ADVANTAGE FUND
March 1, 2005(c) Through December 31, 2005	$15.00	0.13	(d)	0.99	1.12	(0.06)	(0.18)	(0.24)	$15.88	7.46%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Commencement of offering of class of shares.

  (d)  Calculated based upon average shares outstanding.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS112

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
MID CAP VALUE FUND
Year Ended December 31, 2005	$2,822,767	1.25%	0.54%	1.39%		45%
Year Ended December 31, 2004	$1,333,000	1.25%	0.34%	1.60%		41%
Year Ended December 31, 2003	$275,000	1.25%	0.51%	1.65%		32%
Year Ended December 31, 2002	$26,000	1.25%	0.50%	1.70%		51%
October 1, 2001 Through December 31, 2001(a)	$5,000	1.25%	0.47%	3.72	%(g)	15%
April 30, 2001(c) Through September 30, 2001	$2,000	1.30%	0.71%	15.30	%(g)	98%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$209,321	1.35%	(0.28)%	1.41%		70%
Year Ended December 31, 2004	$129,000	1.38%	(0.66)%	1.62%		44%
Year Ended December 31, 2003	$88,000	1.38%	(0.75)%	1.65%		38%
Year Ended December 31, 2002	$77,000	1.38%	(0.74)%	1.40%		51%
November 1, 2001 Through December 31, 2001(b)	$71,000	1.38%	(0.81)%	1.38%		6%
Year Ended October 31, 2001	$67,000	1.39%	(0.80)%	1.40%		47%
VALUE ADVANTAGE FUND
March 1, 2005(c) Through December 31, 2005	$45,163	1.25%	1.02%	1.82%		90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS113

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$35.73	(0.40	)(c)	3.66	3.26	—	(3.10)	(3.10)	$35.89	9.23%
Year Ended December 31, 2004	$35.27	(0.40	)(c)	6.07	5.67	—	(5.21)	(5.21)	$35.73	16.31%
Year Ended December 31, 2003	$27.13	(0.48	)(c)	10.02	9.54	—	(1.40)	(1.40)	$35.27	35.37%
Year Ended December 31, 2002	$38.24	(0.65	)(c)	(10.20)	(10.85)	—	(0.26)	(0.26)	$27.13	(28.39)%
November 1, 2001 Through December 31, 2001(b)	$33.75	(0.06)		4.55	4.49	—	—	—	$38.24	13.30%
Year Ended October 31, 2001	$46.20	(0.38	)(c)	(6.59)	(6.97)	—	(5.48)	(5.48)	$33.75	(16.30)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$17.47	(0.29	)(c)	1.12	0.83	—	(1.33)	(1.33)	$16.97	4.66%
Year Ended December 31, 2004	$16.01	(0.28	)(c)	1.74	1.46	—	—	—	$17.47	9.12%
Year Ended December 31, 2003	$11.63	(0.24	)(c)	4.62	4.38	—	—	—	$16.01	37.66%
Year Ended December 31, 2002	$15.16	(0.27)		(3.26)	(3.53)	—	—	—	$11.63	(23.28)%
November 1, 2001 Through December 31, 2001(b)	$13.72	(0.04)		1.48	1.44	—	—	—	$15.16	10.50%
Year Ended October 31, 2001	$23.96	(0.23)		(6.63)	(6.86)	—	(3.38)	(3.38)	$13.72	(31.02)%
GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005	$5.54	(0.09)		0.63	0.54	—	—	—	$6.08	9.75%
Year Ended December 31, 2004	$4.77	(0.07	)(c)	0.84	0.77	—	—	—	$5.54	16.14%
Year Ended December 31, 2003	$3.49	(0.07	)(c)	1.35	1.28	—	—	—	$4.77	36.68%
Year Ended December 31, 2002	$4.99	(0.08	)(c)	(1.42)	(1.50)	—	—	—	$3.49	(30.06)%
October 1, 2001 Through December 31, 2001(e)	$4.22	(0.02)		0.79	0.77	—	—	—	$4.99	18.25%
Year Ended September 30, 2001	$12.43	(0.07	)(c)	(7.98)	(8.05)	—	(0.16)	(0.16)	$4.22	(65.30)%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (e)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS114

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$34,126	1.67%	(1.11)%	1.67%	119%
Year Ended December 31, 2004	$51,000	1.85%	(1.10)%	1.88%	122%
Year Ended December 31, 2003	$61,000	1.85%	(1.55)%	1.96%	68%
Year Ended December 31, 2002	$59,000	1.85%	(1.64)%	1.89%	93%
November 1, 2001 Through December 31, 2001(b)	$170,000	1.85%	(0.93)%	1.85%	2%
Year Ended October 31, 2001	$164,000	1.85%	(0.97)%	1.87%	43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$41,440	2.06%	(1.72)%	2.15%	143%
Year Ended December 31, 2004	$62,000	2.12%	(1.76)%	2.23%	112%
Year Ended December 31, 2003	$63,000	2.12%	(1.81)%	2.35%	55%
Year Ended December 31, 2002	$48,000	2.12%	(1.82)%	2.32%	52%
November 1, 2001 Through December 31, 2001(b)	$72,000	2.12%	(1.83)%	2.12%	8%
Year Ended October 31, 2001	$67,000	2.13%	(1.75)%	2.14%	57%
GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005	$1,359	2.05%	(1.51)%	2.24%	140%
Year Ended December 31, 2004	$3,000	2.05%	(1.31)%	2.29%	118%
Year Ended December 31, 2003	$3,000	2.05%	(1.75)%	2.33%	69%
Year Ended December 31, 2002	$3,000	2.05%	(1.85)%	2.32%	39%
October 1, 2001 Through December 31, 2001(e)	$5,000	2.05%	(1.53)%	2.05%	135%
Year Ended September 30, 2001	$6,000	2.00%	(1.22)%	2.00%	159%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS115

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
MID CAP VALUE FUND
Year Ended December 31, 2005	$21.66	(—	)(d)(e)	1.81	1.81	—	(0.61)	(0.61)	$22.86	8.36%
Year Ended December 31, 2004	$18.37	(0.06	)(d)	3.66	3.60	—	(0.31)	(0.31)	$21.66	19.60%
Year Ended December 31, 2003	$14.32	(0.03	)(d)	4.19	4.16	—	(0.11)	(0.11)	$18.37	29.06%
Year Ended December 31, 2002	$14.06	(0.04	)(d)	0.31	0.27	—	(0.01)	(0.01)	$14.32	1.94%
October 1, 2001 Through December 31, 2001(a)	$13.40	(0.01	)(d)	1.47	1.46	(0.05)	(0.75)	(0.80)	$14.06	10.94%
April 30, 2001(c) Through September 30, 2001	$14.24	—	(d)	(0.84)	(0.84)	—	—	—	$13.40	(5.90)%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$24.01	(0.20	)(d)	3.05	2.85	—	(3.42)	(3.42)	$23.44	11.85%
Year Ended December 31, 2004	$22.34	(0.34	)(d)	5.84	5.50	—	(3.83)	(3.83)	$24.01	25.22%
Year Ended December 31, 2003	$16.50	(0.27	)(d)	6.11	5.84	—	—	—	$22.34	35.39%
Year Ended December 31, 2002	$20.26	(0.29	)(d)	(3.34)	(3.63)	—	(0.13)	(0.13)	$16.50	(17.94)%
November 1, 2001 Through December 31, 2001(b)	$18.50	(0.05	)(d)	1.81	1.76	—	—	—	$20.26	9.51%
Year Ended October 31, 2001	$26.73	(0.09)		(4.25)	(4.34)	—	(3.89)	(3.89)	$18.50	(17.37)%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Commencement of offering of class of shares.

  (d)  Calculated based upon average shares outstanding.

(e)  Amount rounds to less than $0.01.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS116

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
MID CAP VALUE FUND
Year Ended December 31, 2005	$233,396	1.77%	(0.01)%	1.89%		45%
Year Ended December 31, 2004	$173,000	1.90%	(0.32)%	2.10%		41%
Year Ended December 31, 2003	$68,000	1.95%	(0.21)%	2.19%		32%
Year Ended December 31, 2002	$14,000	2.00%	(0.27)%	2.49%		51%
October 1, 2001 Through December 31, 2001(a)	$3,000	1.99%	(0.27)%	4.47	%(h)	15%
April 30, 2001(c) Through September 30, 2001	$1,000	2.03%	0.01%	16.00	%(h)	98%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$17,106	1.87%	(0.83)%	1.91%		70%
Year Ended December 31, 2004	$17,000	2.12%	(1.43)%	2.12%		44%
Year Ended December 31, 2003	$22,000	2.12%	(1.49)%	2.21%		38%
Year Ended December 31, 2002	$23,000	2.12%	(1.50)%	2.16%		51%
November 1, 2001 Through December 31, 2001(b)	$42,000	2.12%	(1.55)%	2.12%		6%
Year Ended October 31, 2001	$39,000	2.13%	(1.54)%	2.14%		47%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS117

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$35.20	(0.38	)(d)	3.60	3.22	—	(3.10)	(3.10)	$35.32	9.26%
Year Ended December 31, 2004	$34.81	(0.40	)(d)	6.00	5.60	—	(5.21)	(5.21)	$35.20	16.32%
Year Ended December 31, 2003	$26.83	(0.47	)(d)	9.85	9.38	—	(1.40)	(1.40)	$34.81	35.17%
Year Ended December 31, 2002	$37.82	(0.53	)(d)	(10.20)	(10.73)	—	(0.26)	(0.26)	$26.83	(28.39)%
November 1, 2001 Through December 31, 2001(b)	$33.38	(0.05)		4.49	4.44	—	—	—	$37.82	13.30%
Year Ended October 31, 2001	$45.76	(0.37	)(d)	(6.53)	(6.90)	—	(5.48)	(5.48)	$33.38	(16.30)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$17.44	(0.30	)(d)	1.14	0.84	—	(1.33)	(1.33)	$16.95	4.73%
Year Ended December 31, 2004	$15.98	(0.28	)(d)	1.74	1.46	—	—	—	$17.44	9.14%
Year Ended December 31, 2003	$11.61	(0.25	)(d)	4.62	4.37	—	—	—	$15.98	37.64%
Year Ended December 31, 2002	$15.13	(0.21)		(3.31)	(3.52)	—	—	—	$11.61	(23.26)%
November 1, 2001 Through December 31, 2001(b)	$13.70	(0.04)		1.47	1.43	—	—	—	$15.13	10.44%
Year Ended October 31, 2001	$23.93	(0.23)		(6.62)	(6.85)	—	(3.38)	(3.38)	$13.70	(31.02)%
MICRO CAP FUND
October 31, 2005(c) Through December 31, 2005	$15.00	(0.05)		0.51	0.46	—	—	—	$15.46	3.07%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Commencement of offering of class of shares.

(d)  Calculated based upon average shares outstanding.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS118

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$17,120	1.65%	(1.07)%	1.66%	119%
Year Ended December 31, 2004	$7,000	1.85%	(1.09)%	1.87%	122%
Year Ended December 31, 2003	$4,000	1.85%	(1.55)%	1.96%	68%
Year Ended December 31, 2002	$3,000	1.85%	(1.63)%	1.88%	93%
November 1, 2001 Through December 31, 2001(b)	$5,000	1.85%	(0.91)%	1.85%	2%
Year Ended October 31, 2001	$4,000	1.85%	(0.97)%	1.87%	43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$43,211	2.06%	(1.72)%	2.18%	143%
Year Ended December 31, 2004	$34,000	2.12%	(1.76)%	2.23%	112%
Year Ended December 31, 2003	$23,000	2.12%	(1.82)%	2.35%	55%
Year Ended December 31, 2002	$10,000	2.12%	(1.82)%	2.32%	52%
November 1, 2001 Through December 31, 2001(b)	$11,000	2.12%	(1.83)%	2.12%	8%
Year Ended October 31, 2001	$10,000	2.13%	(1.76)%	2.14%	57%
MICRO CAP FUND
October 31, 2005(c) Through December 31, 2005	$515	2.20%	(1.93)%	6.08%	8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS119

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(h)
MID CAP VALUE FUND
Year Ended December 31, 2005	$21.70	—	(c)(d)	1.81	1.81	—	(d)	(0.61)	(0.61)	$22.90	8.34%
Year Ended December 31, 2004	$18.41	(0.06	)(c)	3.66	3.60	—		(0.31)	(0.31)	$21.70	19.56%
Year Ended December 31, 2003	$14.35	(0.03	)(c)	4.20	4.17	—	(d)	(0.11)	(0.11)	$18.41	29.09%
Year Ended December 31, 2002	$14.09	(0.04	)(c)	0.31	0.27	—		(0.01)	(0.01)	$14.35	1.94%
October 1, 2001 Through December 31, 2001(a)	$13.41	(0.01	)(c)	1.48	1.47	(0.04)		(0.75)	(0.79)	$14.09	11.05%
April 30, 2001(b) Through September 30, 2001	$14.24	—	(c)	(0.83)	(0.83)	—		—	—	$13.41	(5.83)%
SMALL CAP EQUITY FUND
February 19, 2005(b) Through December 31, 2005.	$24.08	(0.14	)(c)	2.91	2.77	—		(3.42)	(3.42)	$23.43	11.48%
VALUE ADVANTAGE FUND
March 1, 2005(b) Through December 31, 2005	$15.00	0.06	(c)	1.00	1.06	(0.03)		(0.18)	(0.21)	$15.85	7.03%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Amount rounds to less than $0.01.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS120

ANNUAL REPORT DECEMBER 31

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
MID CAP VALUE FUND
Year Ended December 31, 2005	$822,366	1.76%	0.01%	1.89%		45%
Year Ended December 31, 2004	$483,000	1.90%	(0.31)%	2.10%		41%
Year Ended December 31, 2003	$103,000	1.95%	(0.19)%	2.19%		32%
Year Ended December 31, 2002	$9,000	2.00%	(0.28)%	2.51%		51%
October 1, 2001 Through December 31, 2001(a)	$3,000	1.99%	(0.30)%	4.48	%(g)	15%
April 30, 2001(b) Through September 30, 2001	$2,000	2.04%	0.03%	15.95	%(g)	98%
SMALL CAP EQUITY FUND
February 19, 2005(b) Through December 31, 2005.	$10,678	1.85%	(0.49)%	1.91%		70%
VALUE ADVANTAGE FUND
March 1, 2005(b) Through December 31, 2005	$55,875	1.75%	0.47%	2.39%		90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS121

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$40.42	(0.13	)(d)	4.17	4.04	—	(3.10)	(3.10)	$41.36	10.10%
Year Ended December 31, 2004	$38.95	(0.09	)(d)	6.77	6.68	—	(5.21)	(5.21)	$40.42	17.37%
Year Ended December 31, 2003	$29.57	(0.21	)(d)	10.99	10.78	—	(1.40)	(1.40)	$38.95	36.64%
Year Ended December 31, 2002	$41.26	(0.24	)(d)	(11.19)	(11.43)	—	(0.26)	(0.26)	$29.57	(27.71)%
November 1, 2001 Through December 31, 2001(b)	$36.37	0.01		4.88	4.89	—	—	—	$41.26	13.45%
Year Ended October 31, 2001	$48.76	—	(c)	(6.91)	(6.91)	—	(5.48)	(5.48)	$36.37	(15.20)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$18.89	(0.14	)(d)	1.23	1.09	—	(1.33)	(1.33)	$18.65	5.70%
Year Ended December 31, 2004	$17.13	(0.13	)(d)	1.89	1.76	—	—	—	$18.89	10.27%
Year Ended December 31, 2003	$12.32	(0.11	)(d)	4.92	4.81	—	—	—	$17.13	39.04%
Year Ended December 31, 2002	$15.89	(0.08)		(3.49)	(3.57)	—	—	—	$12.32	(22.47)%
November 1, 2001 Through December 31, 2001(b)	$14.37	(0.02)		1.54	1.52	—	—	—	$15.89	10.58%
Year Ended October 31, 2001	$24.65	(0.21)		(6.69)	(6.90)	—	(3.38)	(3.38)	$14.37	(30.20)%
MICRO CAP FUND
October 31, 2005(e) Through December 31, 2005	$15.00	(0.03)		0.51	0.48	—	—	—	$15.48	3.20%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Amount less than $0.01.

  (d)  Calculated based upon average shares outstanding.

  (e)  Commencement of offering of class of shares.

(  f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS122

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$275,518	0.90%	(0.33)%	0.90%		119%
Year Ended December 31, 2004	$43,000	0.93%	(0.21)%	1.30%		122%
Year Ended December 31, 2003	$4,000	0.93%	(0.63)%	1.54%		68%
Year Ended December 31, 2002	$2,000	0.93%	(0.71)%	1.26%		93%
November 1, 2001 Through December 31, 2001(b)	$3,000	0.93%	0.01%	2.06%		2%
Year Ended October 31, 2001	$3,000	0.93%	(0.01)%	1.18%		43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$21,753	1.10%	(0.77)%	1.43%		143%
Year Ended December 31, 2004	$10,000	1.10%	(0.74)%	1.32%		112%
Year Ended December 31, 2003	$16,000	1.10%	(0.79)%	1.28%		55%
Year Ended December 31, 2002	$12,000	1.10%	(0.79)%	1.22%		52%
November 1, 2001 Through December 31, 2001(b)	$8,000	1.10%	(0.82)%	10.33	%(h)	8%
Year Ended October 31, 2001	$203	1.12%	(0.76)%	12.21	%(h)	57%
MICRO CAP FUND
October 31, 2005(e) Through December 31, 2005	$4,127	1.45%	(1.18)%	5.33%		8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS123

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(h)
MID CAP EQUITY FUND
Year Ended December 31, 2005	$33.30	0.10	(c)	3.09	3.19	(0.09)	(3.53)	(3.62)	$32.87	9.61%
Year Ended December 31, 2004	$31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	$33.30	19.36%
Year Ended December 31, 2003	$24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	$31.18	32.29%
Year Ended December 31, 2002	$29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	$24.39	(13.39)%
November 1, 2001 Through December 31, 2001(a)	$26.17	0.02		3.43	3.45	(0.02)	(0.09)	(0.11)	$29.51	13.20%
Year Ended October 31, 2001	$37.85	0.12		(5.30)	(5.18)	(0.12)	(6.38)	(6.50)	$26.17	(15.27)%
MID CAP VALUE FUND
Year Ended December 31, 2005	$22.18	0.18	(c)	1.85	2.03	(0.16)	(0.61)	(0.77)	$23.44	9.16%
Year Ended December 31, 2004	$18.70	0.12	(c)	3.74	3.86	(0.07)	(0.31)	(0.38)	$22.18	20.67%
Year Ended December 31, 2003	$14.48	0.12	(c)	4.27	4.39	(0.06)	(0.11)	(0.17)	$18.70	30.34%
Year Ended December 31, 2002	$14.14	0.14	(c)	0.27	0.41	(0.06)	(0.01)	(0.07)	$14.48	2.90%
October 31, 2001(b) Through December 31, 2001	$13.48	0.01	(c)	1.49	1.50	(0.09)	(0.75)	(0.84)	$14.14	11.18%
SMALL CAP CORE FUND(d)
Year Ended December 31, 2005	$43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)	$43.99	3.90%
Year Ended December 31, 2004	$44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)	$43.46	22.31%
Year Ended December 31, 2003	$33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)	$44.39	35.20%
Year Ended December 31, 2002	$40.46	0.04		(6.86)	(6.82)	(0.03)	(0.26)	(0.29)	$33.35	(16.94)%
November 1, 2001 Through December 31, 2001(a)	$36.65	0.01		3.81	3.82	(0.01)	—	(0.01)	$40.46	10.42%
Year Ended October 31, 2001	$51.12	0.10		(7.61)	(7.51)	(0.14)	(6.82)	(6.96)	$36.65	(15.47)%

  (a)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

(e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS124

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
MID CAP EQUITY FUND
Year Ended December 31, 2005	$268,582	0.90%	0.29%	1.08%		99%
Year Ended December 31, 2004	$227,000	0.90%	0.32%	1.14%		102%
Year Ended December 31, 2003	$194,000	0.90%	0.48%	1.14%		62%
Year Ended December 31, 2002	$139,000	0.77%	0.51%	1.14%		84%
November 1, 2001 Through December 31, 2001(a)	$155,000	0.60%	0.38%	1.15%		2%
Year Ended October 31, 2001	$133,000	0.55%	0.38%	1.15%		55%
MID CAP VALUE FUND
Year Ended December 31, 2005	$1,222,881	1.00%	0.80%	1.13%		45%
Year Ended December 31, 2004	$485,000	1.00%	0.60%	1.20%		41%
Year Ended December 31, 2003	$76,000	1.00%	0.74%	1.24%		32%
Year Ended December 31, 2002	$14,000	1.00%	0.96%	1.71%		51%
October 31, 2001(b) Through December 31, 2001	$11	0.99%	0.58%	3.68	%(g)	15%
SMALL CAP CORE FUND(d)
Year Ended December 31, 2005	$815,905	0.80%	0.39%	1.06%		37%
Year Ended December 31, 2004	$904,000	0.64%	0.25%	1.12%		170%
Year Ended December 31, 2003	$386,000	0.60%	0.04%	1.10%		48%
Year Ended December 31, 2002	$259,000	0.51%	0.10%	1.11%		52%
November 1, 2001 Through December 31, 2001(a)	$317,000	0.40%	0.09%	1.12%		7%
Year Ended October 31, 2001	$299,000	0.34%	0.28%	1.13%		50%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS125

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$27.96	0.05	(c)	3.58	3.63	—	(3.42)	(3.42)	$28.17	12.98%
Year Ended December 31, 2004	$25.18	(0.05	)(c)	6.66	6.61	—	(3.83)	(3.83)	$27.96	26.81%
Year Ended December 31, 2003	$18.37	(0.04	)(c)	6.85	6.81	—	—	—	$25.18	37.07%
Year Ended December 31, 2002	$22.25	(0.04	)(c)	(3.71)	(3.75)	—	(0.13)	(0.13)	$18.37	(16.87)%
November 1, 2001 Through December 31, 2001(b)	$20.27	(0.01	)(c)	1.99	1.98	—	—	—	$22.25	9.77%
Year Ended October 31, 2001	$28.52	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)	$20.27	(16.19)%
U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005	$13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)	$12.94	4.18%
Year Ended December 31, 2004	$13.90	(0.03	)(c)	1.91	1.88	—	(2.00)	(2.00)	$13.78	13.73%
Year Ended December 31, 2003	$9.97	0.02	(c)	3.94	3.96	(0.03)	—	(0.03)	$13.90	39.72%
Year Ended December 31, 2002	$12.57	0.03		(2.60)	(2.57)	(0.03)	—	(0.03)	$9.97	(20.48)%
June 1, 2001 Through December 31, 2001(d)	$13.43	0.04	(c)	(0.79)	(0.75)	(0.05)	(0.06)	(0.11)	$12.57	(5.56)%
Year Ended May 31, 2001	$14.45	0.05		0.04	0.09	(0.03)	(1.08)	(1.11)	$13.43	0.75%
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$15.00	0.15	(c)	1.01	1.16	(0.07)	(0.18)	(0.25)	$15.91	7.71%

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Calculated based upon average shares outstanding.

  (d)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (e)  Commencement of offering of class of shares.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS126

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (g)
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$243,437	0.85%	0.18%	1.14%	70%
Year Ended December 31, 2004	$211,000	0.85%	(0.17)%	1.11%	44%
Year Ended December 31, 2003	$636,000	0.85%	(0.22)%	1.12%	38%
Year Ended December 31, 2002	$502,000	0.85%	(0.22)%	1.09%	51%
November 1, 2001 Through December 31, 2001(b)	$532,000	0.88%	(0.31)%	1.10%	6%
Year Ended October 31, 2001	$390,000	0.88%	(0.30)%	1.12%	47%
U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005	$102,003	1.01%	0.18%	1.14%	32%
Year Ended December 31, 2004	$119,000	1.01%	(0.18)%	1.15%	129%
Year Ended December 31, 2003	$156,000	1.01%	0.15%	1.11%	78%
Year Ended December 31, 2002	$199,000	1.01%	0.23%	1.10%	90%
June 1, 2001 Through December 31, 2001(d)	$286,000	1.01%	0.39%	1.04%	48	%(h)
Year Ended May 31, 2001	$296,000	1.01%	0.35%	1.01%	110	%(h)
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$3,107	1.00%	1.14%	1.87%	90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS127

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(j)
MID CAP VALUE FUND
Year Ended December 31, 2005	$22.30	0.24	(d)	1.86	2.10	(0.21)	(0.61)	(0.82)	$23.58	9.42%
Year Ended December 31, 2004	$18.77	0.17	(d)	3.77	3.94	(0.10)	(0.31)	(0.41)	$22.30	20.99%
Year Ended December 31, 2003	$14.52	0.17	(d)	4.27	4.44	(0.08)	(0.11)	(0.19)	$18.77	30.62%
Year Ended December 31, 2002	$14.14	0.15	(d)	0.30	0.45	(0.06)	(0.01)	(0.07)	$14.52	3.23%
October 1, 2001 Through December 31, 2001(a)	$13.47	0.03	(d)	1.48	1.51	(0.09)	(0.75)	(0.84)	$14.14	11.30%
Year Ended September 30, 2001	$13.06	0.15	(d)	1.28	1.43	(0.15)	(0.87)	(1.02)	$13.47	11.19%
U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005	$13.77	0.05	(d)	0.56	0.61	(0.03)	(1.42)	(1.45)	$12.93	4.34%
Year Ended December 31, 2004	$13.88	—	(d)	1.89	1.89	—	(2.00)	(2.00)	$13.77	13.82%
Year Ended December 31, 2003	$9.95	0.04	(d)	3.94	3.98	(0.05)	—	(0.05)	$13.88	40.03%
Year Ended December 31, 2002	$12.57	0.05		(2.61)	(2.56)	(0.06)	—	(0.06)	$9.95	(20.36)%
June 1, 2001 Through December 31, 2001(b)	$13.34	0.05	(d)	(0.78)	(0.73)	(0.04)	—	(0.04)	$12.57	(5.50)%
Year Ended May 31, 2001	$15.11	0.08		0.03	0.11	(0.09)	(1.79)	(1.88)	$13.34	0.94%
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)	$15.83	7.32%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (c)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

  (d)  Calculated based upon average shares outstanding.

  (e)  Commencement of offering of class of shares.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

  (j)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS128

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
MID CAP VALUE FUND
Year Ended December 31, 2005	$1,915,393	0.75%	1.02%	0.98%		45%
Year Ended December 31, 2004	$1,215,000	0.75%	0.83%	1.05%		41%
Year Ended December 31, 2003	$334,000	0.75%	1.00%	1.07%		32%
Year Ended December 31, 2002	$59,000	0.75%	1.01%	1.22%		51%
October 1, 2001 Through December 31, 2001(a)	$4,000	0.75%	0.94%	3.30	%(h)	15%
Year Ended September 30, 2001	$4,000	0.75%	1.07%	3.25	%(h)	98%
U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005	$46,690	0.83%	0.39%	0.98%		32%
Year Ended December 31, 2004	$92,000	0.83%	—%	0.97%		129%
Year Ended December 31, 2003	$183,000	0.83%	0.33%	0.95%		78%
Year Ended December 31, 2002	$214,000	0.83%	0.41%	0.93%		90%
June 1, 2001 Through December 31, 2001(b)	$269,000	0.82%	0.57%	0.86%		48	%(i)
Year Ended May 31, 2001	$410,000	0.82%	0.54%	0.82%		110	%(i)
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$20	0.75%	0.87%	3.01%		90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS129

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Trust I ("JPM I") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Except as noted below, the Funds are series of JPM I.

JPMorgan Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT"), an open-end management investment company which was organized as a Massachusetts business trust on September 23, 1997.

JPMorgan Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG"), an open-end management investment company which was organized as a Maryland corporation on August 19, 1997.

The following are the funds of JPM I, JPMMFIT and JPMFMFG (the "Trusts") (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Capital Growth Fund	Class A, Class B, Class C and Select Class

Dynamic Small Cap Fund	Class A, Class B, Class C, and Select Class

Growth Advantage Fund	Class A and Class B

Micro Cap Fund	Class A, Class C, Select Class

Mid Cap Equity Fund	Select Class

Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class

Small Cap Core Fund	Select Class

Small Cap Equity Fund	Class A, Class B, Class C and Select Class

U.S. Small Company Fund	Select Class and Institutional Class

Value Advantage Fund	Class A, Class C, Select Class and Institutional Class

Until August 17, 2005, the Growth Advantage Fund was formerly named Mid Cap Growth Fund.

Until February 19, 2005, the Small Cap Core Fund was formerly named Trust Small Cap Equity Fund.

The Micro Cap Fund commenced operations on October 31, 2005.

The Value Advantage Fund commenced operations on March 1, 2005.

Prior to February 19, 2005, U.S. Small Company Fund was a separate series of J.P. Morgan Institutional Funds, Capital Growth Fund, Dynamic Small Cap Fund and Small Cap Equity Fund were separate series of J.P. Morgan Mutual Fund Group and Mid Cap Equity Fund and Small Cap Core Fund were a separate series of J.P. Morgan Mutual Fund Select Group. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds, except for Growth Advantage Fund and Mid Cap Value Fund, approved an Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to each Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS130

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to each Agreement and Plan of Reorganization and Redomiciliation, each Fund, except for Growth Advantage Fund and Mid Cap Value Fund, was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

As of the close of business on February 28, 2005, the Small Cap Core Fund and the U.S. Small Company Fund are publicly offered on a limited basis. Additionally, as of the close of business on March 31, 2005, the Mid Cap Value Fund is publicly offered on a limited basis. As of the close of business on August 15, 2005, the Mid Cap Equity Fund is publicly offered on a limited basis.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year have different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market shall generally be the Nasdaq Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Convertible debt securities, debt securities issued by the U.S. Treasury or a U.S. Government Agency (other than short-term investments maturing in less than 61 days), and municipal securities held by the Funds are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS131

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining the fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, the Small Cap Core Fund and U.S. Small Company Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Securities Lending — To generate additional income, each Fund may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, "U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Funds on October 15, 2002 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS132

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$27	$77,753	$75,732
Dynamic Small Cap Fund	20	42,643	41,718
Growth Advantage Fund	3	9,062	8,800
Mid Cap Equity Fund	8	18,220	17,762
Mid Cap Value Fund	161	417,693	407,858
Small Cap Core Fund	87	197,606	191,941
Small Cap Equity Fund	28	97,572	94,938
U.S. Small Company Fund	4	38,777	37,571

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are

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based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and generally paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income		Accumulated net realized gain (loss) on investments
FUND
Capital Growth Fund	$1	$3,920		$(3,921)
Dynamic Small Cap Fund	(1,557)	2,474		(917)
Growth Advantage Fund	(446)	447		(1)
Micro Cap Fund	(1)	11		(10)
Mid Cap Equity Fund	1	—	(b)	(1)
Mid Cap Value Fund	287	2,294		(2,581)
Small Cap Core Fund	(78)	43		35
Small Cap Equity Fund	2	176		(178)
U.S. Small Company Fund	(9)	(49)		58
Value Advantage Fund	(8)	8		—

(b)  Amount rounds to less than one thousand.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS134

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2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The reclassifications for the Funds relate primarily to tax returns of capital, net operating losses, organization costs, distributions reclasses and REIT adjustments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Dynamic Small Cap Fund	0.65
Growth Advantage Fund	0.65
Micro Cap Fund	1.25
Mid Cap Equity Fund	0.65
Mid Cap Value Fund*	0.65
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
U.S. Small Company Fund	0.60
Value Advantage Fund	0.65

  *  Prior to February 19, 2005, the investment advisory fee rate was 0.70%.

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS135

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(CONTINUED)

Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("the Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act.

The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Dynamic Small Cap Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	n/a
Micro Cap Fund	0.25	n/a	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to December 31, 2005, the Distributor received the following amounts (in thousands):

	12b-1	Front-End Sales Charges	CDSC
Capital Growth Fund	$1,348	$486	$40
Dynamic Small Cap Fund	697	123	39
Growth Advantage Fund	120	31	1
Micro Cap Fund	1	—	—
Mid Cap Value Fund	10,896	11,823	594
Small Cap Equity Fund	441	1,032	28
Value Advantage Fund	160	1,272	3

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS136

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

D. Shareholder Servicing Fees — Effective February 19, 2005, the Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25	0.25	0.25	0.25	n/a
Dynamic Small Cap Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	n/a	n/a	n/a
Micro Cap Fund	0.25	n/a	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10
Small Cap Core Fund	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.25	n/a
U.S. Small Company Fund	n/a	n/a	n/a	0.25	0.10
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and fund accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

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(CONTINUED)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a
Dynamic Small Cap Fund	1.50	2.12	2.12	1.10	n/a
Growth Advantage Fund	1.35	2.05	n/a	n/a	n/a
Micro Cap Fund	1.70	n/a	2.20	1.45	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%
Small Cap Core Fund	n/a	n/a	n/a	1.00	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.85	n/a
U.S. Small Company Fund	n/a	n/a	n/a	1.01	0.83
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75

The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages in the table above are due to expire April 30, 2006.

For the year ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
Capital Growth Fund	$—	$—	$—	$—	$—	$1
Dynamic Small Cap Fund	162	19	76	—	257	—
Growth Advantage Fund	79	28	101	—	208	—
Micro Cap Fund	11	1	2	—	14	20
Mid Cap Equity Fund	—	3	193	—	196	—
Mid Cap Value Fund	5,781	575	2,003	—	8,359	18
Small Cap Core Fund	—	1	500	—	501	—
Small Cap Equity Fund	—	108	578	—	686	—
U.S. Small Company Fund	48	64	123	—	235	—
Value Advantage Fund	123	17	—	—	140	97

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS138

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Dynamic Small Cap Fund	$1	$6	$—	$—	$7
Mid Cap Equity Fund	—	52	196	—	248
Mid Cap Value Fund	1,022	119	—	—	1,141
Small Cap Core Fund	—	184	1,472	—	1,656
Small Cap Equity Fund	—	43	—	—	43

  (h)  Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended December 31, 2005, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2005 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
FUND
Capital Growth Fund	$1,023,343	$823,303
Dynamic Small Cap Fund	249,266	276,666
Growth Advantage Fund	74,110	80,393
Micro Cap Fund	5,338	440
Mid Cap Equity Fund	260,864	241,776
Mid Cap Value Fund	5,228,173	2,520,304
Small Cap Core Fund	299,790	363,694
Small Cap Equity Fund	339,344	267,310
U.S. Small Company Fund	56,661	115,739
Value Advantage Fund	135,574	39,621

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS139

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NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005 were as follows (amounts in thousands):

	Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Growth Fund	$735,216	139,623	(18,501)	$121,122
Dynamic Small Cap Fund	203,151	25,571	(3,468)	22,103
Growth Advantage Fund	56,900	9,545	(1,061)	8,484
Micro Cap Fund	5,041	281	(155)	126
Mid Cap Equity Fund	238,307	53,351	(4,544)	48,807
Mid Cap Value Fund	6,890,047	850,402	(130,887)	719,515
Small Cap Core Fund	938,350	124,082	(50,709)	73,373
Small Cap Equity Fund	488,550	103,424	(5,137)	98,287
U.S. Small Company Fund	170,111	33,178	(8,453)	24,725
Value Advantage Fund	101,248	3,805	(2,017)	1,788

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Capital Growth Fund	$5,585	$51,737	—	$57,322
Dynamic Small Cap Fund	—	12,871	—	12,871
Mid Cap Equity Fund	7,528	20,249	—	27,777
Mid Cap Value Fund	136,842	82,699	—	219,541
Small Cap Core Fund	14,476	7,123	—	21,599
Small Cap Equity Fund	5,878	47,292	—	53,170
U.S. Small Company Fund	4,252	12,500	—	16,752
Value Advantage Fund	1,391	6	—	1,397

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS140

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary income	Net long-term capital gains	Tax return of capital	Total distributions paid
Capital Growth Fund	$—	$61,848	$—	$61,848
Mid Cap Equity Fund	6,536	17,731	—	24,267
Mid Cap Value Fund	44,728	10,066	—	54,794
Small Cap Core Fund	12,478	75,838	—	88,316
Small Cap Equity Fund	5,490	106,812	—	112,302
U.S. Small Company Fund	—	28,244	—	28,244

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current distributable ordinary income	Current distributable long-term capital gain or (tax basis capital loss carryover)	Unrealized appreciation (depreciation)
Capital Growth Fund	$5,265	$9,122	$121,122
Dynamic Small Cap Fund	—	389	22,103
Growth Advantage Fund	—	(245,044)	8,484
Micro Cap Fund	33	—	126
Mid Cap Equity Fund	1,716	3,206	48,807
Mid Cap Value Fund	19,629	32,703	719,515
Small Cap Core Fund	—	—	73,373
Small Cap Equity Fund	1,640	1,661	98,287
U.S. Small Company Fund	241	966	24,725
Value Advantage Fund	95	9	1,788

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, post October losses, investments in 1256 contracts and REIT adjustments.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS141

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NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

As of December 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2006	2007	2008	2009	2010	2011	2012	2013	Total
Capital Growth Fund*	—	—	—	—	563	—	—	—	563
Growth Advantage Fund	—	—	—	214,153	28,364	2,527	—	—	245,044

  *  Limited under IRC section 381-384.

During the year ended December 31, 2005, Growth Advantage Fund, Dynamic Small Cap Fund and Capital Growth Fund utilized capital loss carryforwards of $8,373, $3,776 and $113 respectively (in thousands)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2005, the Dynamic Small Cap Fund and Small Cap Core Fund deferred to January 1, 2006 post October capital losses of $664 and $1,364 (amounts in thousands).

6. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS142

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The outstanding borrowings from another fund or from the unsecured uncommitted credit facility and average borrowings for the period ended December 31, 2005, were as follows (in thousands):

	Outstanding balance at December 31, 2005	Average borrowings	Number of days used	Interest paid
Small Cap Equity Fund	$—	$1,273	1	(c)
U.S. Small Company Fund	—	697	1	(c)

  *  Amount is less than one thousand.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Subsequent Event*

On February 6, 2006, the JPMorgan Chase Bank Emerging Growth Trust and JPMorgan Chase Bank Special Equities Fund common trust funds, managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Small Cap Core Fund in a tax-free exchange. The JPMorgan Chase Bank Emerging Growth Trust purchased 2,102 Select Class Shares of JPMorgan Small Cap Core Fund and the JPMorgan Small Cap Core Fund received portfolio securities with a market value of $100,174 in exchange for these shares. The JPMorgan Chase Bank Special Equities Fund purchased 4,895 Select Class Shares of JPMorgan Small Cap Core Fund and the JPMorgan Small Cap Core Fund received portfolio securities with a market value of $233,243 in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Small Cap Core Fund is equal to the cost of the securities of the JPMorgan Chase Bank Emerging Growth Trust and JPMorgan Chase Bank Special Equities Fund, respectively, at the time of the in-kind transfer.

  *  Amounts in thousands

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS143

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc. and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth Advantage Fund (a portfolio of J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (a portfolio of J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Capital Growth Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Micro Cap Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund and JPMorgan Value Advantage Fund (each a portfolio of JPMorgan Trust I) (hereafter collectively referred to as the "Funds") at December 31, 2005, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2006

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS144

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TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	118		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	118		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	117	*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, The Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	118		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	118		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	117	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	117	*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	118		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS145

JPMorgan Funds

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	117	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	118		Trustee of Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	117	*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	118		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	118		Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees currently includes nine registered investment companies (118 funds).

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS146

ANNUAL REPORT DECEMBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS147

JPMorgan Funds

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS148

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS149

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
CAPITAL GROWTH FUND
Class A
Actual	$1,000.00	$1,072.60	$5.96	1.14%
Hypothetical	$1,000.00	$1,019.46	$5.80	1.14%
Class B
Actual	$1,000.00	$1,069.90	$8.56	1.64%
Hypothetical	$1,000.00	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000.00	$1,069.80	$8.56	1.64%
Hypothetical	$1,000.00	$1,016.94	$8.34	1.64%
Select Class
Actual	$1,000.00	$1,073.90	$4.65	0.89%
Hypothetical	$1,000.00	$1,020.72	$4.53	0.89%
DYNAMIC SMALL CAP FUND
Class A
Actual	$1,000.00	$1,071.40	$7.83	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Class B
Actual	$1,000.00	$1,068.00	$10.79	2.07%
Hypothetical	$1,000.00	$1,014.77	$10.51	2.07%
Class C
Actual	$1,000.00	$1,068.20	$10.79	2.07%
Hypothetical	$1,000.00	$1,014.77	$10.51	2.07%
Select Class
Actual	$1,000.00	$1,073.40	$5.75	1.10%
Hypothetical	$1,000.00	$1,019.66	$5.60	1.10%
GROWTH ADVANTAGE FUND
Class A
Actual	$1,000.00	$1,081.80	$7.08	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
Class B
Actual	$1,000.00	$1,076.10	$10.73	2.05%
Hypothetical	$1,000.00	$1,014.87	$10.41	2.05%

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS150

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
MICRO CAP FUND
Class A
Actual*	$1,000.00	$1,031.30	$2.89	1.70%
Hypothetical**	$1,000.00	$1,016.64	$8.64	1.70%
Class C
Actual*	$1,000.00	$1,030.70	$3.73	2.20%
Hypothetical**	$1,000.00	$1,014.12	$11.17	2.20%
Select Class
Actual*	$1,000.00	$1,032.00	$2.46	1.45%
Hypothetical**	$1,000.00	$1,017.90	$7.37	1.45%
MID CAP EQUITY FUND
Select Class
Actual	$1,000.00	$1,056.10	$4.66	0.90%
Hypothetical	$1,000.00	$1,020.67	$4.58	0.90%
MID CAP VALUE FUND
Class A
Actual	$1,000.00	$1,037.40	$6.42	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class B
Actual	$1,000.00	$1,034.80	$8.98	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Class C
Actual	$1,000.00	$1,035.20	$8.98	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,038.70	$5.14	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$1,040.10	$3.86	0.75%
Hypothetical	$1,000.00	$1,021,42	$3.82	0.75%
SMALL CAP CORE FUND
Select Class
Actual	$1,000.00	$1,042.90	$4.18	0.80%
Hypothetic	$1,000.00	$1,021.17	$4.08	0.80%

  *  Beginning account value as of October 31, 2005 (commencement of offering of Classes A, C, and Select Shares) and expenses paid during the period from October 31, 2005 through December 31, 2005.

  **  Beginning account value as of July 1, 2005 and expenses paid during the period from July 1, 2005 through December 31, 2005.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS151

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
SMALL CAP EQUITY FUND
Class A
Actual	$1,000.00	$1,090.10	$7.11	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
Class B
Actual	$1,000.00	$1,087.70	$9.73	1.85%
Hypothetical	$1,000.00	$1,015.88	$9.40	1.85%
Class C
Actual	$1,000.00	$1,087.70	$9.73	1.85%
Hypothetical	$1,000.00	$1,015.88	$9.40	1.85%
Select Class
Actual	$1,000.00	$1,093.10	$4.48	0.85%
Hypothetical	$1,000.00	$1,020.92	$4.33	0.85%
U.S.SMALL COMPANY FUND
Select Class
Actual	$1,000.00	$1,045.60	$5.21	1.01%
Hypothetical	$1,000.00	$1,020.11	$5.14	1.01%
Institutional Class
Actual	$1,000.00	$1,045.70	$4.28	0.83%
Hypothetical	$1,000.00	$1,021.02	$4.23	0.83%
VALUE ADVANTAGE FUND
Class A
Actual	$1,000.00	$1,041.90	$6.43	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class C
Actual	$1,000.00	$1,039.80	$9.00	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,043.70	$5.15	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$1,038.60	$3.85	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS152

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

All Funds except Micro Cap Fund

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS153

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS154

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Capital Growth Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value, Small Cap Core Fund, Small Cap Equity Fund, U.S. Small Company Fund and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in each Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS155

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance of the one, three and five year periods of the Capital Growth Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the Dynamic Small Cap Fund was within a reasonable range of the Universe Group median.

The Trustees noted that the performance of the Growth Advantage Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that the performance of the Mid Cap Equity Fund for the one, three and five year periods was better than that of its Universe Group median.

The Trustees noted that the performance of the Mid Cap Value Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that although the three and five year performance of the Small Cap Core Fund lagged that of its Universe Group, the Fund's one-year performance demonstrated improvement as the Fund had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement, however, the Trustees accepted the Chief Compliance Officer's recommendation that, while considering the Fund's portfolio management team change within the past year, the Board's Equity Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

The Trustees noted that the performance of the Small Cap Equity Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees recognized that the one, three and five year performance of the U.S. Small Company Fund lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that valuation of performance information for contractual continuance purposes would not yet be sufficiently reliable for the Value Advantage Fund because the Fund commenced operations on February 28, 2005.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS156

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Capital Growth Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Small Cap Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Growth Advantage Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that although the Mid Cap Value Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that the Small Cap Core Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that the U.S. Small Company Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

Micro Cap Fund

The creation of the Micro Cap Fund was considered at the August 2005 board meeting. At the meeting, which was held in person, the Board of Trustees approved the investment advisory agreement for the Fund. In connection with such approval, the portfolio manager provided information concerning the proposed investment strategies to be used by the Fund and the Adviser's experience in using such strategies for other advisory clients. The Trustees also received and evaluated written materials from the Adviser, including expense information compiled by Lipper. Prior to voting, the Trustees reviewed the proposed approval of the advisory agreement with representatives of the Adviser and with counsels to the Trust. The Trustees also discussed the proposed approval in the Trust's Equity Sub-Committee meeting.

The Board evaluated multiple factors in determining whether to approve the investment advisory agreement.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS157

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

In reaching their decision, the Board of Trustees did not identify any single factor as being of paramount importance. Based on their evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that the advisory agreement for the Micro Cap Fund was fair and reasonable and that approval of the agreement would be in the best interest of the Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

The Board of Trustees considered the nature and quality of services to be provided by the Adviser to the Micro Cap Fund including portfolio management resources and the experience of the Adviser in connection with the investment strategies used by the Fund. With regard to the nature and quality of the investment advisory services involved, the Board concluded that the services would be of high quality with respect to the Micro Cap Fund given strong staffing resources, infrastructure, and investment processes.

The Board also considered the Adviser's performance with respect to similar investments. The Board noted that, although the Adviser did not have a track record with respect to managing investment companies using the same strategies to be employed by the Micro Cap Fund, the Adviser had extensive experience in managing micro capitalization assets.

The Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. In conducting its review, the Board analyzed the materials based on projections and the proposed expense limitation with respect to the Fund.

The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and receive fees from the Fund for acting in such capacities.

Finally, the Board considered economies of scale in reviewing the agreement. The Board concluded that the overall contractual environment for the Fund would reflect economies of scale, since breakpoints were included in the administration agreement. It was also noted that the growth of assets in the complex would tend to lower the per-share cost of various fixed expenses and, therefore, would result in certain economies of scale. The board concluded that, given these and other facts, including the anticipated size of the new fund, investment advisory breakpoints were not necessary or appropriate at this time.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS158

ANNUAL REPORT DECEMBER 31

2005

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2005:

Dividend Received Deduction
Capital Growth	16.70%
Mid Cap Equity	33.10%
Mid Cap Value	61.03%
Small Cap Core	46.24%
Small Cap Equity	44.95%
U.S. Small Company	26.01%
Value Advantage	41.09%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Capital Growth	$51,737
Dynamic Small Cap	$12,871
Mid Cap Equity	$20,249
Mid Cap Value	$82,699
Small Cap Core	$7,123
Small Cap Equity	$47,292
U.S. Small Company	$12,500
Value Advantage	$6

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS159

JPMorgan Funds

TAX LETTER (UNAUDITED)

For the fiscal year ended December 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions received by the Fund treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity	$2,548
Mid Cap Value	$90,024
Small Cap Core	$4,200
Small Cap Equity	$2,914
U.S. Small Company	$1,172
Value Advantage	$640

For the fiscal year ended December 31, 2005, The Funds designate the following amounts of short-term capital gain distributions paid during the Fund's fiscal year that are from qualified and short-term capital gain (amounts in thousands):

Short-term Gain
Mid Cap Equity	$4,602
Mid Cap Value	$85,723
Small Cap Core	$6,588
Small Cap Equity	$5,434
U.S. Small Company	$4,089
Value Advantage	$1,115

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS160

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD
U.S. POSTAGE
PAID
PERMIT 2891
KANSAS CITY, MO

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.  AN-SMC-1205

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 – Not applicable *
2005 - $708,093

(* Registrant commenced operations on February 18, 2005, therefore, there were no prior year fees.)

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2004 – $9,397,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2004 – Not applicable *
2005 - $220,300

(* Registrant commenced operations on February 18, 2005, therefore, there were no prior year fees.)

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax year ended December 31, 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 – Not applicable
2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable
2005 – 76%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.3 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
March 8, 2006